As filed with the Securities and Exchange Commission on February 26, 1999
                                                                File No. 33-8982
                                                                ICA No. 811-4852
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                      Pre-Effective Amendment No. _____                [ ]
                       Post-Effective Amendment No. 47                 [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 48
                             The Victory Portfolios

           (Exact name of Registrant as Specified in Trust Instrument)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                                 (800) 362-5365
                        (Area Code and Telephone Number)

                                             Copy to:

Ellen F. Stoutamire, Esq.                    Carl Frischling, Esq.
BISYS Fund Services                          Kramer Levin Naftalis & Frankel LLP
3435 Stelzer Road                            919 Third Avenue
Columbus, Ohio 43219                         New York, New York 10022
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:


| |  Immediately upon filing pursuant to paragraph (b)                 |X|    on March 12 , 1999 pursuant to paragraph (b)
|_|  60 days after filing pursuant to paragraph (a)(1)                 |_|    on (date) pursuant to paragraph (a)(1)
|_|  75 days after filing pursuant to paragraph (a)(2)                 |_|    on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              CROSS-REFERENCE SHEET

                             THE VICTORY PORTFOLIOS

                  (Pursuant to Rule 404 showing location in the prospectuses for The Victory Portfolios, of the responses to the Items in Part A and location in the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).

       Part A
       ------
     Form N-1A,
     Item Number       Prospectus Caption
     -----------       ------------------
        1(a)           Front Cover Page
         (b)           Back Cover Page
        2(a)           Risk/Return Summary - Investment Objective
         (b)           Risk/Return Summary - Principal Investment Strategies
         (c)           Risk/Return Summary - Principal Risks
           3           Risk/Return Summary - Fund Expenses
        4(a)           Risk/Return Summary - Investment Objective
         (b)           Risk/Return Summary - Principal Investment Strategies
         (c)           Risk Factors
        5(a)           Not Applicable
         (b)           Not Applicable
         (c)           Not Applicable
        6(a)           Organization and Management of the Funds
         (b)           Not Applicable
        7(a)           Share Price
         (b)           How to Buy Shares
         (c)           How to Sell Shares
         (d)           Dividends, Distributions and Taxes
         (e)           Important Information about Taxes
         (f)           Not Applicable
        8(a)           Not Applicable
         (b)           Organization and Management of the Funds - Distribution
                       and Service Plan
         (c)           Not Applicable
           9           Financial Highlights

       Part B
       ------
     Form N-1A,
      Item No.          Statement of Additional Information Caption
      --------          -------------------------------------------
       10(a)            Front Cover Page
         (b)            Table of Contents
       11(a)            Additional Information - Description of Shares
         (b)            Not Applicable
       12(a)            Statement of Additional Information
         (b)            Instruments in Which the Funds Can Invest
         (c)            Investment Policies and Limitations
         (d)            Temporary Defensive Measures - Short-Term Obligations
         (e)            Advisory and Other Contracts -- Portfolio Turnover
       13(a)            Trustees and Officers - Board of Trustees
         (b)            Trustees and Officers - Board of Trustees; Officers
         (c)            Trustees and Officers - Board of Trustees
         (d)            Trustees and Officers - Board of Trustees
         (e)            Trustees and Officers - Officers
       14(a)            Additional Information
         (b)            Additional Information
         (c)            Trustees and Officers - Officers
       15(a)            Advisory and Other Contracts - Investment Adviser
         (b)            Advisory and Other Contracts - Distributor
         (c)            Advisory and Other Contracts - Investment Adviser
         (d)            Transfer Agent; Other Servicing Plans; Distribution and
                        Service Plan; Fund Accountant; Legal Counsel
         (e)            Not Applicable
         (f)            Additional Purchase, Exchange, and Redemption
                        Information - Dealer Reallowances
         (g)            Distribution Plan
         (h)            Administrator; Transfer Agent; Custodian; Independent
                        Accountants; Legal Counsel
       16(a)            Portfolio Transactions
         (b)            Portfolio Transactions
         (c)            Portfolio Transactions
         (d)            Portfolio Transactions

         (e)            Not Applicable
       17(a)            Additional Information - Description of Shares
         (b)            Not Applicable
       18(a)            Additional Purchase, Exchange, and Redemption
                        Information; Purchasing Shares
         (b)            Not Applicable
         (c)            Additional Purchase, Exchange, and Redemption
                        Information; Purchasing Shares
         (d)            Additional Purchase, Exchange, and Redemption
                        Information
       19(a)            Taxes
         (b)            Taxes
       20(a)            Distributor
         (b)            Not Applicable
         (c)            Not Applicable
       21(a)            Performance of the Money Market Funds
         (b)            Performance of the Non-Money Market Fund
       22(a)            Independent Accountants
         (b)            Independent Accountants
         (c)            Not Applicable

Part C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

Federal /Institutional MMKT (4590)

[GRAPHIC OMITTED]
(LOGO)(R)
Victory Funds
PROSPECTUS
*

FEDERAL MONEY MARKET FUND

INSTITUTIONAL MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission has not approved any Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Call Victory at:

800-539-FUND (800-539-3863)

March 1, 1999

The Victory Portfolios

TABLE OF CONTENTS

*

INTRODUCTION  1

RISK/RETURN SUMMARY FOR EACH OF THE FUNDS

An analysis which includes the investment objective, principal strategies, principal risks, performance and expenses of each Fund.

Federal Money Market Fund  2

Institutional Money Market Fund  4

Risk Factors  6

Share Price  7

Dividends, Distributions, and Taxes  7

INVESTING WITH VICTORY  10

*How to Buy Shares  10

*How to Exchange Shares  13

*How to Sell Shares  14

Organization and Management of the Funds  16

Additional Information  18

Other Securities and Investment Practices  19

FINANCIAL HIGHLIGHTS

Federal Money Market Fund  21

Institutional Money Market Fund  22

An investment in a Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGIES

The goals and the strategies that a Fund plans to use to pursue its investment objective.

RISK FACTORS

The risks you may assume as an investor in a Fund.

PERFORMANCE

A summary of the historical performance of a Fund.

EXPENSES

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.

Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the principal amount invested.

This Prospectus explains the objectives, policies, risks, performance, strategies, and expenses of the Shares of the following two Victory Funds (the Funds).

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference. An investment in a Fund is not a complete investment program.

Investment Objective and Strategy

Objective

The investment objective of the Federal Money Market Fund is to provide high current income to the extent consistent with preservation of capital.

The investment objective of the Institutional Money Market Fund is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

Strategy

Each of the Funds pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. However, each of the Funds has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review the "Risk/Return Summary" and "Other Securities and Investment Practices" for an overview of each Fund.

Risk Factors

The following risk factors distinguish these Funds from each other and other funds with different investment policies and strategies. The Funds also may share many of the same risk factors.

* The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

* A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.

Who May Want to Invest in the Funds

* Investors seeking relative safety and easy access to investments

* Investors with a low risk tolerance

* Investors seeking preservation of capital

* Investors willing to accept lower potential returns in return for safety

* Investors seeking the ability to convert their investment to cash quickly

Fees And Expenses

The minimum initial investment is $1,000,000. If you buy shares through an Investment Professional, you may be subject to different minimums. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. No Load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The Funds offers two classes of shares: Investor Shares and Select Shares. Investor Shares of the Funds are available to certain institutions or individuals that meet minimum investment requirements and are not subject to a shareholder servicing fee. Select Shares are available through certain financial institutions that provide additional services to their customers who are shareholders of the Funds. The Select Shares Class pays a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of that class. See "Organization and Management of the Funds -- Shareholder Servicing Plan."

The following pages provide you with separate overviews of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs. You also should review "Other Securities and Investment Practices" for additional information about the individual securities in which the Funds can invest.

FEDERAL MONEY MARKET FUND                                 Risk/Return Summary

Investment Objective

The investment objective of the Federal Money Market Fund is to provide high current income to the extent consistent with preservation of capital.

Principal Investment Strategies

The Federal Money Market Fund pursues its investment objective by investing exclusively in securities issued or guaranteed by the U.S. Government or certain of its agencies and government-sponsored enterprises. The Federal Money Market Fund also can invest in repurchase agreements collateralized by these securities.

     Under normal market conditions, the Federal Money Market Fund invests in:

* Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government

* Obligations of GNMA, FNMA, FHLMC, SLMA, FFCB, FHLB, TVA, and FAMC

* Repurchase agreements collateralized by any of the above securities

     Important Characteristics of the Federal Money Market Fund's Investments:

* Quality: The Federal Money Market Fund invests only in securities insured or guaranteed by the U.S. Government, or certain of its agencies or government-sponsored enterprises. These securities are of the highest credit quality.

* Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days. The Federal Money Market Fund intends to maintain a weighted average maturity of not more than 55 days.

Risk Factors

The Federal Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Federal Money Market Fund's yield or total return may be adversely affected if any of the following occurs:

* An agency or instrumentality defaults on its obligation and the agency or U.S. Government does not provide financial support

* The market value of floating or variable rate securities falls to the extent that the Federal Money Market Fund's share price declines below $1.00

* Rapidly rising interest rates cause securities held by the Federal Money Market Fund to decline in value and cause the Federal Money Market Fund's share price to decline below $1.00

* Interest rates decline, resulting in a lower yield for the Federal Money Market Fund

* The rate of inflation increases more quickly than the returns for money market funds

FEDERAL MONEY MARKET FUND                                Risk/Return Summary

Investment Performance

The chart and table shown below give an indication of the risks and variability of returns by investing in the Federal Money Market Fund by showing changes in the Fund's performance as of December 31 from year to year for the last ten years. The table below shows the Federal Money Market Fund's 7 day yield, 7 day effective yield, and one year total returns. The figures shown assume reinvestment of dividends and distributions. The performance information below reflects the performance of the Investor Shares of the Federal Money Market Fund. The performance information for Select Class Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The performance information would differ only to the extent that each class has a different expense ratio.

1989     8.86
1990     7.85
1991     5.77
1992     3.34
1993     2.59
1994     3.56
1995     5.27
1996     4.64
1997     4.98
1998     5.28

* Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 2.11% (quarter ending September 30, 1989) and the lowest return for a quarter was 0.63% (quarter ending June 30, 1993).

     This table represents the 7 day yield, 7 day effective yield, and one year total return for the Federal Money Market Fund.

                             7 Day         Total
Federal Money       7 Day    Effective     Return
Market Fund/1/      Yield    Yield         One Year

Investor Shares     4.75%     4.86%        5.28%
Select Shares       4.50%     4.60%        3.92%/2/

1 The Federal Money Market Fund's yields for Investor and Select shares reflect the waiver of a portion of certain fees for the period ended December 31, 1998 and without such waivers, the current 7 day yield would have been 4.57% and 4.32%, and the 7 day effective yield would have been 4.68% and 4.42%, respectively.

2 Represents total return from 3/23/98 (commencement of operations) through 12/31/98 and is not annualized.


Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Federal Money Market Fund.

Shareholder Transaction Expenses           Investor   Select
(paid directly from your investment)*      Shares     Shares

Maximum Sales Charge
Imposed on Purchases                       NONE       NONE
(as a percentage of offering price)
Maximum Sales Charge Imposed               NONE       NONE
on Reinvested Dividends
Deferred Sales Charge                      NONE       NONE
Redemption Fees                            NONE       NONE
Exchange Fees                              NONE       NONE

* You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Federal Money Market Fund. The Federal Money Market Fund pays these expenses from its assets.

Annual Fund                             Investor        Select
Operating Expenses                      Shares          Shares

Management Fees                         0.25%           0.25%
Distribution (12b-1) Fees               0.00%           0.00%
Other Expenses1                         0.23%           0.49%
Total Fund Operating Expenses/2/        0.48%           0.74%

1    Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Federal Money Market Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 0.27% for Investor Shares and 0.43% for Select Shares. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee and/or reimburse expenses so that the Fund's net operating expenses will equal 0.27% for Investor Shares and 0.52% for Select Shares. The Adviser may terminate these waivers or reimbursements at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Federal Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Federal Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Federal Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year   3 Years    5 Years    10 Years

Investor Shares         $49      $154       $269       $604
Select Shares           $76      $237       $411       $918

INSTITUTIONAL MONEY MARKET FUND                           Risk/Return Summary

Investment Objective

The investment objective of the Institutional Money Market Fund is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

Principal Investment Strategies

The Institutional Money Market Fund pursues its investment objective by primarily investing in short-term, high-quality debt instruments.

     Under normal market conditions, the Institutional Money Market Fund primarily invests in:

     * Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and U.S. branches of foreign banks

     * Short-term corporate obligations, such as commercial paper, notes, and bonds

     * Repurchase agreements

     * Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments

     * U.S. Treasury obligations and obligations of government sponsored agencies, such as GNMA, FNMA, FHLMC, SLMA, FFCB, FHLB, TVA, and FAMC

     * When-issued or delayed-delivery securities

     * Eurodollar debt obligations

      Important characteristics of the Institutional Money Market Fund's
Investments:

     * Quality: The Institutional Money Market Fund invests only in instruments that are rated at the time of purchase in the highest category by two or more NRSROs,* or in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Institutional
       Money Market Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

     * Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

* An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, or Moody's which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Risk Factors

The Institutional Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Institutional Money Market Fund's yield or total return may be adversely affected if any of the following occurs:

     * An issuer defaults on its obligation

     * An agency or instrumentality defaults on its obligation and the agency or U.S. Government does not provide financial support

     * The market value of floating or variable rate securities falls to the extent that the Institutional Money Market Fund's share price declines below $1.00

     * Rapidly rising interest rates cause securities held by the Institutional Money Market Fund to decline in value and cause the Fund's share price to decline below $1.00

     * Interest rates decline, resulting in the Institutional Money Market Fund achieving a lower yield

     * Adverse events affecting the banking industry cause the value of the Institutional Money Market Fund's investments to decline

     * The rate of inflation increases more quickly than the returns for money market funds

     * Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline

INSTITUTIONAL MONEY MARKET FUND                            Risk/Return Summary

Investment Performance

The chart and table shown below give an indication of the risks and variability of returns by investing in the Institutional Money Market Fund by showing changes in the Fund's performance as of December 31 from year to year for the last ten years. The table below shows the Institutional Money Market Fund's 7 day yield, 7 day effective yield, and one year total returns. The figures shown assume reinvestment of dividends and distributions. The performance information below reflects the performance of the Investor Shares of the Institutional Money Market Fund. The performance information for Select Class Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The performance information would differ only to the extent that each class has a different expense ratio.

1989  9.36
1990  8.27
1991  5.66
1992  3.69
1993  2.77
1994  4.11
1995  5.84
1996  5.34
1997  5.50
1998  5.45

* Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 2.40% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.66% (quarter ending June 30, 1993).

     This table represents the 7 day yield, 7 day effective yield, and one year total return for the Institutional Money Market Fund.

                                          7 Day       Total
Institutional Money             7 Day     Effective   Return
Market Fund1                    Yield     Yield       One Year

Investor Shares                 5.00%     5.12%       5.45%
Select Shares                   4.72%     4.83%       5.15%

1 The Institutional Money Market Fund's yields for Investor and Select shares reflect the waiver of a portion of certain fees for the period ended December 31, 1998 and without such waivers, the current 7 day yield would have been 4.85% and 4.57%, and the 7 day effective yield would have been 4.97% and 4.68%, respectively.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Institutional Money Market Fund.

Shareholder Transaction Expenses           Investor     Select
(paid directly from your investment)*       Shares      Shares

Maximum Sales Charge
Imposed on Purchases                        NONE        NONE
(as a percentage of offering price)
Maximum Sales Charge Imposed
on Reinvested Dividends                     NONE        NONE
Deferred Sales Charge                       NONE        NONE
Redemption Fees                             NONE        NONE
Exchange Fees                               NONE        NONE

* You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Institutional Money Market Fund. The Institutional Money Market Fund pays these expenses from its assets.

                                           Investor      Select
Annual Fund Operating Expenses             Shares        Shares

Management Fees                            0.25%         0.25%
Distribution (12b-1) Fees                  0.00%         0.00%
Other Expenses1                            0.17%         0.46%
Total Fund
Operating Expenses2                        0.42%         0.71%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Institutional Money Market Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 0.27% for Investor Shares and 0.56% for Select Shares. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee and/or reimburse expenses so that the Fund's net operating expenses will equal 0.27% for Investor Shares and 0.52% for Select Shares. The Adviser may terminate these waivers or reimbursements at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Institutional Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year   3 Years    5 Years    10 Years

Investor Shares         $43      $135       $235       $530
Select Shares           $73      $227       $395       $883

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

This Prospectus describes the principal risks that you ma assume as an investor in the Funds. The "Other Securities and Investment Practices" section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for each Fund. As with any mutual fund, there is no guarantee that the Funds will earn income or show a positive total return over time. Each Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well.

     Each Fund is subject to the principal risks described below.

General risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that a Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.

* $1.00 Net Asset Value risk. In order to maintain a $1.00 per share net asset value, a Fund could reduce the number of its outstanding shares. A Fund could do this if there were a default on, or significant decline in value of, an investment held by a Fund. If this happened you would own fewer shares.

Risks associated with investing in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

* Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest at lower interest rates. Generally, interest rate risk and reinvestment risk have offsetting effects.

* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by NRSROs such as S&P, Fitch, or Moody's.

Share Price

Each Fund's share price, called its net asset value (NAV), is calculated each business day (normally at 2:00 p.m. Eastern Time). You may buy, exchange, and sell shares on any business day. A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange, Inc. (NYSE) are open or any day in which enough trading has occurred in the securities held by a Fund to affect the NAV materially. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE is open.

     The Funds seek to maintain a $1.00 NAV, although there is no guarantee that they will be able to do so. The Funds use the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

     Each Fund's performance can be found once a week in The Wall Street Journal and other newspapers.

Dividends, Distributions and Taxes

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call the Transfer Agent at 800-539-FUND.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net interest earned on investments after expenses. Money market funds usually don't realize capital gains; however, each Fund will distribute short-term gains, as necessary, and if a Fund does make a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, each Fund declares dividends daily and pays them monthly.

Distributions can be received in one of the following ways.

Reinvestment Option

  You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

  A check will be mailed to you no later than seven days after the pay date.

Directed Dividends Option

  In most cases, you can automatically reinvest distributions in the same class of shares of another fund of the Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

Directed Bank Account Option

  In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

* Important Information about Taxes

Each Fund pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

* Ordinary dividends from a Fund are generally taxable as ordinary income, if taxable; dividends from a Fund's long-term capital gain are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long a Fund holds certain assets.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

* Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

* An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Funds.

Investing with Victory

* All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

How to Buy Shares

When you buy shares of a Fund, your cost will be $1.00 per share.

Shares of the Funds can be purchased in a number of different ways. The minimum initial investment is $1,000,000. If you buy shares through an Investment Professional, you may be subject to different minimums. You can send in your investment by check, wire transfer, exchange from another fund of the Victory Group, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If your investment is received and accepted by 2:00 p.m. Eastern Time, your purchase will be processed the same day.

     The Funds offer Investor Shares and Select Shares. Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. Select Shares are available through certain financial institutions that provide additional services to their customers who are shareholders of a Fund. Select Shares are subject to a shareholder servicing fee of up to .25% of the net assets of that class.

Make your check payable to:

The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions.

FAX Number:
800-529-2244

Telecommunication Device for the Deaf (TDD):
800-970-5296

Regular U.S. Mail Address

Send a completed Account Application with your check, bank draft, or money order to:
*
The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

Overnight Mail Address

Use the following address ONLY for overnight packages.
*
The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184

PHONE: 800-539-FUND

Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.
*
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
   Account #9905-201-1

For Further Credit to Account #
   (insert account number, name, and confirmation number assigned by the Transfer Agent)

Telephone Number
*
800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

* ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up the ACH feature. Currently, the Funds do not charge a fee for ACH transfers.

* Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting dividends for the previous year, which will also be filed with the IRS.

* Systematic Investment Plan

The Systematic Investment Plan is not available to shareholders of the Institutional Money Market Fund nor new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Investment Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from your bank account and invest it in shares of the Federal Money Market Fund.

* Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional for details regarding an IRA or other retirement plan that works best for your financial situation.

You must make all purchases in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.

You can sell shares of one fund of The Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. If your request is received and accepted by 2:00 p.m. Eastern Time, your exchange will be processed the same day. (See the more complete explanation below.)

You can exchange shares of a Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* Shares of the Funds may be exchanged at relative net asset value if they are the same class. This means that if you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. Since the money market funds do not have a sales charge, if you were to buy another fund in the Victory Group that has a sales charge, you may pay the sales charge.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases. You will earn dividends up to the date your redemption request is processed.

If we receive and accept your request by 2:00 p.m. Eastern Time, your redemption will be processed the same day.

By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call us and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer the funds via the Automated Clearing House (ACH).

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

By Mail

Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account; or

* If the redemption proceeds are being transferred to another Victory Group account with a different registration.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

By Wire

If you want to sell funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time, your funds will be wired on the same business day.

By ACH

Normally, your redemption will be processed on the same day or the next day if your instructions are received after 2:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

* Check Writing

Shareholders of the Federal Money Market Fund may sell their fund shares by writing a check for $100.00 or more. The check writing feature is not offered to new shareholders of the Federal Money Market Fund. There is no charge for checks; however, you will pay a charge to stop payment of a check or if a check is returned for insufficient funds. You may not close your account by writing a check. You should call the Fund for a complete redemption.

* Systematic Withdrawal Plan

The Systematic Withdrawal Plan is not available to shareholders of the Institutional Money Market Fund or to new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Withdrawal Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from the Federal Money Market Fund. You must have an account value of $5,000 or more to start withdrawals.

      If you previously activated this feature, we will send monthly, quarterly, semi-annual, or annual payments to you or the person you designate. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

* Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.

* If you request a complete redemption, the Funds will include any dividends accrued with the redemption proceeds.

* A Fund may suspend your right to redeem your shares in the following circumstances:

     * During non-routine closings of the NYSE, or when trading on the NYSE is restricted;

     * When an emergency prevents the sale or valuation of the Fund's securities; or

     * When the Securities and Exchange Commission (SEC) orders a suspension to protect a Fund's shareholders.

* Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to the Funds' shareholders. Each of these organizations is paid a fee for its services.

* About Victory

Each Fund is a member of the Victory Funds, a group of more than 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

* The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

     During the fiscal year ended October 31, 1998, KAM was paid a management fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

Federal Money
  Market Fund                0.25%

Institutional Money
  Market Fund                0.25%

      Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' Administrator, pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

* Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan for the Select Shares of the Funds. The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

* Distribution Plan

According to Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Funds. The Funds do not pay expenses under this plan.

OPERATIONAL STRUCTURE OF THE FUNDS

The Funds are supervised by the Board of Trustees who monitors the services provided to investors.

Trustees                   Adviser

Shareholders

Financial Services Firms and their Investment Professionals

Advise current and prospective shareholders on their Fund investments.

Transfer Agent/Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Boston Financial Data Services
Two Heritage Drive
Quincy, MA 02171

Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

Administrator, Distributor, and Fund Accountant

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

Custodian

Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Funds' investments and cash, and settles trades made by the Funds.

Sub-Administrator

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Funds.

If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

* Share Classes

The Funds offer only the classes of shares described in this prospectus, but at some future date, the Funds may offer additional classes of shares through a separate prospectus.

* Code of Ethics

The Funds and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons to each Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

* Banking Laws

Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may purchase shares of such a company and pay third parties for performing these functions for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

* Year 2000 Issues

Like all mutual funds, the Funds could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The Funds' service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Funds. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to a Fund.

* Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any financial reports, prospectuses, and their supplements.

Other Securities and Investment Practices

The following table describes some of the types of securities the Funds may purchase under normal market conditions. For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all of its assets in cash. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective. For more information on ratings, detailed descriptions of each of the investments, and a more complete description of which Funds can invest in certain types of securities, see the SAI.

 U.S. Government Securities. Notes and bonds issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. The Fund will invest in securities that are direct obligations of the U.S. Treasury; GNMA, FNMA, FHLMC, SLMA, FFCB, TVA, FHLB, or FAMC that are not mortgage-backed securities.*

 Repurchase Agreements. An agreement to sell and repurchase a security at a stated price plus interest. The seller's obligation is secured by collateral. Subject to the receipt of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.

***Variable and Floating Rate Securities. Investment grade instruments, some of which may be derivatives or illiquid, with interest rates that reset periodically.

The Institutional Money Market Fund is permitted to invest in the above securities, along with all of the following securities:

 Commercial Paper. Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

 Certificates of Deposit. A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.*

 Master Demand Notes. Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

***Short-Term Funding Agreements. Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract. (Contracts cannot be sold and may be considered illiquid.)

 Time Deposits. Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.*

 Eurodollar Obligations. Obligations of foreign branches of U.S. banks and domestic branches of foreign banks. Subject to 25% concentration by industry.

 When-Issued and Delayed-Delivery Securities. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.

 Zero Coupon Bonds. These securities are purchased at a discount from the face value. The bond's face value is received at maturity, with no interest payments before then. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

***Mortgage-Backed Securities. Instruments secured by a mortgage or pools of mortgages.
 * U.S. Government. Issued or guaranteed by the U.S. Government or its agencies; i.e., GNMAs, FNMAs, SLMAs.**
 * Non-U.S. Government. Secured by non-government entities.

 Investment Company Securities. Shares of other mutual funds with similar investment objectives. The following limitations apply: (1) no more than 5% of a Fund's total assets may be invested in one mutual fund, (2) a Fund and its affiliates may not own more than 3% of the securities of any one mutual fund, and (3) no more than 10% of a Fund's total assets may be invested in combined mutual fund holdings.

 Securities Lending. To generate additional income, a Fund may lend its portfolio securities. A Fund will receive collateral for the value of the security plus any interest due. A Fund only will enter into loan arrangements with entities that the Adviser has determined are creditworthy. Subject to an exemptive order from the SEC, Key Trust Company of Ohio, N.A., the Funds' Custodian and lending agent, may earn a fee based on the amount of income earned on the investment of collateral.

  * The Institutional Money Market Fund may concentrate its investments in government securities and certain instruments issued by domestic banks, unless subject to other restrictions.

 ** Obligations of entities such as the Government National Mortgage
    Association (GNMA) and the Export-Import Bank of the U.S. are backed by the full faith and credit of the U.S. Treasury. Others, such as the Federal National Mortgage Association (FNMA) are supported by the right of the issuer to borrow from the U.S. Treasury. Still others, such as the Student Loan Marketing Association (SLMA), Federal Farm Credit Bank, Federal Home Loan Bank (FHLB), the Federal Home Loan Mortgage Corporation (FHLMC), and Federal Agricultural Mortgage Corporation (FAMC) are supported only by the credit of the federal agency.

*** Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index.Each Fund may, but is not required to, use derivative instruments for any of the following reasons:

   *To hedge against adverse changes in the market value of securities

   *As a temporary substitute for purchasing or selling securities

   *In limited situations, to attempt to profit from anticipated market developments

Financial Highlights                                Federal Money Market Fund

The Financial Highlights table is intended to help you understand the Federal Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Federal Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Federal Money Market Fund (assuming reinvestment of all dividends and distributions).

         These financial highlights reflect historical information about Investor and Select Shares of the Federal Money Market Fund. The financial highlights for the eleven months ended October 31, 1998 and the four fiscal years ended November 30, 1997 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Federal Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                         Investor        Select         Prior to Designation of Investor and Select Shares
                                         Shares          Shares
                                         Eleven Months   Period        Fiscal      Fiscal       Fiscal      Fiscal      Fiscal
                                         Ended           Ended         Year Ended  Year Ended  Year   Ended  Year Ended  Year Ended
                                         Oct. 31         Oct. 31,      Nov. 30,    Nov. 30,    Nov.30,    Nov. 30,    Nov. 30,
                                         1998(a)         1998(a)       1997        1996          1995        1994        1993
Net Asset Value, Beginning of Period     $  1.000        $  1.000      $  1.000    $ 1.000      $1.000     $ 1.000     $ 1.000

Investment Activities
     Net investment income                  0.048           0.031         0.048      0.047       0.051       0.034       0.026

Distributions
     Net investment income                 (0.048)         (0.031)       (0.048)    (0.047)     (0.051)     (0.034)     (0.026)

Net Asset Value, End of Period           $  1.000        $  1.000      $  1.000    $ 1.000      $1.000     $ 1.000     $ 1.000

Total Return                                 4.91%(b)       3.14%(b)       4.94%      4.65%       5.26%       3.37%       2.61%

Ratios/Supplemental Data:
Net Assets, End of Period (000)          $717,972        $198,141      $243,499    $42,159      $21,848     $28,606     $16,222
Ratio of expenses to
  average net assets                         0.27%(c)       0.43%(c)       0.53%      0.64%        0.63%       0.59%       0.55%
Ratio of net investment income
  to average net assets                      5.22%(c)       5.06%(c)       4.91%      4.59%        5.15%       3.35%       3.16%
Ratio of expenses to
  average net assets*                        0.48%(c)       0.54%(c)       0.90%      0.92%        0.91%       0.87%       0.83%
Ratio of net investment income
  to average net assets*                     5.01%(c)       4.95%(c)       4.54%      4.31%        4.90%       3.10%       2.91%


*   During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions
    and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Effective March 23, 1998, the Key Money Market Fund became the Victory Federal Money Market Fund, and the Fund
    designated the existing shares of Key Money Market Fund as Investor Shares and commenced offering
Select Shares.
    Financial highlights prior to March 23, 1998 represent the Key Money Market Fund.
(b) Not annualized.
(c) Annualized.



Financial Highlights                         Institutional Money Market Fund

The Financial Highlights table is intended to help you understand the Institutional Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Institutional Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Institutional Money Market Fund Fund (assuming reinvestment of all dividends and distributions).

         These financial highlights reflect historical information about Investor and Select Shares of the Institutional Money Market Fund. The financial highlights for the three fiscal years ended October 31, 1998 and the six months ended October 31, 1995 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Institutional Money Market Fund Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the two fiscal years ended October 31, 1995 were audited by other auditors.



                                          Investor Shares

                              Year        Year       Year       Six Months
                              Ended       Ended      Ended      Ended
                              Oct. 31,    Oct. 31,   Oct. 31,   Oct. 31,
                              1998        1997       1996<F6>   1995<F5>
Net Asset Value,
  Beginning of Period         $    1.000  $  1.000   $  1.000   $  1.000

Investment Activities
    Net investment income          0.054     0.053      0.053      0.290

Distributions
    Net investment income         (0.054)   (0.053)    (0.053)    (0.290)

Net Asset Value,
  End of Period               $    1.000  $  1.000   $  1.000   $  1.000

Total Return                        5.53%     5.46%      5.41%      2.90%<F3>

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)         $1,068,521  $585,663   $671,575   $504,536
Ratio of expenses to
  average net assets                0.27%     0.28%      0.27%      0.26%<F4>
Ratio of net
  investment income
  to average net assets             5.38%     5.32%      5.27%      5.69%<F4>
Ratio of expenses to
  average net assets<F1>            0.42%     0.48%      0.48%      0.49%<F4>
Ratio of net
  investment income
  to average net assets<F1>         5.23%     5.12%      5.06%      5.46%<F4>


<F1>During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2>Period from commencement of operations.
<F3>Not annualized.
<F4>Annualized.
<F5>Effective June 5, 1995, the Victory Institutional Money Market Portfolio became the Institutional
    Money Market Fund, and the Fund designated the existing shares as Institutional Shares and commenced offering Service Shares.
<F6>Effective March 1, 1996, the Fund redesignated Institutional Shares as Investor Shares and Service
    Shares as Select Shares.


                                                                             Prior to Designation of
                                         Select Shares                       Investor and Select Shares

                              Year      Year       Year       June 5,
                              Ended     Ended      Ended      1995 to
                              Oct. 31,  Oct. 31,   Oct. 31,   Oct. 31,       Year Ended April 30,
                              1998      1997       1996<F4>   1995<F2><F5>   1995           1994
Net Asset Value,
  Beginning of Period         $  1.000  $  1.000   $  1.000   $ 1.000        $  1.000       $  1.000

Investment Activities
    Net investment income        0.051     0.051      0.050     0.012           0.500          0.028

Distributions
    Net investment income       (0.051)   (0.051)    (0.050)   (0.012)         (0.500)        (0.028)

Net Asset Value,
  End of Period               $  1.000  $  1.000   $  1.000   $ 1.000        $  1.000       $  1.000

Total Return                      5.22%     5.17%      5.16%     1.23%<F3>       4.90%          2.80%

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)         $572,033  $488,639   $373,090   $11,479        $449,814       $541,229
Ratio of expenses to
  average net assets              0.56%     0.55%      0.52%     0.51%<F4>       0.27%          0.55%
Ratio of net
  investment income
  to average net assets           5.09%     5.06%      4.97%     5.33%<F4>       4.91%          2.78%
Ratio of expenses to
  average net assets<F1>          0.71%     0.75%      0.73%     1.00%<F4>       0.51%          0.55%
Ratio of net
  investment income
  to average net assets<F1>       4.94%     4.86%      4.77%     4.84%<F4>       4.67%          2.78%


<F1>During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2>Period from commencement of operations.
<F3>Not annualized.
<F4>Annualized.
<F5>Effective June 5, 1995, the Victory Institutional Money Market Portfolio became the Institutional
    Money Market Fund, and the Fund designated the existing shares as Institutional Shares and commenced offering Service Shares.
<F6>Effective March 1, 1996, the Fund redesignated Institutional Shares as Investor Shares and Service
    Shares as Select Shares.


                                      This page is intentionally left blank.

                                      This page is intentionally left blank.

                                       24
The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

* Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

* Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

* How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at

800-539-FUND.
(800-539-3863)

(LOGO)(R)

Victory Funds

Investment Company Act File Number. 811-4852

PRINTED ON RECYCLED PAPER

VF-IMMF-PRO (3/99)

[GRAPHIC OMITTED]
                                    (logo)
                                Victory Funds


                                 PROSPECTUS

                      U.S. Government Obligations Fund
                           Prime Obligations Fund
                           Financial Reserves Fund
                         Tax-Free Money Market Fund
                      Ohio Municipal Money Market fund



As with all mutual funds, the Securities and Exchange Commission has not approved any Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



Call Victory at:
800-539-FUND (800-539-3863)



March 1, 1999

THE VICTORY PORTFOLIOS


TABLE OF CONTENTS

INTRODUCTION  2

RISK/RETURN SUMMARY FOR EACH OF THE FUNDS
An analysis which includes the investment objective, principal strategies, principal risks, performance and expenses of each Fund.
U.S. Government Obligations Fund  4
Prime Obligations Fund  6
Financial Reserves Fund  8
Tax-Free Money Market Fund  10
Ohio Municipal Money Market Fund  12

Risk Factors  14

Share Price  16

Dividends, Distributions, and Taxes  16


INVESTING WITH VICTORY  19
* How to Buy Shares  19
* How to Exchange Shares  22
* How to Sell Shares  23

Organization and Management of the Funds  25

Additional Information  27

Other Securities and Investment Practices  28

FINANCIAL HIGHLIGHTS
U.S. Government Obligations Fund  30
Prime Obligations Fund  31
Financial Reserves Fund  32
Tax-Free Money Market Fund  33
Ohio Municipal Money Market Fund  34


KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGIES
The goals and the strategies that a Fund plans to use to pursue its investment objective.

RISK FACTORS
The risks you may assume as an investor in a Fund.

PERFORMANCE
A summary of the historical performance of a Fund.

EXPENSES
The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.



An investment in a Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.



Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the principal amount invested.

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.


Please read this Prospectus before investing in the Funds and keep it for future reference.An investment in a Fund is not a complete investment program


This Prospectus explains the objectives, policies, risks, performance, strategies, and expenses of the Shares of the following five Victory Funds (the Funds).


Investment Objective and Strategy

Objective

The U.S. Government Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.

The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.

The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity.

The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal.

The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.


Strategy

Each of the Funds pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. However, each of the Funds has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review the "Risk/Return Summary" and "Other Securities and Investment Practices" for an overview of each Fund.


Risk Factors

The following risk factors distinguish these Funds from each other and other funds with different investment policies and strategies. Certain Funds also may share many of the same risk factors.

* The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

* A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.

* The Ohio Municipal Money Market Fund primarily invests in securities issued by the State of Ohio and its municipalities. This could make the Ohio Municipal Money Market Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area.

Who May Want to Invest in the Funds

* Investors seeking relative safety and easy access to investments

* Investors with a low risk tolerance

* Investors seeking preservation of capital

* Investors willing to accept lower potential returns in return for safety

* Investors seeking the ability to convert their investment to cash quickly

* Investors seeking tax-exempt income may want to consider investing in the Tax-Free Money Market Fund or the Ohio Municipal Money Market Fund*.

  *Some income may be subject to tax. Consult your personal tax adviser.


Fees And Expenses

No Load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The U.S. Government Obligations Fund offers two classes of shares: Investor Shares and Select Shares. The Financial Reserves Fund and the Investor Shares of the U.S. Government Obligations Fund are available to certain institutions or individuals that meet minimum investment requirements and are not subject to a shareholder servicing fee. Select Shares are available through certain financial institutions that provide additional services to their customers who are shareholders of the Fund. Select Shares pays a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of that class. See "Organization and Management of the Funds -- Shareholder Servicing Plan."


The following pages provide you with separate overviews of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs. You also should review "Other Securities and Investment Practices" for additional information about the individual securities in which the Funds can invest.

U.S. GOVERNMENT OBLIGATIONS FUND                          Risk/Return Summary


Investment Objective

The U.S. Government Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.


Principal Investment Strategies

The U.S. Government Obligations Fund pursues its investment objective by investing only in short-term U.S. Government securities backed by the full faith and credit of the U.S. Treasury, and repurchase agreements collateralized by these securities.

Under normal market conditions, the U.S. Government Obligations Fund primarily invests in:

* U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government

* Repurchase agreements collateralized by obligations of the U.S. Government

Important characteristics of the U.S. Government Obligations Fund's
Investments:

* Quality: The U.S. Government Obligations Fund invests only in obligations of the U.S. Government. The Board of Trustees has established policies to ensure that the U.S. Government Obligations Fund invests in high quality, liquid instruments and repurchase agreements. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

* Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days. The U.S. Government Obligations Fund intends to maintain a weighted average maturity of 60 days or less.


Risk Factors

The U.S. Government Obligations Fund is subject to the following principal risks, more fully described in "Risk Factors." The U.S. Government Obligations Fund's yield or total return may be adversely affected if any of the following occurs:

* The market value of floating or variable rate securities falls to the extent that the U.S. Government Obligations Fund's share price declines below $1.00

* Rapidly rising interest rates cause securities held by the U.S. Government Obligations Fund to decline in value and cause the U. S. Government Obligations Fund's share price to decline below $1.00

* Interest rates decline, resulting in a lower yield for the U.S. Government Obligations Fund

* The rate of inflation increases more quickly than the returns for money market funds

U.S. GOVERNMENT OBLIGATIONS FUND                          Risk/Return Summary


Investment Performance

The chart and table shown below give an indication of the risks and variability of returns by investing in the U.S. Government Obligations Fund by showing changes in the Fund's performance as of December 31 from year to year for the last ten years. The table below shows the U.S. Government Obligations Fund's 7 day yield, 7 day effective yield, and one year total returns. The figures shown assume reinvestment of dividends and distributions. The performance information below reflects the performance of the the Select Shares of the U.S. Government Obligations Fund. The performance information for Investor Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The performance information would differ only to the extent that each class has a different expense ratio.

1989     8.47%
1990     7.74%
1991     5.71%
1992     3.31%
1993     2.61%
1994     3.69%
1995     5.45%
1996     4.89%
1997     4.76%
1998     4.78%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 2.07% (quarter ending September 30, 1989) and the lowest return for a quarter was 0.64% (quarter ending June 30, 1993).

This table represents the 7 day yield, 7 day effective yield, and one year total return for the U.S. Government Obligations Fund.

                                              7 Day       Total
U.S. Government                   7 Day       Effective   Return
Obligations Fund                  Yield       Yield       One Year

Investor Shares                   4.47%       4.57%       5.04%

Select Shares                     4.22%       4.31%       4.78%



Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the U.S. Government Obligations Fund.

Shareholder Transaction Expenses            Investor    Select
(paid directly from your investment)*       Shares      Shares

Maximum Sales Charge
Imposed on Purchases                        NONE        NONE
(as a percentage of offering price)

Maximum Sales Charge Imposed                NONE        NONE
on Reinvested Dividends

Deferred Sales Charge                       NONE        NONE

Redemption Fees                             NONE        NONE

Exchange Fees                               NONE        NONE

* You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the U.S. Government Obligations Fund. The U.S Government Obligations Fund pays these expenses from its assets.

Annual Fund                                 Investor    Select
Operating Expenses                          Shares      Shares

Management Fees                             0.35%       0.35%

Distribution (12b-1) Fees                   0.00%       0.00%

Other Expenses                              0.25%       0.50% 1

Total Fund Operating Expenses 2             0.60%       0.85%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the U.S.
  Government Obligations Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fees so that the Fund's net operating expenses equaled 0.52% for Investor Shares and 0.77% for Select Shares. This waiver is no longer in effect.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the U.S. Government Obligations Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Government Obligations Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Government Obligations Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year    3 Years    5 Years   10 Years

Investor Shares         $61       $192       $335      $  750

Select Shares           $87       $271       $471      $1,049

PRIME OBLIGATIONS FUND                                    Risk/Return Summary


Investment Objective

The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal.


Principal Investment Strategies

The Prime Obligations Fund pursues its investment objective by investing primarily in short-term, high-quality debt instruments.

Under normal market conditions, the Prime Obligations Fund primarily invests in:

* Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and U.S. branches of foreign banks

* Short-term corporate obligations, such as commercial paper, notes, and bonds

* Repurchase agreements

* Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments

* U.S. Treasury obligations and obligations of government sponsored agencies, such as GNMA, FNMA, SLMA, FFCB, FHLB, FHLMC, and FAMC

* When-issued or delayed-delivery securities

* Eurodollar debt obligations

Important characteristics of the Prime Obligations Fund's Investments:

* Quality: The Prime Obligations Fund invests only in instruments that are rated at the time of purchase in the highest category by two or more NRSROs,* or in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Prime Obligations Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

* Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

  * An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, or Moody's which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.


Risk Factors

The Prime Obligations Fund is subject to the following principal risks, more fully described in "Risk Factors." The Prime Obligations Fund's yield or total return may be adversely affected if any of the following occurs:

* An issuer defaults on its obligation

* An agency or instrumentality defaults on its obligation and the agency or the U.S. Government does not provide financial support

* The market value of floating or variable rate securities falls to the extent that the Fund's share price declines below $1.00

* Rapidly rising interest rates cause securities held by the Prime Obligations Fund to decline in value and cause the Prime Obligations Fund's share price to decline below $1.00

* Interest rates decline, resulting in a lower yield for the Prime Obligations Fund

* Adverse events affecting the banking industry cause the value of the Prime Obligations Fund's investments to decline

* The rate of inflation increases more quickly than the returns for money market funds

PRIME OBLIGATIONS FUND                                    Risk/Return Summary


Investment Performance

The chart and table shown below give an indication of the risks and variability of returns by investing in the Prime Obligations Fund by showing changes in the Fund's performance as of December 31 from year to year for the last ten years. The table below shows the Prime Obligations Fund's 7 day yield, 7 day effective yield, and one year total return. The figures shown assume reinvestment of dividends and distributions.

1989     9.03%
1990     7.96%
1991     5.84%
1992     3.47%
1993     3.04%
1994     3.89%
1995     5.31%
1996     4.71%
1997     4.93%
1998     4.94%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 2.32% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.74% (quarter ending March 31, 1993).

This table represents the 7 day yield, 7 day effective yield, and one year total return for the Prime Obligations Fund.

                                              7 Day       Total
                                  7 Day       Effective   Return
Prime Obligations Fund            Yield       Yield       One Year

Class A Shares                    4.55%       4.65%       4.94%


Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Prime Obligations Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*                 Class A

Maximum Sales Charge
Imposed on Purchases                                  NONE
(as a percentage of offering price)

Maximum Sales Charge Imposed                          NONE
on Reinvested Dividends

Deferred Sales Charge                                 NONE

Redemption Fees                                       NONE

Exchange Fees                                         NONE

* You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Prime Obligations Fund. The Prime Obligations Fund pays these expenses from its assets.

Annual Fund Operating Expenses                        Class A

Management Fees                                        0.35%

Distribution (12b-1) Fees                              0.00%

Other Expenses 1                                       0.45%

Total Fund Operating Expenses                          0.80%

1 Includes a shareholder servicing fee of 0.25%.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Prime Obligations Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Prime Obligations Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Prime Obligations Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year    3 Years    5 Years   10 Years

Class A Shares          $82       $255       $444      $990

FINANCIAL RESERVES FUND                                   Risk/Return Summary


Investment Objective

The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity.


Principal Investment Strategies

The Financial Reserves Fund pursues its investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments.

Under normal market conditions, the Financial Reserves Fund primarily invests in:

* Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and U.S. branches of foreign banks

* Short-term corporate obligations, such as commercial paper, notes, and bonds

* Repurchase agreements

* Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments

* U.S. Treasury obligations and obligations of government sponsored agencies such as GNMA, FNMA, SLMA, FFCB, FHLB, FHLMC, and FAMC

* When-issued or delayed-delivery securities

* Eurodollar debt obligations

Important characteristics of the Financial Reserves Fund's investments:

* Quality: The Financial Reserves Fund invests only in instruments that are rated at the time of purchase in the highest category by two or more NRSROs, or in the highest category if rated by only one NRSRO, or if Unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Financial Reserves Fund invests in high quality,liquid instruments. For more information on ratings, see the Appendix to the SAI.

* Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

The Financial Reserves Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust or advisory accounts set up through KeyCorp or its affiliates.


Risk Factors

The Financial Reserves Fund is subject to credit risk, interest rate risk, inflation risk, and market risk. Please read "Risk Factors" carefully before investing.

The Financial Reserves Fund is subject to the following principal risks, more fully described in "Risk Factors." The Financial Reserves Fund's yield or total return may be adversely affected if any of the following occurs:

* An issuer defaults on its obligation

* An agency or instrumentality defaults on its obligation and the agency or the U.S. Government does not provide financial support

* The market value of floating or variable rate securities falls to the extent that the Financial Reserves Fund's share price declines below $1.00

* Rapidly rising interest rates cause securities held by the Financial Reserves Fund to decline in value and cause the Fund's share price to decline below $1.00

* Interest rates decline, resulting in a lower yield for the Financial Reserves Fund

* Adverse events affecting the banking industry cause the value of the Financial Reserves Fund's investments to decline

* The rate of inflation increases more quickly than the returns for money market funds.

FINANCIAL RESERVES FUND                                   Risk/Return Summary


Investment Performance

The chart and table shown below give an indication of the risks and variability of returns by investing in the Financial Reserves Fund by showing changes in the Fund's performance as of December 31 from year to year for the last ten years. The table below shows the Financial Reserves Fund's 7 day yield, 7 day effective yield, and one year total returns. The figures shown assume reinvestment of dividends and distributions.

1989     8.78%
1990     7.72%
1991     5.63%
1992     3.38%
1993     2.78%
1994     3.95%
1995     5.54%
1996     4.93%
1997     5.09%
1998     5.05%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 2.09% (quarter ending September 30, 1989) and the lowest return for a quarter was 0.67% (quarter ending June 30, 1993).

This table represents the 7 day yield, 7 day effective yield, and one year total return for the Financial Reserves Fund.

                                              7 Day       Total
                                  7 Day       Effective   Return
Financial Reserves Fund           Yield       Yield       One Year

Class A Shares                    4.62%       4.72%       5.05%


Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Financial Reserves Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*                 Class A

Maximum Sales Charge Imposed on Purchases             NONE
(as a percentage of offering price)

Maximum Sales Charge Imposed
on Reinvested Dividends                               NONE

Deferred Sales Charge                                 NONE

Redemption Fees                                       NONE

Exchange Fees                                         NONE

* You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Financial Reserves Fund. The Financial Reserves Fund pays these expenses from its assets.

Annual Fund Operating Expenses                   Class A

Management Fees                                  0.50%

Distribution (12b-1) Fees                        0.00%

Other Expenses 1                                 0.19%

Total Fund Operating Expenses                    0.69%

1 The expenses shown are estimated based on historical expenses of the Financial Reserves Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fees so that the Fund's net operating expenses equaled 0.67%. This waiver is currently in effect but the Adviser may terminate it at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Financial Reserves Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Financial Reserves Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Financial Reserves Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year    3 Years    5 Years   10 Years

Class A Shares          $70       $221       $384      $859

TAX-FREE MONEY MARKET FUND                                Risk/Return Summary


Investment Objective

The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal.


Principal Investment Strategies

The Tax-Free Money Market Fund pursues its investment objective by investing at least 80% of its total assets in short-term, high-quality municipal securities issued by or on behalf of U.S. states, territories, and possessions. The interest income on these securities is exempt from federal regular income tax and alternative minimum tax.

Under normal market conditions, the Tax-Free Money Market Fund primarily invests in:

* Short-term municipal obligations such as commercial paper, notes, and bonds

* Tax, revenue, and bond anticipation notes

* Variable rate demand notes and municipal bonds, and participation interests in any of these obligations

Important characteristics of the Tax-Free Money Market Fund's investments:

* Quality: The Tax-Free Money Market Fund invests only in instruments that are rated at the time of purchase in the highest category by two or more NRSROs or in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Tax-Free Money Market Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

* Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.


Risk Factors

The Tax-Free Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Tax-Free Money Market Fund's yield or total return may be adversely affected if any of the following occurs:

* A municipality or instrumentality defaults on its obligation

* The market value of floating or variable rate securities falls to the extent that the Tax-Free Money Market Fund's share price declines below $1.00

* Rapidly rising interest rates cause securities held by the Tax-Free Money Market Fund to decline in value and cause the Fund's share price to decline below $1.00

* Interest rates decline, resulting in a lower yield for the Tax-Free Money Market Fund

* Adverse events affecting the banking industry cause the value of the Tax-Free Money Market Fund's investments to decline

* The rate of inflation increases more quickly than the returns for money market funds

* Political, economic, business or regulatory events occur in a city or state causing the value of that municipality's securities to decline.

TAX-FREE MONEY MARKET FUND                                Risk/Return Summary


Investment Performance

The chart and table shown below give an indication of the risks and variability of returns by investing in the Tax-Free Money Market Fund by showing changes in the Fund's performance as of December 31 from year to year for the last ten years. The table below shows the Tax-Free Money Market Fund's 7 day yield, 7 day effective yield and one year total return. The figures shown assume reinvestment of dividends and distributions.

1989     6.03%
1990     5.46%
1991     4.14%
1992     2.51%
1993     2.00%
1994     2.37%
1995     3.48%
1996     2.96%
1997     3.09%
1998     2.84%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.45% (quarter ending March 31, 1994).

This table represents the 7 day yield, 7 day effective yield, and one year total return for the Tax-Free Money Market Fund.

                                              7 Day       Total
                                  7 Day       Effective   Return
                                  Yield       Yield       One Year

Tax Free
Money Market Fund                 3.01%       3.05%       2.84%


Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Tax-Free Money Market Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*                 Class A

Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                   NONE

Maximum Sales Charge Imposed
on Reinvested Dividends                               NONE

Deferred Sales Charge                                 NONE

Redemption Fees                                       NONE

Exchange Fees                                         NONE

* You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Tax-Free Money Market Fund. The Tax-Free Money Market Fund pays these expenses from its assets.

Annual Fund Operating Expenses                        Class A

Management Fees                                       0.35%

Distribution (12b-1) Fees                             0.00%

Other Expenses 1                                      0.45%

Total Fund Operating Expenses                         0.80%

1 Includes a shareholder servicing fee of 0.25%.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Tax-Free Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Tax-Free Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Tax-Free Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year    3 Years    5 Years   10 Years

Class A Shares         $82       $255       $444      $990

OHIO MUNICIPAL MONEY MARKET FUND                          Risk/Return Summary


Investment Objective

The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.


Principal Investment Strategies

The Ohio Municipal Money Market Fund pursues its investment objective by investing at least 80% of its total assets in short-term municipal securities. The interest income on these securities is exempt from federal regular income tax. Federal regular income tax does not include the individual or corporate federal alternative minimum tax. The Ohio Municipal Money Market Fund expects to invest at least 65% of its total assets in debt securities that pay interest which is also exempt from Ohio state income tax.

Under normal market conditions, the Ohio Municipal Money Market Fund primarily invests in:

* Short-term municipal obligations, such as commercial paper, notes, and bonds

* Tax, revenue, and bond anticipation notes

* Variable rate demand notes, municipal bonds, and participation interests in any of the above obligations

Important characteristics of the Ohio Municipal Money Market Fund's investments:

* Quality: The Ohio Municipal Money Market Fund invests only in instruments that are rated at the time of purchase in the highest category by two or more NRSROs, in the highest category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Ohio Municipal Money Market Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

* Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.


Risk Factors

The Ohio Municipal Money Market Fund is subject to the following principal risks, more fully described in "Risk Factors." The Ohio Municipal Money Market Fund's yield or total return may be adversely affected if any of the following occurs:

* A municipality or instrumentality defaults on its obligation

* The market value of floating or variable rate securities falls to the extent that the Ohio Municipal Money Market Fund's share price declines below $1.00

* Rapidly rising interest rates cause securities held by the Ohio Municipal Money Market Fund to decline in value and cause the Fund's share price to decline below $1.00

* Interest rates decline, resulting in a lower yield for the Ohio Municipal Money Market Fund

* There is a significant decline in the value of an investment

* Adverse events affecting the banking industry cause the value of the Ohio Municipal Money Market Fund's investments to decline

* The rate of inflation increases more quickly than the returns for money market funds

* Political, economic, business or regulatory events occur in Ohio causing the value of Ohio municipal securities to decline

The Ohio Municipal Money Market Fund is a non-diversified fund. As a non-diversified fund, the Ohio Municipal Money Market Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Ohio Municipal Money Market Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio securities.

OHIO MUNICIPAL MONEY MARKET FUND                          Risk/Return Summary


Investment Performance

The chart and table shown below give an indication of the risks and variability of returns by investing in the Ohio Municipal Money Market Fund by showing changes in the Fund's performance as of December 31 from year to year for the last ten years. The table below shows the Fund's 7 day yield, 7 day effective yield, and one year total return. The figures shown assume reinvestment of dividends and distributions.

1989     5.76%
1990     5.33%
1991     4.06%
1992     2.60%
1993     1.99%
1994     2.42%
1995     3.47%
1996     3.00%
1997     3.04%
1998     2.85%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 1.50% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.46% (quarter ending March 31, 1994).

This table represents the 7 day yield, 7 day effective yield, and one year total return for the Ohio Municipal Money Market Fund.

                                              7 Day       Total
Ohio Municipal                    7 Day       Effective   Return
Money Market Fund                 Yield       Yield       One Year

Class A Shares 1                  2.91%       2.96%       2.85%

1 The Ohio Municipal Money Market Fund's yields reflect the waiver of a portion of certain fees for the period ended December 31, 1998 and without such waivers, the current 7 day yield would have been 2.79%, and the 7 day effective yield would have been 2.84%.



Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Ohio Municipal Money Market Fund.

Shareholder Transaction Expenses
(paid directly from your investment) *                Class A

Maximum Sales Charge Imposed on Purchases             NONE
(as a percentage of offering price)

Maximum Sales Charge Imposed
on Reinvested Dividends                               NONE

Deferred Sales Charge                                 NONE

Redemption Fees                                       NONE

Exchange Fees                                         NONE

* You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Ohio Municipal Money Market Fund. The Ohio Municipal Money Market Fund pays these expenses from its assets.

Annual Fund Operating Expenses                        Class A

Management Fees                                       0.50%

Distribution (12b-1) Fees                             0.00%

Other Expenses 1                                      0.45%

Total Fund
Operating Expenses 2                                  0.95%

1 Includes a shareholder servicing fee of 0.25%.
2 The expenses shown are estimated based on historical expenses of the Ohio
  Municipal Money Market Fund adjusted to reflect anticipated expenses. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fees so that the Fund's net operating expenses will equal 0.80%. This waiver is currently in effect but the Adviser may terminate it at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Ohio Municipal Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Ohio Municipal Money Market Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Ohio Municipal Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year    3 Years    5 Years   10 Years
Class A Shares          $97       $303       $525      $1,166

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.


Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Funds. The "Other Securities and Investment Practices"
section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for each Fund. As with any mutual fund, there is no guarantee that the Funds will earn income or show a positive total return over time. Each Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well.

This table summarizes the principal risks, described in the following pages, to which the Funds are subject.


                   U.S.                                 Tax-Free  Ohio
                   Government   Prime        Financial  Money     Municipal
                   Obligations  Obligations  Reserves   Market    Money Market
                   Fund         Fund         Fund       Fund      Bond Fund

Market risk,
manager risk,
and $1.00
net asset
value risk         X            X            X          X         X

Interest
rate risk,
inflation risk,
reinvestment
risk, and
credit (or
default) risk      X            X            X          X         X

Tax-exempt
status risk                                             X         X

Concentration
and
diversification
risk                                                              X

General risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that a Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.

* $1.00 Net Asset Value risk. In order to maintain a $1.00 per share net asset value, a Fund could reduce the number of its outstanding shares. A Fund could do this if there were a default on, or significant decline in value of, an investment held by the Fund. If this happened you would own fewer shares.


Risks associated with investing in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

* Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest at lower interest rates. Generally, interest rate risk and reinvestment risk have offsetting effects.

* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by NRSROs such as S&P, Fitch, or Moody's.


Risks associated with investing in municipal debt securities:

* Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.


Risks associated with investing in the securities of a single state:

* Concentration and diversification risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in a Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security could also affect other securities within that particular segment of the bond market.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Share Price

Each Fund's share price, called its net asset value (NAV), is calculated each business day (normally at 2:00 p.m. Eastern Time). The Ohio Municipal Money Market Fund's NAV is normally calculated at 12:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day. A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange, Inc. (NYSE) are open or any day in which enough trading has occurred in the securities held by a Fund to affect the NAV materially. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE is open.

The Funds seek to maintain a $1.00 NAV, although there is no guarantee that they will be able to do so. The Funds use the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

Each Fund's performance can be found once a week in The Wall Street Journal and other newspapers.


Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net interest earned on investments after expenses. Money market funds usually don't realize capital gains; however, each Fund will distribute short-term gains, as necessary, and a Fund does make a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, each Fund declares dividends daily and pays them monthly.

Distributions can be received in one of the following ways.


Reinvestment Option

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the pay date.

Directed Dividends Option

In most cases, you can automatically reinvest distributions in the same class of shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call the Transfer Agent at 800-539-FUND.

* Important Information about Taxes

Each Fund intends to continue to qualify as a regulated investment company, in which case it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

* Ordinary dividends from a Fund are generally taxable as ordinary income, if taxable; dividends from a Fund's long-term capital gain are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long a Fund holds certain assets.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

* Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

* Certain dividends from the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund will be "exempt-interest dividends," which are exempt from federal regular income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

* Certain dividends from the Ohio Municipal Money Market Fund will be exempt from Ohio state and local taxes. Those same dividends may be subject to federal alternative minimum taxes.

* An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.


The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Funds.

Investing with Victory

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to get started is to fill out an application.


How to Buy Shares

Shares of the Funds can be purchased in a number of different ways. All you need to do to get started is to fill out an application. You can send in your investment by check, wire transfer, exchange from another fund of the Victory Group, or through arrangements with your Investment Professional. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes an Investment Professional will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If your investment is received and accepted by 2:00 p.m. Eastern Time (12:00 p.m. for Ohio Municipal Money Market Fund), your purchase will be processed the same day.

The Financial Reserves Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust or advisory accounts set up through KeyCorp or its affiliates. The U.S. Government Obligations Fund offers Investor Shares and Select Shares. Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. Select Shares are available through certain financial institutions that provide additional services to their customers who are shareholders of the Fund. Select Shares are subject to a shareholder servicing fee of up to 0.25% of the net assets of that class.

Make your check payable to:
The Victory Funds


When you buy shares of a Fund, your cost will be $1.00 per share.

FAX Number:
800-529-2244

Telecommunication Device for the Deaf (TDD):
800-970-5296


Keep the following addresses handy for purchases, exchanges, or redemptions.


Regular U.S. Mail Address

Send a completed Account Application with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527


Overnight Mail Address

Use the following address ONLY for overnight packages.

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
PHONE: 800-539-FUND


Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

State Street Bank and Trust Co.
ABA #011000028
For Credit to DDA Account #9905-201-1
For Further Credit to Account #
   -(insert account number, name, and confirmation number assigned by the Transfer Agent)


Telephone Number
800-539-FUND
(800-539-3863)

* ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up the ACH feature. Currently, the Funds do not charge a fee for ACH transfers.

* Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting dividends for the previous year, which will also be filed with the IRS.

* Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank account information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRAs), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest in shares of a Fund.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional for details regarding an IRA or other retirement plan that works best for your financial situation. Generally, funds that pay tax-free dividends are not appropriate investments for retirement accounts.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRAs), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.


How to Exchange Shares

You can sell shares of one fund of The Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. If your request is received and accepted by 2:00 p.m. Eastern Time (12:00 p.m. for the Ohio Municipal Money Market
Fund), your exchange will be processed the same day. (See the more complete explanation below.)


You can exchange shares of a Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* Shares of the Funds may be exchanged at relative net asset value if they are the same class. This means that if you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. Since the money market funds do not have a sales charge, if you were to buy another fund in the Victory Group that has a sales charge, you may pay the sales charge.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

How to Sell Shares

If we receive and accept your request by 2:00 p.m. Eastern Time (12:00 p.m. for Ohio Municipal Money Market Fund), your redemption will be processed the same day.


By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call us and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing House
  (ACH).

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.


By Wire

If you want to sell funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time (12:00 p.m. for Ohio Municipal Money Market Fund), your funds will be wired on the same business day.


By Mail

Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account; or

* The redemption proceeds are being transferred to another Victory Group account with a different registration.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


By ACH

Normally, your redemption will be processed on the same day or the next day if your instructions are received after 2:00 p.m. Eastern Time (12:00 p.m. for Ohio Municipal Money Market Fund). It will be transferred by ACH as long as the transfer is to a domestic bank.


There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases. You will earn dividends up to the date your redemption request is processed.

* Check Writing:

Shareholders of the following Funds may withdraw funds by writing a check for $100.00 or more:

* U.S. Government Obligations Fund

* Prime Obligations Fund

* Tax-Free Money Market Fund

* Ohio Municipal Money Market Fund

In order to activate the check writing option on your account, you must sign a signature card. After your completed signature card is received, an initial supply of checks will be mailed to you in about three weeks. There is no charge for checks; however, you will be charged for stopping payment of a check or for insufficient funds. You may not close your account by writing a check. You should call the Fund for a complete redemption.
Please call 800-539-FUND to request a signature card.

* Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to you or the person you designate. The minimum withdrawal is $25, and you must have an account value of $5,000 or more to start withdrawals. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your account value falls below $500, we may ask you to bring the account back to the $500 minimum. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

* Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.

* If you request a complete redemption, the Funds will include any dividends accrued with the redemption proceeds.

* A Fund may suspend your right to redeem your shares in the following circumstances:

    - During non-routine closings of the NYSE, or when trading on the NYSE is restricted;

    - When an emergency prevents the sale or valuation of the Fund's securities; or

    - When the Securities and Exchange Commission (SEC) orders a suspension to protect a Fund's shareholders.

* Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a Funds' net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds


* About Victory

Each Fund is a member of the Victory Funds, a group of more than 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


* The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 1998, KAM was paid a management fee at an annual rate based on a percentage of the average daily net assets of each Fund as shown in the following table.

U.S. Government
Obligations Fund                       0.35%

Prime Obligations
Fund                                   0.35%

Financial Reserves
Fund                                   0.50%

Tax-Free
Money Market Fund                      0.35%

Ohio Municipal
Money Market Fund                      0.50%

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' Administrator, pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


* Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan for shares of the following Funds:

* U.S. Government Obligations Fund--Select Shares

* Prime Obligations Fund

* Tax-Free Money Market Fund

* Ohio Municipal Money Market Fund

The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


* Distribution Plan

According to Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Financial Reserves Fund, the Ohio Municipal Money Market Fund, and the Investor Shares of the U.S. Government Obligations Fund. The shares of these Funds do not pay expenses under this plan.


We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to the Funds' shareholders. Each of these organizations is paid a fee for its services.

The Funds are supervised by the Board of Trustees who monitors the services provided to investors.


OPERATIONAL STRUCTURE OF THE FUNDS

                        Trustees                               Adviser


                      Shareholders


                 Financial Services Firms
            and their Investment Professionals

        Advise current and prospective shareholders on their Fund investments.


             Transfer Agent/Servicing Agent

           State Street Bank and Trust Company
                   225 Franklin Street
                    Boston, MA 02110

            Boston Financial Data Services
                   Two Heritage Drive
                    Quincy, MA 02171

          Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of
               dividends, and servicing of
                 shareholder accounts.


Administrator, Distributor,                  Custodian
and Fund Accountant
                                             Key Trust Company of Ohio, N.A.
BISYS Fund Services                          127 Public Square
and its affiliates                           Cleveland, OH 44114
3435 Stelzer Road
Columbus, OH 43219                           Provides for safekeeping of
                                             the Funds' investments and cash,
Markets the Funds, distributes               and settles trades made
shares through Investment                    by the Funds.
Professionals, and
calculates the value of shares.
As Administrator, handles
the day-to-day
activities of the Funds.


Sub-Administrator

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative
services.

Additional Information


* Share Classes

The Funds offer only the classes of shares described in this prospectus, but at some future date, the Funds may offer additional classes of shares through a separate prospectus.

* Code of Ethics

The Funds and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons to each Fund must conform.
Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

* Banking Laws

Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may purchase shares of such a company and pay third parties for performing these functions for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

* Year 2000 Issues

Like all mutual funds, the Funds could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The Funds' service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Funds. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to a Fund.

* Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more Shareholders with the same last name reside, the Funds will send only one copy of any financial reports, prospectuses, and their supplements.


Some additional information you should know about the Funds.


If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Other Securities and Investment Practices

The following table describes some of the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below. For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all of its assets in cash. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective. For more information on ratings, detailed descriptions of each of these investments, and a more complete description of which Funds can invest in certain types of securities, see the SAI.

Commercial Paper. Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

Repurchase Agreements. An agreement to sell and repurchase a security at a stated price plus interest. The seller's obligation is secured by collateral. Subject to the receipt of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.

Certificates of Deposit. A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.*

Master Demand Notes. Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

Short-Term Funding Agreements. Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract. (Contracts cannot be sold and may be considered illiquid.) 1

U. S. Government Securities. Notes and bonds issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.*

Time Deposits. Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.*

Tax, Revenue, and Bond Anticipation Notes. Issued in expectation of future revenues. 1

Variable and Floating Rate Securities. Investment grade instruments, some of which may be derivatives or illiquid, with interest rates that reset periodically.

Tax-Exempt Securities. Short-term obligations that are exempt from state and/or federal income tax.

Eurodollar Obligations. Obligations of foreign branches of U.S. banks and domestic branches of foreign banks. Subject to 25% concentration by industry.

1 Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index. Each Fund may, but is not required to, use derivative instruments for any of the following reasons:
    - To hedge against adverse changes in the market value of securities
    - As a temporary substitute for purchasing or selling securities
    - In limited situations, to attempt to profit from anticipated market developments

When-Issued and Delayed-Delivery Securities. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.

Zero Coupon Bonds. These securities are purchased at a discount from the face value. The bond's face value is received at maturity, with no interest payments before then. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

Mortgage-Backed Securities. Instruments secured by a mortgage or pools of mortgages. 1
   - U.S. Government. Issued or guaranteed by the U.S. Government or its agencies; i.e., GNMAs, FNMAs, SLMAs.**
   - Non-U.S. Government. Secured by non-government entities.

Investment Company Securities. Shares of other mutual funds with similar investment objectives. The following limitations apply: (1) no more than 5% of a Fund's total assets may be invested in one mutual fund, (2) a Fund and its affiliates may not own more than 3% of the securities of any one mutual fund, and (3) no more than 10% of a Fund's total assets may be invested in combined mutual fund holdings.

Securities Lending. To generate additional income, a Fund may lend its portfolio securities. A Fund will receive collateral for the value of the security plus any interest due. A Fund only will enter into loan arrangements with entities that the Adviser has determined are creditworthy. Subject to an exemptive order from the SEC, Key Trust Company of Ohio, N.A., the Funds' Custodian and lending agent, may earn a fee based on the amount of income earned on the investment of collateral. The Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund do not participate in securities lending.

 * The Funds may concentrate their investments in government securities and certain instruments issued by domestic banks, unless subject to other restrictions.

** Obligations of entities such as the Government National Mortgage
   Association (GNMA) and the Export-Import Bank of the U.S. are backed by the full faith and credit of the U.S. Treasury. Others, such as the Federal National Mortgage Association (FNMA) are supported by the right of the issuer to borrow from the U.S. Treasury. Still others, such as the Student Loan Marketing Association (SLMA), Federal Farm Credit Bank, Federal Home Loan Bank (FHLB), Federal Home Loan Mortgage Corporation (FHLMC), and Federal Agricultural Mortgage Corporation (FAMC) are supported only by the credit of the federal agency.

Financial Highlights                         U.S. Government Obligations Fund

The Financial Highlights table is intended to help you understand the U. S. Government Obligations Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the
U. S. Government Obligations Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the U. S. Government Obligations Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Investor and Select Shares of the U.S. Government Obligations Fund. The financial highlights for the five fiscal years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the U.S. Government Obligations Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                               INVESTOR SHARES         SELECT SHARES

                             Year       Year          Year         Year         Year         Year        Year
                             Ended      Ended         Ended        Ended        Ended        Ended       Ended
                             Oct. 31,   Oct. 31,      Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,    Oct. 31,
                             1998       1997<F2>      1998         1997<F2>     1996         1995<F3>    1994

Net Asset Value,
  Beginning of Period        $  1.000   $  1.000      $    1.000   $    1.000   $    1.000   $  1.000     $  1.000

Investment Activities
     Net investment income      0.050      0.041           0.048        0.047        0.049    0.052       0.032
Distributions
     Net investment income     (0.050)    (0.041)         (0.048)      (0.047)      (0.049)  (0.052)     (0.032)

Net Asset Value,
  End of Period              $  1.000   $  1.000      $    1.000   $    1.000   $    1.000   $  1.000    $  1.000

Total Return                     5.12%      4.19%<F4>       4.86%        4.75%        4.96%    5.38%       3.30%


Ratios/Supplemental Data:
Net Assets,
  End of Period (000)        $571,104   $456,133      $1,601,920   $1,235,475   $1,357,817   $964,929    $412,048
Ratio of expenses to
average net assets               0.52%      0.56%<F5>       0.77%        0.74%        0.61%    0.58%       0.63%
Ratio of net investment
  income to average
  net assets                     5.03%      4.95%<F5>       4.78%        4.75%        4.84%   5.28%       3.20%
Ratio of expenses to
average net assets<F1>           <F6>       <F6>            <F6>         <F6>         <F6>    0.60%       0.80%
Ratio of net investment
income to average
net assets<F1>                   <F6>       <F6>            <F6>         <F6>         <F6>    5.26%       3.03%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2>  Effective  January 8, 1997,  the Fund  designated  the existing  shares as
Select Shares and commenced offering Investor Shares.
<F3> Effective June 5, 1995,  the Victory U.S.  Treasury Money Market  Portfolio
merged into the U.S. Government Obligations Fund. Financial highlights for the periods prior to June 5, 1995 represent the U.S.Government Obligations Fund.
<F4> Not annualized.
<F5> Annualized.
<F6> There were no voluntary fee reductions during the period.


Financial Highlights                                   Prime Obligations Fund

The Financial Highlights table is intended to help you understand the Prime Obligations Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Prime Obligations Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Prime Obligations Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Prime Obligations Fund. The financial highlights for the five fiscal years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Prime Obligations Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                          Year         Year       Year        Year        Year
                                          Ended        Ended      Ended       Ended       Ended
                                          Oct. 31,     Oct. 31,   Oct. 31,    Oct. 31,    Oct. 31,
                                          1998         1997       1996        1995        1994


Net Asset Value, Beginning of Period      $    1.000   $  1.000   $  1.000    $  1.000    $  1.000

Investment Activities
     Net investment income                     0.049      0.048      0.047       0.051       0.035
     Net realized losses from
     investment transactions                      --         --         --          --      (0.003)
         Total from Investment Activities      0.049      0.048      0.047       0.051       0.032
Distributions
     Net investment income                    (0.049)    (0.048)    (0.047)     (0.051)     (0.035)
Capital transactions                             --          --         --          --       0.003<F2>

Net Asset Value, End of Period            $    1.000   $  1.000   $  1.000    $  1.000    $  1.000
Total Return                                    4.98%      4.89%      4.81%       5.26%       3.57%

Ratios/Supplemental Data:
Net Assets, End of Period (000)           $1,378,713   $736,449    $496,019   $456,266    $782,303
Ratio of expenses to
  average net assets                            0.80%      0.85%       0.87%      0.74%       0.62%
Ratio of net investment income
  to average net assets                         4.89%      4.79%       4.72%      5.09%       3.52%
Ratio of expenses to
  average net assets<F1>                        <F3>       <F3>        <F3>       <F3>        0.79%
Ratio of net investment income
  to average net assets<F1>                     <F3>       <F3>        <F3>       <F3>        3.35%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2>  During  1994,  KeyCorp  made  a  capital   contribution  of  approximately
$2,506,000 for losses realized from the disposition of certain securities.
<F3> There were no voluntary fee reductions during the period.


Financial Highlights                                  Financial Reserves Fund

The Financial Highlights table is intended to help you understand the Financial Reserves Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Financial Reserves Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Financial Reserves Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Financial Reserves Fund. The financial highlights for the four fiscal years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Financial Reserves Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the fiscal year ended October 31, 1994 were audited by other auditors.

                                            Year           Year           Year           Year            Year
                                            Ended          Ended          Ended          Ended           Ended
                                            Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,        Oct. 31,
                                            1998           1997           1996           1995<F2>        1994

Net Asset Value, Beginning of Period        $  1.000        $  1.000      $  1.000       $  1.000      $  1.000
Investment Activities
     Net investment income                     0.050           0.049         0.049       0.054          0.035
Distributions
     Net investment income                    (0.050)         (0.049)       (0.049)     (0.054)        (0.035)

Net Asset Value, End of Period              $  1.000        $  1.000      $  1.000       $  1.000      $  1.000
Total Return                                    5.10%           5.04%         5.00%      5.50%          3.57%

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $785,520        $800,642      $767,990       $762,870     $433,266
Ratio of expenses to
  average net assets                            0.67%           0.67%         0.67%      0.60%          0.57%
Ratio of net investment income
  to average net assets                         5.01%           4.94%         4.89%      5.40%          3.48%
Ratio of expenses to
  average net assets<F1>                        0.68%           0.71%         0.75%      0.76%          0.73%
Ratio of net investment income
  to average net assets<F1>                     5.00%           4.90%         4.81%      5.24%          3.32%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Effective June 5, 1995, the Victory Financial Reserves Portfolio became the
Financial Reserves Fund.


Financial Highlights                               Tax-Free Money Market Fund

The Financial Highlights table is intended to help you understand the Tax-Free Money Market Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Tax-Free Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Tax-Free Money Market Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Tax-Free Money Market Fund. The financial highlights for the five fiscal years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Tax-Free Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                            Year           Year           Year           Year            Year
                                            Ended          Ended          Ended          Ended           Ended
                                            Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,        Oct. 31,
                                            1998           1997           1996           1995            1994

Net Asset Value, Beginning of Period        $  1.000       $  1.000       $  1.000       $  1.000       $  1.000
Investment Activities
     Net investment income                     0.029          0.030          0.030       0.034          0.021
Distributions
     Net investment income                    (0.029)        (0.030)        (0.030)      (0.034)        (0.021)

Net Asset Value, End of Period              $  1.000       $  1.000       $  1.000       $  1.000
$  1.000
Total Return                                    2.91%          3.07%          3.04%      3.42%          2.17%

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $465,528       $412,224       $344,796       $307,726      $198,561
Ratio of expenses to
  average net assets                            0.80%          0.73%          0.78%      0.61%          0.60%
Ratio of net investment income
  to average net assets                         2.88%          3.03%          2.97%      3.36%          2.14%
Ratio of expenses to
  average net assets<F1>                        0.80%          0.74%          0.80%      0.62%          0.79%
Ratio of net investment income
  to average net assets<F1>                     2.88%          3.02%          2.95%      3.35%          1.95%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


Financial Highlights                         Ohio Municipal Money Market Fund

The Financial Highlights table is intended to help you understand the Ohio Municipal MoneyMarket Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Ohio Municipal Money Market Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Ohio Municipal Money Market Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about shares of the Ohio Municipal Money Market Fund. The financial highlights for the three fiscal years ended October 31, 1998, the two months ended October 31, 1995, and the fiscal year ended August 31, 1995 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Ohio Municipal Money Market Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the year ended August 31, 1994 were audited by other auditors.

                                            Year           Year           Year           Two Months       Year           Year
                                            Ended          Ended          Ended          Ended            Ended          Ended
                                            Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,         Aug. 31,       Aug. 31,
                                            1998           1997           1996           1995             1995<F2>       1994<F3>

Net Asset Value, Beginning of Period        $  1.000       $  1.000       $  1.000       $  1.000        $  1.000       $  1.000
Investment Activities
     Net investment income                     0.029          0.030          0.030        0.006          0.033          0.021
Distributions
     Net investment income                    (0.029)        (0.030)        (0.030)       (0.006)        (0.033)        (0.021)

Net Asset Value, End of Period              $  1.000       $  1.000       $  1.000       $  1.000        $  1.000       $  1.000
Total Return                                    2.94%          3.01%          3.11%       0.55%<F3>       3.33%          2.10%

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $751,543       $650,978       $561,131       $510,632        $502,453       $318,132
Ratio of expenses to
  average net assets                            0.80%          0.75%          0.67%       0.64%<F4>      0.63%          0.65%
Ratio of net investment income
  to average net assets                         2.90%          2.97%          3.03%       3.31%<F4>      3.33%          2.08%
Ratio of expenses to
  average net assets*                           0.94%          0.94%          0.97%       0.92%<F4>      0.94%          0.76%
Ratio of net investment income
  to average net assets*                        2.76%          2.78%          2.73%       3.03%<F4>      3.02%          1.97%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Effective June 5, 1995, the Victory Ohio Municipal  Money Market  Portfolio
became the Ohio Municipal Money Market Fund.
<F3> Not annualized.
<F4> Annualized.


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                                       35

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                                       36

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469



If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.



* Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


* Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


* How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.



The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.



If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND. (800-539-3863)



                                    (logo)
                                Victory Funds



                Investment Company Act File Number. 811-4852

PRINTED ON RECYCLED PAPER                                  VF-MMMF-PRO (3/99)

Fund for Income (4614)


[GRAPHIC OMITTED]
(LOGO)(R)

Victory Funds

PROSPECTUS

*

FUND FOR INCOME

As with all mutual funds, the Securities and Exchange Commission has not approved the Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Call Victory at:
800-539-FUND (800-539-3863)

March 1, 1999

                           The Victory Portfolios

                               PROSPECTUS FOR:
                               FUND FOR INCOME

                              TABLE OF CONTENTS

                                      *

                      RISK/RETURN SUMMARY OF THE FUND 2

 An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses

                               Risk Factors 4

                                Share Price 5

                    Dividends, Distributions, and Taxes 5

                          INVESTING WITH VICTORY 8

                            *How to Buy Shares 10

                         *How to Exchange Shares 12

                           *How to Sell Shares 13

                 Organization and Management of the Fund 15

                          Additional Information 17

                Other Securities and Investment Practices 18

                           Financial Highlights 19

KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGIES

The goals and the strategies that the Fund plans to use to pursue its investment objective.

RISK FACTORS

The risks you may assume as an investor in the Fund.

PERFORMANCE

A summary of the historical performance of the Fund in comparison to an unmanaged index.

EXPENSES

The costs you will pay, directly or indirectly, as an investor in the Fund, including sales charges and ongoing expenses.

Shares of the Fund are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the principal amount invested.

FUND FOR INCOME   Risk/Return Summary

Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities issued by the U.S. Government and its agencies or instrumentalities. The Fund currently invests only in securities that are guaranteed by the full faith and credit of the U.S. Government, and repurchase agreements collateralized by such securities.

Under normal market conditions, the Fund primarily invests in:

*Mortgage-backed obligations and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA). The Fund will invest at least 65% of its total assets in GNMA securities.

*Obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities with maturities generally in the range of 2 to 30 years.

The Fund may invest in repurchase agreements collateralized by the securities described above. The Fund may, but is not required to, use derivative instruments, including

*Writing covered call options

*Engaging in closing options transactions

Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

*The market value of securities acquired by the Fund declines

*A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

*Interest rates rise

*An issuer's credit quality is downgraded

*The Fund must reinvest interest or sale proceeds at lower rates

*The rate of inflation increases

*The average life of a mortgage-related security is shortened or lengthened

*A security on which the Fund has written a call option increases in value and is called away from the Fund.

FUND FOR INCOME   Risk/Return Summary

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance as of December 31 from year to year for the last ten years. The table below shows how the Fund's average annual returns for one year, five years and ten years compare to the return of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions.

On or about March 5, 1999, shareholders of Gradison Government Income Fund will be asked to approve the reorganization of their fund into Class G Shares of the Fund for Income. After the anticipated reorganization is completed, the Fund for Income will offer Class G Shares, which will be described in a separate prospectus.

The performance information below is for Class A Shares (without the sales charge) of the Fund. If the sales charge was reflected, returns would be less than those shown. At the time of the reorganization, the Fund for Income will assume the performance and accounting history of Gradison Government Income Fund.

1989     14.42
1990     10.59
1991     15.29
1992      5.40
1993      4.12
1994     -1.17
1995     15.09
1996      5.10
1997      7.60
1998      6.01

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 7.69% (quarter ending June 30, 1989) and the lowest return for a quarter was -1.56% (quarter ending March 31, 1992).

Average Annual Total Returns
(for the Periods ended             Past      Past      Past
Dec. 31, 1998)                   One Year  5 Years   10 Years
Class A                            6.01%    6.40%      8.12%
Lehman Mortgage-
Backed Index 1                     6.96%    7.23%      9.12%

1-The Lehman Brothers Mortgage-Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed-rate mortgage bonds.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*          Class A
Maximum Sales Charge Imposed on Purchases      2.00%
(as a percentage of offering price)
Maximum Sales Charge Imposed
on Reinvested Dividends                        NONE
Deferred Sales Charge                          NONE**
Redemption Fees                                NONE
Exchange Fees                                  NONE

 *You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

**Except for investments of $1 million or more. See "Investing with Victory."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. The Fund pays these expenses from its assets.

Annual Fund Operating Expenses      Class A
Management Fees                     0.50%
Distribution (12b-1) Fees           0.00%
Other Expenses1                     1.02%
Total Fund Operating Expenses2      1.52%

1-Includes a shareholder servicing fee of 0.25%.

2-The expenses shown are estimated based on historical expenses of the Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived a portion of its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 1.00%. For the fiscal year ending October 31, 1999, the Adviser may voluntarily waive its fees and/or reimburse expenses, as allowed by law. The Fund's net operating expenses are estimated at 1.00%. The Adviser may terminate the Class A waivers/reimbursements at any time so long as certain waivers applicable to another class of shares apply equally to all classes of shares.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year   3 Years  5 Years  10 Years
Class A  $706     $981     $1,277   $2,116

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: in general, the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.
An investment in the Fund is not a complete investment program.

This Prospectus describes the principal risks that you may assume as an investor in the Fund. The "Other Securities and Investment Practices" section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield, and total return will fluctuate. You may lose money if the Fund's investments do not perform well.

General risks:

*Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

*Manager risk is the risk that the Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.

Risks associated with investing in debt securities:

*Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

*Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

*Reinvestment risk is the risk that when interest rates are declining the Fund will have to reinvest interest income or prepayments on a security at lower interest rates. Generally, interest rate risk and reinvestment risk have offsetting effects.

*Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Fund generally invests in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by nationally recognized statistical ratings organizations, such as S&P, Fitch, or Moody's.

Risks associated with investing in mortgage-related securities:

*Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower interest rates.

*Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what the Portfolio Manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

The Fund calculates its share price, called its "net asset value" (NAV), each business day, at the close of trading on the New York Stock Exchange, Inc.
(NYSE), which is normally at 4:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day. A business day is a day on which the Federal Reserve Bank of Cleveland and the NYSE are open or any day in which enough trading has occurred in the securities held by the Fund to materially affect the NAV. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

The Fund values its investments based on market value. When market quotations are not readily available, the Fund values its investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios.The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

                Total Assets-Liabilities
     NAV =     ----------------------------
               Number of Shares Outstanding

You can find the Fund's net asset value each day in the Wall Street
Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets.

Dividends, Distributions, and Taxes

Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. The Fund will distribute Short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends monthly

You can receive distributions in one of the following ways.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the pay date.

Income Earned Option

You can automatically reinvest your dividends in your Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Dividends Option

You can automatically reinvest distributions in shares of another fund of The Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

*Important Information about Taxes

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

*Ordinary dividends from the Fund are taxable to shareholders as ordinary income; dividends from the Fund's long-term capital gains are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long the Fund holds certain assets.

*Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

*Dividends from the Fund that are attributable to interest on certain
U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from the Fund.

*An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

*Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

*Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

*Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

*You should review the more detailed discussion of federal income tax considerations in the SAI.

The following table provides general guidelines for potential federal income tax liability when you sell or exchange shares of the Fund (unless your investment is in a tax-deferred retirement plan like an IRA). In general, distributions are taxable as follows:

                                                      Tax rate for
                                     Tax Rate for     28% bracket
     Type of Distribution             15% bracket       or above

     Income dividends                  Ordinary         Ordinary
                                      income rate      income rate

     Short-term capital gains          Ordinary         Ordinary
     (Shares sold up to 12            income rate      income rate
     months after purchase)

     Long-term capital gains
     (Shares sold more than               10%             20%
     12 months after purchase)

Starting January 1, 2001 sales of securities held longer than five years will be taxed at special lower rates. This five-year holding period can begin no sooner than January 1, 2001.

Investing with Victory

All you need to do to get started is to fill out an application.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

The Fund offers only Class A Shares, which have a front end sales charge of 2.00%. After the reorganization described in "Additional Information -- Share Classes" the Fund will offer Class G Shares in a separate prospectus. Class G Shares will be available only through certain broker-dealers.

*Calculation of Sales Charges

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed in the following table.

                                            Sales Charge      Sales Charge
                                            as a % of         as a % of
     Your Investment in the Fund            Offering Price    Your Investment

     Up to $50,000                          2.00%             2.04%
     $50,000 up to $100,000                 1.75%             1.78%
     $100,000 up to $250,000                1.50%             1.52%
     $250,000 up to $500,000                1.25%             1.27%
     $500,000 up to $1,000,000              1.00%             1.01%
     $1,000,000 and above*                  0.00%             0.00%

*There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

*Sales Charge Reductions and Waivers

You may qualify for reduced sales charges in the following cases:

1. Letter of Intent lets you buy Class A Shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A
   Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A Shares of multiple Victory Funds, (excluding money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Waivers for certain investors:

     a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

     b. Investors who buy shares for trust or other advisory accounts established with KeyCorp or its affiliates.

     c. Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Association or its affiliates, the Victory Group, or invested in a fund of the Victory Group.

     d. Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.

     e. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

     f. Participants in tax-deferred retirement plans that meet at least one of the following requirements: more than $1 million in plan assets; or 100 eligible employees; or if all of the plan's transactions are executed through a single financial institution or service organization which has an agreement to sell the Victory Funds in connection with such accounts.

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

How to Buy Shares

FAX Number:
800-529-2244
Telecommunication Device for the Deaf (TDD):
800-970-5296

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you a fee for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

If you buy shares directly from the Fund and your investment is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern
Time), your purchase will be processed the same day using that day's share price.

Make your check payable to:

The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

Regular U.S. Mail Address

Send a completed Account Application with your check, bank draft, or money order to:
*

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

Overnight Mail Address

Use the following address ONLY for overnight packages.
*

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184

PHONE: 800-539-FUND

Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.
*

State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
   Account #9905-201-1

For Further Credit to Account #
   (insert account number, name, and confirmation number assigned by the Transfer Agent)

Telephone Number
*

800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

*ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

*Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in your account statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

*Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum initial investment requirement of $500 ($100 for IRAs), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.

*Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

You must make all purchases in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.

You can sell shares of one fund of the Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges.

You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of the Fund, you should keep the following in mind:

*Shares of the fund selected for exchange must be available for sale in your state of residence.

*The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

*Shares of the Fund may be exchanged at relative net asset value. This means that if you own Class A Shares of the Fund, you can only exchange them for Class A Shares of another fund and not pay a sales charge. If you exchange into a fund with a higher sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you had previously paid in connection with the shares you are exchanging. If you exchange from the Fund to buy Class A Shares of another fund in the Victory Group that has a 5.75% sales charge, you would pay the 3.75% difference in sales charge.

*You must meet the minimum purchase requirements for the fund you purchase by exchange.

*The registration and tax identification numbers of the two accounts must be identical.

*You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

*Effective April 1, 1999, the Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privelege at any time on 30 days' notice to shareholders.

*Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

You will earn dividends up to and including the date the Fund processes your redemption request.

If your request is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern Time), your redemption will be processed the same day.

By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  *Mail a check to the address of record;

  *Wire funds to a domestic financial institution;

  *Mail a check to a previously designated alternate address; or

  *Electronically transfer your redemption via the Automated Clearing
   House (ACH).

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

By Mail

Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

  *Redemptions over $10,000;

  *Your account registration has changed within the last 15 days;

  *The check is not being mailed to the address on your account;

  *The check is not being made payable to the owner of the account; or

  *The redemption proceeds are being transferred to another Victory Fund account with a different registration.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

By Wire

If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

By ACH

Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

*Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

*Additional Information about Redemptions

*Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.

*The Fund may suspend your right to redeem your shares in the following circumstances:

   *During non-routine closings of the NYSE, or when trading on the NYSE is restricted;

   *When an emergency prevents the sale or valuation of the Fund's securities; or

   *When the Securities and Exchange Commission (SEC) orders a suspension to protect the Fund's shareholders.

*The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Fund

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to the Fund's shareholders. Each of these organizations is paid a fee for its services.

*About Victory

The Fund is a member of The Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.

*The Investment Adviser and Sub-Administrator

The Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the adviser to the Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114. During the fiscal year ended October 31, 1998, KAM was paid a management fee based on a percentage of the average daily net assets of the Fund (after waivers) at an annual rate of 0.07%.

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Fund's administrator, pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.

*Portfolio Management

Thomas M. Seay and Trenton Fletcher are the Co-Portfolio Managers of the Fund, and together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Seay has been the Co-Portfolio Manager of the Fund since January 1999. Mr. Seay, a Senior Vice President of McDonald Investments Inc., has served as Portfolio Manager of the Gradison Government Income Fund since April, 1998. From March 1987 until April 1998, he served as Vice President and Fixed Income Portfolio Manager, Lexington Management Corporation. Mr. Fletcher has served as Portfolio Manager of the Victory Fund for Income since January 1998. A Portfolio Manager and Director of KAM, he has been associated with KAM or an affiliate since 1989. After the reorganization of Gradison and Victory Funds, Mr. Seay will assume full responsibility as the sole Portfolio Manager of the Fund.

*Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

*Distribution Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class A shares of the Fund. The Fund does not pay expenses under this plan.

The Fund is supervised by the Board of Trustees who monitors the services provided to investors.

OPERATIONAL STRUCTURE OF THE FUND

Trustees                               Adviser

Shareholders

Financial Services Firms and
their Investment Professionals

Advise current and prospective shareholders on their Fund investments.

Transfer Agent/Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Boston Financial Data Services
Two Heritage Drive
Quincy, MA 02171

Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

Administrator, Distributor,
and Fund Accountant

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Fund, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Fund.

Custodian

Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Fund's investments and cash, and settles trades made by the Fund.

Sub-Administrator

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Fund.

If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.

*Share Classes

The Fund offers only the Class A Shares described in this Prospectus. After the anticipated reorganization of certain mutual funds managed by the Gradison Division of McDonald Investments Inc., an affiliate of KAM, the Fund will offer Class G shares through a separate prospectus. At some future date, the Fund may offer additional classes of shares through a separate prospectus.

*Code of Ethics

The Fund and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

*Banking Laws

The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

*Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper Analytical Services, Inc., and industry publications such as Morningstar, Business Week, or Forbes. You also should see "Investment Performance."

*Year 2000 Issues

Like all mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The Fund's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Fund. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to the Fund.

*Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any financial reports, prospectuses, and their supplements.

Other Securities and Investment Practices

The following table describes some of the types of securities the Fund may choose to buy under normal market conditions. The Fund primarily invests in debt securities. However, for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. For more information on ratings and detailed descriptions of each of the investments, see the SAI.

U.S. Government Securities. Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.

*Mortgage-Backed Securities. Instruments secured by a mortgage or pools of mortgages.

Collateralized Mortgage Obligations. Debt obligations that are secured by mortgage-backed certificates. Some are issued by U.S. government agencies and instrumentalities.

Short-Term Debt Obligations. Includes bankers' acceptances, certificates of deposit, prime quality commercial paper, Eurodollar obligations, variable and floating rate notes, cash, and cash equivalents.

*Variable & Floating Rate Securities. Investment grade instruments, some of which may be derivatives or illiquid, with interest rates that reset periodically.

*Receipts. Separately traded interest or principal components of U.S. Government securities.

Repurchase Agreements. An agreement to sell and repurchase a security at a stated price plus interest. The seller's obligation to the Fund is secured with collateral. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory Funds into a single transaction.

*Futures Contracts and Options on Futures Contracts. Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or a securities index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market risk.

*Options. The Fund may write, or sell, a covered call option on a security that it owns or on an index to hedge its position or generate additional income.

Securities Lending. To generate additional income, the Fund may lend its portfolio securities. The Fund will receive collateral for the value of the security plus any interest due. The Fund only will enter into securities lending arrangements with entities that the Adviser has determined are credit-worthy. Subject to an exemptive order from the SEC, Key Trust Company of Ohio, N.A., the Fund's Custodian and lending agent, may earn a fee based on the amount of income earned on the investment of collateral.

Investment Company Securities. Shares of other mutual funds with similar investment objectives. The following limitations apply: (1) No more than 5% of the Fund's total assets may be invested in one mutual fund, (2) the Fund and its affiliates may not own more than 3% of the securities of any one mutual fund, and (3) no more than 10% of the Fund's total assets may be invested in combined mutual fund holdings.

*Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index. The Fund may, but is not required to, use derivative instruments for any of the following reasons:
   *To hedge against adverse changes in the market value of securities
   *As a temporary substitute for purchasing or selling securities
   *In limited situations, to attempt to profit from anticipated market developments

Financial Highlights       Fund for Income

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights for the four fiscal years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The period from February 1, 1994 to October 31, 1994 and the fiscal year ended January 31, 1994 were audited by other auditors. After the reorganization, the Fund for Income will assume the performance and accounting history of Gradison Government Income Fund.

                                                                                Period
                                        Year      Year      Year      Year      Feb. 1,        Year
                                        Ended     Ended     Ended     Ended     1994 to        Ended
                                        Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,       Jan. 31,
                                        1998      1997      1996      1995<F4>  1994           1994
Net Asset Value,
  Beginning of Period                   $  9.81   $  9.77   $  9.93   $  9.43   $ 10.14        $ 10.57
Investment Activities
  Net investment income                    0.62      0.68      0.68      0.73      0.52           0.80
  Net realized and unrealized
    gains (losses) on investments          0.01      0.03     (0.08)     0.43     (0.71)         (0.41)
      Total from
        Investment Activities              0.63      0.71      0.60      1.16     (0.19)          0.39
Distributions
  Net investment income                   (0.61)    (0.67)    (0.68)    (0.66)    (0.51)         (0.80)
  In excess of net
    investment income                         -         -     (0.03)        -     (0.01)             -
  Net realized gains                          -         -         -         -         -          (0.02)
    Tax return of capital                     -         -     (0.05)        -         -              -
  Total Distributions                     (0.61)    (0.67)    (0.76)    (0.66)    (0.52)         (0.82)
Net Asset Value, End of Period          $  9.83   $  9.81   $  9.77   $  9.93   $  9.43        $ 10.14
Total Return (excludes sales charges)      6.60%     7.58%     6.35%    12.75%    (1.99)%<F2>     3.75%

Ratios/Supplemental Data:
Net Assets, End of Period (000)         $28,743   $22,101   $20,816   $22,756   $29,358        $46,632
Ratio of expenses to
  average net assets                       1.00%     0.99%     1.02%     1.12%     1.12%<F3>      1.13%
Ratio of net investment income
  to average net assets                    6.24%     6.98%     7.05%     7.62%     7.21%<F3>      7.65%
Ratio of expenses to
  average net assets<F1>                   1.52%     1.63%     1.73%     1.58%     1.26%<F3>       <F5>
Ratio of net investment income
  to average net assets<F1>                5.72%     6.34%     6.34%     7.16%     7.07%<F3>       <F5>
Portfolio turnover                          118%       26%       25%       35%       18%            47%

<F1>During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2>Not annualized.
<F3>Annualized.
<F4>Effective June 5, 1995, the Victory Fund For Income Portfolio became the
    Fund For Income.
<F5>There were no voluntary fee reductions during the period.

This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469

If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.

*Statement of Additional Information (SAI)

Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

*Annual and Semi-annual Reports

Describes the Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

*How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Fund at 800-539-FUND.
(800-539-3863)

(LOGO)(R)

Victory Funds

Investment Company Act File Number. 811-4852

VF-FFI-PRO (3/99)

(LOGO) (R)

Victory Funds



PROSPECTUS



LIMITED TERM INCOME FUND

INTERMEDIATE INCOME FUND

GOVERNMENT MORTGAGE FUND

INVESTMENT QUALITY BOND FUND

As with all mutual funds, the Securities and Exchange Commission has not approved any Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Call Victory at:

800-539-FUND (800-539-3863)

March 1, 1999

THE VICTORY PORTFOLIOS

TABLE OF CONTENTS
*

INTRODUCTION  1

RISK/RETURN SUMMARY FOR EACH OF THE FUNDS

An analysis which includes the investment objective, principal strategies, principal risks, performance and expenses of each Fund.

Limited Term Income Fund  2
Intermediate Income Fund  4
Government Mortgage Fund  6
Investment Quality Bond Fund  8

Risk Factors  10

Share Price  13

Dividends, Distributions, and Taxes  13

INVESTING WITH VICTORY  16

*How to Buy Shares  18
*How to Exchange Shares  20
*How to Sell Shares  21

Organization and Management of the Funds  23

Additional Information  26

Other Securities and Investment Practices  27

FINANCIAL HIGHLIGHTS

Limited Term Income Fund  29
Intermediate Income Fund  30
Government Mortgage Fund  31
Investment Quality Bond Fund  32


KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGIES

The goals and the strategies that a Fund plans to use to pursue its investment objective.

RISK FACTORS

The risks you may assume as an investor in a Fund.

PERFORMANCE

A summary of the historical performance of a Fund.

EXPENSES

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.

Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the principal amount invested.

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

This Prospectus explains the objectives, policies, risks, performance, strategies, and expenses of the Shares of the four following Victory Funds (the Funds).


Investment Objective and Strategy

Objective

The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal.

The Intermediate Income Fund seeks to provide a high level of income.

The Government Mortgage Fund seeks to provide a high level of current income consistent with safety of principal.

The Investment Quality Bond Fund seeks to provide a high level of income.

Strategy

Each of the Funds pursues its objective by investing primarily in debt securities. However, each of the Funds has unique investment strategies and its own risk/reward profile. Please review the section about the Fund in which you are interested in investing and "Other Securities and Investment Practices" for an overview of the Funds.

Risk Factors

Certain Funds may share many of the same risk factors. For example, all of the Funds are subject to interest rate inflation, reinvestment, and credit risks.

The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed in the section "Risk Factors."

Who May Want to Invest in the Funds

* Investors seeking income

* Investors seeking higher potential returns than provided by money market funds

* Investors willing to accept the risk of price and dividend fluctuations

Fees and Expenses

All of the Funds in this Prospectus offer only Class A Shares. If you buy Class A Shares of a Fund, you may pay a sales charge of up to 5.75% of the offering price, depending on the Fund in which you invest and the amount you invest. You also will incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory."

The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs. You also should review "Other Securities and Investment Practices" for additional information about the individual securities in which the Funds can invest.

LIMITED TERM INCOME FUND                                 Risk/Return Summary

Investment Objective

The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal.

Principal Investment Strategies

The Limited Term Income Fund pursues its investment objective by investing in a portfolio of high grade, fixed income securities with a dollar-weighted average maturity of one to five years, based on remaining maturities.

Under normal conditions, the Limited Term Income Fund primarily invests in:

* Investment-grade corporate securities, asset-backed securities, convertible securities and exchangeable debt securities

* Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities

* Mortgage-backed securities issued by government agencies and non-governmental entities

* Commercial Paper

Important Characteristics of the Limited Term Income Fund's Investments:

* Quality: The Limited Term Income Fund will only invest in high-grade debt securities rated in one of the top four rating categories at the time of purchase by S&P, Fitch, Moody's, or another NRSRO,** or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

* Maturity: The dollar-weighted effective average maturity of the Limited Term Income Fund will generally range from one to five years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

** An NRSRO is a nationally recognized statistical ratings organization like
   Standard & Poor's (S&P), Fitch, or Moody's which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Up to 20% of the Limited Term Income Fund's total assets may be invested in preferred and convertible preferred securities, and separately traded interest and principal component parts of U.S. Treasury obligations.

The Limited Term Income Fund's high portfolio turnover may result in higher expenses and taxable gain distributions. The Limited Term Income Fund is also permitted to invest in international bonds, foreign securities, and derivative instruments, such as futures contracts and securities that may have warrants or options attached. Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Limited Term Income Fund is subject to the following principal risks, more fully described in "Risk Factors." The Limited Term Income Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Limited Term Income
Fund declines

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* Interest rates rise

* An issuer's credit quality is downgraded

* The Limited Term Income Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* The average life of a mortgage-related security is shortened or lengthened

* Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Limited Term Income Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of two broad-based securities market indices. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Limited Term Income Fund. If the sales charge was reflected, returns would be less than those shown.

1989      1.61%*
1990      8.74%
1991     11.49%
1992      5.36%
1993      6.12%
1994     -1.26%
1995     10.97%
1996      4.02%
1997      5.75%
1998      5.96%

* Inception date 10/20/89. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 3.79% (quarter ending December 31, 1991) and the lowest return for a quarter was -1.19% (quarter ending March 31, 1994).

Average Annual Total Returns                           Since
(for the Periods ended          Past        Past       Inception
December 31, 1998)              One Year    5 Years    (10/20/89)

Class A                         5.96%       5.02%      6.33%

Merrill Lynch 1-3 Yr.
Treasury Index1                 7.00%       5.99%      7.13%

Lehman 1-3 Yr. Gov't Index2     6.97%       5.96%      7.09%

1 The Merrill Lynch 1-3 Year Treasury Index is a broad-based unmanaged index that represents the general performance of short-term (1-3 year) U.S. Treasury securities.

2 The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of U.S. Government Agency debt securities that mature in one to three years.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Limited Term Income Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*          Class A

Maximum Sales Charge Imposed on Purchases      2.00%
(as a percentage of offering price)

Maximum Sales Charge Imposed
on Reinvested Dividends                        NONE

Deferred Sales Charge                          NONE**

Redemption Fees                                NONE

Exchange Fees                                  NONE

 * You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Limited Term Income Fund. The Limited Term Income Fund pays these expenses from its assets.

Annual Fund Operating Expenses      Class A

Management Fees                     0.50%

Distribution (12b-1) Fees           0.00%

Other Expenses1                     0.52%

Total Fund Operating Expenses2      1.02%


1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Limited Term Income Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee so that the Fund's net operating expenses equaled 0.87%. For the fiscal year ended October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee so that the Fund's net operating expenses will equal 0.95%. The Adviser may terminate these waivers at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Limited Term Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Limited Term Income Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Limited Term Income Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year   3 Years  5 Years  10 Years

Class A     $302     $518     $752     $1,423

INTERMEDIATE INCOME FUND                                 Risk/Return Summary

Investment Objective

The Intermediate Income Fund seeks to provide a high level of income.

Investment Policies And Strategy

The Intermediate Income Fund pursues its investment objective by investing in debt securities. Some of these debt securities are issued by corporations, the U.S. Government and its agencies and instrumentalities. "Investment grade" obligations are rated within the top four rating categories by an NRSRO.

Under normal conditions, the Intermediate Income Fund will invest at least 65% of its total assets in:

* Investment grade corporate securities, asset-backed securities, convertible securities, or exchangeable debt securities

* Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities

* Mortgage-related securities issued by government agencies and non-governmental entities

* Commercial paper

Important characteristics of the Intermediate Income Fund's investments:

* Quality: Investment grade corporate securities rated in the top four rating categories at the time of purchase by S&P, Fitch, Moody's or another NRSRO, or if unrated, of comparable quality.

* Maturity: The dollar-weighted effective average maturity of the Intermediate Income Fund generally will range from 3 to 10 years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

Up to 35% of the Intermediate Income Fund's total assets may be invested in high-quality, short-term debt. In addition, up to 20% of total assets may be invested in preferred and convertible preferred securities and separately traded interest and principal component parts of U.S. Treasury obligations.

The Intermediate Income Fund's high portfolio turnover may result in higher expenses and taxable gain distributions. The Intermediate Income Fund also is permitted to invest in international bonds, foreign securities, and derivative instruments, such as future contracts, options and securities that may have warrants or options attached. Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Intermediate Income Fund is subject to the following principal risks, more fully described in "Risk Factors." The Intermediate Income Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Intermediate Income
Fund declines

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* Interest rates rise

* An issuer's credit quality is downgraded

* The Intermediate Income Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* The average life of a mortgage-related security is shortened or lengthened

* Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Intermediate Income Fund by showing changes in the Fund's performance as of December 31 from year to year since inception. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Intermediate Income Fund. If the sales charge was reflected, returns would be less than those shown.

1993     -0.20%*
1994     -2.39%
1995     14.03%
1996      3.06%
1997      7.05%
1998      7.51%

* Inception date 12/10/93. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 4.72% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.81% (quarter ending March 31, 1994).

Average Annual Total Returns                           Since
(for the Periods ended          Past        Past       Inception
December 31, 1998)              One Year    5 Years    (12/10/93)

Class A                         7.51%       5.71%      5.60%

Lehman Int Gov't/Corp
Bond Index1                     8.44%       6.59%      6.60%

1 The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of investment-grade corporate debt securities and U.S. Treasury and U.S. Government Agency debt securities that mature in one to ten years.

Fund Expenses

Shareholder Transaction Expenses
(paid directly from your investment)*         Class A

Maximum Sales Charge Imposed on Purchases     5.75%
(as a percentage of offering price)

Maximum Sales Charge Imposed
on Reinvested Dividends                       NONE

Deferred Sales Charge                         NONE**

Redemption Fees                               NONE

Exchange Fees                                 NONE

 * You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Intermediate Income Fund. The Intermediate Income Fund pays these expenses from its assets.

Annual Fund Operating Expenses              Class A

Management Fees                             0.75%

Distribution (12b-1) Fees                   0.00%

Other Expenses1                             0.49%

Total Fund Operating Expenses2              1.24%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Intermediate Income Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee so that the Fund's net operating expenses equaled 0.96%. For the fiscal year ended October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee so that the Fund's net operating expenses will equal 1.00%. The Adviser may terminate these waivers at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Intermediate Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Intermediate Income Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Intermediate Income Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year   3 Years  5 Years  10 Years

Class A     $694     $946     $1,217   $1,989

GOVERNMENT MORTGAGE FUND                                 Risk/Return Summary

Investment Objective

The Government Mortgage Fund seeks to provide a high level of current income consistent with safety of principal.

Investment Policies And Strategies

The Government Mortgage Fund pursues its investment objective by investing exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under normal market conditions, at least 80% of the total assets of the Government Mortgage Fund will be invested in U.S. Government mortgage-backed securities.

In addition to the above securities, the Government Mortgage Fund may also invest in the following:

* Receipts, and STRIPS,** which are sold as zero coupon securities

* Collateralized mortgage obligations

* Futures contracts and put and call options on futures contracts

* Treasury notes and agencies

* IOs and POs**

Important characteristics of the Government Mortgage Fund's investments:

* Quality: Securities purchased by the Government Mortgage Fund are considered to be of the highest quality. For more information on ratings, see the Appendix to the SAI.

* Maturity: The dollar-weighted effective average maturity of the Government Mortgage Fund generally will not exceed 12 years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

** Separately Traded Registered Interest and Principal Securities (STRIPS),
   Interest Only (IOs), and Principal Only (POs) are derivatives of bonds. Securities dealers separate the interest or principal payments from a bond or mortgage-backed security and sell only that portion as one of the above securities.

The Government Mortgage Fund's high portfolio turnover may result in higher expenses and taxable gain distributions. The Government Mortgage Fund may, but is not required to, use derivative contracts. Please refer to the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Government Mortgage Fund is subject to the following principal risks, more fully described in "Risk Factors." The Government Mortgage Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Government Mortgage
Fund declines

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* Interest rates rise

* An issuer's credit quality is downgraded

* The Government Mortgage Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* The average life of a mortgage-related security is shortened or lengthened

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Government Mortgage Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Government Mortgage Fund. If the sales charge was reflected, returns would be less than those shown.

1990      8.74%*
1991     15.04%
1992      6.25%
1993      8.18%
1994     -2.06%
1995     15.21%
1996      4.19%
1997      8.76%
1998      6.70%

* Inception date 5/18/90. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 5.54% (quarter ending December 31, 1991) and the lowest return for a quarter was -2.37% (quarter ending March 31, 1994).

Average Annual Total Returns                             Since
(for the Periods ended          Past         Past        Inception
December 31, 1998)              One Year     5 Years     (5/18/90)

Class A                         6.70%        6.41%       8.13%

Lehman Mortgage-
Backed Index1                   6.96%        7.23%       8.92%

1 The Lehman Brothers Mortgage-Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Government Mortgage Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*          Class A

Maximum Sales Charge Imposed on Purchases      5.75%

(as a percentage of offering price)

Maximum Sales Charge Imposed
on Reinvested Dividends                        NONE

Deferred Sales Charge                          NONE**

Redemption Fees                                NONE

Exchange Fees                                  NONE

 * You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Government Mortgage Fund. The Government Mortgage Fund pays these expenses from its assets.

Annual Fund Operating Expenses              Class A

Management Fees                             0.50%

Distribution (12b-1) Fees                   0.00%

Other Expenses1                             0.61%

Total Fund Operating Expenses2              1.11%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Government Mortgage Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee so that the Fund's net operating expenses equaled 0.88%. For the fiscal year ended October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee so that the Fund's net operating expenses will equal 1.00%. The Adviser may terminate these waivers at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Government Mortgage Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Government Mortgage Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Mortgage Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year   3 Years  5 Years  10 Years

Class A     $682     $908     $1,151   $1,849

INVESTMENT QUALITY BOND FUND                          Risk/Return Summary

Investment Objective

The Investment Quality Bond Fund seeks to provide a high level of income.

Investment Policies And Strategies

The Investment Quality Bond Fund pursues its investment objective by investing primarily in investment-grade bonds issued by corporations and the U.S. Government and its agencies or instrumentalities. "Investment grade" obligations are rated within the top four rating categories by an NRSRO.

Under normal market conditions, the Investment Quality Bond Fund will invest at least 80% of its total assets in the following securities:

* Investment grade corporate securities, asset-backed securities, convertible securities and exchangeable debt securities

* Mortgage-related securities issued by governmental agencies and non-governmental entities

* Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities

* Commercial Paper

Important characteristics of the Investment Quality Bond Fund's investments:

* Quality: All instruments will be rated, at the time of purchase, within the four highest rating categories by S&P, Fitch, Moody's, or another NRSRO, or, if unrated, be of comparable quality. For more information on ratings, see the Appendix to the SAI.

* Maturity: The dollar-weighted effective average maturity of the Investment Quality Bond Fund will range from 5 to 15 years. Individual assets held by the Investment Quality Bond Fund may vary from the average maturity of the Fund.

Under certain market conditions, the Portfolio Manager may go outside these boundaries.

Up to 20% of the Investment Quality Bond Fund's total assets may be invested in preferred and convertible preferred securities, and separately traded interest and principal component parts of U.S. Treasury obligations. Up to 35% of the Fund's total assets may be invested in high quality, short-term debt.

The Investment Quality Bond Fund's high portfolio turnover may result in higher expenses and taxable gain distributions. The Investment Quality Bond Fund may, but is not required to, use derivative contracts. Please refer to the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Investment Quality Bond Fund is subject to the following principal risks, more fully described in "Risk Factors." The Investment Quality Bond Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Investment Quality Bond Fund declines

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* Interest rates rise

* An issuer's credit quality is downgraded

* The Investment Quality Bond Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* The average life of a mortgage-related security is shortened or lengthened

* Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Investment Quality Bond Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Investment Quality Bond Fund. If the sales charge was reflected, returns would be less than those shown.

1993     -0.40%*
1994     -2.62%
1995     16.66%
1996      2.46%
1997      8.45%
1998      7.51%

* Inception date 12/10/93. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 5.85% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.51% (quarter ending March 31, 1994).

Average Annual Total Returns                             Since
(for the Periods ended          Past         Past        Inception
December 31, 1998)              One Year     5 Years     (12/10/93)

Class A                         7.51%        6.30%       6.14%

Lehman Aggregate Index1         8.69%        7.27%       7.32%

1 The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index that represents the general performance of longer-term (greater than 1 year), investment-grade fixed-income securities.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Investment Quality Bond Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*           Class A

Maximum Sales Charge Imposed on Purchases       5.75%
(as a percentage of offering price)

Maximum Sales Charge Imposed
on Reinvested Dividends                         NONE

Deferred Sales Charge                           NONE**

Redemption Fees                                 NONE

Exchange Fees                                   NONE

 * You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Investment Quality Bond Fund. The Investment Quality Bond Fund pays these expenses from its assets.

Annual Fund Operating Expenses              Class A

Management Fees                             0.75%

Distribution (12b-1) Fees                   0.00%

Other Expenses1                             0.56%

Total Fund Operating Expenses2              1.31%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Investment Quality Bond Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee so that the Fund's net operating expenses equaled 1.06%. This waiver is currently in effect, but the Adviser may terminate it at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Investment Quality Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investment Quality Bond Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Investment Quality Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year   3 Years  5 Years  10 Years

Class A     $701     $966     $1,252   $2,063

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

An investment in the Fund is not a complete investment program.

This Prospectus describes the principal risks that you may assume as an investor in the Funds. The "Other Securities and Investment Practices"
section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for each Fund. As with any mutual fund, there is no guarantee that the Funds will earn income or show a positive total return over time. Each Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well.

This table summarizes the principal risks, described in the following pages, to which the Funds are subject.

                        Limited      Intermediate  Government  Investment
                        Term         Income        Mortgage    Quality
                        Income Fund  Fund          Fund        Bond Fund

Market risk, and
manager risk            X            X             X           X

Interest rate risk,
inflation risk,
reinvestment risk,
and credit
(or default) risk       X            X             X           X

Foreign issuer risk     X            X                         X

Prepayment risk,
extension risk          X            X             X           X

Correlation risk        X            X             X           X

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

General risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that a Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.

Risks associated with investing in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.


* Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk have offsetting effects.

* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by NRSROs such as S&P, Fitch, or Moody's.

Risks associated with investing in foreign securities:

* Foreign issuer risk. Compared to U.S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments more volatile than U.S. investments.

Risks associated with investing in mortgage-related securities:

* Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

* Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's Portfolio Manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risk associated with futures and options contracts:

* Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at the close of trading on the New York Stock Exchange, Inc. (NYSE), which is normally at 4:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day. A business day is a day on which the Federal Reserve Bank of Cleveland and the NYSE are open or any day in which enough trading has occurred in the securities held by a Fund to materially affect the NAV. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

A Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets.


Dividends, Distributions, and Taxes

Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. A Fund will distribute short-term gains, as neccessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, the Funds declare and pay dividends monthly.

Distributions can be received in one of the following ways.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the pay date.

Income Earned Option

Dividends can be automatically reinvested in the Fund in which you have invested and your capital gains can be paid in cash; or capital gains can be reinvested and dividends paid in cash.

Directed Dividends Option

You can automatically reinvest distributions in the same class of shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, dividends will be transferred within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

* Important Information about Taxes

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Ordinary dividends from a Fund are ordinary taxable as ordinary income; dividends from a Fund's long-term capital gain are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long a Fund holds certain assets.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from the Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be provided with tax statements you receive from a Fund.

* An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

The following table provides general guidelines for potential federal income tax liability when you sell or exchange shares of a Fund (unless your investment is in a tax-deferred retirement plan like an IRA). In general, distributions are taxable as follows:

                                               Tax Rate for
                             Tax Rate for      28% Bracket
Type of Distribution         15% Bracket       or Above

Income dividends             Ordinary          Ordinary
                             income rate       income rate

Short-term capital
gains (Shares sold           Ordinary          Ordinary
up to 12 months              income rate       income rate
after purchase)

Long-term capital
gains (Shares sold
more than 12 months
after purchase)              10%               20%

Starting January 1, 2001 sales of securities held longer than five years will be taxed at special lower rates. This five-year holding period can begin no sooner than January 1, 2001.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account for yourself or a minor child, or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

For historical expense information on Class A and B shares, see the "Financial Highlights" at the end of this Prospectus.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

The Funds in this prospectus offer only Class A Shares. Class A Shares have a front-end sales charge of 2.00% to 5.75%, depending upon which Fund you invest in. Please look at the "Fund Expenses" section of the Fund in which you are investing to find the sales charge.

* Calculation of Sales Charges--Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed in the following table.

Your Investment in:
* Intermediate Income Fund           Sales Charge      Sales Charge
* Government Mortgage Fund           as a % of         as a % of
* Investment Quality Bond Fund       Offering Price    Your Investment

Up to $50,000                        5.75%             6.10%

$50,000 up to $100,000               4.50%             4.71%

$100,000 up to $250,000              3.50%             3.63%

$250,000 up to $500,000              2.50%             2.56%

$500,000 up to $1,000,000            2.00%             2.04%

$1,000,000 and above*                0.00%             0.00%

Your Investment in:                  Sales Charge      Sales Charge
* Limited Term                       as a % of         as a % of
  Income Fund                        Offering Price    Your Investment

Up to $50,000                        2.00%             2.04%

$50,000 up to $100,000               1.75%             1.78%

$100,000 up to $250,000              1.50%             1.52%

$250,000 up to $500,000              1.25%             1.27%

$500,000 up to $1,000,000            1.00%             1.01%

$1,000,000 and above*                0.00%             0.00%

* There is no initial sales charge on purchases of $1 million or more.
  However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are sold in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

* Sales Charge Reductions and Waivers

You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A Shares of multiple Victory Funds (excluding the money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Waivers for certain investors:

a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers"*, and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

b. Investors who buy shares for trust or other advisory accounts established with KeyCorp or its affiliates.

c. Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Association or its affiliates, the Victory Group, or invested in a fund of the Victory Group.

d. Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.

e. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, selling brokers, and their sales representatives.

f. Participants in tax-deferred retirement plans that meet at least one of the following requirements: more than $1 million in plan assets; or 100 eligible employees; or if all of the plan's transactions are executed through a single financial institution or service organization which has an agreement to sell the Victory Funds in connection with such accounts.

* Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

How to Buy Shares

FAX Number:

800-529-2244

Telecommunication Device for the Deaf (TDD):

800-970-5296

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy shares directly from the Funds and your investment is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern
Time), your purchase will be processed the same day using that day's share price.

Make your check payable to:

The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions.

Regular U.S. Mail Address

Send a completed Account Application with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

Overnight Mail Address

Use the following address ONLY for overnight packages.

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184

PHONE: 800-539-FUND

Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.


State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA   Account #9905-201-1

For Further Credit to Account #
(insert account number, name,
and confirmation number assigned
by the Transfer Agent)

Telephone Number

Victory at:

800-539-FUND

(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

* ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

* Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in your account statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

* Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.

* Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.

You can sell shares of one fund of the Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges.

You can exchange shares of a Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you would like to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* Shares of a Fund may be exchanged at relative net asset value. This means that if you own Class A shares of a Fund, you can only exchange them for Class A shares of another fund and not pay a sales charge. If you exchange into a fund with a higher sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. If you exchange from the Limited Term Income Fund to buy Class A shares of another fund in the Victory Group that has a 5.75% sales charge, you would pay the 3.75% difference in sales charge.

* You must meet the minimum purchase requirements for the fund you buy by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Effective April 1, 1999, each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases. You will earn dividends up to and including the date a Fund processes your redemption request.

If we receive and accept your request by 4:00 p.m. Eastern Time, your redemption will be processed the same day.

By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing
House (ACH).

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

By Mail

Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account; or

* The redemption proceeds are being transferred to another Victory Group account with a different registration.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

By Wire

If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

By ACH

Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

* Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

* Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.

* A Fund may suspend your right to redeem your shares in the following circumstances:

* During non-routine closings of the NYSE, or when trading on the NYSE is restricted;

* When an emergency prevents the sale or valuation of a Fund's securities; or

* When the Securities and Exchange Commission (SEC) orders a suspension to protect the Fund's shareholders.

* Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

* About Victory

Each Fund is a member of the Victory Funds, a group of more than 30 distinct investment portfolios.The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

* The Investment Adviser

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 1998, KAM was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as follows:

Government Mortgage Fund   0.50%

Intermediate Income Fund   0.62%

Limited Term Income Fund   0.48%

Investment Quality
Bond Fund                  0.62%

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Fund's administrator, pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

* Portfolio Management

Deborah Svoboda has been the Portfolio Manager of the Limited Term Income Fund since September 1998. Ms. Svoboda has been Portfolio Manager and Managing Director of KAM since 1998, prior to which she was a Senior Vice President responsible for asset-backed securities syndication and marketing for McDonald & Company Investments Inc.

Eric Rasmussen is the Portfolio Manager of the Intermediate Income Fund, a position he has held since December 1998. Mr. Rasmussen is Managing Director, Taxable Fixed Income Investments, KAM, and Managing Director, Applied Technology Investments, the passive investment division of KAM. Prior to managing the Intermediate Income Fund, Mr. Rasmussen headed Corporate Treasury where he was responsible for issuance of bank and holding company debt and an interest rate swap book, and has been with KAM or an affiliate since 1988.

Trenton T. Fletcher is the Portfolio Manager of the Government Mortgage Fund, a position he has held since January, 1998. A Portfolio Manager and Director of KAM, he has been working in the fixed income markets at KAM since 1989.

Richard T. Heine is the Portfolio Manager of the Investment Quality Bond Fund, a position he has held since its inception in 1993. A Portfolio Manager and Director with KAM, he has been in the investment advisory business since 1977.

* Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan for the Funds. The shareholder servicing agent performs a number of services for its customers who are shareholders of a Fund. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

* Distribution Plan

According to Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Funds. The Funds do not pay expenses under this plan.

The Funds are supervised by the Board of Trustees who monitors the services provided to investors.

OPERATIONAL STRUCTURE OF THE FUNDS

Trustees                       Adviser

Shareholders

Financial Services Firms and their Investment Professionals

Advise current and prospective shareholders on their Fund investments.

Transfer Agent/Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Boston Financial Data Services
Two Heritage Drive
Quincy, MA 02171

Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

Administrator, Distributor, and Fund Accountant

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

Custodian

Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Funds' investments and cash, and settles trades made by the Funds.

Sub-Administrator

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Funds.

If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

* Share Classes

The Funds currently offer only the class of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares through a separate prospectus.

* Code of Ethics

The Funds and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

* Banking Laws

The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

* Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper Analytical Services, Inc., and industry publications such as Morningstar, Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

* Year 2000 Issues

Like all mutual funds, the Funds could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The risk of such a computer failure may be greater as it relates to investments in foreign countries. The Funds' service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Funds. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to a Fund.

* Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any financial reports, prospectuses, and their supplements.

Other Securities and Investment Practices

The following table describes some of the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below. For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective. For more information on ratings, detailed descriptions of each of these investments, and a more complete description of which Funds can invest in certain types of securities, see the SAI.

U.S. Government Securities. Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.

Corporate Debt Obligations. Debt instruments issued by public corporations. They may be secured or unsecured.

Asset Backed Securities. Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

Convertible or Exchangeable Corporate Debt Obligations. Debt instruments which may be exchanged or converted to other securities.

Preferred and Convertible Preferred Stock of U.S. Corporations.

*Mortgage-Backed Securities. Instruments secured by a mortgage or pools of mortgages.

Collateralized Mortgage Obligations. Debt obligations that are secured by mortgage-backed certificates. Some are issued by U.S. government agencies and instrumentalities.

Short-term Debt Obligations. Includes bankers' acceptances, certificates of deposit, prime quality commercial paper, Eurodollar obligations, variable and floating rate notes, cash, and cash equivalents.

When-Issued and Delayed-Delivery Securities. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.

Zero Coupon Bonds. These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

*Variable & Floating Rate Securities. Investment grade instruments, some of which may be illiquid, with interest rates that reset periodically.

Yankee Securities. Debt instruments issued by non-domestic issuers and traded in U.S. dollars.

* Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index. Certain Funds may, but are not required to, use derivative instruments for any of The following reasons:

  -To hedge against adverse changes in the market value of securities

  -As a temporary substitute for purchasing or selling securities


  -In limited situations, to attempt to profit from anticipated market developments

Foreign Securities. Debt securities of foreign issuers including international bonds denominated in foreign or domestic currencies traded in the United States and abroad.

*Receipts. Separately traded interest or principal components of U.S. Government securities.

Repurchase Agreements. An agreement to sell and repurchase a security at a stated price plus interest. The seller's obligation to a Fund is secured by collateral. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory Funds into a single transaction.

Tax, Revenue and Bond Anticipation Notes. Issued in expectation of future revenues. Only purchased when their yields are competitive with taxable obligations.

*Futures Contracts and Options on Futures Contracts. Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or a securities index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Funds may invest in futures in an effort to hedge against market risk.

Securities Lending. To generate additional income, a Fund may lend its portfolio securities. A Fund will receive collateral for the value of the security plus any interest due. A Fund only will enter into securities lending arrangements with entities that the Adviser has determined are credit-worthy. Subject to an exemptive order from the SEC, Key Trust Company of Ohio, N.A., the Funds' Custodian and lending agent, may earn a fee based on the amount of income earned on the investment of collateral.

Dollar Weighted Effective Average Maturity. Based on the value of a Fund's investments in securities with different maturity dates. This measures the sensitivity of a debt security's value to changes in interest rates. Longer term debt securities are more volatile than shorter term debt securities because their prices are more sensitive to interest rate changes. Therefore, the NAV of a fund with a longer dollar weighted effective average maturity may fluctuate more.

Investment Company Securities. Shares of other mutual funds with similar investment objectives. The following limitations apply: (1) No more than 5% of a Fund's total assets may be invested in one mutual fund, (2) a Fund and its affiliates may not own more than 3% of the securities of any one mutual fund, and (3) no more than 10% of a Fund's total assets may be invested in combined mutual fund holdings.

Financial Highlights                            Limited Term Income Fund

The Financial Highlights table is intended to help you understand the Limited Term Income Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Limited Term Income Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Limited Term Income Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Limited Term Income Fund. The financial highlights for the five fiscal years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Limited Term Income Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                            Year       Year       Year       Year        Year
                                            Ended      Ended      Ended      Ended       Ended
                                            Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,    Oct. 31,
                                            1998       1997       1996       1995<F2>    1994

Net Asset Value, Beginning of Period        $  9.94    $ 10.01    $ 10.15    $   9.88    $ 10.53

Investment Activities
  Net investment income                        0.54       0.61       0.63        0.57       0.54
  Net realized and unrealized
    gains (losses) from investments            0.12      (0.07)     (0.14)       0.27      (0.61)

      Total from Investment Activities         0.66       0.54       0.49        0.84      (0.07)

Distributions
  Net investment income                       (0.54)     (0.61)     (0.62)      (0.57)     (0.54)
  In excess of net investment income             --         --      (0.01)         --         --
  Net realized gains                             --         --         --          --      (0.04)

      Total Distributions                     (0.54)     (0.61)     (0.63)      (0.57)     (0.58)

Net Asset Value, End of Period              $ 10.06    $  9.94    $ 10.01    $  10.15    $  9.88

Total Return (excludes sales charges)          6.86%      5.57%      4.94%       8.77%     (0.66)%

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $81,343    $81,913    $90,019    $172,002    $79,150
Ratio of expenses to
  average net assets                           0.87%      0.85%      0.86%       0.78%      0.79%
Ratio of net investment income
  to average net assets                        5.44%      6.06%      5.90%       5.77%      5.29%
Ratio of expenses to
  average net assets<F1>                       1.02%      0.87%      0.89%       0.79%      0.97%
Ratio of net investment income
  to average net assets<F1>                    5.29%      6.04%      5.87%       5.76%      5.10%
Portfolio turnover                              177%       139%       221%         97%        41%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective June 5, 1995, the Victory Short-Term Government Income
     Portfolio merged into the Limited Term Income Fund. Financial highlights for the periods prior to June 5, 1995 represent the Limited Term Income Fund.

Financial Highlights                           Intermediate Income Fund

The Financial Highlights table is intended to help you understand the Intermediate Income Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Intermediate Income Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Intermediate Income Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Intermediate Income Fund. The financial highlights for the four fiscal years ended October 31, 1998 and for the period from December 30, 1993 to October 31, 1994 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Intermediate Income Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                            Year       Year       Year       Year        Dec. 30,
                                            Ended      Ended      Ended      Ended       1993 to
                                            Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,    Oct. 31,
                                            1998       1997       1996       1995        1994<F2>

Net Asset Value, Beginning of Period        $   9.61   $   9.56   $   9.69   $   9.25    $  10.00

Investment Activities
  Net investment income                         0.53       0.56       0.56       0.60        0.52
  Net realized and unrealized gains
    (losses) from investments                   0.24       0.05      (0.13)      0.44       (0.76)

      Total from Investment Activities          0.77       0.61       0.43       1.04       (0.24)

Distributions
  Net investment income                        (0.53)     (0.56)     (0.56)     (0.60)      (0.51)

Net Asset Value, End of Period              $   9.85   $   9.61   $   9.56   $   9.69    $   9.25

Total Return (excludes sales charges)           8.30%      6.62%      4.56%     11.65%      (2.48)%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $256,267   $248,841   $272,087   $163,281    $112,923
Ratio of expenses to
  average net assets                            0.96%      0.96%      0.94%      0.82%       0.79%<F4>
Ratio of net investment income
  to average net assets                         5.48%      5.87%      5.81%      6.32%       6.23%<F4>
Ratio of expenses to
  average net assets<F1>                        1.24%      1.09%      1.11%      1.06%       1.25%<F4>
Ratio of net investment income
  to average net assets<F1>                     5.20%      5.74%      5.64%      6.08%       5.77%<F4>
Portfolio turnover                               318%       195%       164%        98%         55%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

Financial Highlights                            Government Mortgage Fund

The Financial Highlights table is intended to help you understand the Government Mortgage Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Government Mortgage Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Government Mortgage Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Government Mortgage Fund. The financial highlights for the five fiscal years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Government Mortgage Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                            Year       Year       Year       Year        Year
                                            Ended      Ended      Ended      Ended       Ended
                                            Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,    Oct. 31,
                                            1998       1997       1996       1995        1994<F2>

Net Asset Value, Beginning of Period        $  10.93   $  10.76   $  10.86   $  10.33    $  11.36

Investment Activities
  Net investment income                         0.63       0.69       0.70       0.72        0.68
  Net realized and unrealized
    gains (losses) from investments             0.14       0.16      (0.12)      0.62       (1.02)

      Total from Investment Activities          0.77       0.85       0.58       1.34       (0.34)

Distributions
  Net investment income                        (0.63)     (0.68)     (0.67)     (0.71)      (0.67)
  Net realized gains                              --         --         --         --       (0.02)
  In excess of net realized gains                 --         --         --      (0.08)         --
  Tax return of capital                           --        <F3>     (0.01)     (0.02)         --

      Total Distributions                      (0.63)     (0.68)     (0.68)     (0.81)      (0.69)

Net Asset Value, End of Period              $  11.07   $  10.93   $  10.76   $  10.86    $  10.33

Total Return (excludes sales charges)           7.23%      8.22%      5.54%     13.55%      (3.01)%

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $105,085   $103,761   $125,992   $136,103    $148,168
Ratio of expenses to
  average net assets                            0.88%      0.85%      0.89%      0.77%       0.76%
Ratio of net investment income
  to average net assets                         5.72%      6.32%      6.46%      6.81%       6.38%
Ratio of expenses to
  average net assets<F1>                        1.01%       <F2>      0.90%      0.79%       0.96%
Ratio of net investment income
  to average net assets<F1>                     5.59%       <F2>      6.45%      6.80%       6.18%
Portfolio turnover                               296%       115%       127%        59%        132%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.

<F3> Amount rounds to less than $0.01.

Financial Highlights                             Investment Quality Bond Fund

The Financial Highlights table is intended to help you understand the Investment Quality Bond Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Investment Quality Bond Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Investment Quality Bond Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Investment Quality Bond Fund. The financial highlights for the four fiscal years ended October 31, 1998 and for the period from December 30, 1993 to October 31, 1994 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Investment Quality Bond Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                            Year       Year       Year       Year        Dec. 30,
                                            Ended      Ended      Ended      Ended       1993 to
                                            Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,    Oct. 31,
                                            1998       1997<F6>   1996       1995<F5>    1994<F2>

Net Asset Value, Beginning of Period        $   9.78   $   9.63   $   9.76   $   9.10    $ 10.00

Investment Activities
  Net investment income                         0.55       0.57       0.57       0.62       0.53
  Net realized and unrealized gains
    (losses) from investments                   0.22       0.14      (0.13)      0.67      (0.92)

      Total from Investment Activities          0.77       0.71       0.44       1.29      (0.39)

Distributions
  Net investment income                        (0.55)     (0.56)     (0.56)     (0.62)     (0.51)
  In excess of net investment income              --         --         --      (0.01)        --
  Tax return of capital                           --         --      (0.01)        --         --

      Total Distributions                      (0.55)     (0.56)     (0.57)     (0.63)     (0.51)

Net Asset Value, End of Period              $  10.00   $   9.78   $   9.63   $   9.76    $  9.10

Total Return (excludes sales charges)           8.06%      7.67%      4.65%     14.63%     (3.92)%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $169,932   $181,007   $150,807   $125,248    $94,685
Ratio of expenses to
  average net assets                            1.06%      1.04%      1.01%      0.88%      0.79%<F4>
Ratio of net investment income
  to average net assets                         5.49%      5.90%      5.99%      6.59%      6.33%<F4>
Ratio of expenses to
  average net assets<F1>                        1.31%      1.17%      1.14%      1.10%      1.25%<F4>
Ratio of net investment income
  to average net assets<F1>                     5.24%      5.77%      5.86%      6.37%      5.87%<F4>
Portfolio turnover                               492%       249%       182%       160%        90%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Effective June 5, 1995, the Victory Corporate Bond Portfolio merged into the Investment Quality Bond Fund. Financial highlights for the periods prior to June 5, 1995 represent the Investment Quality Bond Fund.

<F6> Effective June 13, 1997, the Victory Government Bond Fund merged into the Investment Quality Bond Fund. Financial highlights for the periods prior to June 13, 1997 represent the Investment Quality Bond Fund.

The Victory Funds
127 Public Square OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

* Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

* Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

* How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

By mail: The Victory Funds          P. O. Box 8527
         Boston, MA 02266-8527

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at

800-539-FUND.

(800-539-3863)

(LOGO) (R)

Victory Funds

PRINTED ON RECYCLED PAPER

Investment Company Act File Number. 811-4852

VF-TXFI-PRO (3/99)

(LOGO) (R)
Victory Funds



PROSPECTUS

*



NATIONAL MUNICIPAL BOND FUND
NEW YORK TAX-FREE BOND FUND
OHIO MUNICIPAL BOND FUND



As with all mutual funds, the Securities and Exchange Commission has not approved any Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



Call Victory at:
800-539-FUND (800-539-3863)



March 1, 1999

THE VICTORY PORTFOLIOS



TABLE OF CONTENTS



INTRODUCTION  2


RISK/RETURN SUMMARY FOR EACH OF THE FUNDS
An analysis which includes the investment objective, principal strategies, principal risks, performance and expenses of each Fund.

National Municipal Bond Fund  4
New York Tax-Free Fund  6
Ohio Municipal Bond Fund  8

Risk Factors  10

Share Price  12

Dividends, Distributions, and Taxes  12


INVESTING WITH VICTORY
- Choosing a Share Class  15
- How to Buy Shares  18
- How to Exchange Shares  20
- How to Sell Shares  21

Organization and Management of the Funds  23

Additional Information  26

Other Securities and Investment Practices  27


FINANCIAL HIGHLIGHTS

National Municipal Bond Fund  29

New York Tax-Free Fund  30

Ohio Municipal Bond Fund  31



KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGIES
The goals and the strategies that a Fund plans to use to pursue its investment objective.

RISK FACTORS
The risks you may assume as an investor in a Fund.

PERFORMANCE
A summary of the historical performance of a Fund in comparison to an unmanaged index.

EXPENSES
The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.



Shares of the Funds are:
- Not insured by the FDIC;
- Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;
- Subject to possible investment risks, including possible loss of the principal amount invested.

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.



This Prospectus explains the objectives, policies, risks, performance, strategies, and expenses of the Shares of the three following Victory Funds (the Funds).



Investment Objective and Strategy

Objective

The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.

The New York Tax-Free Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital.

The Ohio Municipal Bond Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.


Strategy

Each of the Funds pursues its investment objective by investing primarily in general obligation bonds and revenue bonds. However, each of the Funds has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" and "Other Securities and Investment Practices" for an overview of each Fund.



Risk Factors

The following risk factors distinguish these Funds from each other and other funds with different investment policies and strategies. Certain Funds also may share many of the same risk factors. For example, all of the Funds are subject to interest rate, inflation, reinvestment and credit risks. The Funds are not insured by the FDIC.

* The National Municipal Bond Fund invests primarily in the municipal securities from across the nation. An investment in the National Municipal Bond may be subject to economic, political or credit risks in any of the municipalities where investments are made.

* The New York Tax-Free Fund generally limits its investments to a single state. Therefore, an investment in the New York Tax-Free Fund may involve economic, political, or credit risks specific to the state of New York.

* The Ohio Municipal Bond Fund generally limits its investments to a single state. Therefore, an investment in the Ohio Municipal Bond Fund may involve economic, political, or credit risks specific to the state of Ohio.

There are other potential risks, which are discussed in "Risk/Return Summary" and "Risk Factors."

Who May Want to Invest in the Funds

* Investors in higher tax brackets seeking tax-exempt income

* Investors seeking income over the long term

* Investors with moderate risk tolerance

* Investors seeking higher potential returns than are provided by money market funds

* Investors willing to accept price and dividend fluctuations


* Who May Want to Invest in the:

National Municipal Bond Fund: Investors in higher tax brackets seeking current income exempt from federal income taxes and some state income taxes and who want to diversify their investments among various geographical areas.

New York Tax-Free Fund: Investors in higher tax brackets seeking income exempt from federal income tax and New York personal income tax.

Ohio Municipal Bond Fund: Investors in higher tax brackets seeking income exempt from federal income tax and Ohio personal income tax.



Fees And Expenses

On or about March 5, 1999, shareholders of Gradison Ohio Tax-Free Income Fund will be asked to approve the reorganization of their fund into Class G Shares of the Ohio Municipal Bond Fund. After the anticipated reorganization is completed, the Victory Ohio Municipal Bond Fund will offer Class G shares, which will be described in a separate prospectus.

If you buy Class A Shares of a Fund, you may pay a sales charge of up to 5.75% of the offering price, depending on the amount you invest. If you buy Class B Shares of a Fund, you will not pay an initial sales charge; however, you may pay a deferred sales charge if you sell your shares within six years of purchase, and you will pay additional distribution expenses. In either case, you also will incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Choosing a Share Class."



The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs. You also should review "Other Securities and Investment Practices" for additional information about the individual securities in which the Funds can invest.



Please read this Prospectus before investing in the Funds and keep it for future reference.

NATIONAL MUNICIPAL BOND FUND                              Risk/Return Summary



Investment Objective

The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.



Principal Investment Strategies

The National Municipal Bond Fund pursues its investment objective by primarily investing in municipal bonds. The interest on these bonds is exempt from federal income tax. Under normal circumstances, at least 80% of the National Municipal Bond Fund's income distributions will be exempt from federal income taxes, including the alternative minimum tax.

Under normal market conditions, the National Municipal Bond Fund primarily invests in:

* Municipal securities with fixed, variable, or floating interest rates

* Zero coupon, tax, revenue, and bond anticipation notes

* Tax-exempt commercial paper

Important Characteristics of the National Municipal Bond Fund's Investments:

* Quality: Municipal securities rated A or above at the time of purchase by Standard & Poor's (S&P), Fitch, Moody's, or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

* Maturity: The dollar-weighted effective average maturity of the Fund generally will range from 5 to 11 years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

  *-An NRSRO is a nationally recognized statistical ratings organization like
    Standard & Poor's (S&P), Fitch, or Moody's which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Municipal securities are issued to raise money for public purposes. General obligation bonds are backed by the taxing power of a state or municipality. This means the issuing authority can raise taxes to cover the payments. Revenue bonds are backed by revenues from a specific tax, project, or facility. Principal and interest payments on some municipal securities are insured by private insurance companies. The National Municipal Bond Fund's higher portfolio turnover may result in higher expenses and taxable capital gain distributions.

The National Municipal Bond Fund may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.



Principal Risks

The National Municipal Bond Fund is subject to the following principal risks, more fully described in "Risk Factors." The National Municipal Bond Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* Economic or political events take place in a state which make the market value of that state's obligations go down

* The market value of securities acquired by the National Municipal Bond Fund declines

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* Interest rates rise

* An issuer's credit quality is downgraded

* The National Municipal Bond Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* The average life of a mortgage-related security is shortened or lengthened

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

The National Municipal Bond Fund primarily invests in municipal securities from several states, rather than from a single state. The National Municipal Bond Fund is a non-diversified fund. As a non-diversified fund, the National Municipal Bond Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the National Municipal Bond Fund more susceptible to economic, political, or credit risks. The National Municipal Bond Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.

Investment Performance

The chart and table shown below give an indication of the risks of investing in the National Municipal Bond Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year and since inception compare to the returns of two broad-based securities market indices. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the National Municipal Bond Fund. If the sales charge was reflected, returns would be less than those shown. Returns for Class B Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio.

1994     -5.01% 1
1995     17.67%
1996      4.45%
1997      8.76%
1998      6.30%

1 Inception date 2/3/94. Return is not annualized.



Past performance does not indicate future results.



During the period shown in the bar chart, the highest return for a quarter was 6.46% (quarter ending March 31, 1995) and the lowest return for a quarter was -2.28% (quarter ending December 31, 1994).

Average Annual Total Returns                                    Since
(for the Periods ended                      Past                Inception
December 31, 1998)                          One Year            (2/3/94)

Class A                                     6.30%               6.30%

Class B 1                                   5.07%               5.36%

Lehman 7 Year
Municipal Bond Index 2                      6.22%               5.72%

Lehman 10 Year
Municipal Bond Index 3                      6.76%               6.19%

1 Performance information prior to March 1, 1996, the Class B Shares inception date, reflects the performance of Class A Shares, which has not been adjusted for the expenses of Class B Shares.

2 The Lehman Brothers 7-year Municipal Bond Index is an unmanaged index comprised of investment grade muni bonds with maturities of 6-8 years, weighted according to the total market value of each bond in the Index.

3 The Lehman Brothers 10-year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8-12 years.



Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the National Municipal Bond Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*       Class A             Class B

Maximum Sales Charge
Imposed on Purchases                        5.75%               NONE
(as a percentage of offering price)

Maximum Sales Charge Imposed                NONE                NONE
on Reinvested Dividends

Deferred Sales Charge                       NONE**              5.00%***

Redemption Fees                             NONE                NONE

Exchange Fees                               NONE                NONE

  * You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

 ** Except for investments of $1 million or more. See "Investing with Victory."

*** 5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.


The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the National Municipal Bond Fund. The National Municipal Bond Fund pays these expenses from its assets.

Annual Fund Operating Expenses              Class A             Class B

Management Fees                             0.55%               0.55%

Distribution (12b-1) Fees                   0.00%               0.75%

Other Expenses 1                            0.67%               1.04%

Total Fund Operating Expenses 2             1.22%               2.34%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical  expenses of the National
  Municipal Bond Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 0.67% for Class A Shares and 1.82% for Class B Shares. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee and/or reimburse expenses so that the Fund's net operating expenses will equal 0.90% for Class A Shares and 2.14% for Class B Shares. The Adviser may terminate these waivers or reimbursements at any time.



EXAMPLE: The following Example is designed to help you compare the cost of investing in the National Municipal Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the National Municipal Bond Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the National Municipal Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year    3 Years   5 Years   10 Years

Class A                 $692      $  940    $1,207    $1,967

Class B                 $737      $1,030    $1,350    $2,256

NEW YORK TAX-FREE FUND                                    Risk/Return Summary



Investment Objective

The New York Tax-Free Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital.



Investment Policies And Strategy

The New York Tax-Free Fund pursues its investment objective by investing at least 80% of its total assets in securities that have interest income that is exempt from federal income tax, including the federal alternative minimum tax. At least 65% of the portfolio will be invested in insured municipal securities that pay interest exempt from New York State and New York City income taxes.

Under normal market conditions, the New York Tax-Free Fund primarily invests in:

* Municipal securities with fixed, variable, and floating interest rates

* Zero coupon, tax, and revenue anticipation notes

* Tax-exempt commercial paper

Important characteristics of the New York Tax-Free Fund's investments:

* Quality: Municipal securities rated A or above at the time of purchase by S&P, Fitch, Moody's, or another NRSRO, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.

* Maturity: The New York Tax-Free Fund will generally purchase securities with original final maturities of 20 to 30 years at the time of purchase. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

Insurance policies for the municipal securities held by the Fund generally are obtained either by the issuer of the security or by a third party from a private insurer. The insurance company guarantees timely payments of principal and interest. This insurance reduces risk, but these high quality bonds may yield less than uninsured bonds.

The New York Tax-Free Fund may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.



Principal Risks

The New York Tax-Free Fund is subject to the following principal risks, more fully described in "Risk Factors." The New York Tax-Free Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* Economic or political events take place in New York which make the market value of New York's obligations go down

* The market value of securities acquired by the New York Tax-Free Fund declines

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* Interest rates rise

* An issuer's credit quality is downgraded

* The New York Tax-Free Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* The average life of a mortgage-related security is shortened or lengthened

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

The New York Tax-Free Fund is a non-diversified fund. As a non-diversified fund, the New York Tax-Free Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. The New York Tax-Free Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status. The New York Tax-Free Fund is subject to additional risks because it concentrates its investments in a single geographic area. This could make the New York Tax-Free Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in New York municipal securities.

Investment Performance

The chart and table shown below give an indication of the risks of investing in the New York Tax-Free Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the New York Tax-Free Fund. If the sales charge was reflected, returns would be less than those shown. Returns for Class B Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio.

1991      9.82% 1
1992      8.26%
1993     12.34%
1994     -4.58%
1995     13.30%
1996      3.50%
1997      6.04%
1998      5.33%

1 Inception date 2/11/91. Return is not annualized.



Past performance does not indicate future results.



During the period shown in the bar chart, the highest return for a quarter was 5.19% (quarter ending March 31, 1995) and the lowest return for a quarter was -3.64% (quarter ending March 31, 1994).

Average Annual Total Returns                               Since
(for the Periods ended            Past           Past      Inception
December 31, 1998)                One Year       5 Years   (2/11/91)

Class A                           5.33%          4.56%     6.71%

Class B 1                         4.18%          3.77%     6.20%

Lehman 10 Year
Municipal Bond Index 2            6.76%          6.35%     8.02%

1 Performance information prior to March 1, 1996, the Class B Shares inception date, reflects the performance of Class A Shares, which has not been adjusted for the expenses of Class B Shares.

2 The Lehman Brothers 10-year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8-12 years.



Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the New York Tax-Free Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*            Class A        Class B

Maximum Sales Charge
Imposed on Purchases
(as a percentage of offering price)              5.75%          NONE

Maximum Sales Charge Imposed                     NONE           NONE
on Reinvested Dividends

Deferred Sales Charge                            NONE**         5.00%***

Redemption Fees                                  NONE           NONE

Exchange Fees                                    NONE           NONE

  * You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

 ** Except for investments of $1 million or more. See "Investing with Victory."

*** 5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.


The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the New York Tax-Free Fund. The New York Tax-Free Fund pays these expenses from its assets.

Annual Fund Operating Expenses                   Class A        Class B

Management Fees                                  0.55%          0.55%

Distribution (12b-1) Fees                        0.00%          0.75%

Other Expenses 1                                 0.80%          1.06%

Total Fund Operating Expenses 2                  1.35%          2.36%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical  expenses of the New York
  Tax-Free Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 0.95% for Class A Shares and 1.99% for Class B Shares. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee and/or reimburse expenses so that the Fund's net operating expenses will equal 0.95% for Class A Shares and 2.19% for Class B Shares. The Adviser may terminate these waivers and reimbursements at any time.



EXAMPLE: The following Example is designed to help you compare the cost of investing in the New York Tax-Free Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Tax-Free Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the New York Tax-Free Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 Year    3 Years   5 Years   10 Years

Class A            $705      $  978    $1,272    $2,105

Class B            $739      $1,036    $1,360    $2,318

OHIO MUNICIPAL BOND FUND                                  Risk/Return Summary



Investment Objective

The Ohio Municipal Bond Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.



Investment Policies And Strategies

The Ohio Municipal Bond Fund pursues its investment objective by investing at least 80% of its total assets in investment grade obligations. The interest on these obligations is exempt from federal income taxes, including the federal alternative minimum tax. The Ohio Municipal Bond Fund expects to invest at least 65% of its total assets in bonds that pay interest that is also exempt from Ohio state income tax.

Under normal market conditions, the Ohio Municipal Bond Fund primarily invests in:

* Municipal securities with fixed, variable, or floating interest rates

* Zero coupon, tax, revenue, and bond anticipation notes

* Tax-exempt commercial paper

Important characteristics of the Ohio Municipal Bond Fund's investments:

* Quality: Municipal securities rated A or above at the time of purchase by Standard & Poor's, Fitch Investors Service, Moody's Investors Service, Inc., or another NRSRO, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information
  (SAI).

* Maturity: The dollar-weighted effective average maturity of the Ohio Municipal Bond Fund generally will range from 5 to 15 years. Under certain market conditions, the Portfolio Manager may go outside these boundaries.

Ohio's economic activity includes the service sector, durable goods manufacturing, and agricultural industries. Manufacturing activity is concentrated in cyclical industries; therefore, the Ohio economy may be more cyclical than other states. The Ohio Municipal Bond Fund's high portfolio turnover rate may result in higher expenses and taxable capital gain distributions. The Fund may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.



Principal Risks

The Ohio Municipal Bond Fund is subject to the following principal risks, more fully described in "Risk Factors." The Ohio Municipal Bond Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* Economic or political events take place in Ohio which make the market value of Ohio obligations go down

* The market value of securities acquired by the Ohio Municipal Bond Fund declines

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* Interest rates rise

* An issuer's credit quality is downgraded

* The Ohio Municipal Bond Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* The average life of a mortgage-related security is shortened or lengthened

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

The Ohio Municipal Bond Fund is a non-diversified fund. As a non-diversified fund, the Ohio Municipal Bond Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. The Ohio Municipal Bond Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status. The Ohio Municipal Bond Fund is subject to additional risks because it concentrates its investments in a single geographic area. This could make the Ohio Municipal Bond Fund more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio municipal securities.

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Ohio Municipal Bond Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Ohio Municipal Bond Fund. If the sales charge was reflected, returns would be less than those shown.

1990      5.12% 1
1991     10.75%
1992      7.76%
1993     12.64%
1994     -4.46%
1995     17.72%
1996      4.32%
1997      7.87%
1998      6.56%

1 Inception date 5/18/90. Return is not annualized.



Past performance does not indicate future results.



During the period shown in the bar chart, the highest return for a quarter was 6.68% (quarter ending March 31, 1995) and the lowest return for a quarter was -5.07% (quarter ending March 31, 1994).

Average Annual Total Returns                                    Since
(for the Periods ended            Past           Past           Inception
December 31, 1998)                One Year       5 Years        (5/18/90)

Class A                           6.56%          6.16%          7.77%

Lehman 10 Yr.
Municipal Bond Index 1            6.76%          6.35%          8.43%

1 The Lehman Brothers 10-year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8-12 years.


Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Ohio Municipal Bond Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*                 Class A

Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                   5.75%

Maximum Sales Charge Imposed
on Reinvested Dividends                               NONE

Deferred Sales Charge                                 NONE**

Redemption Fees                                       NONE

Exchange Fees                                         NONE

 * You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory."


The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Ohio Municipal Bond Fund. The Ohio Municipal Bond Fund pays these expenses from its assets.

Annual Fund Operating Expenses                        Class A

Management Fees                                       0.60%

Distribution (12b-1) Fees                             0.00%

Other Expenses 1                                      0.53%

Total Fund Operating Expenses 2                       1.13%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Ohio
  Municipal Bond Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 0.91%. These waivers are currently in effect, but the Adviser may terminate them at any time.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Ohio Municipal Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Ohio Municipal Bond Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Ohio Municipal Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 Year    3 Years   5 Years   10 Years

Class A            $684      $913      $1,161    $1,871

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.



Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Funds. The "Other Securities and Investment Practices"
section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for each Fund. As with any mutual fund, there is no guarantee that the Funds will earn income or show a positive total return over time. Each Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well.

Each Fund is subject to the principal risks described below.


General risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that a Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.


Risks associated with investing in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

* Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest at lower interest rates. Generally, interest rate risk and reinvestment risk have offsetting effects.

* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by NRSROs such as S&P, Fitch, or Moody's.

Risks associated with investing in municipal debt securities:

* Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.


Risks associated with investing in the securities of a single state:

* Concentration and diversification risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in a Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security also could affect other securities within that particular segment of the bond market.


Risks associated with investing in mortgage-related securities:

* Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

* Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's Portfolio Manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.


Risk associated with futures and options contracts:

* Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses.



It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.



Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.



Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at the close of trading on the New York Stock Exchange, Inc. (NYSE), which is normally at 4:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day. A business day is a day on which the Federal Reserve Bank of Cleveland and the NYSE are open or any day in which enough trading has occurred in the securities held by a Fund to materially affect the NAV. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

          Total Assets-Liabilities
NAV  =  -----------------------------
        Number of Shares Outstanding

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets.



Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. A Fund will ditribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, the Funds declare and pay dividends monthly. The National Municipal Bond Fund and New York Tax-Free Fund declare and pay dividends separately for Class A and Class B Shares.

You can receive distributions in one of the following ways.


Reinvestment Option

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


Cash Option

A check will be mailed to you no later than seven days after the pay date.


Income Earned Option

Dividends can be automatically reinvested in a Fund in which you have invested and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.


Directed Dividends Option

In most cases, you can automatically reinvest distributions in the same class of shares of another fund of the Victory Group. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.


Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, dividends will be transferred within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.



Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call the Transfer Agent at 800-539-FUND.

The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Funds.



* Important Information about Taxes

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Certain dividends from a Fund will be "exempt-interest dividends," which are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

* Ordinary dividends from a Fund, if taxable, are treated as ordinary income; dividends from a Fund's long-term capital gain are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long a Fund holds certain assets.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January may be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

* Certain dividends from the Ohio Municipal Bond Fund will be exempt from certain Ohio state and local taxes.

* Certain dividends from the New York Tax-Free Fund will be exempt from certain New York state and local taxes.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

The following table provides general guidelines for potential federal income tax liability when selling or exchanging shares of a Fund (unless your investment is in a tax-deferred retirement plan like an IRA). In general, distributions are taxable as follows:

                                                 Tax Rate for
                             Tax Rate for        28% Bracket
Type of Distribution         15% Bracket         or Above

Exempt-interest              Not subject to      Not subject to
dividends                    income tax          income tax

Non exempt-interest          Ordinary            Ordinary
income dividends             income rate         income rate

Short-term capital
gains (Shares sold           Ordinary            Ordinary
up to 12 months              income rate         income rate
after purchase)

Long-term capital
gains (Shares sold
more than 12 months          10%                 20%
after purchase)

Starting January 1, 2001 sales of securities held longer than five years will be taxed at special lower rates. This five-year holding period can begin no sooner than January 1, 2001.

Investing with Victory

If you are looking for a convenient way to open an account, or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class B Shares of a Fund. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.



Choosing a Share Class

The Ohio Municipal Bond Fund offers only Class A Shares. After the reorganization described in "Additional Information -- Share Classes," the Ohio Municipal Bond Fund will offer Class G Shares in a separate prospectus. The National Municipal Bond Fund and the New York Tax-Free Fund offer two classes of shares: Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.


CLASS A

* Front-end sales charge as described on the next page. There are several ways to reduce this charge.

* Lower annual expenses than Class B shares.


CLASS B

* No front-end sales charge. All your money goes to work for you right away.

* Higher annual expenses than Class A shares.

* A deferred sales charge on shares you sell within 6 years of purchase, as described on the next page.

* Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.



All you need to do to get started is to fill out an application.



For historical expense information on Class A and B Shares, see the "Financial Highlights" at the end of this Prospectus.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.



* Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                       Sales Charge        Sales Charge
                                       as a % of           as a % of
Your Investment in the Fund            Offering Price      Your Investment

Up to $50,000                          5.75%               6.10%

$50,000 up to $100,000                 4.50%               4.71%

$100,000 up to $250,000                3.50%               3.63%

$250,000 up to $500,000                2.50%               2.56%

$500,000 up to $1,000,000              2.00%               2.04%

$1,000,000 and above*                  0.00%               0.00%

*-There is no initial sales charge on purchases of $1 million or more.
  However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.


* Sales Charge Reductions and Waivers for Class A Shares


You may qualify for reduced sales charges in the following cases:


1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.


2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.


3. You can combine Class A Shares of multiple Victory Funds, (excluding money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.


4. Waivers for certain investors:

a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

b. Investors who purchase shares for trust or other advisory accounts established with KeyCorp or its affiliates.

c. Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Associates and its affiliates, the Victory Group, or invested in a fund of the Victory Group.

d. Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.

e. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

f. Participants in tax-deferred retirement plans that meet at least one of the following requirements: more than $1 million in plan assets; or 100 eligible employees; or if all of the plan's transactions are executed through a single financial institution or service organization which has an agreement to sell the Victory Funds in connection with such accounts.

*-Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.



* Deferred Sales Charges -- Class B

Shares are offered at their NAV per share, without an initial sales charge. When you sell the shares within six years of buying them, there is a contingent deferred sales charge (CDSC). The CDSC is based on the original purchase cost of your investment or the NAV at the time of redemption, whichever is lower.

Eight years after Class B Shares are purchased, they automatically will convert to Class A Shares. Class A shareholders are not subject to the asset-based sales charge that normally would apply to Class B shares, as described in "Distribution Plan." Also see the SAI for additional details.

Years After             CDSC on Shares
Purchase                Being Sold

0-1                     5.0%

1-2                     4.0%

2-3                     3.0%

3-4                     3.0%

4-5                     2.0%

5-6                     1.0%

After 6 Years           NONE



* Sales Charge Reductions and Waivers for Class B Shares


The CDSC will be waived for the following redemptions:


1. Distributions from retirement plans if the distributions are made:

a. Under the Systematic Withdrawal Plan after age 59 1/2 for up to 12% of the account value annually; or

b. Following the death or disability of the participant or beneficial owner;


2. Redemptions from accounts other than retirement accounts following the death or disability of the shareholder;


3. Returns of excess contributions to retirement plans;


4. Distributions of less than 12% of the annual account value under a Systematic Withdrawal Plan;


5. Shares issued in a plan of reorganization sponsored by Victory, or shares redeemed involuntarily in a similar situation.



There is no CDSC on reinvested dividends. The longer the time between the purchase and sale of shares, the lower the rate of the CDSC.

FAX Number:
800-529-2244

Telecommunication Device for the Deaf (TDD):
800-970-5296



How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy Shares directly from the Funds and your investment is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern
Time), your purchase will be processed the same day using that day's share price.

Make your check payable to:
The Victory Funds



Keep the following addresses handy for purchases, exchanges, or redemptions.


Regular U.S. Mail Address

Send a completed Account Application with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527


Overnight Mail Address

Use the following address ONLY for overnight packages.

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184

PHONE: 800-539-FUND


Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA Account #9905-201-1

For Further Credit to Account #
    (insert account number, name, and confirmation number assigned by the Transfer Agent)


Telephone Number

Victory at:
800-539-FUND
(800-539-3863)

* ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.


* Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in your account statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


* Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, ($100 for IRA's) then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in Shares of a Fund.


* Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation. Generally, since the Funds pay tax-free income, they may not be appropriate investments for a retirement plan.



All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.



If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.



How to Exchange Shares

You can sell shares of one fund of the Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges.



You can exchange shares of a Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* Shares of the Fund may be exchanged at relative net asset value. This means that if you own Class A Shares of the Fund, you can only exchange them for Class A Shares of another fund and not pay a sales charge. The same rules apply to Class B Shares.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Effective April 1, 1999, each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

How to Sell Shares

If we receive and accept your request by the close of trading on the NYSE (usually 4:00 p.m. Eastern Time), your redemption will be processed the same day.


By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing House
  (ACH).

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


By Mail

Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account; or

* The redemption proceeds are being transferred to another Victory Group account with a different registration.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


By Wire

If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time, your funds will be wired on the next business day.


By ACH

Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.



There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases. You will earn dividends up to and including the date a Fund processes your redemption request.

* Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted and that each withdrawal may be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


* Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.

* A Fund may suspend your right to redeem your shares in the following circumstances:
    - During non-routine closings of the NYSE, or when trading on the NYSE is restricted;
    - When an emergency prevents the sale or valuation of the Fund's securities; or
    - When the Securities and Exchange Commission (SEC) orders a suspension to protect a Fund's shareholders.

* Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds


* About Victory

Each Fund is a member of the Victory Portfolios, a group of more than 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


* The Investment Adviser

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc.(KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 1998, KAM was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

National Municipal Bond Fund                0.00%

New York Tax-Free Fund                      0.27%

Ohio Municipal Bond Fund                    0.50%

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' administrator, pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


* Portfolio Management

Paul A. Toft is the Portfolio Manager of each of the Funds. Mr. Toft, a Senior Portfolio Manager and Managing Director of KAM, has served as the Portfolio Manager of each of the Funds since 1994. Stephen C. Dilbone will be the Co-Portfolio Manager of the Ohio Municipal Bond Fund after the reorganization of the Gradison Ohio Tax-Free Income Fund into the Victory Ohio Municipal Bond Fund, which is expected to take place on or about March 26, 1999. A Chartered Financial Analyst, he has served as Portfolio Manager of the Gradison Ohio Tax-Free Income Fund since its inception in 1992.


* Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan for each class of shares of the Funds. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.



We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

* Distribution Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Class A shares of the National Municipal Bond Fund and the New York Tax-Free Fund. The Class A Shares do not pay expenses under this plan.

Class B Shares of the National Municipal Bond Fund and the New York Tax-Free Fund each pay to the Distributor a monthly service fee at an annual rate of up to 0.75% of its average daily net assets. The service fee is paid to securities broker dealers or other financial intermediaries for providing personal services to shareholders of the Funds, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. Each Fund may enter into agreements with various shareholder servicing agents, including KeyCorp and its affiliates, and with other financial institutions that provide such services.

Because Rule 12b-1 fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPERATIONAL STRUCTURE OF THE FUND

                        Trustees                               Adviser


                      Shareholders


                 Financial Services Firms
            and their Investment Professionals

        Advise current and prospective shareholders on their Fund investments.


             Transfer Agent/Servicing Agent

           State Street Bank and Trust Company
                   225 Franklin Street
                    Boston, MA 02110

            Boston Financial Data Services
                   Two Heritage Drive
                    Quincy, MA 02171

          Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of
               dividends, and servicing of
                 shareholder accounts.


Administrator, Distributor,                  Custodian
and Fund Accountant
                                             Key Trust Company of Ohio, N.A.
BISYS Fund Services                          127 Public Square
and its affiliates                           Cleveland, OH 44114
3435 Stelzer Road
Columbus, OH 43219                           Provides for safekeeping of
                                             the Funds' investments and cash,
Markets the Funds, distributes               and settles trades made
shares through Investment                    by the Funds.
Professionals, and
calculates the value of shares.
As Administrator, handles
the day-to-day
activities of the Funds.


Sub-Administrator

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative
services.



The Funds are supervised by the Board of Trustees who monitors the services provided to investors.

Some additional information you should know about the Funds.



If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.



Additional Information


* Share Classes

The Funds currently offer only the classes of shares described in this Prospectus. After the anticipated reorganization of certain mutual funds managed by the Gradison Division of McDonald Investment Inc., an affiliate of KAM, the Ohio Municipal Bond Fund will offer Class G Shares through a separate prospectus. At some future date, the Funds may offer additional classes of shares through a separate prospectus.


* Code of Ethics

The Funds and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.


* Banking Laws

The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.


*Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper Analytical Services, Inc., and industry publications such as Morningstar, Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


* Year 2000 Issues

Like all mutual funds, the Funds could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The Funds' service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Funds. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to the Funds.


* Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any financial reports, prospectuses, and their supplements.

Other Securities and Investment Practices

The following table describes some of the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below. For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective. For more information on ratings, detailed descriptions of each of these investments, and more complete description of which Funds can invest in certain types of securities, see the SAI.


Revenue Bonds. Payable only from the proceeds of a specific revenue source, such as the users of a municipal facility.

General Obligation Bonds. Secured by the issuer's full faith, credit, and taxing power for payment of interest and principal.

When-Issued and Delayed-Delivery Securities. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.

Zero Coupon Bonds. These securities are purchased at a discount from the face value. The bond's face value is received at maturity, with no interest payments before then. These may be subject to greater risks of price fluctuation than securities that periodically pay interest.

Investment Company Securities. Shares of other mutual funds with similar investment objectives. The following limitations apply: (1) No more than 5% of a Fund's total assets may be invested in one mutual fund, (2) a Fund and its affiliates may not own more than 3% of the securities of any one mutual fund, and (3) no more than 10% of a Fund's total assets in combined mutual fund holdings.

Municipal Lease Obligations. Issued to acquire land, equipment, or facilities. They may become taxable if the lease is assigned. The lease could terminate, resulting in default.

Certificates of Participation. A certificate that states that an investor will receive a portion of the lease payments from a municipality.

Refunding Contracts. Issued to refinance an issuer's debt. A Fund buys these at a stated price and yield on a future settlement date.

Tax, Revenue, and Bond Anticipation Notes. Issued in expectation of future revenues.

Lower-Rated Municipal Securities. Municipal securities that have been down-graded to below investment grade.

U.S. Government Securities. Notes and bonds issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.


1 Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index. Each Fund may, but is not required to, use derivative instruments for any of the following reasons:
      - To hedge against adverse changes in the market value of securities
      - As a temporary substitute for purchasing or selling securities
      - In limited situations, to attempt to profit from anticipated market developments

1 Variable & Floating Rate Securities. Investment grade instruments, some of which may be derivatives or illiquid, with interest rates that reset periodically.

Asset Backed Securities. Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

1 Mortgage-Backed Securities, Tax-Exempt. Tax-exempt investments secured by a mortgage or pools of mortgages.

Collateralized Mortgage Obligations. Debt obligations that are secured by mortgage-backed certificates. Some are issued by U.S. government agencies and instrumentalities.

Resource Recovery Bonds. Issued to build waste-to-energy facilities and equipment.

Tax Preference Items. Tax-exempt obligations that pay interest which is subject to the federal "alternative minimum tax."

Industrial Development Bonds and Private Activity Bonds. Secured by lease payments made by a corporation, these bonds are issued for financing large industrial projects; i.e., building industrial parks or factories.

Tax Exempt Commercial Paper. Short-term obligations that are exempt from state and federal income tax.

1 Futures Contracts and Options. Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or a securities index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment limit. A Fund may invest in futures in an effort to hedge against market risk or as a temporary cash management purposes.

Repurchase Agreements. An agreement to sell and repurchase a security at a stated price plus interest. The seller's obligation to a Fund is secured by collateral. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory Funds into a single transaction.

1 Demand Features, or "puts." Contract for the right to sell or redeem a security at a predetermined price on or before a stated date. Usually the issuer may obtain either a stand-by or direct pay letter of credit or guarantee from banks as backup.

Taxable Obligations. Only used for temporary investments. The Funds do not intend to use.

Financial Highlights                             National Municipal Bond Fund

The Financial Highlights table is intended to help you understand the National Municipal Bond Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the National Municipal Bond Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the National Municipal Bond Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A and Class B Shares of the National Municipal Bond Fund. The financial highlights for the three fiscal years ended October 31, 1998 and the six months ended October 31, 1995 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the National Municipal Bond Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the fiscal year ended April 30, 1995 and the period from February 3, 1994 to April 30 1994, were audited by other auditors.




                                            Class A Shares

                                                            Six
                        Year        Year        Year        Months       Year
                        Ended       Ended       Ended       Ended        Ended
                        Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     Apr. 30,
                        1998        1997        1996        1995<F4>     1995<F5>

Net Asset
Value, Beginning
of Period               $ 10.51     $ 10.16     $ 10.06     $  9.59      $ 9.64

Investment Activities
  Net investment income    0.43        0.45        0.44        0.24        0.44
  Net realized and
    unrealized gains
    (losses) from
    investments            0.41        0.35        0.13        0.46       (0.05)

        Total from
          Investment
          Activities       0.84        0.80        0.57        0.70        0.39

Distributions
  Net investment income   (0.43)      (0.45)      (0.44)      (0.23)      (0.44)
    In excess of net
      investment income      --          --          --          --          --
    In excess of net
      realized gains         --          --       (0.03)         --          --

        Total
          Distributions   (0.43)      (0.45)      (0.47)      (0.23)      (0.44)

Net Asset Value,
  End of Period         $ 10.92     $ 10.51     $ 10.16     $ 10.06      $ 9.59

Total Return
  (excludes
  sales charges)           8.15%       8.10%       5.83%       7.39%<F2>   4.21%

Ratios/Supplemental
  Data:
Net Assets, End of
  Period (000)          $47,296     $47,705     $36,958     $11,964      $5,118
Ratio of expenses
  to average
  net assets               0.67%       0.36%       0.29%       0.02%<F3>   0.20%
Ratio of net
  investment income
  (loss) to average
  net assets               4.02%       4.43%       4.37%       5.11%<F3>   5.01%
Ratio of expenses
  to average net
  assets<F1>               1.22%       1.27%       1.35%       2.57%<F3>   3.95%
Ratio of net
  investment income
  to average
  net assets<F1>           3.47%       3.52%       3.31%       2.56%<F3>   1.26%
Portfolio turnover<F6>      152%        154%        143%         72%         52%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Not annualized.
<F3> Annualized.
<F4> Effective June 5, 1995, the Victory National Municipal Bond Portfolio
     became the National Municipal Bond Fund.
<F5> Effective September 26, 1994, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.
<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                                                         Undesignated
                                              Class B Shares                             Shares

                                                                Six         Sept. 26,
                            Year        Year        Year        Months      1994         Feb. 3,
                            Ended       Ended       Ended       Ended       to           1994 to
                            Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Apr. 30,     Apr. 30,
                            1998        1997        1996        1995<F5>    1995<F6>     1994<F2>

Net Asset
Value, Beginning
of Period                   $10.51      $10.16      $10.07      $ 9.59      $9.53        $10.00

Investment Activities
  Net investment income       0.31        0.33        0.35        0.20       0.28          0.08
  Net realized and
    unrealized gains
    (losses) from
    investments               0.40        0.34        0.13        0.47       0.05         (0.36)

        Total from
          Investment
          Activities          0.71        0.67        0.48        0.67       0.33         (0.28)

Distributions
  Net investment income      (0.31)      (0.32)      (0.35)      (0.19)     (0.27)        (0.08)
    In excess of net
      investment income         --          --       (0.01)         --         --            --
    In excess of net
      realized gains            --          --       (0.03)         --         --            --

        Total
          Distributions      (0.31)      (0.32)      (0.39)      (0.19)     (0.27)        (0.08)

Net Asset Value,
  End of Period             $10.91      $10.51      $10.16      $10.07      $9.59        $ 9.64

Total Return
  (excludes
  sales charges)              6.88%       6.74%       4.85%       6.99%<F3>  3.54%<F3>    (2.82)%<F3>

Ratios/Supplemental
  Data:
Net Assets, End of
  Period (000)              $2,388      $2,288      $1,808      $  456      $ 147        $  494
Ratio of expenses
  to average
  net assets                  1.81%       1.60%       1.20%       0.96%<F4> (0.05)%<F4>    0.65%<F4>
Ratio of net
  investment income
  (loss) to average
  net assets                  2.88%       3.18%       3.50%       4.15%<F4>  4.35%<F4>     3.15%<F4>
Ratio of expenses
  to average net
  assets<F1>                  2.34%       2.62%       2.17%       3.67%<F4>  2.63%<F4>    26.10%<F4>
Ratio of net
  investment income
  to average
  net assets<F1>              2.35%       2.16%       2.53%       1.44%<F4>  1.67%<F4>   (22.30)%<F4>
Portfolio turnover<F7>         152%        154%        143%         72%        52%           13%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.
<F5> Effective June 5, 1995, the Victory National Municipal Bond Portfolio
     became the National Municipal Bond Fund.
<F6> Effective September 26, 1994, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


Financial Highlights                                   New York Tax-Free Fund

The Financial Highlights table is intended to help you understand the New York Tax-Free Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the New York Tax-Free Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the New York Tax-Free Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A and Class B Shares of the New York Tax-Free Fund. The financial highlights for the four fiscal years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the period from January 1, 1994 to October 31, 1994 and the fiscal year ended December 31, 1993, were audited by other auditors.




                                                  Class A Shares

                                                                                 Jan. 1,
                             Year         Year         Year         Year         1994
                             Ended        Ended        Ended        Ended        to
                             Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
                             1998         1997         1996         1995<F4>     1994<F5>

Net Asset
  Value, Beginning
  of Period                  $ 12.68      $ 12.73      $ 12.85      $ 12.39      $ 13.54

Investment Activities
  Net investment income         0.61         0.68         0.68         0.87         0.57
  Net realized and
    unrealized gains
    (losses) from
    investments                 0.14         0.03        (0.11)        0.42        (1.15)

        Total from
          Investment
          Activities            0.75         0.71         0.57         1.29        (0.58)

Distributions
  Net investment income        (0.61)       (0.72)       (0.68)       (0.83)       (0.57)
  In excess of net
    investment income             --           --           --           --           --
  Net realized gains           (0.02)       (0.04)       (0.01)          --           --

        Total
          Distributions        (0.63)       (0.76)       (0.69)       (0.83)       (0.57)

Net Asset Value,
  End of Period              $ 12.80      $ 12.68      $ 12.73      $ 12.85      $ 12.39

Total Return
  (excludes
  sales charges)                6.12%        5.77%        4.53%       10.82%       (4.31)%<F2>

Ratios/Supplemental
  Data:
Net Assets, End of
  Period (000)               $18,073      $15,335      $13,754      $15,374      $17,840
Ratio of expenses
  to average
  net assets                    0.94%        0.94%        0.93%        1.16%        0.91%<F3>
Ratio of net
  investment income
  to average
  net assets                    4.85%        5.32%        5.25%        5.50%        5.33%<F3>
Ratio of expenses
  to average net
  assets<F1>                    1.35%        1.49%        1.58%        1.96%        1.25%<F3>
Ratio of net
  investment income
  to average
  net assets<F1>                4.44%        4.77%        4.60%       4.70%         4.99%<F3>
Portfolio turnover<F7>            38%          11%           0%         18%           18%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Not annualized.
<F3> Annualized.
<F4> Effective June 5, 1995, the Victory New York Tax-Free Portfolio became the New York Tax-Free Fund.
<F5> Effective September 26, 1994, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.
<F6> Amount is less than $1,000.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                                                                 Undesignated
                                                      Class B Shares                             Shares

                                                                                    Sept. 26,
                             Year         Year         Year         Year            1994         Year
                             Ended        Ended        Ended        Ended           to           Ended
                             Oct. 31,     Oct. 31,     Oct. 31,     October 31,     Oct. 31,     Dec 31,
                             1998         1997         1996         1995<F4>        1994<F5>     1993

Net Asset
  Value, Beginning
  of Period                  $12.69       $12.74       $12.86       $12.39          $12.62       $ 12.76

Investment Activities
  Net investment income        0.49         0.57         0.57         0.85            0.07          0.70
  Net realized and
    unrealized gains
    (losses) from
    investments                0.12         0.03        (0.10)        0.36           (0.23)         0.84

        Total from
          Investment
          Activities           0.61         0.60         0.47         1.21           (0.16)         1.54

Distributions
  Net investment income       (0.48)       (0.56)       (0.57)       (0.74)          (0.07)        (0.70)
  In excess of net
    investment income            --        (0.05)       (0.01)          --              --            --
  Net realized gains          (0.02)       (0.04)       (0.01)          --              --         (0.06)

        Total
          Distributions       (0.50)       (0.65)       (0.59)       (0.74)          (0.07)        (0.76)

Net Asset Value,
  End of Period              $12.80       $12.69       $12.74       $12.86          $12.39       $ 13.54

Total Return
  (excludes
  sales charges)              4.96%        4.88%        3.72%       10.18%          (1.25)%<F2>   12.34%

Ratios/Supplemental
  Data:
Net Assets, End of
  Period (000)               $3,437       $2,731       $2,515       $1,953            <F6>       $28,530
Ratio of expenses
  to average
  net assets                  1.99%        1.82%        1.65%        2.02%           0.52%<F3>     0.87%
Ratio of net
  investment income
  to average
  net assets                  3.81%        4.46%        4.52%        5.94%           5.94%<F3>     5.28%
Ratio of expenses
  to average net
  assets<F1>                  2.36%        2.68%        2.34%        2.25%           0.86%<F3>     0.96%
Ratio of net
  investment income
  to average
  net assets<F1>              3.44%        3.60%        3.83%        5.71%           5.60%<F3>     5.19%
Portfolio turnover<F7>          38%          11%           0%          18%             18%           12%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Not annualized.
<F3> Annualized.
<F4> Effective June 5, 1995, the Victory New York Tax-Free Portfolio became the New York Tax-Free Fund.
<F5> Effective September 26, 1994, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.
<F6> Amount is less than $1,000.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


Financial Highlights                                 Ohio Municipal Bond Fund

The Financial Highlights table is intended to help you understand the Ohio Municipal Bond Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Ohio Municipal Bond Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Ohio Municipal Bond Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Ohio Municipal Bond Fund. The financial highlights for the five fiscal years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Ohio Municipal Bond Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                            Year          Year         Year         Year         Year
                                            Ended         Ended        Ended        Ended        Ended
                                            Oct. 31,      Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
                                            1998          1997         1996         1995         1994

Net Asset Value,
  Beginning of Period                       $ 11.72       $ 11.43      $ 11.32      $ 10.33      $ 11.52

Investment Activities
  Net investment income                        0.51          0.53         0.54         0.52         0.49
  Net realized and unrealized
    gains (losses) from investments            0.42          0.29         0.11         1.00        (0.94)

        Total from Investment Activities       0.93          0.82         0.65         1.52        (0.45)

Distributions
  Net investment income                       (0.51)        (0.53)       (0.54)       (0.52)       (0.49)
  In excess of net investment income             --            --           --        (0.01)          --
  Net realized gains                          (0.10)           --           --           --        (0.25)

        Total Distributions                   (0.61)        (0.53)       (0.54)       (0.53)       (0.74)

Net Asset Value, End of Period              $ 12.04       $ 11.72      $ 11.43      $ 11.32      $ 10.33
Total Return (excludes sales charges)          8.18%         7.37%        5.87%       15.03%       (4.08)%

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $82,704       $78,043      $73,463      $60,031      $57,704
Ratio of expenses to
  average net assets                           0.91%         0.89%        0.89%        0.66%        0.51%
Ratio of net investment income
  to average net assets                        4.31%         4.60%        4.72%        4.78%        4.58%

Ratio of expenses to
  average net assets<F1>                       1.13%         0.99%        1.05%        0.94%        1.09%
Ratio of net investment income
  to average net assets<F1>                    4.09%         4.50%        4.56%        4.49%        4.01%
Portfolio turnover                               95%           74%          81%         125%          53%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469



If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.



* Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


* Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


* How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.



The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.



If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND. (800-539-3863)



(LOGO) (R)
Victory Funds

Investment Company Act File Number. 811-4852



PRINTED ON RECYCLED PAPER                                  VF-TEFI-PRO (3/99)

(LOGO)(R)

PROSPECTUS

Victory Funds

*

VALUE FUNDS

DIVERSIFIED STOCK FUND

STOCK INDEX FUND

GROWTH FUND

SPECIAL VALUE FUND

OHIO REGIONAL STOCK FUND

INTERNATIONAL GROWTH FUND

As with all mutual funds, the Securities and Exchange Commission has not approved any Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Call Victory at:

800-539-FUND (800-539-3863)

March 1, 1999

THE VICTORY PORTFOLIOS

TABLE OF CONTENTS

*

INTRODUCTION  2

RISK/RETURN SUMMARY FOR EACH OF THE FUNDS

An analysis which includes the investment objective, principal strategies, principal risks, performance and expenses of each Fund.

Value Fund  4

Diversified Stock Fund  6

Stock Index Fund  8

Growth Fund  10

Special Value Fund  12

Ohio Regional Stock Fund  14

International Growth Fund  16

Risk Factors  18

Share Price  22

Dividends, Distributions, and Taxes  22

INVESTING WITH VICTORY

*Choosing a Share Class  25

*How to Buy Shares  28

*How to Exchange Shares  30

*How to Sell Shares  31

Organization and Management of the Funds  32

Additional Information  37

Other Securities and Investment Practices  38

FINANCIAL HIGHLIGHTS

Value Fund  40

Diversified Stock Fund  41

Stock Index Fund  42

Growth Fund  43

Special Value Fund  44

Ohio Regional Stock Fund  45

International Growth Fund  46

KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGIES

The goals and the strategies that a Fund plans to use to pursue its investment objective.

RISK FACTORS

The risks you may assume as an investor in a Fund.

PERFORMANCE

A summary of the historical performance of a Fund in comparison to an unmanaged index.

EXPENSES

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the principal amount invested.

This Prospectus explains the objectives, policies, risks, performance, strategies, and expenses of the Shares of the seven following Victory Funds (the Funds).

Investment Objective and Strategy

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Objective

The Value Fund seeks to provide long-term growth of capital and dividend income.

The Diversified Stock Fund seeks to provide long-term growth of capital.

The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index.1

The Growth Fund seeks to provide long-term growth of capital.

The Special Value Fund seeks to provide long-term growth of capital and dividend income.

The Ohio Regional Stock Fund seeks to provide capital appreciation.

The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk.

1 "Standard & Poor's 500" is a registered service mark of Standard and Poor's, which does not sponsor and is in no way affiliated with the Stock Index Fund.

Strategy

Each Fund pursues its investment objectives by investing primarily in equity securities. However, each Fund has unique investment strategies and its own risk/reward profile. Please review "Risk/Return Summary" and "Other Securities and Investment Practices" for an overview of each Fund.

Risk Factors

The following risk factors distinguish these Funds from each other and other funds with different investment policies and strategies. Certain Funds also may share many of the same risk factors.

* Each Fund invests primarily in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions.

* The Growth Fund and International Growth Fund invest primarily in equity securities of companies that do not pay out a significant portion of their earnings as dividends. Therefore, these Funds will not pay significant dividend income.

* The International Growth Fund invests primarily in foreign equity securities. An investment in a fund holding foreign securities may be subject to more economic, currency, or political risks than an investment in a domestic equity fund.

* The Ohio Regional Stock Fund invests primarily in the securities of companies whose headquarters are located in the State of Ohio. An investment in a state specific fund can involve additional economic or political risks specific to the state.

* The Special Value Fund invests primarily in securities of small and mid-capitalization companies. Smaller, less seasoned companies may be subject to greater business risks than larger, established companies.

     There are other potential risks discussed in each "Risk/Return Summary" and in "Risk Factors."

Who May Want to Invest in the Funds

Please read this Prospectus before investing in the Funds and keep it for future reference.

* Investors who want a diversified portfolio

* Investors willing to accept the risk of price and dividend fluctuations

* Investors willing to accept higher short-term risk along with higher potential long-term returns

* Long-term investors with a particular goal, like saving for retirement or a child's education

Fees and Expenses

The Value Fund, Stock Index Fund and Growth Fund offer only Class A Shares. The Diversified Stock Fund, Special Value Fund, Ohio Regional Stock Fund and International Growth Fund offer both Class A and Class B Shares. See "Choosing a Share Class."

     On or about March 5, 1999, shareholders of Gradison Growth & Income Fund and Gradison International Fund will be asked to approve the reorganization of their funds into Class G Shares of the Diversified Stock Fund and International Growth Fund, respectively. After the anticipated reorganization is completed, the Victory Diversified Stock Fund and Victory International Growth Fund will offer Class G shares, which will be described in a separate prospectus. Fees and expenses associated with Class G Shares will be discussed in that prospectus.Class G Shares will be available only through certain broker-dealers.

     If you purchase Class A Shares of a Fund, you may pay a sales charge of up to 5.75% of the offering price, depending on the amount you invest. If you purchase Class B Shares of a Fund, you will not pay an initial sales charge; however, you may pay a deferred sales charge if you sell your shares within six years of purchase, and you will pay additional distribution expenses. In either case, you also will incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Choosing a Share Class."

The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks and expenses to determine which Fund will suit your risk tolerance and investment needs. You also should review "Other Securities and Investment Practices" for additional information about the individual securities in which the Funds can invest.

VALUE FUND                                                Risk/Return Summary

Investment Objective

The Value Fund seeks to provide long-term growth of capital and dividend income.

Principal Investment Strategies

The Value Fund pursues its investment objective by investing primarily in a diversified group of equity securities with an emphasis on companies with above average total return potential. The securities in the Value Fund usually are listed on a national exchange.

     KAM seeks equity securities of under-valued companies that are inexpensive relative to historical measurements, such as price to earnings.

     Under normal market conditions, the Value Fund:

* Will invest at least 80% of its total assets in equity securities and securities convertible or exchangeable into common stock

* May invest up to 20% of its total assets in:

  * Investment-grade corporate debt securities

  * Short-term debt obligations

  * U.S. Government obligations

     The Value Fund may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Value Fund is subject to the following principal risks, more fully described in "Risk Factors." The Value Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Value Fund declines

  * Value stocks fall out of favor relative to growth stocks and other types of stocks

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* A company's earnings do not increase as expected

* Interest rates rise

* An issuer's credit quality is downgraded

* The Value Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

     By itself, the Value Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

VALUE FUND                                                Risk/Return Summary

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Value Fund. If the sales charge was reflected, returns would be less than those shown.

1993      1.12%1
1994      0.26%
1995     33.73%
1996     22.40%
1997     27.51%
1998     26.33%

1 Inception date 12/3/93. Return is not annualized.

*Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 18.21% (quarter ending December 31, 1998) and the lowest return for a quarter was -7.37% (quarter ending September 30, 1998).

Average Annual Total Returns                                   Since
(for the Periods ended              Past            Past       Inception
December 31, 1998)                  One Year        5 Years    (12/3/93)

Class A                             26.33%          21.46%     21.37%
S&P 500 Index1                      28.58%          24.06%     19.11%

1 The Standard & Poor's 500 Stock Index (S&P 500) is broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Value Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*                  Class A
Maximum Sales Charge Imposed on Purchases              5.75%
(as a percentage of offering price)
Maximum Sales Charge Imposed
on Reinvested Dividends                                NONE
Deferred Sales Charge                                  NONE**
Redemption Fees                                        NONE
Exchange Fees                                          NONE

* You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory -- Calculation of Sales Charges -- Class A."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Value Fund. The Value Fund pays these expenses from its assets.

Annual Fund Operating Expenses     Class A
Management Fees                    1.00%
Distribution (12b-1) Fees          0.00%
Other Expenses1                    0.46%
Total Fund Operating Expenses2     1.46%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Value Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 1.34%. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee and/or reimburse expenses so that the Fund's net operating expenses will equal 1.40%. The Adviser may terminate this waiver at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Value Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Value Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year   3 Years  5 Years  10 Years

Class A         $715     $1,010   $1,327   $2,221

DIVERSIFIED STOCK FUND                                  Risk/Return Summary

Investment Objective

The Diversified Stock Fund seeks to provide long-term growth of capital.

Principal Investment Strategies

The Diversified Stock Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

     The Adviser seeks to invest in both growth and value securities. In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

    Under normal market conditions, the Diversified Stock Fund:

* Will invest at least 80% of its total assets in equity securities of large, established companies and securities convertible or exchangeable into common stock, including:

  * Growth stocks, which are stocks of companies that the Adviser believes will experience earnings growth; and

  * Value stocks, which are stocks that the Adviser believes are intrinsically worth more than their market value.

* May invest up to 20% of its total assets in:

  * Preferred stocks

  * Investment grade corporate debt securities

  * Short-term debt obligations

  * U.S. Government obligations

     The Diversified Stock Fund may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Diversified Stock Fund is subject to the following principal risks, more fully described in "Risk Factors." The Diversified Stock Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Diversified Stock Fund declines

  * Growth stocks fall out of favor because the companies' earnings growth does not meet expectations

  * Value stocks fall out of favor relative to growth stocks and other types of stocks

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* A company's earnings do not increase as expected

* Interest rates rise

* An issuer's credit quality is downgraded

* The Diversified Stock Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

     By itself, the Diversified Stock Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

DIVERSIFIED STOCK FUND                                    Risk/Return Summary

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Diversified Stock Fund. If the sales charge was reflected, returns would be less than those shown. Returns for Class B Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio.

1989      3.81%1
1990      0.57%
1991     23.98%
1992      9.43%
1993      9.97%
1994      3.96%
1995     35.37%
1996     24.72%
1997     28.28%
1998     23.15%

1 Inception date 10/20/89. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 17.60% (quarter ending December 31, 1998) and the lowest return for a quarter was -12.43% (quarter ending September 30, 1990).

Average Annual Total Returns                           Since
(for the Periods ended            Past       Past      Inception
December 31, 1998)                One Year   5 Years   (10/20/89)

Class A                           23.15%     22.62%    17.24%
Class B1                          21.84%     21.95%    16.90%
S&P 500 Index2                    28.58%     24.06%    17.63%

1 Performance information prior to March 1, 1996, the Class B Shares' inception date, reflects the performance of Class A Shares, which has not been adjusted for the expenses of Class B Shares.

2 The Standard &~Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

Fund Expenses

Shareholder Transaction Expenses
(paid directly from your investment)*                Class A     Class B

Maximum Sales Charge Imposed on                      5.75%       NONE
Purchases (as a percentage of offering price)
Maximum Sales Charge Imposed
on Reinvested Dividends                              NONE        NONE
Deferred Sales Charge                                NONE**      5.00%***
Redemption Fees                                      NONE        NONE
Exchange Fees                                        NONE        NONE

* You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

 ** Except for investments of $1 million or more. See "Investing with Victory
    -- Calculation of Sales Charges -- Class A."

*** 5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Diversified Stock Fund. The Diversified Stock Fund pays these expenses from its assets.

Annual Fund Operating Expenses       Class A     Class B

Management Fees                      0.65%       0.65%
Distribution (12b-1) Fees            0.00%       0.75%
Other Expenses1                      0.48%       0.78%
Total Fund Operating Expenses2       1.13%       2.18%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived a portion of its fee and/or reimbursed expenses so that the Fund's net operating expenses equaled 1.02% for Class A Shares and 2.08% for Class B Shares. For the fiscal year ending October 31, 1999, the Adviser may waive fees and/or reimburse expenses, as allowed by law, so that the Fund's net operating expenses will equal 1.05% for Class A Shares and 2.10% for Class B Shares. The Adviser may terminate the Class A waivers/reimbursements at any time so long as certain waivers applicable to another class of shares apply equally to all classes of shares.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Diversified Stock Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Diversified Stock Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Diversified Stock Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year   3 Years  5 Years  10 Years

         Class A  $684     $913     $1,161   $1,871
         Class B  $721     $982     $1,269   $2,114

STOCK INDEX FUND                                           Risk/Return Summary

Investment Objective

The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index (S&P 500 Index).

Principal Investment Strategies

The Stock Index Fund pursues its investment objective by attempting to duplicate the capital performance and dividend income of the S&P 500 Index. The Stock Index Fund primarily invests in many of the equity securities that are in the S&P 500 Index, including American Depositary Receipts (ADRs), and secondarily in related futures and options contracts.

     The S&P 500 Index is comprised of 500 common stocks. To minimize small positions and transactions expenses, the Stock Index Fund need not invest in every stock included in the S&P 500 Index. The Stock Index Fund may purchase stocks that are not included in the S&P 500 Index if the Adviser believes that these investments will reduce "tracking error" (the difference between the Stock Index Fund's investment results, before expenses, and that of the S&P 500 Index).

     The Stock Index Fund is not managed in the traditional sense using economic, financial, and market analysis. Therefore, the Stock Index Fund will not necessarily sell a stock that is underperforming. Brokerage costs, fees, operating expenses, and tracking errors may cause the Stock Index Fund's total return to be lower than that of the S&P 500 Index.

     The Stock Index Fund may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Stock Index Fund is subject to the following principal risks, more fully described in "Risk Factors." The Stock Index Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Stock Index Fund declines

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* A company's earnings do not increase as expected

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

     In addition, the Stock Index Fund may purchase, retain, and sell securities when such transactions would not be consistent with traditional investment criteria. The Stock Index Fund generally will remain fully invested in common stocks even when stock prices generally are falling. Accordingly, an investor is exposed to a greater risk of loss (or conversely, a greater prospect of gain) from fluctuations in the value of such securities than would be the case if the Stock Index Fund was not fully invested, regardless of market conditions.

     By itself, the Stock Index Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather sudden and sometimes substantial changes in the value of their investment.

STOCK INDEX FUND                                             Risk/Return Summary

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Stock Index Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Stock Index Fund's average annual returns for one year, five years and since inception compared to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Stock Index Fund. If the sales charge was reflected, returns would be less than those shown.

1993    0.52%1
1994    0.92%
1995   36.47%
1996   22.18%
1997   32.40%
1998   27.70%

1 Inception date 12/3/93. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 21.11% (quarter ending December 31, 1998) and the lowest return for a quarter was -10.01% (quarter ending September 30, 1998).

Average Annual Total Returns                                   Since
(for the Periods ended                   Past        Past      Inception
December 31, 1998)                       One Year    5 Years   (12/3/93)

Class A                                  27.70%      23.26%    23.00%
S&P 500 Index1                           28.58%      24.06%    23.75%

1 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Stock Index Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*          Class A

Maximum Sales Charge Imposed on Purchases      5.75%
(as a percentage of offering price)
Maximum Sales Charge Imposed
on Reinvested Dividends                        NONE
Deferred Sales Charge                          NONE**
Redemption Fees                                NONE
Exchange Fees                                  NONE

 * You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory
   -- Calculation of Sales Charges -- Class A."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Stock Index Fund. The Stock Index Fund pays these expenses from its assets.

Annual Fund Operating Expenses       Class A

Management Fees                      0.60%
Distribution (12b-1) Fees            0.00%
Other Expenses                       0.24%
Total Fund Operating Expenses1       0.84%

1The expenses shown are estimated based on historical expenses of the Stock Index Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 0.57%. This waiver is currently in effect, but the Adviser may terminate it at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Stock Index Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Stock Index Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Stock Index Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year 3 Years 5 Years 10 Years

Class A              $656   $828    $1,014  $1,553

GROWTH FUND                                                Risk/Return Summary

Investment Objective

The Growth Fund seeks to provide long-term growth of capital.

Principal Investment Strategies

The Growth Fund pursues its investment objective by investing primarily in equity securities of companies with superior prospects for long-term earnings growth and price appreciation. The issuers usually are listed on a nationally recognized exchange.

     In making investment decisions, the Adviser will look for above average growth rates, high return on equity, issuers that reinvest their earnings in their business, and strong balance sheets.

     Under normal market conditions, the Growth Fund:

* Will invest at least 80% of its total assets in common stocks and securities convertible into common stocks

* May invest up to 20% of its total assets in:

  * Preferred stocks

  * Investment-grade corporate debt securities

  * Short-term debt obligations

  * U.S. Government obligations

     The Growth Fund may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Growth Fund is subject to the following principal risks, more fully described in "Risk Factors." The Growth Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Growth Fund declines

  * Growth stocks fall out of favor because the companies' earnings growth does not meet expectations

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* A company's earnings do not increase as expected

* Interest rates rise

* An issuer's credit quality is downgraded

* The Growth Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

     By itself, the Growth Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.

GROWTH FUND                                               Risk/Return Summary

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Growth Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Growth Fund's average annual returns for one year, five years and since inception compared to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Growth Fund. If the sales charge was reflected, returns would be less than those shown.

1993      0.36%1
1994     -0.50%
1995     31.47%
1996     24.95%
1997     31.35%
1998     37.18%

1 Inception date 12/3/93. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 22.81% (quarter ending December 31, 1998) and the lowest return for a quarter was -6.70% (quarter ending September 30, 1998).

Average Annual Total Returns                                  Since
(for the Periods ended               Past         Past        Inception
December 31, 1998)                   One Year     5 Years     (12/3/93)

Class A                              37.18%       24.11%      23.80%
S&P 500 Index1                       28.58%       24.12%      23.75%

1 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Growth Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*       Class A

Maximum Sales Charge Imposed on Purchases   5.75%
(as a percentage of offering price)
Maximum Sales Charge Imposed
on Reinvested Dividends                     NONE
Deferred Sales Charge                       NONE**
Redemption Fees                             NONE
Exchange Fees                               NONE

 * You may be charged additional fees if you buy, exchange, or redeem shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory -- Calculation of Sales Charges -- Class A."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Growth Fund. The Growth Fund pays these expenses from its assets.

Annual Fund Operating Expenses               Class A

Management Fees                              1.00%
Distribution (12b-1) Fees                    0.00%
Other Expenses1                              0.49%
Total Fund Operating Expenses2               1.49%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Growth
  Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 1.35%. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee and/or reimburse expenses so that the Fund's net operating expenses will equal 1.40%. The Adviser may terminate this waiver at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Growth Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Growth Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year      3 Years    5 Years   10 Years

Class A  $718        $1,019     $1,341    $2,252

SPECIAL VALUE FUND                                        Risk/Return Summary

Investment Objective

The Special Value Fund seeks to provide long-term growth of capital and dividend income.

Principal Investment Strategies

The Special Value Fund pursues its investment objective by investing primarily in equity securities of small- and medium-sized companies listed on a national exchange. Small-sized companies are defined as those having market capitalization of less than $1 billion at the time of purchase, and medium-sized companies are defined as those having a market capitalization of between $1 billion and $5 billion at the time of purchase.

     The Adviser looks for companies with above average total return potential whose equity securities are under-valued and considered statistically cheap.

     Under normal market conditions the Special Value Fund:

* Will invest at least 80% of its total assets in:

  * Common stocks

  * Securities convertible into common stock of small- and medium-sized companies

* May invest up to 20% of its total assets in:

  * Investment-grade debt securities

  * Preferred stocks

     The Special Value Fund may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Special Value Fund is subject to the following principal risks, more fully described in "Risk Factors." The Special Value Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Special Value Fund declines

  * Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions

  * Value stocks fall out of favor relative to growth stocks and other types of stocks

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* A company's earnings do not increase as expected

* Interest rates rise

* An issuer's credit quality is downgraded

* The Special Value Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

     By itself, the Special Value Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

SPECIAL VALUE FUND                                         Risk/Return Summary

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Special Value Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Special Value Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Special Value Fund. If the sales charge was reflected, returns would be less than those shown. Returns for Class B Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio.

1993      2.97%1
1994      1.27%
1995     26.80%
1996     19.22%
1997     27.79%
1998     -9.08%

1 Inception date 12/3/93. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 14.13% (quarter ending December 31, 1998) and the lowest return for a quarter was -20.87% (quarter ending September 30, 1998).

Average Annual Total Returns                                       Since

(for the Periods ended                   Past         Past         Inception
December 31, 1998)                       One Year     5 Years      (12/3/93)

Class A                                  -9.08%       12.21%       12.66%
Class B1                                -10.20%       11.44%       11.90%
S&P 400 Mid-Cap2                         19.11%       18.84%       17.21%

1 Performance information prior to March 1, 1996, the Class B Shares' inception date, reflects the performance of Class A~Shares, which has not been adjusted for the expenses of Class B Shares.

2 The Standard & Poor's 400 Mid-Cap Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-sized companies.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Special Value Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*           Class A            Class B

Maximum Sales Charge Imposed on                 5.75%              NONE
Purchases (as a percentage of offering price)
Maximum Sales Charge Imposed
on Reinvested Dividends                         NONE               NONE
Deferred Sales Charge                           NONE**             5.00%***
Redemption Fees                                 NONE               NONE
Exchange Fees                                   NONE               NONE

  * You may be charged additional fees if you buy, exchange, or redeem shares through a broker or agent.

 ** Except for investments of $1 million or more. See "Investing with Victory -- Calculation of Sales Charges -- Class A."

*** 5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Special Value Fund. The Special Value Fund pays these expenses from its assets.

Annual Fund Operating Expenses              Class A            Class B

Management Fees                             1.00%              1.00%
Distribution (12b-1) Fees                   0.00%              0.75%
Other Expenses1                             0.51%              1.27%
Total Fund Operating Expenses2              1.51%              3.02%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Special Value Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 1.40% for Class A Shares and 2.65% for Class B Shares. This waiver is currently in effect, but the Adviser may terminate it at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Special Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Special Value Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Special Value Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 Year   3 Years   5 Years   10 Years

Class A      $720     $1,025    $1,351    $2,273
Class B      $805     $933      $1,687    $2,801

OHIO REGIONAL STOCK FUND                                 Risk/Return Summary

Investment Objective

The Ohio Regional Stock Fund seeks to provide capital appreciation.

Principal Investment Strategies

The Ohio Regional Stock Fund pursues its investment objective by investing at least 80% of the Fund's total assets in equity securities issued by companies headquartered in the State of Ohio.

     In making investment decisions, the Adviser analyzes cash flow, book value, dividend growth potential, quality of management, earnings, and capitalization. The Ohio Regional Stock Fund looks at any information that reflects the potential for future earnings growth. The Ohio Regional Stock Fund invests in nationally recognized companies and lesser-known companies that may have smaller capitalization, but also the potential for growth.

     Under normal market conditions, the Ohio Regional Stock Fund:

* Will invest at least 80% of its total assets in common stocks

* May invest up to 20% of its total assets in:

  * Short-term debt obligations

  * Investment-grade corporate debt securities

  * U.S. Government obligations

* May invest up to 5% of its total assets in securities convertible or exchangeable into common stocks

     The Ohio Regional Stock Fund may, but is not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Ohio Regional Stock Fund is subject to the following principal risks, more fully described in "Risk Factors." The Ohio Regional Stock Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Ohio Regional Stock Fund declines

  * Growth stocks fall out of favor because the companies' earnings growth does not meet expectations

  * Value stocks fall out of favor relative to growth stocks and other types of stocks

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* A company's earnings do not increase as expected

* Interest rates rise

* An issuer's credit quality is downgraded

* The Ohio Regional Stock Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

     Since the Ohio Regional Stock Fund concentrates its investments in the State of Ohio, its assets may be at greater risk because of economic, political, or regulatory risks associated with the state. The Ohio Regional Stock Fund is subject to additional risks because it concentrates its investments in a single geographic area.

     By itself, the Ohio Regional Stock Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

OHIO REGIONAL STOCK FUND                                  Risk/Return Summary
Investment Performance
The chart and table shown below give an indication of the risks of investing in the Ohio Regional Stock Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Ohio Regional Stock Fund's average annual returns for one year, five years and since inception compare to the returns of two broad-based securities market indices. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Ohio Regional Stock Fund. If the sales charge was reflected, returns would be less than those shown. Returns for Class B Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio.

1989     -2.17%1
1990     -18.5%
1991     58.65%
1992     10.88%
1994      0.05%
1995     26.43%
1996     20.85%
1997     29.66%
1998     -1.76%

1 Inception date 10/20/89. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 26.20% (quarter ending March 31, 1991) and the lowest return for a quarter was -25.47% (quarter ending September 30, 1990).

Average Annual Total Returns                                      Since
(for the Periods ended               Past          Past           Inception
December 31, 1998)                   One Year      5 Years        (10/20/89)

Class A                              -1.76%        14.26%         13.42%
Class B1                             -2.99%        13.44%         12.98%
S&P 500 Index2                       28.58%        24.06%         17.63%
S&P 400 Mid-Cap3                     19.11%        18.84%         17.26%

1 Performance information prior to March 1, 1996, the Class B Shares' inception date, reflects the performance of Class A Shares, which has not been adjusted for the expenses of Class B Shares.

2 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

3 The Standard & Poor's 400 Mid-Cap Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-sized companies

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Ohio Regional Stock Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*          Class A            Class B

Maximum Sales Charge Imposed on                5.75%              NONE
Purchases (as a percentage of offering price)
Maximum Sales Charge Imposed
on Reinvested Dividends                        NONE               NONE
Deferred Sales Charge                          NONE**             5.00%***
Redemption Fees                                NONE               NONE
Exchange Fees                                  NONE               NONE

  * You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

 ** Except for investments of $1 million or more. See "Investing with Victory -- Calculation of Sales Charges -- Class A."

*** 5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Ohio Regional Stock Fund. The Ohio Regional Stock Fund pays these expenses from its assets.

Annual Fund Operating Expenses                Class A              Class B

Management Fees                               0.75%                0.75%
Distribution (12b-1) Fees                     0.00%                0.75%
Other Expenses1                               0.62%                2.09%
Total Fund Operating Expenses2                1.37%                3.59%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Ohio
  Regional Stock Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 1.26% for Class A Shares and 2.52% for Class B Shares. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee and/or reimburse expenses so that the Fund's net operating expenses will equal 1.26% for Class A~Shares and 2.51% for Class B Shares. The Adviser may terminate this waiver at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Ohio Regional Stock Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Ohio Regional Stock Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Ohio Regional Stock Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year    3 Years   5 Years    10 Years

Class A  $706      $984      $1,282     $2,127
Class B  $862      $1,400    $1,959     $3,103

INTERNATIONAL GROWTH FUND                                Risk/Return Summary

Investment Objective

The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk.

Principal Investment Strategies

The International Growth Fund pursues its objective by investing primarily in equity securities of foreign corporations, most of which are denominated in foreign currencies.

     The International Growth Fund will invest most of its assets in securities of companies traded on exchanges outside of the U.S., including developed and emerging countries. In making investment decisions, KAM and Indocam International Investment Services, S.A., the International Growth Fund's sub-adviser, may analyze the economies of foreign countries and the growth potential for individual sectors and securities.

     Under normal market conditions, the International Growth Fund:

* Will invest at least 65% of its total assets in:

  * Securities (including "sponsored" and "unsponsored" ADRs) of companies that derive more than 50% of their gross revenues from, or have more than 50% of their assets, outside the United States

  * Securities for which the principal trading markets are located in at least three different countries (excluding the United States)

* May invest up to 20% of its total assets in securities of companies located in emerging countries

* May invest up to 35% of its total assets in cash equivalents and fixed income securities, including U.S. Government obligations.

         The International Growth Fund may, but is not required to, use derivative contracts. Please refer to the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus

Principal Risks

The International Growth Fund is subject to the following principal risks, more fully described in "Risk Factors." The International Growth Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities

* The prices of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established

* The market value of securities acquired by the International Growth Fund may decline

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* Interest rates rise

* An issuer's credit quality is downgraded

* The International Growth Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* The average life of a mortgage-related security is shortened or lengthened

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

     The International Growth Fund may be appropriate for investors who are comfortable with assuming the added risks associated with stocks that do not pay out significant portions of their earnings as dividends. The International Growth Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies. By itself, the International Growth Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.

INTERNATIONAL GROWTH FUND                                 Risk/Return Summary
Investment Performance
The chart and table shown below give an indication of the risks of investing in the International Growth Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Fund's average annual returns for one year, five years and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the International Growth Fund. If the sales charge was reflected, returns would be less than those shown. During the periods shown below, the Adviser waived its fee and reimbursed certain expenses to reduce the Fund's operating expenses. If not for this waiver and reimbursement, the performance shown below for the Fund would have been significantly lower. Returns for Class B Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio.

1990      -6.56%1
1991       9.75%
1992      -6.41%
1993      35.91%
1994       2.72%
1995       7.71%
1996       6.29%
1997       2.33%
1998      17.48%

1 Inception date 5/18/90. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 19.78% (quarter ending December 31, 1998) and the lowest return for a quarter was -15.23% (quarter ending September 30, 1998).

Average Annual Total Returns                               Since
(for the Periods ended               Past      Past        Inception
December 31, 1998)                   One Year  5 Years     (5/18/90)

Class A                              17.48%    7.17%       7.36%
Class B1                             16.09%    6.43%       7.80%
Morgan Stanley
All-Country                          14.46%    7.80%       6.25%
World Free XUSA2

1 Performance information prior to March 1, 1996, the Class B Shares' inception date, reflects the performance of Class A~Shares, which has not been adjusted for the expenses of Class B Shares.

2 MSWI Free XUSA Index is a widely recognized unmanaged index of common stock prices with country weightings of international companies.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the International Growth Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*           Class A         Class B

Maximum Sales Charge Imposed on                 5.75%           NONE
Purchases (as a percentage of offering price)
Maximum Sales Charge Imposed
on Reinvested Dividends                         NONE            NONE
Deferred Sales Charge                           NONE**          5.00%***
Redemption Fees                                 NONE            NONE
Exchange Fees                                   NONE            NONE

  * You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

 ** Except for investments of $1 million or more. See "Investing with Victory -- Calculation of Sales Charges -- Class A."

*** 5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the International Growth Fund. The International Growth Fund pays these expenses from its assets.

Annual Fund Operating Expenses             Class A            Class B
Management Fees                            1.10%              1.10%
Distribution (12b-1) Fees                  0.00%              0.75%
Other Expenses1                            0.72%              4.59%
Total Fund Operating Expenses2             1.82%              6.44%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the International Growth Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived a portion of its fees so that the Fund's net operating expenses equaled 1.71% for Class A Shares and 2.98% for Class B Shares. For the fiscal year ending October 31, 1999, the Adviser may waive fees and/or reimburse expenses, as allowed by law, so that the Fund's net operating expenses will equal 1.75% for Class A~Shares and 2.99% for Class B Shares. The Adviser may terminate the Class A or B waivers/reimbursements at any time so long as certain waivers applicable to another class of shares apply equally to all classes of shares.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the International Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the International Growth Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Growth Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year   3 Years    5 Years    10 Years

Class A          $749     $1,115     $1,504     $2,589
Class B          $1,139   $2,191     $3,206     $4,769

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

An investment in the Fund is not a complete investment program.

This Prospectus describes the principal risks that you may assume as an investor in the Funds. The "Other Securities and Investment Practices"
section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for each Fund. As with any mutual fund, there is no guarantee that the Funds will earn income or show a positive total return over time. Each Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well.

     This table summarizes the principal risks, described in the following pages, to which the Funds are subject.

                                                                       Ohio
                                Diversified  Stock           Special   Regional    International
                        Value   Stock        Index   Growth  Value     Stock       Growth
                        Fund    Fund         Fund    Fund    Fund      Fund        Fund
Market risk, and        X       X            X       X       X         X           X
manager risk

Equity risk             X       X            X       X       X         X           X

Interest rate risk,
inflation risk,
reinvestment risk,      X       X                    X       X         X           X
and credit
(or default) risk

Currency risk and/or
foreign issuer risk                                                                X

Concentration risk                                                     X

Prepayment risk,
extension risk                                                                     X

Correlation risk        X       X            X       X       X         X           X

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

General risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that a Fund's Portfolio Manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the Portfolio Manager may fail to execute a Fund's investment strategy effectively and, thus, fail to achieve its objective.

Risks associated with investing in equity securities:

* Equity Risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investing in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

* Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest at lower interest rates. Generally, interest rate risk and reinvestment risk have offsetting effects.

* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by nationally recognized statistical rating organizations such as Standard & Poor's (S&P), Fitch, or Moody's Investor Services, Inc. (Moody's).

Risks associated with investing in foreign securities:

* Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. On January 1, 1999 participating nations in the European Economic and Monetary Union introduced a single currency, the euro. This action may present unique uncertainties for securities denominated in currencies that will become components of the euro. Political and economic risks, along with other factors, such as the introduction of the euro, could adversely affect the value of International Growth Fund's securities.

* Foreign issuer risk. Compared to U.S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Risks associated with investing in the securities of a single state:

* Concentration risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in a Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security could also affect other securities within that particular segment of the bond market.

Risks associated with investing in mortgage-related securities:

* Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

* Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the weighted average maturity of a security may be extended past what a Fund's Portfolio Manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risk associated with futures and options contracts:

* Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at the close of trading on the New York Stock Exchange Inc.
(NYSE), which is normally at 4:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day. A business day is a day on which the Federal Reserve Bank of Cleveland and the NYSE are open or any day in which enough trading has occurred in the securities held by a Fund to materially affect the NAV. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

     A Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

     The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

            Total Assets-Liabilities
     NAV =
            Number of Shares Outstanding

     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets.

Dividends, Distributions, and Taxes

Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, each Fund described in this Prospectus declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways.

Reinvestment Option

  You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically

Cash Option

  A check will be mailed to you no later than seven days after the dividend payment date.

Income Earned Option

  You can automatically reinvest your dividends in your Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Dividends Option

  In most cases, you can automatically reinvest distributions in shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

Directed Bank Account Option

  In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

* Important Information about Taxes

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Ordinary dividends from a Fund are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long a Fund holds certain assets.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from a Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from a Fund.

* An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from each Fund every January showing the amounts and tax status of distributions made to you.

* Under certain circumstances, the International Growth Fund may be in a position to (in which case it would) "pass through" to you the right to a credit or deduction for income or other tax credits earned from foreign investments.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

     The following table provides general guidelines for potential federal income tax liability when selling or exchanging shares of a Fund (unless your investment is in a tax-deferred retirement plan like an IRA). In general, distributions are taxable as follows:


                                         Tax Rate for
                          Tax Rate for   28% Bracket
Type of Distribution      15% Bracket    or Above

Income dividends          Ordinary       Ordinary
                          income rate    income rate

 Short-term capital
gains (Shares sold        Ordinary       Ordinary
up to 12 months           income rate    income rate
after purchase)

Long-term capital
gains (Shares sold
more than 12 months       10%            20%
after purchase)

     Starting January 1, 2001 sales of securities held longer than five years will be taxed at special lower rates. This five-year holding period can begin no sooner than January 1, 2001.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to access information on your account, how to open an account, and how to buy, exchange and sell shares of a Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Choosing a Share Class

For historical expense information on Class A and B shares, see the "Financial Highlights" at the end of this Prospectus.

Some of the Funds described in this Prospectus offer only Class A Shares, while others offer both Class A and B shares of the Funds. After the reorganization described in "Additional Information -- Share Classes," the Diversified Stock Fund and the International Growth Fund will offer Class G Shares in a separate prospectus. Class G Shares will be available only through certain broker-dealers. The following chart shows which Funds offer one or both classes of shares:

Only Class A Shares                           Both Class A and Class B Shares

Value Fund                                    Diversified Stock Fund
Stock Index Fund                              Special Value Fund
Growth Fund                                   Ohio Regional Stock Fund
                                              International Growth Fund

Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

CLASS A

* Front-end sales charge, as described on the next page. There are several ways to reduce this charge.

* Lower annual expenses than Class B shares.

CLASS B

* No front-end sales charge. All your money goes to work for you right away.

* Higher annual expenses than Class A shares.

* A deferred sales charge on shares you sell within 6 years of purchase, as described on the next page.

* Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.

* Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                    Sales Charge     Sales Charge
                                    as a % of        as a % of
Your Investment in the Fund         Offering Price   Your Investment

Up to $50,000                       5.75%            6.10%
$50,000 up to $100,000              4.50%            4.71%
$100,000 up to $250,000             3.50%            3.63%
$250,000 up to $500,000             2.50%            2.56%
$500,000 up to $1,000,000           2.00%            2.04%
$1,000,000 and above*               0.00%            0.00%

* There is no initial sales charge on purchases of $1 million or more.
  However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

* Sales Charge Reductions and Waivers for Class A Shares

You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A Shares of multiple Victory Funds, (excluding money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Waivers for certain investors:

   a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

   b. Investors who purchase shares for trust or other advisory accounts established with KeyCorp or its affiliates.

   c. Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Associates and its affiliates, the Victory Group, or invested in a fund of the Victory Group.

   d. Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.

   e. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

   f. Participants in tax-deferred retirement plans that meet at least one of the following requirements: more than $1 million in plan assets; or 100 eligible employees; or if all of the plan's transactions are executed through a single financial institution or service organization which has an agreement to sell the Victory Funds in connection with such accounts.

   * Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

   There is no CDSC on reinvested dividends. The longer the time between the purchase and sale of shares, the lower the rate of the CDSC.

   * Deferred Sales Charges -- Class B

Shares are offered at their NAV per share, without an initial sales charge. When you sell the shares within six years of buying them, there is a contingent deferred sales charge (CDSC). The CDSC is based on the original purchase cost of your investment or the NAV at the time of redemption, whichever is lower.

     Eight years after Class B Shares are purchased, they automatically will convert to Class A Shares. Class A shareholders are not subject to the asset-based sales charge that normally would apply to Class B shares, as described in "Distribution Plan." Also see the SAI for additional details.

Years After     CDSC on Shares
Purchase        Being Sold

0-1             5.0%
1-2             4.0%
2-3             3.0%
3-4             3.0%
4-5             2.0%
5-6             1.0%
After 6 Years   NONE

* Sales Charge Reductions and Waivers for Class B Shares

The CDSC will be waived for the following redemptions:

1. Distributions from retirement plans if the distributions are made:

   a. Under the Systematic Withdrawal Plan after age 591/2 for up to 12% of the account value annually; or

   b. Following the death or disability of the participant or beneficial owner;

2. Redemptions from accounts other than retirement accounts following the death or disability of the shareholder;

3. Returns of excess contributions to retirement plans;

4. Distributions of less than 12% of the annual account value under a Systematic Withdrawal Plan;

5. Shares issued in a plan of reorganization sponsored by Victory, or shares redeemed involuntarily in a similar situation.

   How to Buy Shares

   FAX Number:

800-529-2244

Telecommunication Device for the Deaf (TDD):

800-970-5296

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from the Funds and your investment is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern Time), your purchase will be processed the same day using that day's share price.

Make your check payable to:

The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

Regular U.S. Mail Address

Send a completed Account Application with your check, bank draft, or money order to:

*

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

Overnight Mail Address

Use the following address ONLY for overnight packages.

*

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184

PHONE: 800-539-FUND

Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

*

State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
  Account #9905-201-1

For Further Credit to Account #
  (insert account number, name, and confirmation number assigned by the Transfer Agent)

Telephone Number

*

Victory at:
800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

* ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

* Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in your account statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

* Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.

* Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.

You can sell shares of one fund of the Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges.

You can exchange shares of a Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* Shares of a Fund may be exchanged at relative net asset value. This means that if you own Class A Shares of the Fund, you can only exchange them for Class A Shares of another fund and not pay a sales charge. The same rules apply to Class B Shares.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Effective April 1, 1999, each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases. You will earn dividends up to and including the date a Fund processes your redemption request.

If your request is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern Time), your redemption will be processed the same day.

By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing
  House (ACH).

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

By Mail

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account; or

* The redemption proceeds are being transferred to another Victory Group account with a different registration.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

By Wire

If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

By ACH

Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

* Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

* Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.

* A Fund may suspend your right to redeem your shares in the following circumstances:

  * During non-routine closings of the NYSE, or when trading on the NYSE is restricted;

  * When an emergency prevents the sale or valuation of the Fund's securities;
    or

  * When the Securities and Exchange Commission (SEC) orders a suspension to protect the Fund's shareholders.

* Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

* About Victory

Each Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

* The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 1998, KAM was paid management fees based on a percentage of the average daily net assets of each Fund (after waivers) as shown in the following table.

Value Fund                          0.88%
Diversified Stock Fund              0.54%
Stock Index Fund                    0.46%
Growth Fund                         0.86%
Special Value Fund                  0.90%
Ohio Regional Stock Fund            0.63%
International Growth Fund           0.99%

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

* Portfolio Management

Judith A. Jones and Neil A. Kilbane are the Portfolio Managers of the Value Fund and together are primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Jones has been the Portfolio Manager of the Value Fund since its inception in December 1993. She is a Portfolio Manager and Managing Director of KAM, and has been in the investment business since 1967. Ms. Jones is a Chartered Financial Analyst and a Certified Financial Planner. Mr. Kilbane, a Certified Financial Analyst, has been a Portfolio Manager of the Value Fund since April 1998. He is a Portfolio Manager and Managing Director of KAM and has been in the investment business since 1986.

     Lawrence G. Babin is the Portfolio Manager of the Diversified Stock Fund, a position he has held since its inception in 1989. A Chartered Financial Analyst, Mr. Babin is a Portfolio Manager and Managing Director of KAM.

     Theresa Hemmi is the Portfolio Manager of the Stock Index Fund, a position she has held since May 1998. She is a Portfolio Manager and Director of KAM, and has been associated with KAM or an affiliate since 1994.

     William F. Ruple is the Portfolio Manager of the Growth Fund, a position he has held since June 1995. He is a Portfolio Manager and Director of KAM, and has been associated with KAM or an affiliate since 1970.

     Anthony Aveni, Barbara A. Myers, and Paul D. Danes are the Portfolio Managers of the Special Value Fund and together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Aveni has been a Portfolio Manager of the Special Value Fund since its inception in December 1993. He is a Director, Chief Investment Officer, and a Senior Managing Director with KAM, and has been associated with KAM or an affiliate since 1981. Ms. Myers has been a Portfolio Manager of the Special Value Fund since June 1995. She is a Portfolio Manager and Director with KAM, and has been associated with KAM or an affiliate since 1994. Mr. Danes has been a Portfolio Manager of the Special Value Fund since October 1995. He is a Portfolio Manager and Director with KAM, and has been associated with KAM or an affiliate since 1987.

     Lynn S. Hamilton is the Portfolio Manager of the Ohio Regional Stock Fund, a position he has held since October 1991. He is a Portfolio Manager and Managing Director of KAM, and has been in the investment business since 1977.

     Conrad R. Metz and Leslie Globits are primarily responsible for the management of the International Growth Fund. Mr. Metz is a Managing Director of KAM, and formerly served as the sole Portfolio Manager of the International Growth Fund. He previously was Senior Vice President, International Equities, at Bailard Biehl & Kaiser, and has over 20 years experience in global equity research and portfolio management. Mr. Globits, a Director of KAM, was previously a Senior Financial Analyst and Assistant Vice President in KeyCorp's Corporate Treasury Department, and has been with KAM or an affiliate since 1987.

* The Investment Sub-Adviser to the International Growth Fund

Manager of Managers. KAM, the investment adviser, serves as a Manager of Managers of the International Growth Fund. As Manager of Managers, KAM may select one or more sub-advisers to manage the International Growth Fund's assets. KAM evaluates each sub-adviser's skills, investment styles and strategies in light of KAM's analysis of the international securities markets. Under its Advisory Agreement with Victory, KAM oversees the investment advisory services that a sub-adviser provides to the International Growth Fund. If KAM engages more than one sub-adviser, KAM may reallocate assets among sub-advisers when it believes it is appropriate. KAM provides investment advice regarding short-term debt securities. KAM has the ultimate responsibility for the International Growth Fund's investment performance because it is responsible for overseeing all sub-advisers and recommending to the Fund's Board of Trustees that it hire, terminate or replace a particular sub-adviser.

     Victory and KAM have obtained an order from the Securities and Exchange Commission that allows KAM, subject to certain conditions, to select additional sub-advisers with the approval of the Funds' Board of Trustees, without obtaining shareholder approval. The order also allows KAM to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that sub-advisory agreement to terminate. The Funds will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If KAM hires more than one sub-adviser, the order also allows the International Growth Fund to disclose only the aggregate amount of fees paid to all sub-advisers.

     Indocam International Investment Services, S.A. KAM currently has a Portfolio Management Agreement with Indocam International Investment Services, S.A. (IIIS), a French corporation located in Paris, France. IIIS has served as sub-adviser for all of the International Growth Fund's assets (other than short-term debt instruments) since June 1998. IIIS and its advisory affiliates (Indocam) are the global asset management component of the Credit Agricole banking and financial services group. Indocam manages approximately $147 billion for its clients.

     Ayaz Ebrahim, Didier Le Conte, and Jean-Claude Kaltenbach together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ebrahim has been employed by IIIS (or an affiliate) since 1991. Mr. Le Conte is the Senior Portfolio Manager responsible for European Equities at IIIS and has been employed by IIIS (or an affiliate) since 1966. Mr. Kaltenbach is the Head of Equity Management at IIIS and has been employed by IIIS (or an affiliate) since 1994.

* Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan for each class of shares of the Funds except the Stock Index Fund. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

* Distribution Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Class A shares of the Funds. The Class A Shares do not pay expenses under this plan.

     Victory also has adopted a Distribution and Service Plan for Class B Shares of the four funds that sell Class B Shares. Victory pays the Distributor an annual asset-based sales charge of up to 0.75%. The fee is computed on the average daily net assets of those shares. The Distributor then uses the asset-based sales charge to recoup these sales commissions and the costs for financing them.

     Because Rule 12b-1 fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds are supervised by the Board of Trustees who monitors the services provided to investors.



OPERATIONAL STRUCTURE OF THE FUND

                        Trustees                               Adviser


                      Shareholders


                 Financial Services Firms
            and their Investment Professionals

        Advise current and prospective shareholders on their Fund investments.


             Transfer Agent/Servicing Agent

           State Street Bank and Trust Company
                   225 Franklin Street
                    Boston, MA 02110

            Boston Financial Data Services
                   Two Heritage Drive
                    Quincy, MA 02171

          Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of
               dividends, and servicing of
                 shareholder accounts.


Administrator, Distributor,                  Custodian
and Fund Accountant
                                             Key Trust Company of Ohio, N.A.
BISYS Fund Services                          127 Public Square
and its affiliates                           Cleveland, OH 44114
3435 Stelzer Road
Columbus, OH 43219                           Provides for safekeeping of
                                             the Funds' investments and cash,
Markets the Funds, distributes               and settles trades made
shares through Investment                    by the Funds.
Professionals, and
calculates the value of shares.
As Administrator, handles
the day-to-day
activities of the Funds.


Sub-Administrator

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative
services.

* Share Classes

The Funds currently offer only the classes of shares described in this Prospectus. After the anticipated reorganization of certain mutual funds managed by the Gradison Division of McDonald Investments Inc., an affiliate of the Adviser, the Diversified Stock Fund and International Growth Fund will offer Class G shares through a separate prospectus. At some future date, the Funds may offer additional classes of shares through a separate prospectus.


* Code of Ethics

The Funds, the Adviser, and the Sub-adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.


* Banking Laws

The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.


* Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper Analytical Services, Inc., and industry publications such as Morningstar, Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


* Year 2000 Issues

Like all mutual funds, the Funds could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The risk of such a computer failure may be greater as it relates to investments in foreign countries. The Funds' service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Funds. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to a Fund.


* Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any financial reports, prospectuses and their supplements.



Some additional information you should know about the Funds.



If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

Other Securities and Investment Practices

The following table lists the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below. For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective. For more information on ratings, detailed descriptions of each of the investments, and a more complete description of which Funds can invest in certain types of securities, see the SAI.


U.S. Equity Securities. Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Companies Traded on Foreign Exchanges. Can include common stock and securities convertible into stock of non-U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges. Can include common stock, preferred stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

Preferred Stock. A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.

U.S. Corporate Debt Obligations. Debt instruments issued by U.S. corporations. They may be secured or unsecured.

1 Mortgage-Backed Securities. Instruments secured by a mortgage or pools of mortgages.

Collateralized Mortgage Obligations. Debt obligations that are secured by mortgage-backed certificates. Some are issued by U.S. government agencies and instrumentalities.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.

Short-term Debt Obligations. Includes bankers' acceptances, certificates of deposit, prime quality commercial paper, Eurodollar obligations, variable and floating rate notes, cash, and cash equivalents.

When-Issued and Delayed-Delivery Securities. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.

1 Receipts. Separately traded interest or principal components of U.S. Government securities.

1 Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index. Certain Funds may, but are not required to, use derivative instruments for any of the following reasons:
    - To hedge against adverse changes in the market value of securities
    - As a temporary substitute for purchasing or selling securities or foreign currencies
    - In limited situations, to attempt to profit from anticipated market developments

Repurchase Agreements. An agreement to sell and repurchase a security at a stated price plus interest. The seller's obligation to a Fund is secured by collateral. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.

1 Futures Contracts and Options on Futures Contracts. Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, foreign currencies or for temporary cash management purposes. The Stock Index Fund invests in futures as a substitution for S&P 500 stock.

1 Options. A Fund may write, or sell, a covered call option on a security that it owns or on an index to hedge its position or generate additional income.

1 Zero Coupon Bonds. These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

Variable & Floating Rate Securities. Investment grade instruments, some of which may be illiquid, with interest rates that reset periodically.

Investment Company Securities. Shares of other mutual funds with similar investment objectives. The following limitations apply: (1) No more than 5% of a Fund's total assets may be invested in one mutual fund, (2) a Fund and its affiliates may not own more than 3% of the securities of any one mutual fund, and (3) no more than 10% of a Fund's total assets may be invested in combined mutual fund holdings.

Securities Lending. To generate additional income, a Fund may lend its portfolio securities. A Fund will receive collateral for the value of the security plus any interest due. A Fund only will enter into loan arrangements with entities that the Adviser has determined are creditworthy. Subject to an exemptive order from the SEC, Key Trust Company of Ohio, N.A., the Funds' Custodian and lending agent, may earn a fee based on the amount of income earned on the investment of collateral.

Financial Highlights                                               Value Fund

The Financial Highlights table is intended to help you understand the Value Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Value Fund. The financial highlights for the four fiscal years ended October 31, 1998 and the period from December 3, 1993 to October 31, 1994 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Value Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                            Year         Year         Year         Year         Dec. 3,
                                            Ended        Ended        Ended        Ended        1993
                                            Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     to Oct. 31,
                                            1998         1997         1996         1995<F4>     1994<F1>

Net Asset Value,
Beginning of Period                         $  17.07     $  14.18     $  11.87     $  10.13      $  10.00

Investment Activities
  Net investment income                         0.09         0.15         0.20         0.27          0.21
  Net realized and unrealized
    gains (losses) from investments             3.16         3.57         2.65         1.92          0.11

        Total from Investment Activities        3.25         3.72         2.85         2.19          0.32

Distributions
  Net investment income                        (0.10)       (0.16)       (0.20)       (0.27)        (0.19)
  In excess of net investment income              --           --           --        (0.01)           --
  Net realized gains                           (1.41)       (0.67)       (0.34)       (0.17)           --

        Total Distributions                    (1.51)       (0.83)       (0.54)       (0.45)        (0.19)

Net Asset Value, End of Period              $  18.81     $  17.07     $  14.18     $  11.87      $  10.13
Total Return (excludes sales charges)          20.46%       27.24%       24.66%       22.28%         3.27%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $517,313     $472,047     $382,083     $295,871      $188,184
Ratio of expenses to
  average net assets                            1.34%        1.32%        1.33%        0.99%         0.92%<F3>
Ratio of net investment income
  to average net assets                         0.54%        0.93%        1.56%        2.55%         2.32%
Ratio of expenses to
  average net assets<F6>                        1.46%        <F5>         1.35%        1.30%         1.48%<F3>
Ratio of net investment income
  to average net assets<F6>                     0.42%        <F5>         1.54%        2.24%         1.76%
Portfolio turnover                                40%          25%          28%          23%           39%

<F1> Period from commencement of operations.
<F2> Not annualized.
<F3> Annualized.
<F4> Effective June 5, 1995, the Victory Equity Income Portfolio merged into the Value Fund. Financial highlights for the periods prior to June 5, 1995 represent the Value Fund.
<F5> There were no voluntary fee reductions during the period.
<F6> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


Financial Highlights                                   Diversified Stock Fund

The Financial Highlights table is intended to help you understand the Diversified Stock Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Diversified Stock Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Diversified Stock Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A and Class B Shares of the Diversified Stock Fund. The financial highlights for the five fiscal years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Diversified Stock Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                                                                                     Prior to designation
                                     Class A Shares                      Class B Shares              of Class B Shares

                                                                                         Mar. 1,
                              Year        Year       Year        Year        Year        1996        Year        Year
                              Ended       Ended      Ended       Ended       Ended       through     Ended       Ended
                              Oct. 31,    Oct. 31,   Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                              1998        1997       1996<F2>    1998        1997        1996<F2>    1995        1994

Net Asset Value,
  Beginning of Period         $  17.76    $  15.75   $  13.62    $ 17.62     $ 15.71     $14.18      $  12.68    $  13.39

Income from
  Investment Activities
  Net investment income           0.11        0.16       0.20      (0.08)       0.06       0.07          0.27        0.25
  Net realized and
    unrealized
    gains (losses)
    from investments              3.07        3.84       3.21       3.04        3.85       1.57          2.33        0.64

        Total from
          Investment
          Activities              3.18        4.00       3.41       2.96        3.79       1.64          2.60        0.89

Distributions
  Net investment income          (0.11)      (0.16)     (0.19)        --          --      (0.07)        (0.27)      (0.23)
  In excess of net
    investment income               --          --         --         --       (0.05)     (0.04)        (0.01)         --
  Net realized gains             (1.98)      (1.83)     (1.09)     (1.98)      (1.83)        --         (1.38)      (1.37)

        Total Distributions      (2.09)      (1.99)     (1.28)     (1.98)      (1.88)     (0.11)        (1.66)      (1.60)

Net Asset Value,
  End of Period               $  18.85    $  17.76   $  15.75    $ 18.60     $ 17.62     $15.71      $  13.62    $  12.68
Total Return
  (excludes sales charges)       19.60%      27.96%     27.16%     18.34%      26.48%     26.61%<F4>    23.54%       7.39%

Ratios/Supplemental
  Data:
Net Assets,
  End of Period (000)         $933,158    $762,270   $571,153    $50,962     $30,198     $8,228      $409,549    $263,227
Ratio of expenses to
  average net assets              1.02%       1.03%      1.05%      2.08%       2.19%      2.07%<F3>     0.92%       0.89%
Ratio of net
  investment income
  to average net assets           0.64%       0.97%      1.40%     (0.42)%     (0.29)%     0.11%<F3>     2.11%       2.06%
Ratio of expenses to
  average net assets<F1>          1.13%       <F6>       1.08%      2.18%       <F6>       2.08%<F3>     0.95%       1.10%
Ratio of net investment
  income to average
  net assets<F1>                  0.53%       <F6>       1.37%     (0.52)%      <F6>       1.10%<F3>     2.07%       1.86%
Portfolio turnover<F5>              84%         63%        94%        84%         63%        94%           75%        104%

<F1> During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Effective March 1, 1996, the Diversified Stock Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
<F3> Annualized.
<F4> Represents total return for the Diversified Stock Fund for the period
     November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return of the Class B Shares for the period from March 1, 1996 through October 31, 1996 was 11.62%.
<F5> Portfolio turnover is calculated on the basis of the Diversified Stock
     Fund as a whole without distinguishing between the classes of shares issued.
<F6> There were no voluntary fee reductions during the period.


Financial Highlights                                         Stock Index Fund

The Financial Highlights table is intended to help you understand the Stock Index Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Stock Index Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Stock Index Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Stock Index Fund. The financial highlights for the four fiscal years ended October 31, 1998 and the period from December 3, 1993 to October 31, 1994 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Stock Index Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                            Year         Year         Year         Year         Dec. 3,
                                            Ended        Ended        Ended        Ended        1993 to
                                            Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
                                            1998         1997         1996         1995         1994<F1>

Net Asset Value, Beginning of Period        $  18.75     $  14.85     $  12.50     $  10.18     $ 10.00

Investment Activities
  Net investment income                         0.37         0.29         0.28         0.27        0.20
  Net realized and unrealized
    gains (losses) from investments             3.37         4.23         2.58         2.31        0.16

        Total from Investment Activities        3.74         4.52         2.86         2.58        0.36

Distributions
  Net investment income                        (0.36)       (0.29)       (0.28)       (0.26)      (0.18)
  Net realized gains                           (1.10)       (0.33)       (0.23)          --          --

        Total Distributions                    (1.46)       (0.62)       (0.51)       (0.26)      (0.18)

Net Asset Value, End of Period              $  21.03     $  18.75     $  14.85     $  12.50     $ 10.18
Total Return (excludes sales charges)          20.99%       31.16%       23.38%       25.72%       3.66%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $627,147     $465,015     $277,124     $160,822     $89,686
Ratio of expenses to
  average net assets                            0.57%        0.56%        0.57%        0.55%       0.58%<F3>
Ratio of net investment income
  to average net assets                         1.83%        1.74%        2.14%        2.53%       2.35%<F3>
Ratio of expenses to
  average net assets<F4>                        0.84%        0.86%        0.89%        0.87%       1.10%<F3>
Ratio of net investment income
  to average net assets<F4>                     1.56%        1.44%        1.82%        2.21%       1.82%<F3>
Portfolio turnover                                 8%          11%           4%          12%          1%

<F1> Period from commencement of operations.
<F2> Not annualized.
<F3> Annualized.
<F4> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


Financial Highlights                                              Growth Fund

The Financial Highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Growth Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Growth Fund. The financial highlights for the four fiscal years ended October 31, 1998 and the period from December 3, 1993 to October 31, 1994 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Growth Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                            Year          Year            Year          Year          Dec. 3,
                                            Ended         Ended           Ended         Ended         1993 to
                                            Oct. 31,      Oct. 31,        Oct. 31,      Oct. 31,      Oct. 31,
                                            1998          1997            1996          1995<F4>      1994<F1><F5>

Net Asset Value, Beginning of Period        $  18.01      $  14.57        $  12.15      $  10.23      $ 10.00

Investment Activities
Net investment income (loss)                   (0.03)         0.03            0.08          0.11         0.10
  Net realized and unrealized gains
    on investments                              4.88          4.07            2.93          1.97         0.22

        Total from Investment Activities        4.85          4.10            3.01          2.08         0.32

Distributions
  Net investment income                           --         (0.04)          (0.08)        (0.11)       (0.09)
  Net realized gains                           (1.24)        (0.62)          (0.51)        (0.05)          --
        Total Distributions                    (1.24)        (0.66)          (0.59)        (0.16)       (0.09)

Net Asset Value, End of Period              $  21.62      $  18.01        $  14.57      $  12.15      $ 10.23
Total Return (excludes sales charge)           28.59%        29.08%          25.66%        20.54%        3.22%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $269,476      $185,533        $147,753      $108,253      $66,921
Ratio of expenses to
  average net assets                            1.35%         1.34%           1.33%         1.07%        0.94%<F3>
Ratio of net investment income
  to average net assets                        (0.13)%        0.19%           0.64%         1.00%        1.10%<F3>
Ratio of expenses to
  average net assets<F6>                        1.49%         <F7>            1.39%         1.42%        1.51%<F3>
Ratio of net investment income
  to average net assets<F6>                    (0.27)%        <F7>            0.58%         0.65%        0.52%<F3>
Portfolio turnover                                29%           21%             27%          107%          28%

<F1> Period from commencement of operations.
<F2> Not annualized.
<F3> Annualized.
<F4> Effective June 5, 1995, the Victory Equity Portfolio merged into the
     Growth Fund. Financial highlights for the period prior to June 5, 1995 represent the Growth Fund.
<F5> Effective March 17, 1994, the Society Earnings Momentum Fund merged into the Growth Fund. Financial highlights for the period prior to March 17, 1994 represent the Growth Fund.
<F6> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F7> There were no voluntary fee reductions during the period.


Financial Highlights                                       Special Value Fund

The Financial Highlights table is intended to help you understand the Special Value Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Special Value Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Special Value Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A and Class B Shares of the Special Value Fund. The financial highlights for the four fiscal years ended October 31, 1998 and the period from December 3, 1993 to October 31, 1994 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Special Value Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                                                                             Prior to designation
                                   Class A Shares                   Class B Shares            of Class B Shares

                                                                                                               Dec.3,
                            Year       Year        Year        Year        Year        Mar. 1,     Year        1993
                            Ended      Ended       Ended       Ended       Ended       1996 to     Ended       through
                            Oct. 31,   Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                            1998       1997        1996<F5>    1998        1997        1996<F5>    1995        1994<F1>

Net Asset Value,
  Beginning of Period       $  16.68   $  14.15    $  12.15    $ 16.49     $14.09      $12.89      $  10.49    $  10.00

Income from
  Investment Activities
  Net investment
    income (loss)               0.09       0.10        0.12      (0.08)     (0.04)       0.01          0.15        0.11
  Net realized and
    unrealized
    gains (losses)
    from investments           (1.79)      3.50        2.33      (1.78)      3.41        1.23          1.71        0.48

        Total from
          Investment
          Activities           (1.70)      3.60        2.45      (1.86)      3.37        1.24          1.86        0.59

Distributions
  Net investment income        (0.09)     (0.12)      (0.11)        --         --       (0.01)        (0.15)      (0.10)
  In excess of net
    investment income             --         --          --         --      (0.02)      (0.03)           --          --
  Net realized gains           (1.25)     (0.95)      (0.34)     (1.25)     (0.95)         --         (0.05)         --
        Total
          Distributions        (1.34)     (1.07)      (0.45)     (1.25)     (0.97)      (0.04)        (0.20)      (0.10)

Net Asset Value,
  End of Period             $  13.64   $  16.68    $  14.15    $ 13.38     $16.49      $14.09      $  12.15    $  10.49
Total Return
  (excludes sales charges)    (11.22)%    27.05%      20.60%    (12.32)%    25.41%      19.80%<F7>    18.01%       5.92%<F2>

Ratios/Supplemental
  Data:
Net Assets,
  End of Period (000)       $346,962   $420,020    $289,460    $ 1,936     $1,660      $  386      $194,700    $118,600
Ratio of expenses to
  average net assets            1.40%      1.37%       1.37%      2.65%      2.66%       2.51%<F3>     1.04%       1.00%<F3>
Ratio of net
  investment income
  (loss) to average
  net assets                    0.56%      0.65%       0.88%     (0.68)%    (0.62)%     (0.31)%<F3>    1.35%       1.23%<F3>
Ratio of expenses
  to average
  net assets<F4>                1.51%      1.37%       1.40%      3.02%      3.63%       3.75%         1.30%       1.49%<F3>
Ratio of net
  investment income
  (loss) to average
  net assets<F4>                0.45%      0.65%       0.85%     (1.05)%    (1.59)%     (1.55)%<F3>    1.09%       0.74%<F3>
Portfolio turnover<F7>            44%        39%         55%        44%        39%         55%           39%         18%

<F1> Period from commencement of operations.
<F2> Not annualized.
<F3> Annualized.
<F4> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F5> Effective March 1, 1996, the Special Value Fund designated the existing shares as Class A Shares and began offering Class B Shares.
<F6> Represents total return for the Special Value Fund for the period
     November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B Shares for the period from March 1, 1996 through October 3, 1996 was 9.66%.
<F7> Portfolio turnover is calculated on the basis of the Special Value Fund as a whole without distinguishing between the classes of shares issued.


Financial Highlights                                 Ohio Regional Stock Fund

The Financial Highlights table is intended to help you understand the Ohio Regional Stock Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Ohio Regional Stock Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Ohio Regional Stock Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A and Class B Shares of the Ohio Regional Stock Fund. The financial highlights for the four fiscal years ended October 31, 1998 and the period from December 3, 1993 to October 31, 1994 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Ohio Regional Stock Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                                                                                    Prior to designation
                                    Class A Shares                      Class B Shares               of Class B Shares

                            Year        Year        Year        Year        Year        Mar. 1,     Year        Year
                            Ended       Ended       Ended       Ended       Ended       1996 to     Ended       Ended
                            Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                            1998        1997        1996<F2>    1998        1997        1996<F2>    1995        1994

Net Asset Value,
  Beginning of Period       $ 23.56     $ 17.95     $ 15.94     $23.28      $17.87      $16.43      $ 14.56     $ 14.69

Income from
  Investment Activities
  Net investment
    income (loss)              0.18        0.14        0.14      (0.11)      (0.14)      (0.03)        0.17        0.18
  Net realized
    and unrealized
    gains (losses)
    from investments          (0.80)       5.96        2.62      (0.77)       5.90        1.51         2.13        0.39

        Total from
          Investment
          Activities          (0.62)       6.10        2.76      (0.88)       5.76        1.48         2.30        0.57

Distributions
  Net investment income       (0.17)      (0.14)      (0.14)        --          --          --        (0.17)      (0.17)
  In excess of
    net investment
    income                       --          --          --         --          --       (0.04)       (0.01)         --
  Net realized gains          (2.10)      (0.35)      (0.36)     (2.10)      (0.35)         --        (0.65)      (0.53)
  In excess of
    net realized gains           --          --       (0.25)        --          --          --        (0.09)         --

        Total
          Distributions       (2.27)      (0.49)      (0.75)     (2.10)      (0.35)      (0.04)       (0.92)      (0.70)

Net Asset Value,
  End of Period             $ 20.67     $ 23.56     $ 17.95     $20.30      $23.28      $17.87      $ 15.94     $ 14.56
Total Return
  (excludes sales charges)    (3.13)%     34.61%      17.79%     (4.33)%     32.71%      16.95%<F3>   16.93%       3.96%

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)       $41,653     $53,703     $45,294     $1,001      $  705      $  326      $39,048     $33,965
Ratio of expenses
  to average
  net assets                   1.26%       1.26%       1.39%      2.52%       2.65%       2.61%<F4>    1.20%       1.04%
Ratio of net
  investment income
  (loss) to average
  net assets                   0.76%       0.67%       0.79%     (0.54)%     (0.76)%     (0.60)%<F4>   1.13%       1.27%
Ratio of expenses
  to average net
  assets<F1>                   1.37%       1.26%       1.40%      3.59%       4.25%       3.50%<F4>    1.24%       1.27%
Ratio of net
  investment income
  (loss) to average
  net assets<F1>               0.65%       0.67%       0.78%     (1.61)%     (2.36)%     (1.49)%<F4>   1.09%       1.04%
Portfolio turnover<F5>            6%          8%          6%         6%          8%          6%          11%         14%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Effective March 1, 1996, the Ohio Regional Stock Fund designated the existing shares as Class A Shares and began offering Class B Shares.
<F3> Represents total return for the Ohio Regional Stock Fund for the period
     November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B Shares for the period from March 1, 1996 through October 31, 1996 was 9.03%.
<F4> Annualized.
<F5> Portfolio turnover is calculated on the basis of the Ohio Regional Stock
     Fund as a whole without distinguishing between the classes of shares issued.


Financial Highlights                                International Growth Fund

The Financial Highlights table is intended to help you understand the International Growth Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the International Growth Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the International Growth Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A and Class B Shares of the International Growth Fund. The financial highlights for the five fiscal years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the International Growth Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                                                                                     Prior to designation
                                     Class A Shares                     Class B Shares               of Class B Shares

                            Year        Year        Year        Year        Year        March 1,    Year        Year
                            Ended       Ended       Ended       Ended       Ended       1996 to     Ended       Ended
                            Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                            1998        1997        1996<F7>    1998        1997        1996<F3>    1995<F5>    1994

Net Asset Value,
  Beginning of Period       $  13.31    $  13.01    $  12.33    $13.07      $12.93      $12.79      $  13.32    $ 11.93

Income from
  Investment Activities
  Net investment
    income (loss)               0.07<F1>    0.09        0.08     (0.13)      (0.06)         --          0.05      (0.01)
  Net realized and
    unrealized gains
    (losses) on
    investments and
    foreign currencies          0.65        0.67        0.62      0.66        0.65        0.14         (0.42)      1.40

        Total from
          Investment
          Activities            0.72        0.76        0.70      0.53        0.59        0.14         (0.37)      1.39

Distributions
  Net investment income        (0.06)      (0.01)      (0.02)       --          --          --            --         --
  Net realized gains           (0.78)      (0.45)         --     (0.78)      (0.45)         --         (0.55)        --
  Tax return of capital           --          --          --        --          --          --         (0.07)        --

        Total
          Distributions        (0.84)      (0.46)      (0.02)    (0.78)      (0.45)         --         (0.62)        --

Net Asset Value,
  End of Period             $  13.19    $  13.31    $  13.01    $12.82      $13.07      $12.93      $  12.33    $ 13.32
Total Return (excludes
  sales charge)                 5.79%       6.04%       5.65%     4.44%       4.68%       4.89%<F5>    (2.50)%    11.65%

Ratios/Supplemental
  Data:
Net Assets,
  End of Period (000)       $134,491    $106,189    $121,517    $  352      $  184      $  118      $106,477    $81,307
Ratio of
  expenses to
  average net
  assets                        1.71%       1.69%       1.73%     2.98%       3.07%       2.91%<F6>     1.53%      1.48%
Ratio of net
  investment
  income (loss)
  to average
  net assets                    0.55%       0.63%       0.64%    (0.80)%     (0.68)%     (0.10)%<F6>    0.75%     (0.51)%
Ratio of
  expenses to
  average net
  assets<F2>                    1.82%       1.69%       1.75%     6.44%      10.01%       6.46%<F6>     1.65%      1.83%
Ratio of net
  investment loss
  to average
  net assets<F2>                0.44%       0.63%       0.62%    (4.26)%     (7.62)%     (3.65)%<F6>    0.63%     (0.86)%

Portfolio turnover<F7>            86%        116%        178%       86%        116%        178%           68%        51%

<F1> Calculated using average shares for the period.
<F2> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F3> Effective March 1, 1996, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.
<F4> Effective June 5, 1995, the Victory Foreign Markets Portfolio merged into the Fund. Financial highlights for the periods prior to June 5, 1995 represent the International Growth Portfolio.
<F5> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 1.11%.
<F6> Annualized.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


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                                       47

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                                       48

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469



If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.




* Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


* Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


* How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.



The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.



If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND. (800-539-3863)



(LOGO)(R)
Victory Funds

Investment Company Act File Number. 811-4852



PRINTED ON RECYCLED PAPER                                  VF-EQTY-PRO (3/99)

(LOGO)(R)
Victory Funds

PROSPECTUS

*

LIFECHOICE CONSERVATIVE INVESTOR FUND

LIFECHOICE MODERATE INVESTOR FUND

LIFECHOICE GROWTH INVESTOR FUND

As with all mutual funds, the Securities and Exchange Commission has not approved any Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Call Victory at:

800-539-FUND (800-539-3863)

March 1, 1999

THE VICTORY PORTOFOLIOS

PROSPECTUS FOR:
CONSERVATIVE INVESTOR FUND

MODERATE INVESTOR FUND

GROWTH INVESTOR FUND

TABLE OF CONTENTS
*

INTRODUCTION  2

RISK/RETURN SUMMARY  3

An analysis which includes the investment objective, principal strategies, principal risks, performance and expenses of each Fund.

Risk Factors  12

Important Considerations  15

Share Price  16

Dividends, Distributions, and Taxes  16

INVESTING WITH VICTORY
*How to Buy Shares  21
*How to Exchange Shares  23
*How to Sell Shares  24

Organization and Management of the Funds  26

Additional Information  28

Other Securities and Investment Practices  29

FINANCIAL HIGHLIGHTS  31

KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGIES

The goals and the strategies that a Fund plans to use to pursue its investment objective.

RISK FACTORS

The risks you may assume as an investor in a Fund.

PERFORMANCE

A summary of the historical performance of a Fund in comparison to an unmanaged index.

EXPENSES

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.

Shares of the Funds are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the principal amount invested.

Each Victory LifeChoice Fund is a "fund of funds," which means that it pursues its investment objective by allocating its investments among other mutual funds. The LifeChoice Funds are a part of The Victory Portfolios, an open-end investment management company. The LifeChoice Funds invest primarily in shares of other funds that are part of The Victory Portfolios, referred to as "Victory Funds." The LifeChoice Funds also may invest a portion of their assets in shares of "Other Funds" that are not Victory Funds. In this Prospectus, we will use the term "Underlying Portfolios" to refer to the Victory Funds and the Other Funds in which the LifeChoice Funds may invest.

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the LifeChoice Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

Investment Objective and Strategy

Objective

The Conservative Investor Fund seeks to provide current income combined with moderate growth of capital.

The Moderate Investor Fund seeks to provide growth of capital combined with a moderate level of current income.

The Growth Investor Fund seeks to provide growth of capital.

Strategy

The three LifeChoice Funds invest primarily in the Victory Funds representing different combinations of equity securities, fixed income and specialty securities, or cash reserves. Each of the Victory Funds has varying degrees of potential investment risk and reward. Generally, the LifeChoice Funds invest between 80% and 85% of their total assets at the time of purchase in shares of the Victory Funds. In addition, the LifeChoice Funds may invest up to 20% of their total assets in "Other Funds" to fulfill a particular investment niche.

Who May Want to Invest

* Investors who are looking for an investment solution that may match their goal (investment objective), stage in life (current age or time horizon), and risk tolerance.

* Investors who would like a team of experienced investment professionals to select and maintain a portfolio of mutual funds for them.

* Investors who would like to spread their money among 10-15 different mutual funds in one simple package.

* Investors who are seeking the benefits of asset allocation and multiple levels of risk reducing diversification.

Fees and Expenses

You may pay a sales charge of up to 5.75% of the offering price, depending on the amount you invest. You also will bear indirect expenses for investment advisory, administrative, custodian, and shareholder services. We summarize these expenses in the "Risk/Return Summary."

The following pages provide you with an overview of each of the LifeChoice Funds. Please look at the objective, policies, strategies, risks and expenses to determine which LifeChoice Fund will suit your risk tolerance and investment needs. You also should review "Other Securities and Investment Practices" for additional information about the individual securities in which the Victory Funds can invest.

THE LIFECHOICE FUNDS                      Risk/Return Summary

Investment Objective

The Conservative Investor Fund seeks to provide current income combined with moderate growth of capital.

The Moderate Investor Fund seeks to provide growth of capital combined with a moderate level of current income.

The Growth Investor Fund seeks to provide growth of capital.

Principal Investment Strategies

The three LifeChoice Funds invest primarily in the Victory Funds representing different combinations of equity securities, fixed income and specialty securities, or cash reserves. Each of the Victory Funds has varying degrees of potential investment risk and reward. Generally, the LifeChoice Funds invest between 80% and 85% of their total assets at the time of purchase in shares of the Victory Funds. In addition, the LifeChoice Funds may invest up to 20% of their total assets in "Other Funds" to fill a particular investment niche.

* How the Adviser Allocates the  LifeChoice Funds' Investments

KAM allocates each LifeChoice Fund's investments in particular mutual funds based on the investment objective of each Fund. We describe these ranges below. Although some of the mutual funds do not share the investment objective of the LifeChoice Funds, the Adviser will select those funds based on various criteria. The Adviser analyzes the underlying mutual fund's investment objective, policies, and investment strategy and also evaluates the size, portfolio of securities, and management of each underlying mutual fund before investing.

* Continuous Monitoring

The Adviser continuously monitors the allocation of the LifeChoice Funds and rebalances or reallocates its investments across the Underlying Portfolios depending on market conditions.

* Other Investments

The LifeChoice Funds also may invest a limited portion of their assets directly in high quality short-term debt obligations, including commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days, debt obligations backed by the full faith and credit of the U.S. Government, and demand time deposits of domestic and foreign banks and savings and loan associations.

* CONSERVATIVE INVESTOR FUND

Under normal market conditions, the Conservative Investor Fund allocates its assets as follows:

* 30%-50% of its assets in shares of mutual funds that invest in equity securities;

* 50%-70% of its assets in shares of mutual funds that invest in fixed income securities and specialty securities, that is, convertible securities and real estate investment trusts
(REITs); and

* 0%-15% of its assets in shares of money  market funds.

*MODERATE INVESTOR FUND

Under normal market conditions, the Moderate Investor Fund allocates its assets as follows:

*50% -70% of its assets in shares of mutual funds that invest in equity securities;

* 30%-50% of its assets in shares of mutual funds that invest in fixed income and specialty securities; and

* 0%-15% of its assets in shares of money  market funds.

* GROWTH INVESTOR FUND

Under normal market conditions, the Growth Investor Fund allocates its assets as follows:

* 70% to 90% of its assets in shares of mutual funds that invest in equity securities;

* 10% to 30% of its assets in shares of mutual funds that invest in fixed income and specialty securities; and

* 0%-15% of its assets in money market funds.

* Allocation of Investments Among the Various Types of Mutual Funds

The table below also summarizes the percentage range that each LifeChoice Fund may invest in each mutual fund. From time to time, the Adviser may select "Other Funds" that are not listed below.


                      Percentage of  Percentage of  Percentage of
                      Conservative   Moderate       Growth         Underlying
                      Investor       Investor       Investor       Portfolios
Investment            Fund's Total   Fund's Total   Fund's Total   Qualifying
Category              Investments    Investments    Investments    for Purchase

Equity Funds          30-50%         50-70%         70-90%         Victory Funds
                                                                   Value Fund
                                                                   Diversified Stock Fund
                                                                   Growth Fund
                                                                   Special Value Fund
                                                                   Special Growth Fund<F1>
                                                                   International Growth Fund

                                                                   <F2>Other Funds
                                                                   PBHG Growth Fund
                                                                   Neuberger&Berman Genesis Fund

Fixed Income and      50-70%         30-50%         10-30%         Victory Funds
Specialty Funds                                                    Real Estate Investment Fund
                                                                   Convertible Securities Fund
                                                                   Government Mortgage Fund
                                                                   Investment Quality Bond Fund
                                                                   Fund for Income
                                                                   Intermediate Income Fund
                                                                   Limited Term Income Fund

                                                                   <F2>Other Funds
                                                                   Loomis Sayles Bond Fund

Money Market
Fund<F3>               0-15%          0-15%          0-15%         Victory Funds
                                                                   Financial Reserves Fund

<F1> After the anticipated reorganization of the Gradison
Opportunity Value Fund into Class G Shares of the Victory
Special Growth Fund, the Special Growth Fund will be renamed the "Victory Small Company Opportunity Fund."

<F2> Total investments in Other Funds is expected to range
between 15% and 20% of total investments of each of the Funds.

<F3> Total investments in the Money Market Fund may temporarily exceed the 15% maximum due to daily investment of cash flows that are expected to be used for next day settlement of variable fund purchases by each of the Funds.


Certain Underlying Portfolios may, but are not required to, use derivative instruments. Please see the definition of a derivative instrument in the "Other Securities and Investment
Practices" section at the end of this Prospectus.

Information about the Mutual Funds in Which the Funds Invest

The Victory Funds
Investment Objectives and Strategies

The LifeChoice Funds invest primarily in shares of the Victory
Funds described below. Here is a summary of the investment objective and principal strategies of each of the Victory Funds in which the LifeChoice Funds may invest:

* Funds that Invest Primarily in Equity Securities

Value Fund seeks to provide long-term growth of capital and dividend income. The Value Fund invests primarily in a diversified group of common stocks with an emphasis on companies with above average total return potential, that are historically inexpensive.

Diversified Stock Fund seeks to provide long-term growth of capital. The Diversified Stock Fund invests primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

Growth Fund seeks to provide long-term growth of capital. The Growth Fund invests primarily in common stocks of issuers listed on a nationally recognized exchange with an emphasis on companies with superior prospects for long-term earnings growth and price appreciation.

Special Value Fund seeks to provide long-term growth of capital and dividend income. The Special Value Fund invests primarily in common stocks of small- and medium-sized companies listed on a nationally recognized exchange with an emphasis on companies with above average total return potential.

Special Growth Fund seeks to provide capital appreciation. The Special Growth Fund invests primarily in common stocks of smaller companies that show the potential for high earnings growth in relation to their price-earnings ratio. Currently, the upper end of market capitalizations of small companies is approximately $1.2 billion, but this amount may increase or decrease over time.

On or about March 5, 1999, shareholders of the Gradison
Opportunity Value Fund will be asked to approve the reorganization of their fund into Class G Shares of the Special
Growth Fund. As a result, the Special Growth Fund will change its name to "Small Company Opportunity Fund" and will assume the performance and accounting history of the Gradison
Opportunity Value Fund.

International Growth Fund seeks to provide capital growth consistent with reasonable investment risk. The International Growth Fund invests primarily in equity securities of foreign corporations, most of which will be denominated in foreign currencies.

* Funds that Invest Primarily in Specialty Securities

Real Estate Investment Fund seeks to provide total return through investments in real estate-related securities. The Real Estate Investment Fund pursues its investment objective by investing at least 80% of its total assets in real-estate related company.

Convertible Securities Fund seeks to provide a high level of current income together with long-term capital appreciation. The Convertible Securities Fund invests primarily in convertible bonds, convertible notes, convertible preferred stocks, and other securities convertible into common stock.

* Funds that Invest Primarily in Fixed Income Securities

Government Mortgage Fund seeks to provide a high level of current income consistent with safety of principal. The
Government Mortgage Fund invests exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Investment Quality Bond Fund seeks to provide a high level of income. The Investment Quality Bond Fund invests primarily in investment-grade bonds issued by corporations and the U.S.
Government and its agencies or instrumentalities.

Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The Fund for Income pursues its investment objective by investing primarily in securities issued by the U.S. Government and its agencies or instrumentalities.

On or about March 5, 1999, shareholders of the Gradison Government Income Fund will be asked to approve the reorganization of their fund into Class G Shares of the Fund for Income. As a result, the Fund for Income will assume the performance and accounting history of the Gradison Government Income Fund.

Intermediate Income Fund seeks to provide a high level of income. The Intermediate Income Fund invests in debt securities issued by corporations and the U.S. Government and its agencies and instrumentalities.

Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal. The Limited Term Income
Fund invests in a portfolio of high grade, fixed income securities with a dollar-weighted average maturity of one to five years, based on remaining maturities.

* Money Market Fund

Financial Reserves Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Financial Reserves Fund invests primarily in a portfolio of high-quality U.S. dollar denominated money market instruments. The Financial Reserves Fund seeks to maintain a constant net asset value of $1.00 per share.

Other Funds
Investment Objectives and Strategies

The LifeChoice Funds may invest a limited portion of their assets (up to 20% of total assets) in shares of Other Funds. The Adviser may select any mutual fund that it believes is appropriate, based upon its analysis of the Other Fund's investment objective, policies, strategies, the quality of its management, and other factors it believes are important.

As of February 1, 1999, one or more of the LifeChoice Funds invested in the following Other Funds:

PBHG Growth Fund. The PBHG Growth Fund seeks capital appreciation. The PBHG Growth Fund will seek to achieve its objective by investing primarily in common stocks and convertible securities of small to mid-size companies the advisor believes have an outlook for strong earnings growth and the potential for significant capital appreciation.

Neuberger&Berman Genesis Fund. The investment objective of the Neuberger&Berman Genesis Fund is to seek capital appreciation. The Neuberger&Berman Genesis Fund pursues this objective by investing primarily in common stocks of companies with small market capitalizations. The Neuberger&Berman Genesis Fund regards companies with market capitalization of up to $1.5 billion at the time of investment as small-cap companies.

Loomis Sayles Bond Fund. The Loomis Sayles Bond Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Loomis Sayles Bond Fund seeks to achieve its objective by normally investing substantially all of its assets in fixed income securities, although up to 20% of its assets may be invested in preferred stocks. At least 65% of the Loomis Sayles Bond Fund's total assets will normally be invested in bonds.

LIMIT:

The LifeChoice Funds, taken as a whole, with other accounts managed by affiliates of the Adviser may not invest in more than 3% of the outstanding shares of any one Other Fund.

Principal Risks

Each LifeChoice Fund is subject to the following principal risks, more fully described in "Risk Factors." Each LifeChoice
Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by a LifeChoice Fund, including securities of the Underlying Portfolios, declines

-Growth stocks fall out of favor because the companies' earnings growth does not meet expectations

-Value stocks fall out of favor relative to growth stocks and other types of stocks

* A particular strategy does not produce the intended result or the portfolio manager does not execute the strategy effectively

* A company's earnings do not increase as expected

* Interest rates rise

* An issuer's credit quality is downgraded

* A LifeChoice Fund or an Underlying Portfolio must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities

* The price of foreign securities issued in emerging countries experience more volatility because the securities markets in these countries may not be well established

* Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

* Certain Risks are Associated with the Operation of a Fund of Funds

* KAM is subject to various conflicts of interest because of the fund of funds structure of the LifeChoice Funds. The
Victory Board of Trustees has adopted policies to monitor those potential conflicts.

* Other Funds may follow some or all of the investment practices of the Victory Funds and/or may follow other investment practices. The LifeChoice Funds have little or no control over the investment activities of the Other Funds. There may be additional investment practices, not discussed in this Prospectus or in the Statement of Additional Information, that both the Victory Funds and Other Funds may engage in from time to time.

* The Funds may invest in mutual funds that concentrate, (that is, invest more than 25% of their total assets) in a single industry. Shares of these mutual funds may fluctuate in value more than shares of funds that do not concentrate their investments in a single industry.

* Some of the Other Funds may limit the ability of the LifeChoice Funds to sell their investments in those funds at certain times. In this case, the LifeChoice Funds' investment in those shares will be considered "illiquid" and subject to the overall limitation on investment in illiquid securities.

* From time to time, an Underlying Portfolio in which a LifeChoice Fund invests may choose to redeem the Fund's shares "in kind." That is, the Underlying Portfolio may give the LifeChoice Fund securities from its portfolio rather than the cash value of those securities. If the Adviser determines that it is in the best interests of shareholders, a LifeChoice Fund may keep those securities in its portfolio, even if the Fund could not otherwise purchase those securities.

Investment Performance

The charts and tables shown below give an indication of the risks of investing in each LifeChoice Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The performance information below is for Class A Shares (without the sales charge) of each LifeChoice Fund. If the sales charge was reflected, returns would be less than those shown.

Conservative Investor Fund

1997                                     12.71%

1998                                      6.46%

Moderate Investor Fund

1997                                     14.83%

1998                                      7.83%

Growth Investor Fund

1997                                     16.91%

1998                                       8.8%

Past performance does not indicate future results.

During the periods shown in the bar chart, each Fund's highest and lowest return for a quarter were as follows:

                       Highest                     Lowest

Conservative             7.41%                     -6.04%
Investor       (Quarter ending 6/30/97)   (Quarter ending 9/30/98)

Moderate                11.92%                    -10.11%
Investor       (Quarter ending 12/31/98)  (Quarter ending 9/30/98)

Growth                  14.76%                    -12.62%
Investor       (Quarter ending 12/31/98)  (Quarter ending 9/30/98)

The table below shows how each LifeChoice Fund's average annual returns for one year and since inception compared to the returns of the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index, a broad-based securities market indices. The figures shown assume reinvestment of dividends and distributions.

Average Annual Total Returns
(for the Periods ended                  Past         Since
December 31, 1998)                      One Year     Inception*

Conservative
Investor Fund                            6.46%        9.54%

Moderate
Investor Fund                            7.83%       11.27%

Growth
Investor Fund                            8.80%       12.78%

S & P 500 Index**                       15.09%       16.32%

Lehman Brothers
Aggregate Bond Index***                  8.67%        9.18%

  * Reflects performance since each Fund's inception on 12/31/96.

 ** The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-sized companies.

*** The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index that represents the general performance of longer-term (greater than one year), investment-grade fixed-income securities.

* Performance of Victory Portfolios

The table below summarizes the "average annual total return" of the Victory Funds for the one-, five- and ten-year periods, where applicable, and since inception, through December 31, 1998. The information reflects fund operating expenses after waivers, but does not reflect sales charges that other investors would pay directly.


                                       Inception    One        Five     Ten       Since
Victory Funds                          Date         Year       Years    Years     Inception


Value Fund                              12/3/93      26.33%    21.46%     N/A     21.37%

Diversified Stock Fund -- Class A      10/20/89      23.15%    22.62%     N/A     17.24%

Growth Fund                             12/3/93      37.18%    24.12%     N/A     23.80%

Special Value Fund -- Class A           12/3/93      (9.08)%   12.21%     N/A     12.66%

Special Growth Fund*                    1/11/94      (9.69)%     N/A      N/A      7.88%

International Growth Fund -- Class A    5/18/90      17.48%     7.17%     N/A      7.36%

Real Estate Investment Fund             4/30/97     (14.43)%     N/A      N/A      5.24%

Convertible Securities Fund             4/14/88      (0.78)%    9.85%   11.92%    11.31%

Government Mortgage Fund                5/18/90       6.70%     6.41%     N/A      8.13%

Investment Quality Bond Fund           12/10/93       7.51%     6.30%     N/A      6.14%

Fund for Income<F1>                      5/8/87       6.01%     6.40%    8.12%     8.09%

Intermediate Income Fund               12/10/93       7.51%     5.71%     N/A      5.60%

Limited Term Income Fund               10/20/89       5.96%     5.02%     N/A      6.33%

Financial Reserves Fund                  4/4/83       5.05%     4.91%    5.27%     6.11%

<F1> After the reorganizations described in "Information about the Mutual
Funds in Which the Funds Invest," the Victory Fund for Income and the Victory Special Growth Fund will assume the performance and accounting history of the Gradison Government Income Fund and the Gradison Opportunity Value Fund (the Gradison Funds), respectively. For the year ended December 31, 1998, the average annual returns for the Gradison Funds were as follows:

                          Inception Date   One Year   Five Years   Ten Years

Gradison Government
Income Fund               9/16/87          7.37%      6.33%        8.08%

Gradison Opportunity
Value Fund                8/16/83          6.91%      7.33%        9.24%

The Securities and Exchange Commission (SEC) has imposed certain limitations on how the LifeChoice Funds may invest and the fees that they may charge.

Whenever you see information on a mutual fund's performance, do not consider its past performance to be an indication of the performance you could expect by investing in that mutual fund today. The past is an imperfect guide to the future. History does not always repeat itself.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in a LifeChoice Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*        Class A

Maximum Sales Charge Imposed on Purchases    5.75%
(as a percentage of offering price)

Maximum Sales Charge Imposed                 NONE
on Reinvested Dividends

Deferred Sales Charge                        NONE**


Redemption Fees                              NONE

Exchange Fees                                NONE

 * You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of a LifeChoice Fund. Each LifeChoice Fund pays these expenses from its assets.

                                 Conservative   Moderate   Growth
Annual Fund                      Investor       Investor   Investor
Operating Expenses               Fund           Fund       Fund

Management Fees                  0.20%          0.20%      0.20%

Distribution (12b-1) Fees        0.00%          0.00%      0.00%

Other Expenses1                  1.30%          0.73%      0.96%

Total Fund

Operating Expenses2              1.50%          0.93%      1.16%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of each LifeChoice Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived a portion of its fee and reimbursed expenses so that the Conservative Investor Fund's net operating expenses equaled 0.23%, the Moderate Investor Fund's net operating expenses equaled 0.22%, and the Growth Investor Fund's net operating expenses equaled 0.23%. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fees or reimburse expenses so that each Fund's net operating expenses will equal 0.20%. The Adviser may terminate these waivers at any time

EXAMPLE: The following Example is designed to help you compare the cost of investing in each LifeChoice Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each LifeChoice Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each LifeChoice Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year      3 Years       5 Years       10 Years

Conservative
Investor Fund        $719        $1,022        $1,346        $2,263

Moderate
Investor Fund        $664        $  854        $1,060        $1,652

Growth
Investor Fund        $686        $  922        $1,177        $1,903

This example is based on the estimated expenses of the Funds, the 5.75% sales charge, and the average annual weighted expense ratios of the mutual funds in which the Funds invest (see page 11 for a summary of these expenses). Total estimated expenses of the Conservative Investor Fund, the Moderate Investor Fund, and the Growth Investor Fund are 1.30%, 1.39%, and 1.47%, respectively.

* Expenses of the Underlying Portfolios

In addition to bearing the expenses incurred by the LifeChoice Funds, you will indirectly bear a proportionate share of the expenses of the Underlying Portfolios in which the LifeChoice Funds invest, including management fees, administration fees, and custodian fees. The Victory Board of Directors has determined that the advisory fees that the LifeChoice Funds pay to the Adviser are for services that are in addition to, rather than duplicate, services provided to the mutual funds by their service providers. Some of the Underlying Portfolios may incur distribution plan expenses in the form of "12b-1 fees."

The table below summarizes the annual net operating expenses for the fiscal year ended October 31, 1998 of the Underlying Portfolios, as described in their current prospectuses. Keep in mind that these expenses reflect waivers or reimbursements which are currently in effect but that may be terminated at anytime. The actual expenses that the Underlying Portfolios pay may change from time to time. This table also shows how the LifeChoice Funds allocate their investments among specific mutual funds.


                                  Expense            Conservative    Moderate    Growth
                                  Ratios             Investor        Investor    Investor
Victory Funds                     (after waivers)    Fund            Fund        Fund


Value Fund                        1.34%              0%-25%          0%-35%      0%-45%

Diversified Stock Fund<F1>        1.02%              0%-30%          0%-40%      0%-50%

Growth Fund                       1.35%              0%-15%          0%-20%      0%-25%

Special Value Fund<F1>            1.40%              0%-20%          0%-25%      0%-30%

Special Growth Fund               1.39%              0%-10%          0%-15%      0%-20%

International Growth Fund<F1>     1.71%              0%-20%          0%-25%      0%-30%

Real Estate Investment Fund       0.83%              0%-20%          0%-20%      0%-20%

Convertible Securities Fund       1.20%              0%-30%          0%-30%      0%-30%

Government Mortgage Fund          0.88%              0%-30%          0%-25%      0%-20%

Investment Quality Bond Fund      1.06%              0%-50%          0%-40%      0%-30%

Fund for Income                   1.00%              0%-35%          0%-25%      0%-15%

Intermediate Income Fund          0.96%              0%-35%          0%-25%      0%-15%

Limited Term Income Fund          0.87%              0%-10%          0%-10%      0%-10%

Financial Reserves Fund<F2>       0.67%              0%-15%          0%-15%      0%-15%

Other Funds

PBHG Growth Fund                  1.25%              0%-20%          0%-20%      0%-20%

Neuberger&Berman Genesis Fund     1.10%              0%-20%          0%-20%      0%-20%


Loomis Sayles Bond Fund --
Institutional Shares              0.75%              0%-15%          0%-20%      0%-20%

Average Weighted Expense Ratios                       1.10%           1.19%       1.27%

<F1> Denotes Class A shares only.

<F2> Total investments in the money market fund may temporarily exceed the
15% maximum due to daily investment of cash flows that are expected to be used for next day settlement of fund purchases by each of the LifeChoice Funds.

The average weighted expense ratios for the LifeChoice Funds' investments in mutual funds are based on a hypothetical portfolio mix that reflects expected investments under current market conditions. These figures are approximations of the LifeChoice Funds' indirect expense ratios associated with their investments in the Underlying Portfolios. The percentage of the LifeChoice Funds' investments in each of the Victory Funds will vary within the ranges shown above and investment in Other Funds will total 15% to 20% of each Fund's total investments.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

An investment in a Fund is not a complete investment program.

This Prospectus describes the principal risks that you may assume as an investor in the LifeChoice Funds. The "Other Securities and Investment Practices" section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for each LifeChoice Fund. As with any mutual fund, there is no guarantee that the LifeChoice Funds will earn income or show a positive total return over time. Each Fund's price, yield, and total return will fluctuate. You may lose money if a LifeChoice Fund's investments do not perform well.

General risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that a Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.

Risks associated with investing in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

* Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest at lower interest rates. Generally, interest rate risk and reinvestment risk have offsetting effects.

* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by nationally recognized statistical rating organizations such as Standard & Poor's (S&P), Fitch, or Moody's Investor Services, Inc. (Moody's).

* Lower-rated securities ("junk bonds"). Lower-rated securities are subject to certain risks in addition to those risks associated with higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities, less liquid than higher-rated securities, and more difficult to evaluate than higher-rated securities.

Risks associated with investing in foreign securities:

* Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. On January 1, 1999 participating nations in the European Economic and Monetary Union introduced a single currency, the euro. This action may present unique uncertainties for securities denominated in currencies that will become components of the euro. Political and economic risks, along with other factors, such as the introduction of the euro, could adversely affect the value of foreign securities.

* Foreign issuer risk. Compared to U.S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Risks associated with investing in mortgage-related securities:

* Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

* Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a LifeChoice Fund's Portfolio Manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risk associated with futures and options contracts:

* Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a LifeChoice Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses.

Risk associated with investing in equity securities:

* Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risk associated with investing in real estate securities:

* Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While a LifeChoice Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs** may be affected by changes in property value, while mortgage REITs*** may be affected by credit quality.

 ** Equity REITs may own property, generate income from rental and lease payments, and offer the potential for growth from property appreciation and periodic capital gains from the sale of property.

*** Mortgage REITs earn interest income and are subject to credit risks, like the chance that a developer may fail to repay a loan.

* Regulatory risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from the registration requirements under federal securities laws.

Important Considerations

* What is a Fund of Funds?

A fund of funds is an investment company that pursues its investment objective by investing primarily in shares of other mutual funds. These mutual funds themselves invest in different combinations of equity securities, fixed income and specialty securities, or cash reserves.

* What are the Benefits of Investing in a Fund of Funds?

There are thousands of mutual funds available for investment, with many different objectives, strategies, and policies. Choosing the right balance and mix of mutual funds to meet your needs can be difficult and time-consuming. The LifeChoice Funds offer an efficient and cost-effective alternative to achieving your long-term investment goals by providing access to three different, yet comprehensive, portfolio mixes. You simply select the LifeChoice Fund strategy that you think is right for your level of risk tolerance. KAM manages the selection and allocation of underlying mutual funds consistent with the overall strategy for each Fund.

The following examples show some possible characteristics of each investor type andhow the matching portfolio allocation might look. The allocation can change within each designated range based on market conditions and will vary over time.

* CONSERVATIVE INVESTOR

-Investment Objective:
 Income with a moderate level of growth

-Current Age:                          Time Horizon:
 Late 50s through          -OR-        At least 6 years
 retirement

-Risk Tolerance:
 Low to moderate

Equity                                    40%
Money Market                               3%
Fixed Income/Specialty                    57%

                                       Ranges

Equity                                 30-50%
Fixed Income/Specialty
Specialty                              50-70%
Money Market                            0-15%

If you seek income but are also concerned about protecting the value of your investment, have a shorter time horizon and a lower tolerance for volatility, you might find the Conservative Investor Fund to be a suitable investment.

* MODERATE INVESTOR

-Investment Objective:
 Growth with a moderate level of income

-Current Age:                          Time Horizon:
 Early 40s to              -OR-        At least 8 years
 late 50s

-Risk Tolerance:
 Moderate to high

Equity                                    60%
Money Market                               3%
Fixed Income/Specialty                    37%

                                       Ranges

Equity                                 50-70%
Fixed Income
Specialty                              30-50%
Money Market                            0-15%

If you seek capital appreciation, with some income, have a longer time horizon and moderate tolerance for volatility, you might find the Moderate Investor Fund to be a suitable investment.

* GROWTH INVESTOR

-Investment Objective:
 Growth

-Current Age:                          Time Horizon:
 20s to Early 40s          -OR-        At least 9 years

-Risk Tolerance:
 High

Equity                                    80%
Money Market                               3%
Fixed Income/Specialty                    17%

                                       Ranges

Equity                                 70-90%
Fixed Income
Specialty                              10-30%
Money Market                            0-15%

If you seek potential for capital appreciation with a longer time horizon and a higher tolerance for volatility, you might find the Growth Investor Fund to be a suitable investment.

You should consult with your Investment Professional to help determine your investment objectives and risk tolerance.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Each LifeChoice Fund calculates its share price, called its "net asset value" (NAV), each business day at the close of trading on the New York Stock Exchange Inc. (NYSE), which is normally at 4:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day. A business day is a day on which the Federal Reserve Bank of Cleveland and the NYSE are open or any day in which enough trading has occurred in the securities held by a LifeChoice Fund to materially affect the NAV. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

A LifeChoice Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares if an Underlying Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

The LifeChoice Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

You can find a LifeChoice Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets.

Dividends, Distributions, and Taxes

Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the LifeChoice Funds' investments. The LifeChoice Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. A LifeChoice Fund will distribute short-term gains, as necessary, and normally will pay any long-term capital gains once a year. As with any investment, you should consider the tax consequences of an investment in a LifeChoice Fund.

Ordinarily, each LifeChoice Fund declares and pays dividends quarterly.

Distributions can be received in one of the following ways.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account
Application, you will be assigned this option automatically.

Cash Option

You will be mailed a check no later than 7 days after the dividend payment date.

Income Earned Option

You can automatically reinvest your dividends in your Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Dividends Option

In most cases, you can automatically reinvest distributions in shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, a Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

* Important Information about Taxes

Each LifeChoice Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Ordinary dividends from a LifeChoice Fund are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long a Fund holds certain assets.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from a LifeChoice Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from a Fund.

* An exchange of a LifeChoice Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from each Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

The following table provides general guidelines for potential federal income tax liability when you sell or exchange shares of a Fund (unless your investment is in a tax-deferred retirement plan like an IRA). In general, distributions are taxable as follows:

                                               Tax Rate for
                             Tax Rate for      28% Bracket
Type of Distribution         15% Bracket       or Above

Income dividends             Ordinary          Ordinary
                             income rate       income rate

Short-term capital
gains (Shares sold           Ordinary          Ordinary
up to 12 months              income rate       income rate
after purchase)

Long-term capital
gains (Shares sold
more than 12 months
after purchase)              10%               20%

Starting January 1, 2001 sales of securities held longer than five years will be taxed at special lower rates. This five-year holding period can begin no sooner than January 1, 2001.

Investing with Victory

All you need to do to get started is to fill out an application.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of a LifeChoice Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

The LifeChoice Funds offer only Class A Shares, which have a front-end sales load of 5.75%.

* Calculation of Sales Charges--Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

Your Investment in:

- Conservative Investor Fund         Sales Charge      Sales Charge
- Moderate Investor Fund              as a % of         as a % of
- Growth Investor Fund              Offering Price    Your Investment

Up to $50,000                            5.75%             6.10%

$50,000 up to $100,000                   4.50%             4.71%

$100,000 up to $250,000                  3.50%             3.63%

$250,000 up to $500,000                  2.50%             2.56%

$500,000 up to $1,000,000                2.00%             2.04%

$1,000,000 and above*                    0.00%             0.00%

* There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

* Sales Charge Reductions and Waivers for Class A Shares

You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of a LifeChoice Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A Shares of multiple Victory Funds, (excluding money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Waivers for certain investors:

a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"** and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

b. Investors who purchase shares for trust or other advisory accounts established with KeyCorp or its affiliates.

c. Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Associates and its affiliates, the Victory Group, or invested in a fund of the Victory Group.

d. Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.

e. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

f. Participants in tax-deferred retirement plans that meet at least one of the following requirements: more than $1 million in plan assets; or 100 eligible employees; or if all of the plan's transactions are executed through a single financial institution or service organization which has an agreement to sell the Victory Funds in connection with such accounts.

** Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a LifeChoice Fund.

If you buy shares directly from the Funds and your investment is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern
Time), your purchase will be processed the same day using that day's share price.

Make your check payable to:

The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

Regular U.S. Mail Address

Send a completed Account Application with your check, bank draft, or money order to:

*

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

Overnight Mail Address

Use the following address ONLY for overnight packages.

*

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184

PHONE: 800-539-FUND

Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

*

State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
  Account #9905-201-1

For Further Credit to Account #
 (insert account number, name,
 and confirmation number
 assigned by the Transfer Agent)

Telephone Number

*

Victory at:
800-539-FUND
(800-539-3863)

FAX Number:
800-529-2244

Telecommunication Device for the Deaf (TDD):
800-970-5296

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

* ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the LifeChoice Funds do not charge a fee for ACH transfers.

* Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in your account statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the LifeChoice Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

* Systematic Investment Plan

Systematic Investment Plan. To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a LifeChoice Fund.

*Retirement Plans

You can use the LifeChoice Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the LifeChoice Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, ($100 for IRAs), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.

You can sell shares of one fund of the Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges.

You can exchange shares of a Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of a Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you would like to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* Shares of a Fund may be exchanged at relative net asset value. This means that if you own Class A shares of the Fund, you can only exchange them for Class A shares of another fund and not pay a sales charge.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day.

* Effective April 1, 1999, each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases. You will earn dividends up to and including the date a Fund processes your redemption request.

If your request is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern Time), your redemption will be processed the same day.

By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously  designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing
House (ACH).

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

By Mail

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to  the address on your account;

* The check is not being made payable to the owner of the account; or

* The redemption proceeds are being transferred to another Victory Group account with a different registration.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

By Wire

If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

By ACH

Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

* Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

* Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.

* A LifeChoice Fund may suspend your right to redeem your shares in the following circumstances:

* During non-routine closings of the NYSE, or when trading on the NYSE is restricted;

* When an emergency prevents the sale or valuation of the LifeChoice Fund's securities; or

*When the Securities and Exchange Commission (SEC) orders a suspension to protect the LifeChoice Fund's shareholders.

* Each LifeChoice Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each LifeChoice Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to the Fund's shareholders. Each of these organizations is paid a fee for its services.

* About Victory

Each LifeChoice Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

* The Investment Adviser and Sub-Administrator

Each LifeChoice Fund has an Advisory Agreement which is one of its most important contracts. KAM, a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 1998, KAM was paid a management fee based on a percentage of the average daily net assets of each LifeChoice Fund at an annual rate of 0.13%.

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each LifeChoice Fund's average daily net assets to perform some of the administrative duties for the Funds.

* Portfolio Management

The LifeChoice Allocation Committee of KAM manages each Fund's investments. No one person is primarily responsible for making investment recommendations. The Committee is responsible for the selection of and allocation among the Underlying Portfolios. Each individual listed below, other than Anthony Aveni, has been a member of the Committee since the LifeChoice Funds' inception. Mr. Aveni has been a member of the Committee since January 1999.

* Victory LifeChoice Funds -- Asset Allocation Committee

Anthony Aveni is a Director, Chief Investment Officer, and a Senior Managing Director with KAM and has been associated with KAM or an affiliate since 1981.

Christopher K. Dyer is a Managing Director with KAM and has been associated with KAM or an affiliate since 1985. As Managing Director of Retirement Product Development, Mr. Dyer is responsible for the product management of mutual funds distributed to the retirement market as well as the management of KeyCorp's retail retirement products.

Terry D. Taylor is a Director with KAM and has been associated with KAM or an affiliate since 1974. As a Director of Portfolio Analysis at KAM, Mr. Taylor is responsible for mutual fund evaluation and oversees the products used in several distribution channels.

R. Kirk Williamson is a Managing Director with KAM, has earned his Chief Financial Adviser designation, and has been associated with KAM or an affiliate since 1986. A Managing Director of Portfolio Analysis at KAM, he provides asset allocation, portfolio analysis, and performance measurement support for all KAM product areas.

* Shareholder Servicing Plan

The LifeChoice Funds have adopted a Shareholder Servicing Plan. The shareholder servicing agent performs a number of services for its customers who are shareholders of the LifeChoice Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a LifeChoice Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The LifeChoice Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The LifeChoice Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

The Funds are supervised by the Board of Trustees who monitors the services provided to investors.

OPERATIONAL STRUCTURE OF THE FUNDS

Trustees                            Adviser

Shareholders

Financial Services Firms and their Investment Professionals

Advise current and prospective shareholders on their Fund investments.

Transfer Agent/Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Boston Financial Data Services
Two Heritage Drive
Quincy, MA 02171

Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

Administrator, Distributor, and Fund Accountant

BISYS Fund Services and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Funds.

Custodian

Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Funds' investments and cash, and settles trades made by the Funds.

Sub-Administrator

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Funds.

If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.

* Share Classes

The LifeChoice Funds currently offer only the class of shares described in this Prospectus, but at some future date, the Funds may offer additional classes of shares through a separate prospectus.

* Code of Ethics

The LifeChoice Funds and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

* Banking Laws

The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

Performance

The Victory Funds may advertise the performance of each LifeChoice Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each LifeChoice Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper Analytical Services, Inc., and industry publications such as Morningstar, Business Week, or Forbes. You also should see the "Investment Performance" section for the LifeChoice Fund in which you would like to invest.

* Year 2000 Issues

Like all mutual funds, the LifeChoice Funds could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The risk of such a computer failure may be greater as it relates to investments in foreign countries. The LifeChoice Funds' service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the LifeChoice Funds. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to a Fund.

* Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the LifeChoice Funds will send only one copy of any financial reports, prospectuses and their supplements.

Other Securities and Investment Practices

The following table lists the types of securities the Victory Funds may purchase under normal market conditions. All Underlying Portfolios will not buy all of the securities listed below. For cash management or for temporary defensive purposes in response to market conditions, each Victory Fund, including the LifeChoice Funds, may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Victory Fund to fail to meet its investment objective. For more information on ratings, detailed descriptions of each of the investments, and a more complete description of which Victory Funds can invest in certain types of securities, see the SAI.

U.S. Equity Securities. Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.


Equity Securities of Companies Traded on Foreign Exchanges. Can include common stock and securities convertible into stock of non-U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges. Can include common stock, preferred stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

Preferred Stock. A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.

U.S. Corporate Debt Obligations. Debt instruments issued by U.S.
corporations. They may be secured or unsecured.

*Mortgage-Backed Securities. Instruments secured by a mortgage or pools of mortgages.

Collateralized Mortgage Obligations. Debt obligations that are secured by mortgage-backed certificates. Some are issued by U.S. government agencies and instrumentalities.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.

Short-term Debt Obligations. Includes bankers' acceptances, certificates of deposit, prime quality commercial paper, Eurodollar obligations, variable and floating rate notes, cash, and cash equivalents.

When-Issued and Delayed-Delivery Securities. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.

*Receipts. Separately traded interest or principal components of U.S. Government Securities.

*Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index. Each Fund may, but is not required to, use derivative instruments for any of the following reasons:

-To hedge against adverse changes in the market value of securities

-As a temporary substitute for purchasing or selling securities or foreign currencies

-In limited situations, to attempt to profit from anticipated market developments

Repurchase Agreements. An agreement to sell and repurchase a security at a stated price plus interest. The seller's obligation to a Fund is secured by collateral. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.

*Futures Contracts and Options on Futures Contracts. Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, foreign currencies or for temporary cash management purposes.

*Options. A Fund may write, or sell, a covered call option on a security that it owns or on an index to hedge its position or generate additional income.

*Zero Coupon Bonds. These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

Variable & Floating Rate Securities. Investment grade instruments, some of which may be illiquid, with interest rates that reset periodically.

Real Estate Investment Trusts. Shares of ownership in real estate investment trusts or mortgages on real estate.

Investment Company Securities. Shares of other mutual funds with similar investment objectives. The following limitations apply: (1) No more than 5% of a Fund's total assets may be invested in one mutual fund, (2) a Fund and its affiliates may not own more than 3% of the securities of any one mutual fund, and (3) no more than 10% of a Fund's total assets may be invested in combined mutual fund holdings.

Securities Lending. To generate additional income, a Fund may lend its portfolio securities. A Fund will receive collateral for the value of the security plus any interest due. A Fund only will enter into loan arrangements with entities that the Adviser has determined are creditworthy. Subject to an exemptive order from the SEC, Key Trust Company of Ohio, N.A., the Funds' Custodian and lending agent, may earn a fee based on the amount of income earned on the investment of collateral.

Financial Highlights                          The LifeChoice Funds

The Financial Highlights table is intended to help you understand each LifeChoice Fund's financial performance for the past two years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the period from December 1, 1997 to October 31, 1998 and the period from December 31, 1996 to November 30, 1997 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the LifeChoice Funds, are included in the Funds' annual report, which is available by calling the Fund at 800-539-FUND.



                                    LifeChoice                LifeChoice                LifeChoice
                                    Conservative              Moderate                  Growth
                                    Investor Fund             Investor Fund             Investor Fund

                                 Period       Period       Period       Period       Period       Period
                                 Ended        Ended        Ended        Ended        Ended        Ended
                                 October 31,  November 30, October 31,  November 30, October 31,  November 30,
                                 1998<F3>     1997<F2>     1998<F4>     1997<F2>     1998<F5>     1997<F2>


Net Asset Value,
  Beginning of Period            $10.89       $10.00       $ 11.19      $10.00       $ 11.44      $10.00

Investment Activities
  Net investment income            0.37         0.31          0.24        0.20          0.13        0.11
  Net realized and
    unrealized gains (losses)
    from investments              (0.12)        0.84<F8>     (0.14)       1.16         (0.07)       1.43

      Total from
        Investment Activities      0.25         1.15          0.10        1.36          0.06        1.54

Distributions
  Net investment income           (0.39)       (0.26)        (0.26)      (0.17)        (0.14)      (0.10)
  Net realized gains              (0.03)          --         (0.09)         --         (0.28)         --

      Total Distributions         (0.42)       (0.26)        (0.35)      (0.17)        (0.42)      (0.10)

Net Asset Value,
  End of Period                  $10.72       $10.89       $ 10.94      $11.19       $ 11.08      $11.44

Total Return                       2.29%<F6>   11.62%<F6>     0.90%<F6>  13.64%<F6>     0.52%<F6>  15.46%<F6>

Ratios/Supplementary Data:
Net Assets at end
  of period (000)                $7,633       $9,137       $19,128      $7,728       $12,018      $7,515
Ratio of expenses to
  average net assets               0.23%<F7>    0.29%<F7>     0.22%<F7>   0.27%<F7>     0.23%<F7>   0.30%<F7>
Ratio of net investment income
  to average net assets            3.72%<F7>    3.41%<F7>     2.32%<F7>   2.26%<F7>     1.19%<F7>   0.81%<F7>
Ratio of expenses to
  average net assets<F1>           1.50%<F7>    5.18%<F7>     0.93%<F7>   3.32%<F7>     1.16%<F7>   3.67%<F7>
Ratio of net investment income
  to average net assets<F1>        2.45%<F7>   (1.48)%<F7>    1.61%<F7>  (0.79)%<F7>    0.26%<F7>  (2.56)%<F7>
Portfolio Turnover                   78%          19%           42%         50%           30%        106%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Income & Growth Fund became the
Victory LifeChoice Conservative Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Income & Growth Fund.

<F4> Effective March 23, 1998, the KeyChoice Moderate Growth Fund became the
Victory LifeChoice Moderate Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Moderate Growth Fund.

<F5> Effective March 23, 1998, the KeyChoice Growth Fund became the Victory
LifeChoice Growth Investor Fund.Financial highlights prior to March 23, 1998 represent the KeyChoice Growth Fund.

<F6> Not annualized.

<F7> Annualized.

<F8> The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

* Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

* Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

* How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

By mail:                          The Victory Funds
                                  P. O. Box 8527
                                  Boston, MA 02266-8527

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND.
(800-539-3863)


(LOGO)(R)
Victory Funds

PRINTED ON RECYCLED PAPER

Investment Company Act File Number. 811-4852

VF-VLCF-PRO (3/99)

(Logo) (R)

Victory Funds

PROSPECTUS

BALANCED
FUND

CONVERTIBLE
SECURITIES FUND

REAL ESTATE
INVESTMENT FUND

As with all mutual funds, the Securities and Exchange Commission has not approved any Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Call Victory at:
800-539-FUND (800-539-3863)

March 1, 1999

The  Victory  Portfolios

TABLE OF CONTENTS
*
Introduction  1

RISK/RETURN SUMMARY for each of the Funds
An analysis which includes the investment objective, principal strategies, principal risks, performance and expenses of each Fund.
Balanced Fund  2

Convertible Securities Fund  4

Real Estate Investment Fund  6

Risk Factors  8

Share Price  11

Dividends, Distributions, and Taxes  11

Investing with Victory 14

*Choosing a Share Class 14

*How to Buy Shares 17

*How to Exchange Shares 19

*How to Sell Shares 20

Organization and Management of the Funds  21

Additional Information  24

Other Securities and Investment Practices  25

Financial Highlights

Balanced Fund  27

Convertible Securities Fund  28

Real Estate Investment Fund  29

Appendix  30

KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGIES

The goals and the strategies that
a Fund plans to use to pursue
its investment objective.

Risk Factors

The risks you may assume
as an investor in a Fund.

PERFORMANCE

A summary of the historical
performance of a Fund.

Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.

Shares of the Funds are:
* Not insured by the FDIC;
* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank; * -Subject to possible investment risks, including possible loss of the principal amount invested.

This Prospectus explains the objectives, policies, risks, performance, strategies, and expenses of the Shares of the three following Victory Funds (the Funds).

Key Asset Management Inc., which we will refer to as the "Adviser" or "KAM" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for Future reference.

Investment Objective and Strategy

Objective

The Balanced Fund seeks to provide income and long-term growth of capital.

The Convertible Securities Fund seeks a high level of current income together with long-term capital appreciation.

The Real Estate Investment Fund seeks to provide total return through investments in real estate-related securities.

Strategy

Each Fund pursues its investment objectives by investing primarily in equity securities. The Balanced Fund also invests a portion of its assets in debt securities. However, each Fund has unique investment strategies and its own risk/reward profile. Please review the "Risk/Return Summary" and "Other Securities and Investment Practices" for an overview of each Fund.

Risk Factors

The following risk factors distinguish these Funds from each other and other funds with different investment policies and strategies. Certain Funds also may share many of the same risk factors.

*Each Fund invests primarily in
equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions.

*The Balanced Fund and the Convertible Securities
Fund are subject to the risks of both equity and debt securities, since both Funds are permitted to invest in both types of securities.

*The Real Estate
Investment Fund is subject to the risks of both equity and real estate securities. There are other potential risks discussed in each "Risk/Return Summary" and in "Risk Factors."

Who May Want to Invest in the Funds

*Investors who want a diversified portfolio

*Investors willing to accept the risk of price and dividend fluctuations

*Investors willing to accept higher short-term risk along with higher potential long-term returns

*Long-term investors with a particular goal, like saving for retirement or a child's education

Fees and Expenses

The Convertible Securities Fund and Real Estate Investment Fund offer only Class A Shares. The Balanced Fund offers both Class A and Class B Shares. See "Choosing a Share Class."

If you purchase Class A Shares of a Fund, you may pay a sales charge of up to 5.75% of the offering price, depending on the Fund in which you invest and the amount you invest. If you purchase Class B Shares of a Fund, you will not pay an initial sales charge; however, you may pay a deferred sales charge if you sell your shares within six years of purchase, and you will pay additional distribution expenses. In either case, you also will incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Choosing a Share Class."

The following pages provide you with an
overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs. You also should review "Other Securities and Investment Practices" for additional information about the individual securities in which the Funds can invest.

BALANCED FUND Risk/Return Summary

Investment Objective

The Balanced Fund seeks to provide income and long-term growth of capital.

Principal Investment Strategies

The Balanced Fund pursues its investment objective by investing in equity securities and fixed income securities. The Balanced Fund may invest in any type or class of security.

Under normal market conditions, the Balanced Fund will:

* Invest 40% to 75% of its total assets in equity securities and securities convertible or exchangeable into common stock

* Invest at least 25% of its total assets in fixed income securities and preferred stocks

* Invest up to 10% of its total assets in equity securities (including American Depositary Receipts (ADRs)) of foreign companies that derive more than 50% of their gross revenues from, or have more than 50% of their assets, outside the United States.

Important Characteristics of the Balanced Fund's Investments:

In making investment decisions involving Equity Securities, the Adviser considers:

* The growth and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides

* The financial condition of the company

* The price of the security and how that price compares to historical price levels, to current price levels in the general market, and to prices of competing companies; projected earnings estimates; and the earnings growth rate of the company

In making investment decisions involving Debt Securities, the Adviser considers:

* Quality: The Balanced Fund primarily purchases investment-grade debt securities.

* Maturity: The average weighted maturity of the Balanced Fund's fixed income securities will range from 5 to 15 years. This range may be changed in response to changes in market conditions.

In making investment decisions involving Preferred Stock, the Adviser considers:

* The issuer's financial strength, including its historic and current financial condition

* The issuer's projected earnings, cash flow, and borrowing requirements

* The issuer's continuing ability to meet its obligations

The Balanced Fund's higher portfolio turnover rate may result in higher expenses and taxable gain distributions. The Balanced Fund may, but is not required to, use derivative contracts. Please refer to the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Balanced Fund is subject to the following principal risks, more fully described in "Risk Factors." The Balanced Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Balanced Fund declines

* A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

* A company's earnings do not increase as expected

* Interest rates rise

* An issuer's credit quality is downgraded

* The Balanced Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

* Hedges created by using
derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

By itself, the Balanced Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and in the level of income they receive from their investment.

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Balanced Fund by showing changes in the Fund's performance as of December 31 from year to year since the inception of the Fund. The table below shows how the Balanced Fund's average annual returns for one year, five years and since inception compare to the returns of two broad-based securities market indices. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Balanced Fund. If the sales charge was reflected, returns would be less than those shown. Returns for Class B Shares would be substantially similar because the shares will be invested in the same portfolio of securities. The annual returns would differ only to the extent that each class has a different expense ratio.

1993        0.37%*
1994       -1.73%
1995       26.11%
1996       14.55%
1997       19.51%
1998       17.91%

* Inception date 12/10/93. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 10.17% (quarter ending December 31, 1998) and the lowest return for a quarter was -4.09% (quarter ending March 31, 1994).

Average Annual Total Returns                             Since
(for the Periods ended          Past        Past         Inception
December 31, 1998)              One Year    5 Years      (12/10/93)

Class A                         17.91%      14.88%       14.78%
Class B1                        16.61%      14.16%       14.08%
Lipper Balanced Fund2           15.09%      13.87%       13.42%
S&P 500 Stock Index3            28.58%      24.06%       23.75%

1 Performance information prior to March 1, 1996, the Class B Shares' inception date, reflects the performance of Class A Shares, which has not been adjusted for the expenses of Class B Shares.

2 The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category.

3 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Balanced Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*      Class A    Class B

Maximum Sales Charge
Imposed on Purchases                       5.75%      NONE
(as a percentage of offering price)
Maximum Sales Charge Imposed               NONE       NONE
on Reinvested Dividends
Deferred Sales Charge                      NONE**     5.00%***
Redemption Fees                            NONE       NONE
Exchange Fees                              NONE       NONE

* You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory -- Calculation of Sales Charges -- Class A."

*** 5% in the first year, declining to 1% in the sixth year, with no charge after the sixth year.

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Balanced Fund. The Balanced Fund pays these expenses from its assets.

Annual Fund Operating Expenses          Class A        Class B

Management Fees                         1.00%          1.00%
Distribution (12b-1) Fees               0.00%          0.75%
Other Expenses1                         0.50%          0.92%
Total Fund Operating Expenses2          1.50%          2.67%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Balanced Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived a portion of its fee so that the Fund's net operating expenses equaled 1.27% for Class A Shares and 2.43% for Class B Shares. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fees and/or reimburse expenses so that the Fund's net operating expenses will equal 1.27% for Class A Shares and 2.51% for Class B Shares. The Adviser may terminate these waivers or reimbursements at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Balanced Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year   3 Years    5 Years   10 Years
Class A                 $719     $1,022     $1,346    $2,263
Class B                 $770     $1,129     $1,515    $2,576

CONVERTIBLE SECURITIES FUND Risk/Return Summary

Investment Objective

The Convertible Securities Fund seeks a high level of current income together with long-term capital appreciation.

Principal Investment Strategies

The Convertible Securities Fund pursues its investment objective by investing at least 65% of its total assets in convertible securities. Investments in securities are not limited by credit quality. Lower quality or lower-rated debt securities are sometimes referred to as "junk bonds."

Under normal market conditions, the Convertible Securities Fund will invest at least 65% of its total assets in:

* Securities convertible into common stocks, such as convertible bonds, convertible notes, and convertible preferred stocks

* Synthetic convertible securities, which are created by combining fixed income securities with the right to acquire equity securities

May invest up
to 35% of its total assets in:

* Corporate debt securities

* Common stock

* U.S. Government securities and high-quality short-term debt obligations

* Preferred stock

* Repurchase agreements

The Convertible Securities Fund also may invest up to 10% of its total assets in foreign debt and equity securities. For more information about other securities in which the Fund can invest, see "Other Securities and Investment Practices" and the Statement of Additional Information (SAI).

The Convertible Securities Fund may, but is not required to, use derivative contracts. Please refer to the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Convertible Securities Fund is subject to the following principal risks, more fully described in "Risk Factors." The Convertible Securities Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

*The market value of securities acquired by the Convertible Securities Fund declines

*A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

*A company's earnings do not increase as expected

*Interest rates rise

*An issuer's credit quality is downgraded

*The Convertible Securities Fund must reinvest interest or sale proceeds at lower rates

*The rate of inflation increases or deflationary conditions affect the value of securities

*Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets

*Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

In addition, the Convertible Securities Fund is subject to the risks related to investments in lower-rated debt securities. By itself, the Convertible Securities Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Convertible Securities Fund by showing changes in the Fund's performance as of December 31 from year to year for the last ten years. The table below shows how the Convertible Securities Fund's average annual returns for one year, five years and ten years compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Convertible Securities Fund. If the sales charge was reflected, returns would be less than those shown.

1989           18.83%
1990           -4.96%
1991           27.69%
1992           11.30%
1993           20.09%
1994           -6.45%
1995           24.30%
1996           19.14%
1997           16.35%
1998           -0.78%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 9.38% (quarter ending March 31, 1991) and the lowest return for a quarter was -10.67% (quarter ending September 30, 1998).

Average Annual Total Returns
(for the Periods ended          Past       Past        Past
December 31, 1998)              One Year   5 Years     10 Years

Class A                         -0.78%      9.85%      11.31%
Lipper Convertible
Securities Fund Index1           2.82%      9.96%      10.82%
S&P 500 Index2                  28.58%     24.06%      18.89%

1 Lipper Convertible Securities Fund Index invests its portfolio primarily in convertible bonds and convertible preferred shares. Lipper Mutual Fund Indices are equally weighted and composed of the largest mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

2 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Convertible Securities Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*                Class A

Maximum Sales Charge Imposed on Purchases            5.75%
(as a percentage of offering price)
Maximum Sales Charge Imposed                         NONE
on Reinvested Dividends
Deferred Sales Charge                                NONE**
Redemption Fees                                      NONE
Exchange Fees                                        NONE

* You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory -- Calculation of Sales Charges -- Class A."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Convertible Securities Fund. The Convertible Securities Fund pays these expenses from its assets.

Annual Fund Operating Expenses                         Class A
Management Fees                                        0.75%
Distribution (12b-1) Fees                              0.00%
Other Expenses1                                        0.50%
Total Fund Operating Expenses2                         1.23%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Convertible Securities Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee so that the Fund's net operating expenses equaled 1.20%. This waiver is no longer in effect.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Convertible Securities Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Convertible Securities Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Convertible Securities Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year      3 Years    5 Years   10 Years
Class A                 $690        $934       $1,197    $1,946

REAL ESTATE INVESTMENT FUND Risk/Return Summary

Investment Objective

The Real Estate Investment Fund seeks to provide total return through investments in real estate-related securities.

Principal Investment Strategies

The Real Estate Investment Fund pursues its investment objective by investing at least 80% of the Fund's total assets in real estate-related companies.

Under normal market conditions, the Real Estate Investment Fund will invest substantially all of its assets in:

*Equity securities (including equity and mortgage real estate investment trusts (REITs)

*Rights or warrants to purchase common stocks

*Securities convertible into common stocks when the Adviser thinks that the conversion will be profitable

*Preferred stocks

The Real Estate Investment Fund also may invest up to 20% of its total assets in securities of foreign real estate companies and ADRs.

The Real Estate Investment Fund may, but is not required to, use derivative contracts. Please refer to the definition of a derivative instrument in the "Other Securities and Investment Practices" section at the end of this Prospectus.

Principal Risks

The Real Estate Investment Fund is subject to the following principal risks, more fully described in "Risk Factors." The Real Estate Investment Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

*The market value of securities acquired by the Real Estate Investment Fund declines

*A particular strategy does not produce the intended result or the Portfolio Manager does not execute the strategy effectively

*Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets

*Hedges created by using derivative instruments, including futures or options contracts, do not respond to economic or market conditions as expected.

The Real Estate Investment fund is a non-diversified fund. As a non-diversified fund, the Real Estate Investment Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Real Estate Investment Fund more susceptible to economic or credit risks.

In addition, the Real Estate Investment Fund is subject to the risks related to direct investment in real estate. By itself, the Real Estate Investment Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Real Estate Investment Fund by showing changes in the Fund's performance as of December 31 from year to year since its inception. The table below shows how the Real Estate Fund's average annual returns for one year and since inception compared to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below is for Class A Shares (without the sales charge) of the Real Estate Investment Fund. If the sales charge was reflected, returns would be less than those shown.

1997        27.28%1
1998       -14.43%

1 Inception date 4/30/97. Return is not annualized.

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 16.46% (quarter ending September 30, 1997) and the lowest return for a quarter was -10.51% (quarter ending September 30, 1998).

Average Annual Total Returns                          Since
 (for the Periods ended                Past           Inception
December 31, 1998)                     One Year       (4/30/97)

Class A                                -14.43%        5.24%
Morgan Stanley REIT Index1             -16.90%        2.17%

1 The Morgan Stanley REIT Index is a capitalization weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Real Estate Investment Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*                Class A
Maximum Sales Charge Imposed on Purchases            5.75%
(as a percentage of offering price)
Maximum Sales Charge Imposed                         NONE
on Reinvested Dividends
Deferred Sales Charge                                NONE**
Redemption Fees                                      NONE
Exchange Fees                                        NONE

* You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory -- Calculation of Sales Charges -- Class A."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Real Estate Investment Fund. The Real Estate Investment Fund pays these expenses from its assets.

Annual Fund Operating Expenses                         Class A
Management Fees                                        1.00%
Distribution (12b-1) Fees                              0.00%
Other Expenses1                                        0.95%
Total Fund Operating Expenses2                         1.95%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Real Estate Investment Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 0.83%. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee and/or reimburse expenses so that the Fund's net operating expenses will equal 1.40%. The Adviser may terminate this waiver at any time.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Real Estate Investment Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Real Estate Investment Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year    3 Years    5 Years   10 Years
Class A                 $762      $1,152     $1,567    $2,719

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

An investment in the Fund is not a complete investment program.

This Prospectus describes the principal risks that you may assume as an investor in the Funds. The "Other Securities and Investment Practices"
section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for each Fund. As with any mutual fund, there is no guarantee that the Funds will earn income or show a positive total return over time. Each Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well.

This table summarizes the principal risks, described in the following pages, to which the Funds are subject.

                                               Convertible    Real Estate
                                 Balanced      Securities     Investment
                                 Fund          Fund           Fund

Market risk, and                 *             *              *
manager risk

Equity risk                      *             *              *

Interest rate risk,
inflation risk,
reinvestment risk,                             *              *
and credit
 (or default) risk

Lower rated
security risk                                  *

Currency risk and/or
foreign issuer risk              *             *              *

Concentration and
diversification risk                                          *

Prepayment risk,
extension risk                                                *

Correlation risk                 *             *              *

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

General risks:

*Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

*Manager risk is the risk that a Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.

Risks associated with investing in equity securities:

*Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investing in debt securities:

*Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

*Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

*Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest at lower interest rates. Generally, interest rate risk and reinvestment risk have offsetting effects.

*Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by nationally recognized statistical rating organizations such as Standard & Poor's (S&P), Fitch, or Moody's Investor Services, Inc. (Moody's).

*Lower-rated securities ("junk bonds"). Lower-rated securities are subject to certain risks in addition to those risks associated with higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities, less liquid than higher-rated securities, and more difficult to evaluate than higher-rated securities.

Risks associated with investing in real estate securities:

*Real Estate Risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While the Real Estate Investment Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs* may be affected by changes in property value, while mortgage REITs** may be affected by credit quality.

* Equity REITs may own property, generate income from rental and lease payments, and offer the potential for growth from property appreciation and periodic capital gains from the sale of property.

** Mortgage REITs earn interest income and are subject to credit risks, like the chance that a developer may fail to repay a loan.

*Regulatory Risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from the registration requirements under federal securities laws.

Risks associated with investing in foreign securities:

*Foreign issuer risk. Compared to U.S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments more volatile than U.S. investments.

Risks associated with investing in mortgage-related securities:

*Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

*Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's Portfolio Manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risk associated with futures and options contracts:

*Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at the close of trading on the New York Stock Exchange, Inc. (NYSE), which is normally at 4:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day. A business day is a day on which the Federal Reserve Bank of Cleveland and the NYSE are open or any day in which enough trading has occurred in the securities held by a Fund to materially affect the NAV. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

The Funds value their investments based on market value. When market quotations are not readily available, the Funds value their investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.


Total        Assets-Liabilities
NAV =    -----------------------------
         Number of Shares Outstanding

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets.

Dividends, Distributions, and Taxes

Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. A Fund will distribute short-term gains, as neccessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, the Balanced Fund declares and pays dividends monthly. The Convertible Securities Fund and the Real Estate Investment Fund declare and pay dividends quarterly. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the pay date.

Income Earned Option

You can automatically reinvest your dividends in your Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Dividends Option

In most cases, you can automatically reinvest distributions in shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, a Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

The tax information in this Prospectus
is provided
as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

*Important Information about Taxes

Each Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

*Ordinary dividends from a Fund are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long a Fund holds certain assets.

*Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

*Dividends from a Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from a Fund.

*An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

*Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

*Tax statements will be mailed from each Fund every January showing the amounts and tax status of distributions made to you.

*Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

*You should review the more detailed discussion of federal income tax considerations in the SAI.

The following table provides general guidelines for potential federal income tax liability when you sell or exchange shares of a Fund (unless your investment is in a tax-deferred retirement plan like an IRA). In general, distributions are taxable as follows:

                                                    Tax Rate for
                             Tax Rate for           28% Bracket
Type of Distribution         15% Bracket            or Above

Income dividends             Ordinary               Ordinary
                             income rate            income rate

Short-term capital
gains (Shares sold           Ordinary               Ordinary
up to 12 months              income rate            income rate
after purchase)

Long-term capital
gains (Shares sold
more than 12 months          10%                    20%
after purchase)

Starting January 1, 2001 sales of securities held longer than five years will be taxed at special lower rates. This five-year holding period can begin no sooner than January 1, 2001.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of a Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Choosing a Share Class

For historical expense information on Class A and B shares, see the financial highlights at the end of this Prospectus.

Some of the Funds described in this Prospectus offer only Class A Shares, while others offer both Class A and B shares of the Funds. The following chart shows which Funds offer one or both classes of shares:

Only Class A Shares                     Both Class A and Class B Shares
Convertible Securities Fund             Balanced Fund
Real Estate Investment Fund

Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

CLASS A

*Front-end sales charges, as described on the next page. There are several ways to reduce these charges.

*Lower annual expenses than Class B shares.

CLASS B

*No front-end sales charge. All your money goes to work for you right away.

*Higher annual expenses than Class A shares.

*A deferred sales charge on shares you sell within 6 years of purchase, as described on the next page.

*Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

* Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                         Sales Charge           Sales Charge
                                         as a % of              as a % of
Your Investment in the Fund              Offering Price         Your Investment

Up to $50,000                            5.75%                  6.10%
$50,000 up to $100,000                   4.50%                  4.71%
$100,000 up to $250,000                  3.50%                  3.63%
$250,000 up to $500,000                  2.50%                  2.56%
$500,000 up to $1,000,000                2.00%                  2.04%
$1,000,000 and above*                    0.00%                  0.00%

* There is no initial sales charge on
purchases of $1 million or more. However, a contingent deferred sales charge
(CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or at
 .50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.

* Sales Charge Reductions and Waivers for Class A Shares

You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A Shares of multiple Victory Funds, (excluding money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Waivers for certain investors:

a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

b. Investors who purchase shares for trust or other advisory accounts established with KeyCorp or its affiliates.

c. Investors who reinvest a
   distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Associates and its affiliates, the Victory Group, or invested in a fund of the Victory Group.

d. Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.

e. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

f. Participants in tax-deferred retirement plans that meet at least one of the following requirements: more than $1 million in plan assets; or 100 eligible employees; or if all of the plan's transactions are executed through a single financial institution or service organization which has an agreement to sell the Victory Funds in connection with such accounts.

There is no CDSC on reinvested dividends. The longer the time between the purchase and sale of shares, the lower the rate of the CDSC.

* Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

* Deferred Sales Charges -- Class B

Shares are offered at their NAV per share, without an initial sales charge. When you sell the shares within six years of buying them, there is a contingent deferred sales charge (CDSC). The CDSC is based on the original purchase cost of your investment or the NAV at the time of redemption, whichever is lower.

Eight years after Class B Shares are purchased, they automatically will convert to Class A Shares. Class A shareholders are not subject to the asset-based sales charge that normally would apply to Class B shares, as described in "Distribution Plan." Also see the SAI for additional details.

Years After            CDSC on Shares
Purchase               Being Sold

0-1                    5.0%
1-2                    4.0%
2-3                    3.0%
3-4                    3.0%
4-5                    2.0%
5-6                    1.0%
After 6 Years          NONE

* Sales Charge Reductions and Waivers for Class B Shares

The CDSC will be waived for the following redemptions:

1. Distributions from retirement plans if the distributions are made:

a. Under the Systematic Withdrawal Plan after age 591/2 for up to 12% of the account value annually; or

b. Following the death or disability of the participant or beneficial owner;

2. Redemptions from accounts other than retirement accounts following the death or disability of the shareholder;

3. Returns of excess contributions to retirement plans;

4. Distributions of less than 12% of the annual account value under a Systematic Withdrawal Plan;

5. Shares issued in a plan of reorganization sponsored by Victory, or shares redeemed involuntarily in a similar situation.

How to Buy Shares

FAX Number:
800-529-2244

Telecommunication Device for the Deaf (TDD):
800-970-5296

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy shares directly from the Funds and your investment is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern Time), your purchase will be processed the same day using that day's share price.

Make your check payable to:
The
Victory
Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

Regular U.S. Mail Address

Send a completed Account Application with your check, bank draft, or money order to:
*
The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

Overnight Mail Address

Use the following address ONLY for overnight packages.
*
The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
PHONE: 800-539-FUND

Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a control number.
*
State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

For Further Credit to Account #
(insert account number, name,
and confirmation number assigned
by the Transfer Agent)

Telephone Number
*
Victory at:
800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

* ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

* Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in your account statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

* Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.

* Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.

You can sell shares of one fund of the Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges.

You can exchange shares of a Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange Shares of a Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you would like to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* Shares of a Fund may be exchanged at relative net asset value. This means that if you own Class A Shares of the Fund, you can only exchange them for Class A Shares of another fund and not pay a sales charge. The same rules apply to Class B Shares.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Effective April 1, 1999, each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases. You will earn dividends up to and including the date a Fund processes your redemption request.

If your request is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern Time), your redemption will be processed the same day.

By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing
House (ACH).

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

By Mail

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account; or

* The redemption proceeds are being transferred to another Victory Group account with a different registration.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

By Wire

If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

By ACH

Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

* Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

* Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.

* A Fund may suspend your right to redeem your shares in the following circumstances:

* During non-routine closings of the NYSE, or when trading on the NYSE is restricted;

* When an emergency prevents the sale or valuation of the Fund's securities; or

* When the Securities and Exchange Commission (SEC) orders a suspension to protect the Fund's shareholders.

*Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

* About Victory

Each Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.

* The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to each of the Funds. KAM, a subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 1998, KAM was paid management fees based on a percentage of the average daily net assets of each Fund as shown in the following table.

Balanced Fund                          0.76%
Convertible
Securities Fund                        0.75%
Real Estate
Investment Fund                        0.11%

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for their services.

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for

* Portfolio Management

Denise Coyne and Richard T. Heine are the Portfolio Managers of the Balanced Fund, and together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Heine has been the Portfolio Manager of the Balanced Fund since its inception in December 1993. He is a Portfolio Manager and Director of KAM, and has been associated with KAM or its affiliates since 1976. Ms. Coyne has been a Portfolio Manager of the Balanced Fund since January 1995. She is a Portfolio Manager and Director for KAM, and has been associated with KAM or its affiliates since 1985.

Richard A. Janus and James K. Kaesberg are the Portfolio Managers of the Convertible Securities Fund, positions they have held since April, 1996, and together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Janus is a Senior Managing Director of KAM, and has been associated with KAM or since 1977. Mr. Kaesberg is a Portfolio Manager and Managing Director of Convertible Securities Investments for KAM, and has been associated with KAM or its affiliates since 1985.

Patrice Derrington and Richard E. Salomon are the Portfolio Managers of the Real Estate Investment Fund, and together are primarily responsible for the day-to-day management of the Fund's portfolio. They have been the Fund's Portfolio Managers since its inception. Ms. Derrington is a Managing Director and Portfolio Manager of KAM, and has been associated with KAM or its affiliates since 1991. Mr. Salomon is a Director of, and a Senior Managing Director with KAM and has been associated with KAM or its affiliates since 1982.

* Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan for each class of shares of the Funds. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

* Distribution Plan

In accordance
with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class B Shares of the Balanced Fund. Victory pays the Distributor an annual asset-based sales charge of up to 0.75%. The fee is computed on the average daily net assets of those shares. The Distributor then uses the asset-based sales charge to recoup these sales commissions and the costs for financing them. Victory has adopted a Distribution and Service Plan for the Real Estate Investment Fund, but this Fund does not pay expenses under this plan. See the SAI for more details regarding this plan.

Because Rule 12b-1 fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds are supervised by the Board of Trustees who monitors the services provided to investors.

OPERATIONAL STRUCTURE OF THE FUNDS

Trustees                            Adviser

Shareholders

Financial Services Firms and
their Investment Professionals

Advise current and prospective shareholders on their Fund investments.

Transfer Agent/Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Boston Financial Data Services
Two Heritage Drive
Quincy, MA 02171

Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

Administrator, Distributor,
and Fund Accountant

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Funds, distributes shares through Investment Professionals, and calculates the value of shares.
As Administrator, handles the
day-to-day activities of the Funds.

Custodian

Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Funds' investments and cash, and settles trades made by the Funds.

Sub-Administrator

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Funds.

If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.

* Share Classes

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares through a separate prospectus.

* Code of Ethics

The Funds and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

* Banking Laws

The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

* Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper Analytical Services, Inc., and industry publications such as Morningstar, Business Week, or Forbes. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

* Year 2000 Issues

Like all mutual funds, the Funds could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The risk of such a computer failure may be greater as it relates to investments in foreign countries. The Funds' service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Funds. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value.

* Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds will send only one copy of any financial reports, prospectuses and their supplements.

Other Securities and Investment Practices The following table lists the types of securities the Funds may purchase under normal market conditions. All Funds will not buy all of the securities listed below. For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective. For more information on ratings and detailed descriptions of each of the investments, see the SAI. For a more complete description of which Funds can invest in certain types of securities, see the SAI.

U.S. Equity Securities. Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges. Can include common stock, preferred stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

Preferred Stock. A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.

U.S. Corporate Debt Obligations. Debt instruments issued by U.S. corporations. They may be secured or unsecured.

1 Mortgage-Backed Securities. Instruments secured by a mortgage or pools of mortgages.

Collateralized Mortgage Obligations. Debt obligations that are secured by mortgage-backed certificates. Some are issued by U.S. government agencies and instrumentalities.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.

Short-term Debt Obligations. Includes bankers' acceptances, certificates of deposit, prime quality commercial paper, Eurodollar obligations, variable and floating rate notes, cash, and cash equivalents.

When-Issued and Delayed-Delivery Securities. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.

1 Receipts. Separately traded interest or principal components of U.S. Government securities.

Repurchase Agreements. An agreement to sell and repurchase a security at a stated price plus interest. The seller's obligation to a Fund is secured by collateral. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.


1 Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index.
Each Fund may, but is not required to, use derivative instruments for any of the following reasons:
   * To hedge against adverse changes in the market value of securities
   * As a temporary substitute for purchasing or selling securities
   * In limited situations, to attempt to profit from anticipated market developments

1 Futures Contracts and Options on Futures Contracts. Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, foreign currencies or for temporary cash management purposes.

1 Options. A Fund may write, or sell, a covered call option on a security that it owns or on an index to hedge its position or generate additional income.

Zero Coupon Bonds. These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

1 Variable & Floating Rate Securities. Investment grade instruments, some of which may be illiquid, with interest rates that reset periodically.

Real Estate Investment Trusts. Shares of ownership in real estate investment trusts or mortgages on real estate.

Investment Company Securities. Shares of other mutual funds with similar investment objectives. The following limitations apply: (1) No more than 5% of a Fund's total assets may be invested in one mutual fund, (2) a Fund and its affiliates may not own more than 3% of the securities of any one mutual fund, and (3) no more than 10% of a Fund's total assets may be invested in combined mutual fund holdings.

Securities Lending. To generate additional income, a Fund may lend its portfolio securities. A Fund will receive collateral for the value of the security plus any interest due. A Fund only will enter into loan arrangements with entities that the Adviser has determined are creditworthy. Subject to an exemptive order from the SEC, Key Trust Company of Ohio, N.A., the Funds' Custodian and lending agent, may earn a fee based on the amount of income earned on the investment of collateral.

Financial Highlights Balanced Fund

The Financial Highlights table is intended to help you understand the Balanced Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A and Class B Shares of the Balanced Fund. The financial highlights for the four fiscal years ended October 31, 1998 and the period from December 10, 1993 through October 31, 1994 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Balanced Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                                                        Before designation
                                           Class A Shares                     Class B Shares            of Class B Shares
                                                                                            Mar. 1,
                                    Year       Year        Year        Year       Year      1996        Year      Dec. 10,
                                    Ended      Ended       Ended       Ended      Ended     through     Ended     1993 to
                                    Oct. 31,   Oct. 31,    Oct. 31,    Oct. 31,   Oct. 31,  Oct. 31,    Oct. 31,  Oct. 31,
                                    1998       1997        1996<F4>    1998       1997      1996<F4>    1995      1994<F1>
Net Asset Value,
 Beginning of Period                $  13.87   $  12.33    $  11.01    $13.88     $12.34    $11.51     $   9.62  $  10.00

Income from Investment
  Activities
   Net investment income                0.37       0.36        0.36      0.21       0.19      0.14         0.41      0.33
   Net realized and unrealized
   gains (losses) from investments
   and foreign currencies               1.54       1.90        1.39      1.54       1.89      0.85         1.40     (0.39)
      Total from
      Investment Activities             1.91       2.26        1.75      1.75       2.08      0.99         1.81     (0.06)

Distributions
   Net investment income               (0.37)     (0.35)      (0.36)    (0.21)     (0.17)    (0.14)       (0.41)    (0.32)
   In excess of net
   investment income                      --         --          --        --         --     (0.02)       (0.01)       --
   Net realized gains                  (0.74)     (0.37)      (0.07)    (0.74)     (0.37)       --           --        --
       Total Distributions             (1.11)     (0.72)      (0.43)    (0.95)     (0.54)    (0.16)       (0.42)    (0.32)

Net Asset Value, End of Period      $  14.67   $  13.87    $  12.33    $14.68     $13.88    $12.34     $  11.01  $   9.62

Total Return (excludes
sales charges)                         14.55%     19.02%      16.27%    13.27%     17.43%    15.73%<F5>   19.24%    (0.57)%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)     $418,807   $342,933    $273,553    $6,276     $3,291    $1,432     $201,073  $127,285
Ratio of expenses to
  average net assets                    1.27%      1.25%       1.27%     2.43%      2.56%     2.46%<F3>    0.98%     0.87%<F3>
Ratio of net investment income
  to average net assets                 2.54%      2.69%       3.14%     1.36%      1.36%     1.78%<F3>    4.05%     3.97%<F3>
Ratio of expenses to
  average net assets<F7>                1.50%      1.36%       1.43%     2.67%      2.95%     2.67%<F3>    1.36%     1.49%<F3>
Ratio of net investment income
  to average net assets<F7>             2.31%      2.58%       2.98%     1.12%      0.97%     1.57%<F3>    3.67%     3.35%<F3>
Portfolio turnover<F6>                   231%       109%         80%      231%       109%       80%          69%      118%


<F1> Period from commencement of operations.

<F2> Not annualized

<F3> Annualized.

<F4> Effective March 1, 1996, the Balanced Fund designated the existing shares as Class A Shares and began offering Class B Shares.

<F5>Represents total return for the Balanced Fund for the period November 1,
1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for Class B Shares for the period from March 1, 1996 through October 31, 1996 was 8.72%.

<F6> Portfolio turnover is calculated on the basis of the Balanced Fund as a whole without distinguishing between the classes of shares issued.

<F7> During the period certain fees were voluntarily reduced and/or reimbursed.
If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.



Financial Highlights Convertible Securities Fund

The Financial Highlights table is intended to help you understand the Convertible Securities Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Convertible Securities Fund. The financial highlights for the eleven months ended October 31, 1998 and the five fiscal years ended November 30, 1997 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Convertible Securities Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.

                                        Eleven
                                        Months         Year            Year            Year            Year          Year
                                        Ended          Ended           Ended           Ended           Ended         Ended
                                        Oct. 31,       Nov. 30,        Nov. 30,        Nov. 30,        Nov. 30,      Nov. 30,
                                        1998<F1>       1997            1996            1995            1994          1993
Net Asset Value,
Beginning of Period                     $  14.33       $  13.55        $ 12.16         $ 11.05         $ 12.48       $ 10.98

   Net investment income                    0.58           0.62           0.65            0.60            0.61          0.57
   Net realized and unrealized
   gains (losses) from investments         (1.08)          1.43           1.68            1.50           (1.12)         1.79

       Total from
       Investment Operations               (0.50)          2.05           2.33            2.10           (0.51)         2.36

Less dividends and distributions:
   Dividends from net
     investment income                     (0.54)         (0.65)         (0.62)          (0.61)          (0.61)        (0.57)
   Distributions from net
     realized gains                        (1.07)         (0.62)         (0.32)          (0.38)          (0.31)        (0.29)

       Total Dividends
         and Distributions                 (1.61)         (1.27)         (0.94)          (0.99)          (0.92)        (0.86)

Net Asset Value, End of Period          $  12.22       $  14.33        $ 13.55         $ 12.16         $ 11.05       $ 12.48

Total Return                               (3.69)%<F2>    16.26%         20.28%          20.43%          (4.36)%       22.42%

Ratios/Supplementary Data:
Net assets at end of period (000)       $108,069       $104,982        $81,478         $68,212         $58,845       $64,537
Ratio of expenses to
  average net assets                        1.20%<F3>      1.34%          1.31%           1.31%           1.30%         1.24%
Ratio of net investment income
  to average net assets                     4.60%<F3>      4.75%          5.17%           5.36%           5.20%         4.75%
Portfolio turnover rate                       77%            77%            40%             52%             49%           30%


<F1> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible Securities Fund. Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.

<F2> Not annualized.

<F3> Annualized.



Financial Highlights  Real Estate Investment Fund

The Financial Highlights table is intended to help you understand the Real Estate Investment Fund's financial performance for the past two years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

These financial highlights reflect historical information about Class A Shares of the Convertible Securities Fund. The financial highlights for the fiscal year ended October 31, 1998 and the period from April 30, 1997 to October 31, 1997 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Real Estate Investment Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                                                              Apr. 30,
                                                                                       Year                   1997
                                                                                       Ended                  through
                                                                                       Oct. 31,               Oct. 31,
                                                                                       1998                   1997<F1>
Net Asset Value, Beginning of Period                                                   $ 12.07                $10.00

Investment Activities
   Net investment income                                                                  0.50                  0.23
   Net realized and unrealized gains (losses) from investments                           (1.90)                 2.01

       Total from Investment Activities                                                  (1.40)                 2.24

Distributions
   Net investment income                                                                 (0.44)                (0.17)
   Net realized gains                                                                    (0.04)                   --

       Total Distributions                                                               (0.48)                (0.17)

Net Asset Value, End of Period                                                         $ 10.19                $12.07

Total Return (excludes sales charges)                                                   (11.91)%               22.42%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                                                        $16,624                $4,376
Ratio of expenses to average net assets                                                   0.83%                 0.00%<F3>
Ratio of net investment income to average net assets                                      4.95%                 5.11%<F3>
Ratio of expenses to average net assets(d)                                                1.95%                 2.93%<F3>
Ratio of net investment income to average net assets(d)                                   3.83%                 2.18%<F3>
Portfolio turnover                                                                          53%                   21%


<F1> Period from commencement of operations.

<F2>Not annualized.

<F3>Annualized.

<F4>During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.



Appendix  Lower-Rated Securities

The Convertible Securities Fund's investments in securities are not limited by credit quality. Lower quality or lower-rated debt securities are sometimes referred to as "junk bonds." Lower-rated securities generally offer higher yields than higher-rated securities with similar maturities, because the financial condition of the issuers may not be as strong as issuers of higher-rated securities. For this reason, lower-rated securities may be considered "speculative," which means that there is a higher risk that the Convertible Securities Fund may lose a substantial portion or all of its investment in a particular lower-rated security.

The Convertible Securities Fund may purchase securities rated Baa, Ba, B, Caa, or lower by Moody's and BBB, BB, B, CCC, or lower by S&P. The Convertible Securities Fund also may purchase unrated securities with similar characteristics. Generally, the Convertible Securities Fund will not purchase securities rated Ba or lower by Moody's or BB or lower by S&P (or similar unrated securities) unless KAM believes that the positive qualities of the security justify the potential risk.

The following summarizes the characterists of some of the lower ratings of Moody's and S&P:

* Moody's:

Ba-rated securities have "speculative elements" and "their future cannot be considered as well-assured." The protection of interest and principal payments "may be very moderate, and thereby not well safeguarded."

B-rated securities "generally lack characteristics of the desirable investment," and the likelihood of payment of interest and principal over the long-term "may be small."

Caa-rated securities are of "poor standing." These securities may be in default or "there may be present elements of danger" with respect to principal or interest.

Ca-rated securities "are speculative in a high degree."

* S&P:

BB-rated securities and below are regarded as "predominantly speculative." BB-rated securities have less near-term potential for default than other securities, but may face "major ongoing uncertainties" to economic factors that may result in failure to make interest and principal payments.

B-rated securities have "a greater vulnerability to default" but have the current ability to make interest and principal payments.

CCC-rated securities have a "currently identifiable vulnerability to default."

CC-rated securities may be used to cover a situation where "a bankruptcy petition has been filed, but debt service payments are continued."

See the SAI for more information about ratings.

This page is intentionally left blank.

The Victory Funds~127 Public Square OH-01-27-1612 Cleveland,
Ohio 44114

Bulk Rate U.S. Postage PAID Cleveland, OH Permit No. 469

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.

* Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

* Annual and Semi-annual Reports

Describes each Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

* How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

By mail: The Victory Funds
P. O. Box 8527
Boston, MA 02266-8527

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Funds at 800-539-FUND. (800-539-3863)

(LOGO) (R)
Victory Funds

Investment Company Act File Number. 811-4852

PRINTED ON RECYCLED PAPER

VF-SPEC-PRO (3/99)

(LOGO) (R)


PROSPECTUS

*

Lakefront Fund



As with all mutual funds, the Securities and Exchange Commission has not approved the Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


Call Victory at:
800-539-FUND (800-539-3863)

March 1, 1999

THE VICTORY PORTFOLIOS

PROSPECTUS FOR: LAKEFRONT FUND



TABLE OF CONTENTS



RISK/RETURN SUMMARY OF THE FUND  2
An analysis which includes the investment objective, principal strategies, principal risks, performance and expenses

Risk Factors  4

Share Price  5

Dividends, Distributions, and Taxes  5



INVESTING WITH VICTORY
- How to Buy Shares  10
- How to Exchange Shares  12
- How to Sell Shares  13

Organization and Management of the Fund  15

Additional Information  17

Other Securities and Investment Practices  18

Financial Highlights  19



KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGIES
The goals and the strategies that the Fund plans to use to pursue its investment objective.

RISK FACTORS
The risks you may assume as an investor in the Fund.

PERFORMANCE
A summary of the historical performance of the Fund in comparison to an unmanaged index.

EXPENSES
The costs you will pay, directly or indirectly, as an investor in the Fund, including sales charges and ongoing expenses.



Shares of the Fund are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the principal amount invested.

LAKEFRONT FUND                                            Risk/Return Summary



Investment Objective

The Fund seeks to provide long-term growth of capital and income.



Principal Investment Strategies

The Fund pursues its objective by investing primarily in a diversified group of equity securities of established companies, emphasizing (a) companies with above-average total return potential and (b) companies that have a demonstrated commitment to diversity among their employees and their suppliers. The Fund's portfolio securities usually are listed on a nationally recognized exchange. Lakefront Capital Investors, Inc., the Fund's investment sub-adviser, seeks equity securities that it considers undervalued in relation to historical and projected earnings and the value of the issuer's underlying assets. Key Asset Management Inc. (KAM or the Adviser) is the adviser to the Fund and Lakefront Capital Investors, Inc. (Lakefront or the Sub-Adviser) is the sub-adviser to the Fund.


* Commitment to Diversity

The Sub-Adviser believes that a company's commitment to diversity is likely to enhance the company's competitive advantage and shareholder value. Commitment to diversity may include, among other things, participation of women and minorities on the board of directors and senior management; having a written or demonstrated policy concerning diversity; and having an active program that identifies and uses suppliers that are owned by women and minorities. The Sub-Adviser will invest in securities issued by these companies only if the securities meet the Fund's investment criteria.

Under normal market conditions, the Fund:

* Will invest at least 80% of its total assets in equity securities or securities convertible into common stock

* May invest up to 20% of its total assets in:
    - Preferred stocks
    - Investment-grade corporate debt securities
    - Short-term debt obligations

* U.S. Government obligations



Principal Risks

The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Fund declines
    - Value stocks fall out of favor relative to growth stocks and other types of stocks

* A particular strategy does not produce the intended result or the portfolio manager does not execute the strategy effectively

* A company's earnings do not increase as expected

* Interest rates rise

* An issuer's credit quality is downgraded

* The Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

In addition, the Fund may pass up an opportunity to invest in a company that offers above-average total return potential, but, in the Sub-Adviser's opinion, has not made a commitment to diversity.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

LAKEFRONT FUND                                            Risk/Return Summary



Investment Performance

The chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance for the last two years. The table below shows how the Fund's average annual returns for one year and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions.

The performance information below is for Class A Shares (without the sales charge) of the Fund. If the sales charge was reflected, returns would be less than those shown. In addition, during the periods shown below, the Adviser waived its fee and reimbursed certain expenses to reduce the Fund's operating expenses. If not for this waiver and reimbursement, the performance shown below for the Fund would have been significantly lower.

1997          17.74% 1
1998          13.39%

1 Inception date 3/3/97. Return is not annualized.



Past performance does not indicate future results.



During the period shown in the bar chart, the highest return for a quarter was 22.90% (quarter ending December 31, 1998) and the lowest return for a quarter was -15.44% (quarter ending September 30, 1998).

Average Annual Total Returns                               Since
(for the Periods ended                      Past           Inception
Dec. 31, 1998)                              One Year       (3/3/97)

Class A                                     13.39%         17.10%

S&P 500 Index 1                             25.58%         19.08%

1 The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.



Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*                      Class A

Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                        5.75%

Maximum Sales Charge Imposed
on Reinvested Dividends                                    NONE

Deferred Sales Charge                                      NONE**

Redemption Fees                                            NONE

Exchange Fees                                              NONE

 * You may be charged additional fees if you buy, exchange, or redeem shares through a broker or agent.

** Except for investments of $1 million or more. See "Investing with Victory -- Calculation of Sales Charges."


The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. The Fund pays these expenses from its assets.

Annual Fund Operating Expenses                             Class A

Management Fees                                            1.00%

Distribution (12b-1) Fees                                  0.00%

Other Expenses 1                                           5.45%

Total Fund Operating Expenses 2                            6.45%

1 Includes a shareholder servicing fee of 0.25%.

2 The expenses shown are estimated based on historical expenses of the Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived its fee and reimbursed certain expenses so that the Fund's net operating expenses equaled 0.32%. For the fiscal year ending October 31, 1999, the Adviser anticipates that it will voluntarily waive its fee and/or reimburse expenses so that the Fund's net operating expenses will equal 0.50%. The Adviser may terminate this waiver at any time.



EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year         3 Years        5 Years        10 Years

Class A                 $1,179         $2,359         $3,506         $6,231

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.



It is important to keep in mind one basic principle of investing: in general, the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.



An investment in the Fund is not a complete investment program.



Risk Factors


This Prospectus describes the principal risks that you may assume as an investor in the Fund. The "Other Securities and Investment Practices" section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield, and total return will fluctuate. You may lose money if the Fund's investments do not perform well.


General risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that the Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.


Risks associated with investing in equity securities:

* Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or as a result of a general market decline. Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investing equity in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Fund generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by nationally recognized statistical ratings organizations, such as S&P, Fitch, or Moody's.

Share Price


The Fund calculates its share price, called its "net asset value" (NAV), each business day, at the close of trading on the New York Stock Exchange, Inc.
(NYSE), which is normally at 4:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day. A business day is a day on which the Federal Reserve Bank of Cleveland and the NYSE are open or any day in which enough trading has occurred in the securities held by the Fund to materially affect the NAV. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

The Fund values its investments based on market value. When market quotations are not readily available, the Fund values its investments based on fair value methods approved by the Board of Trustees of The Victory Portfolios. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

           Total Assets-Liabilities
NAV  =   -----------------------------
         Number of Shares Outstanding

You can find the Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets.



The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.



Dividends, Distributions, and Taxes


As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends monthly. Generally, the Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.



Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

You can receive distributions in one of the following ways.


Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


Cash Option

A check will be mailed to you no later than seven days after the pay date.


Income Earned Option

You can automatically reinvest your dividends in your Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.


Directed Dividends Option

In most cases, you can automatically reinvest distributions in shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.


Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

* Important Information about Taxes

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.


* Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long the Fund holds certain assets.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from the Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from the Fund.

* An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

The following table provides general guidelines for potential federal income tax liability when you sell or exchange shares of the Fund (unless your investment is in a tax-deferred retirement plan like an IRA). In general, distributions are taxable as follows:

                                                      Tax Rate for
                                  Tax Rate for        28% Bracket
Type of Distribution              15% Bracket         or Above

Income                            Ordinary            Ordinary
dividends                         income rate         income rate

Short-term capital
gains (Shares sold                Ordinary            Ordinary
up to 12 months                   income rate         income rate
after purchase)

Long-term capital
gains (Shares sold
more than 12 months               10%                 20%
after purchase)

Starting January 1, 2001 sales of securities held longer than five years will be taxed at special lower rates. This five-year holding period can begin no sooner than January 1, 2001.



The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

All you need to do to get started is to fill out an application.



An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.



Investing with Victory


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.


The Fund offers only Class A Shares, which have a front end sales charge of 5.75%.


* Calculation of Sales Charges

Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                  Sales Charge        Sales Charge
                                  as a % of           as a % of
Your Investment in the Fund       Offering Price      Your Investment

Up to $50,000                     5.75%               6.10%

$50,000 up to $100,000            4.50%               4.71%

$100,000 up to $250,000           3.50%               3.63%

$250,000 up to $500,000           2.50%               2.56%

$500,000 up to $1,000,000         2.00%               2.04%

$1,000,000 and above*             0.00%               0.00%

* There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.

* Sales Charge Reductions and Waivers

You may qualify for reduced sales charges in the following cases:


1. A Letter of Intent lets you buy Class A Shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.


2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.


3. You can combine Class A Shares of multiple Victory Funds, (excluding money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.


4. Waivers for certain investors:

a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

b. Investors who purchase shares for trust or other advisory accounts established with KeyCorp or its affiliates.

c. Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Associates and its affiliates, the Victory Group, or invested in a fund of the Victory Group.

d. Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.

e. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

f. Participants in tax-deferred retirement plans that meet at least one of the following requirements: more than $1 million in plan assets; or 100 eligible employees; or if all of the plan's transactions are executed through a single financial institution or service organization which has an agreement to sell the Victory Funds in connection with such accounts.


* Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.



There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

FAX Number:
800-529-2244

Telecommunication Device for the Deaf (TDD):
800-970-5296



How to Buy Shares


You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you a fee for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

If you buy shares directly from the Fund and your investment is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern
Time), your purchase will be processed the same day using that day's share price.

Make your check payable to:
The Victory Funds



Keep the following addresses handy for purchases, exchanges, or redemptions:


Regular U.S. Mail Address

Send a completed Account Application with your check, bank draft, or money order to:

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527


Overnight Mail Address

Use the following address ONLY for overnight packages.

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
PHONE: 800-539-FUND


Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a control number.

State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

For Further Credit to Account #
    (insert account number, name, and confirmation number assigned by the Transfer Agent)


Telephone Number

800-539-FUND
(800-539-3863)

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.


* Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in your account statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


* Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum initial investment requirement of $500 ($100 for IRAs), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.


* Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.



You must make all purchases in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.



If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.



How to Exchange Shares

You can sell shares of one fund of The Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges.



You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of the Fund, you should keep the following in mind:

* Shares of the fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* Shares of the Fund may be exchanged at relative net asset value. This means that if you own Class A Shares of the Fund, you can only exchange them for Class A Shares of another fund and not pay a sales charge.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Effective April 1, 1999, the Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

How to Sell Shares


If your request is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern Time), your redemption will be processed the same day.


By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail to a previously designated alternate address; or

* Electronically transfer your redemption via ACH.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


By Mail

Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account; or

* The redemption proceeds are being transferred to another Victory Group account with a different registration.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


By Wire

If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.


By ACH

Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.



There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases. You will earn dividends up to and including the date the Fund processes your redemption request.

* Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more to start withdrawals. We will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.



*  Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.

* The Fund may suspend your right to redeem your shares in the following circumstances:
    - During non-routine closings of the NYSE, or when trading on the NYSE is restricted;
    - When an emergency prevents the sale or valuation of the Fund's securities; or
    - When the Securities and Exchange Commission (SEC) orders a suspension to protect the Fund's shareholders.

* The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Fund


* About Victory

The Fund is a member of The Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.


* The Investment Adviser and Sub-Administrator

The Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser of the Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114. For the fiscal year ended October 31, 1998, KAM waived its entire management fee.

Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Fund's administrator, pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.


* The Sub-Adviser

Lakefront serves as Sub-Adviser to the Fund. Lakefront, located at 127 Public Square, Cleveland, Ohio 44114, is a registered investment advisory firm that has been providing equity investment services to public and corporate pension funds since its founding in 1991. Lakefront is the largest African-American owned institutional investment advisory firm in the state of Ohio.


* Portfolio Management

Nathaniel E. Carter is the Portfolio Manager of the Fund, a position he has held since the Fund's inception in March 1997. He has been the President and Chief Investment Officer of Lakefront since 1991. Lakefront also manages institutional accounts for corporate and public pension funds.


* Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


* Distribution Plan

According to Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class A Shares of the Fund. The Fund does not pay expenses under this plan.



We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to the Fund's shareholders. Each of these organizations is paid a fee for its services.

The Fund is supervised by the Board of Trustees who monitors the services provided to investors.



OPERATIONAL STRUCTURE OF THE FUND

                        Trustees                               Adviser


                      Shareholders


                 Financial Services Firms
            and their Investment Professionals

        Advise current and prospective shareholders on their Fund investments.


             Transfer Agent/Servicing Agent

           State Street Bank and Trust Company
                   225 Franklin Street
                    Boston, MA 02110

            Boston Financial Data Services
                   Two Heritage Drive
                    Quincy, MA 02171

          Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of
               dividends, and servicing of
                 shareholder accounts.


Administrator, Distributor,                  Custodian
and Fund Accountant
                                             Key Trust Company of Ohio, N.A.
BISYS Fund Services                          127 Public Square
and its affiliates                           Cleveland, OH 44114
3435 Stelzer Road
Columbus, OH 43219                           Provides for safekeeping of
                                             the Funds' investments and cash,
Markets the Funds, distributes               and settles trades made
shares through Investment                    by the Funds.
Professionals, and
calculates the value of shares.
As Administrator, handles
the day-to-day
activities of the Funds.


Sub-Administrator

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative
services.

Additional Information


* Share Classes

The Fund offers only the Class A Shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares through a separate prospectus.


* Code of Ethics

The Fund, the Adviser, and the Sub-Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.


* Banking Laws

The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.


* Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper Analytical Services, Inc., and industry publications such as Morningstar, Business Week, or Forbes. You also should see "Investment Performance."


* Year 2000 Issues

Like all mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The Fund's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Fund. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to the Fund.


* Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any financial reports, prospectuses and their supplements.



Some additional information you should know about the Fund.



If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.

Other Securities and Investment Practices


The following table describes some of the types of securities the Fund may choose to buy under normal market conditions. The Fund primarily invests in equity securities. However, for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. For more information on ratings and detailed descriptions of each of the investments, see the SAI.


U.S. Equity Securities. Includes common stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Preferred Stock. A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.

Futures Contracts and Options on Futures Contracts. Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or a securities index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market risk. 1

Options. The Fund may write, or sell, a covered call option on a security that the Fund owns or on an index. 1

Warrants. The right to purchase an equity security at a stated price for a limited period of time.

Variable & Floating Rate Securities. Investment grade instruments, some of which may be derivatives and illiquid, with interest rates that reset periodically. 1

Receipts. Separately traded interest or principal components of U.S. Government securities. 1

Investment Company Securities. Shares of other mutual funds with similar investment objectives. The following limitations apply: (1) No more than 5% of the Fund's total assets may be invested in one mutual fund. (2) a Fund and its affiliates may not own more than 3% of the securities of any one mutual fund, and (3) no more than 10% of the Fund's total assets may be invested in combined mutual fund holdings.

U.S. Corporate Debt Obligations. Debt instruments issued by U.S. corporations. They may be secured or unsecured.

U.S. Government Securities. Securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.

Short-Term Debt Obligations. Includes bankers' acceptances, certificates of deposit, prime quality commercial paper, Eurodollar obligations, variable and floating rate notes, cash, and cash equivalents.

Securities Lending. To generate additional income, the Fund may lend its portfolio securities. The Fund will receive collateral for the value of the security plus any interest due. The Fund only will enter into loan arrangements with entities that the Adviser has determined are creditworthy. According to an exemptive order received from the SEC, Key Trust Company of Ohio, N.A., the Fund's Custodian and lending agent, may earn a fee based on the amount of income earned on the investment of collateral.

Repurchase Agreements. An agreement to sell and repurchase a security at a stated price plus interest. The seller's obligation to the Fund is secured by collateral. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.


1 Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index. The Fund may, but is not required to, use derivative instruments for any of the following reasons:
      - To hedge against adverse changes in the market value of securities
      - As a temporary substitute for purchasing or selling securities
      - In limited situations, to attempt to profit from anticipated market developments

Financial Highlights                                           Lakefront Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past two years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the fiscal year ended October 31, 1998 and the period from March 3, 1997 to October 31, 1997 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND.


                                                                                         March 3,
                                                                     Year                1997
                                                                     Ended               through
                                                                     Oct. 31,            Oct. 31,
                                                                     1998                1997<F2>

Net Asset Value,Beginning of Period                                  $11.29              $10.00

Investment Activities
  Net investment income                                                0.13                0.12
  Net realized and unrealized gains (losses) on investments            0.43                1.27
      Total from Investment Activities                                 0.56                1.39

Distributions
  Net investment income                                               (0.14)              (0.10)
  Net realized gains                                                  (0.19)                --
      Total Distributions                                             (0.33)              (0.10)

Net Asset Value, End of Period                                       $11.52              $11.29
Total Return (excludes sales charges)                                  5.05%              13.87%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                                      $1,123              $1,255
Ratio of expenses to average net assets                                0.32%               0.00%<F4>
Ratio of net investment income to average net assets                   1.14%               1.67%<F4>
Ratio of expenses to average net assets<F1>                            6.45%               7.27%<F4>
Ratio of net investment income to average net assets<F1>              (4.99)%             (5.60)%<F4>
Portfolio turnover                                                       36%                 36%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.


This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114



If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.



* Statement of Additional Information (SAI)

Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


* Annual and Semi-annual Reports

Describes the Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


* How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.



The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.



If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Fund at 800-539-FUND. (800-539-3863)



(LOGO) (R)
Victory Funds

Investment Company Act File Number. 811-4852



PRINTED ON RECYCLED PAPER                                   VF-VLF-PRO (3/99)

(LOGO)(R)
Victory Funds

PROSPECTUS

*

SPECIAL GROWTH FUND

As with all mutual funds, the Securities and Exchange Commission has not approved the Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Call Victory at:

800-539-FUND (800-539-3863)

March 1, 1999

The Victory Portfolios

PROSPECTUS FOR:

SPECIAL GROWTH FUND

TABLE OF CONTENTS

*

RISK/RETURN SUMMARY OF THE FUND  2

An analysis which includes the investment objective, principal strategies, principal risks, performance and expenses

Risk Factors  4

Share Price  5

Dividends, Distributions, and Taxes  5

INVESTING WITH VICTORY

*How to Buy Shares  10

*How to Exchange Shares  12

*How to Sell Shares  13

Organization and Management of the Fund  15

Additional Information  17

Other Securities and Investment Practices  18

Financial Highlights  19

KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGIES

The goals and the strategies that the Fund plans to use to pursue its investment objective.

RISK FACTORS

The risks you may assume as an investor in the Fund.

PERFORMANCE

A summary of the historical performance of the Fund in comparison to an unmanaged index.

EXPENSES

The costs you will pay, directly or indirectly, as an investor in the Fund, including sales charges and ongoing expenses.

Shares of the Fund are:

* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

* Subject to possible investment risks, including possible loss of the principal amount invested.

SPECIAL GROWTH FUND                                       Risk/Return Summary

Investment Objective

The Fund seeks to provide capital appreciation.

Principal Investment Strategies

The Fund invests primarily in common stocks of smaller companies that show the potential for high earnings growth in relation to their price-earnings ratio. Of the 5,000 U.S. companies with the largest market capitalizations, Key Asset Management Inc., the Fund's investment adviser (KAM or the Adviser), considers those in the lower 80% to be "small companies." Currently, the upper end of market capitalizations of small companies is approximately $1.2 billion. The Adviser uses a computer model to select securities that appear favorably priced.

     Under normal market conditions, the Fund:

* Will invest at least 80% of its total assets in equity securities of small companies. These equity investments include:

  * Common stock

  * Convertible preferred stock

  * Debt convertible or exchangeable into equity securities

  * Securities convertible into common stock

* May invest up to 20% of its total assets in:

  * Equity securities of larger companies (those with market capitalizations in the top 20% of the 5,000 largest U.S. companies)

  * Investment-grade debt securities

  * Preferred stocks

  * Short-term debt obligations

  * Repurchase agreements

Principal Risks

The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Fund declines

  * Value stocks fall out of favor relative to growth stocks and other types of stocks

  * Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions

* A particular strategy does not produce the intended result or the portfolio manager does not execute the strategy effectively

* A company's earnings do not increase as expected

* Interest rates rise

* An issuer's credit quality is downgraded

* The Fund must reinvest interest or sale proceeds at lower rates

* The rate of inflation increases

     The Fund's high portfolio turnover may result in higher expenses and taxable gain distributions. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

SPECIAL GROWTH FUND                                    Risk/Return Summary

Investment Performance

The chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance as of December 31 from year to year for the last five years. The table below shows how the Fund's average annual returns for one year and since inception compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions.

     On or about March 5, 1999, shareholders of Gradison Opportunity Value Fund will be asked to approve the reorganization of their fund into Class G Shares of the Special Growth Fund. After the anticipated reorganization is completed, the Special Growth Fund will offer Class G shares, which will be described in a separate prospectus.

     The performance information below reflects the performance of Class A shares (without the sales charge) of the Special Growth Fund. If the sales charge was reflected, returns would be less than those shown. At the time of the reorganization, the Special Growth Fund will change its name to the "Small Company Opportunity Fund" and will assume the performance and accounting history of Gradison Opportunity Value Fund.

1994     -2.94%*
1995     30.86%
1996     18.08%
1997      7.64%
1998     -9.69%

* Inception date 1/11/94. Return is not annualized.

*Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 28.66% (quarter ending December 31, 1998) and the lowest return for a quarter was -30.83% (quarter ending September 30, 1998).

Average Annual Total Returns                 Since
(for the Periods ended             Past      Inception
December 31, 1998)                 One Year  (1/11/94)

Class A                            -9.69%     7.88%
Russell 2000 Index1                -2.55%    10.72%

1 The Russell 2000 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small- to mid-sized companies.

Fund Expenses

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)*       Class A

Maximum Sales Charge Imposed on Purchases   5.75%
(as a percentage of offering price)

Maximum Sales Charge Imposed
on Reinvested Dividends                     NONE

Deferred Sales Charge                       NONE**

Redemption Fees                             NONE

Exchange Fees                               NONE

 * You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.
** Except for investments of $1 million or more. See "Calculation of Sales
   Charge."

The Annual Fund Operating Expenses table below illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. The Fund pays these expenses from its assets.

Annual Fund Operating Expenses      Class A

Management Fees                     1.00%
Distribution (12b-1) Fees           0.00%
Other Expenses1                     0.53%
Total Fund Operating Expenses2      1.53%

1 Includes a shareholder servicing fee of 0.25%.
2 The expenses shown are estimated based on historical expenses of the Fund adjusted to reflect anticipated expenses. For the fiscal year ended October 31, 1998, the Adviser voluntarily waived a portion of its fee so that the Fund's net operating expenses equaled 1.39%. For the fiscal year ended October 31, 1999, the Adviser may waive its fees and/or reimburse expenses, as allowed by law. The Fund's net operating expenses are estimated at 1.40%. The Adviser may terminate the Class A waiver/reimbursements at any time so long as certain waivers applicable to another class of shares apply equally to all classes of shares.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year   3 Years  5 Years  10 Years

Class A           $722     $1,031   $1,361   $2,294

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: in general, the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

An investment in the Fund is not a complete investment program.

This Prospectus describes the principal risks that you may assume as an investor in the Fund. The "Other Securities and Investment Practices" section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield, and total return will fluctuate. You may lose money if the Fund's investments do not perform well.

General risks:

* Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that the Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.

Risk associated with investing in equity securities:

* Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or as a result of a general market decline. Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investing in debt securities:

* Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

* Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

* Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Fund generally invests in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by nationally recognized statistical ratings organizations, such as S&P, Fitch, or Moody's.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

The Fund calculates its share price, called its "net asset value" (NAV), each business day, at the close of trading on the New York Stock Exchange, Inc.
(NYSE), which is normally at 4:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day. A business day is a day on which the Federal Reserve Bank of Cleveland and the NYSE are open or any day in which enough trading has occurred in the securities held by the Fund to materially affect the NAV. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

     The Fund values its investments based on market value. When market quotations are not readily available, the Fund values its investments based on fair value methods approved by the Board of Trustees of The Victory Portfolios. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

          Total Assets-Liabilities
NAV =
          Number of Shares Outstanding

     You can find the Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets.

Dividends, Distributions, and Taxes

Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Ordinarily, the Fund declares and pays dividends quarterly. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

     You can receive distributions in one of the following ways.

Reinvestment Option

  You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

  A check will be mailed to you no later than seven days after the pay date.

Income Earned Option

  You can automatically reinvest your dividends in your Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Dividends Option

  In most cases, you can automatically reinvest distributions in shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

Directed Bank Account Option

  In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

* Important Information about Taxes

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Ordinary dividends from the Fund are taxable to shareholders as ordinary income; dividends from the Fund's long-term capital gains are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long the Fund holds certain assets.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from the Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from the Fund.

* An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

     The following table provides general guidelines for potential federal income tax liability when you sell or exchange shares of the Fund (unless your investment is in a tax-deferred retirement plan like an IRA). In general, distributions are taxable as follows:

                                               Tax Rate for
                             Tax Rate for      28% Bracket
     Type of Distribution    15% Bracket       or Above

     Income                  Ordinary          Ordinary
     dividends               income rate       income rate

     Short-term capital
     gains (Shares sold      Ordinary          Ordinary
     up to 12 months         income rate       income rate
     after purchase)

     Long-term capital
     gains (Shares sold
     more than 12 months     10%               20%
     after purchase)

     Starting January 1, 2001 sales of securities held longer than five years will be taxed at special lower rates. This five-year holding period can begin no sooner than January 1, 2001.

Investing with Victory

All you need to do to get started is to fill out an application.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

The Fund offers only Class A Shares, which have a front end sales charge of 5.75%. After the reorganization described in "Additional Information -- Share Classes," the Fund will offer Class G Shares in a separate prospectus. Class G Shares will be available only through certain broker-dealers.

* Calculation of Sales Charges

Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:
                                    Sales Charge      Sales Charge
                                    as a % of         as a % of
Your Investment in the Fund         Offering Price    Your Investment

Up to $50,000                       5.75%             6.10%
$50,000 up to $100,000              4.50%             4.71%
$100,000 up to $250,000             3.50%             3.63%
$250,000 up to $500,000             2.50%             2.56%
$500,000 up to $1,000,000           2.00%             2.04%
$1,000,000 and above*               0.00%             0.00%

* There is no initial sales charge on purchases of $1 million or more.
  However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

* Sales Charge Reductions and Waivers

You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A Shares of multiple Victory Funds, (excluding money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Waivers for certain investors:

   a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

   b. Investors who purchase shares for trust or other advisory accounts established with KeyCorp or its affiliates.

   c. Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Associates and its affiliates, the Victory Group, or invested in a fund of the Victory Group.

   d. Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.

   e. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

   f. Participants in tax-deferred retirement plans that meet at least one of the following requirements: more than $1 million in plan assets; or 100 eligible employees; or if all of the plan's transactions are executed through a single financial institution or service organization which has an agreement to sell the Victory Funds in connection with such accounts.

* Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

How to Buy Shares

FAX Number:
800-529-2244

Telecommunication Device for the Deaf (TDD):
800-970-5296

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you a fee for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

     If you buy shares directly from the Fund and your investment is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern
Time), your purchase will be processed the same day using that day's share price.

Make your check payable to:

The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:

Regular U.S. Mail Address

Send a completed Account Application with your check, bank draft, or money order to:

*

The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

Overnight Mail Address

Use the following address ONLY for overnight packages.

*

The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184

PHONE: 800-539-FUND

Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a control number.

*

State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
  Account #9905-201-1

For Further Credit to Account #

  (insert account number, name, and confirmation number assigned by the Transfer Agent)

Telephone Number

*

Victory at:
800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

* ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

* Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in your account statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

* Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum initial investment requirement of $500 ($100 for IRAs), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.

* Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Exchange Shares

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.

You can sell shares of one fund of the Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges.

You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of the fund, you should keep the following in mind:

* Shares of the fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* Shares of the Fund may be exchanged at relative net asset value. This means that if you own Class A Shares of the Fund, you can only exchange them for Class A Shares of another fund and not pay a sales charge.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* Effective April 1, 1999, the Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases. You will earn dividends up to and including the date the Fund processes your redemption request.

If your request is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern Time), your redemption will be processed the same day.

By Telephone

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing
  House (ACH).

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

By Mail

Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account; or

* The redemption proceeds are being transferred to another Victory Fund account with a different registration.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

By Wire

If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

By ACH

Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

* Systematic Withdrawal Plan

If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

* Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.

* The Fund may suspend your right to redeem your shares in the following circumstances:

   * During non-routine closings of the NYSE, or when trading on the NYSE is restricted;

   * When an emergency prevents the sale or valuation of the Fund's securities; or

   * When the Securities and Exchange Commission (SEC) orders a suspension to protect the Fund's shareholders.

* The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Fund

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to the Fund's shareholders. Each of these organizations is paid a fee for its services.

* About Victory

The Fund is a member of The Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.

* The Investment Adviser and Sub-Administrator

The Fund has an Advisory Agreement, which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114. For the fiscal year ended October 31, 1998, KAM was paid a management fee based on a percentage of the average daily net assets of the Fund (after waivers) at an annual rate of 0.86%.

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Fund's administrator, pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.

* Portfolio Management

William J. Leugers, Jr., Daniel R. Shick, and Gary H. Miller have been the Co-Portfolio Managers of the Special Growth Fund since November 1998, and together are primarily responsible for the day-to-day management of the Fund's portfolio. They are Portfolio Managers and Managing Directors of the Gradison Division of McDonald Investments Inc., an affiliate of the Adviser ("Gradison McDonald"), and have also served as Co-Portfolio Managers of the Gradison Established Value Fund, Mr. Leugers since 1984 and Mr. Shick since 1993. Mr. Miller is a Vice-President and Portfolio Manager of Gradison McDonald and has been associated with Gradison McDonald or an affiliate since 1987.

* Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

* Distribution Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class A Shares of the Fund. The Fund does not pay expenses under this plan.

The Fund is supervised by the Board of Trustees who monitors the services provided to investors.

OPERATIONAL STRUCTURE OF THE FUND

Trustees                      Adviser

Shareholders

Financial Services Firms and their Investment Professionals

Advise current and prospective shareholders on their Fund investments.

Transfer Agent/Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Boston Financial Data Services
Two Heritage Drive
Quincy, MA 02171

Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.

Administrator, Distributor, and Fund Accountant

BISYS Fund Services
and its affiliates
3435 Stelzer Road
Columbus, OH 43219

Markets the Fund, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Fund.

Custodian

Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Fund's investments and cash, and settles trades made by the Fund.

Sub-Administrator

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Performs certain sub-administrative services.

Additional Information

Some additional information you should know about the Fund.

If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.

* Share Classes

The Fund offers only the Class A Shares described in this Prospectus. After the anticipated reorganization of certain mutual funds managed by Gradison McDonald, the Fund will be renamed the "Small Company Opportunity Fund" and will offer Class G shares through a separate prospectus. At some future date, the Fund may offer additional classes of shares through a separate prospectus.

* Code of Ethics

The Fund and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

* Banking Laws

The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper Analytical Services, Inc., and industry publications such as Morningstar, Business Week, or Forbes. You also should see "Investment Performance."

* Year 2000 Issues

Like all mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The Fund's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Fund. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to the Fund.

* Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any financial reports, prospectuses and their supplements.

Other Securities and Investment Practices

The following table describes some of the types of securities the Fund may choose to buy under normal market conditions. The Fund primarily invests in equity securities. However, for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. For more information on ratings and detailed descriptions of each of the investments, see the SAI.

U.S. Equity Securities. Includes common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Preferred Stock. A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.

U.S. Corporate Debt Obligations. Debt instruments issued by U.S. public corporations. They may be secured or unsecured

U.S. Government Securities. Securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.

Short-Term Debt Obligations. Includes bankers' acceptances, certificates of deposit, prime quality commercial paper, Eurodollar obligations, variable and floating rate notes, cash, and cash equivalents.

*Options. The Fund may write, or sell, a covered call option on a security that it owns or on an index to hedge its position or generate additional income.

Securities Lending. To generate additional income, the Fund may lend its portfolio securities. The Fund will receive collateral for the value of the security plus any interest due. The Fund only will enter into loan arrangements with entities that the Adviser has determined are creditworthy. According to an exemptive order received from the SEC, Key Trust Company of Ohio, N.A., the Fund's Custodian and lending agent, may earn a fee based on the amount of income earned on the investment of collateral.

Repurchase Agreements. An agreement to sell and repurchase a security at a stated price plus interest. The seller's obligation to the Fund is secured by collateral. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.

* Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index. The Fund may, but is not required to, use derivative instruments for any of the following reasons:

  * To hedge against adverse changes in the market value of securities

  * As a temporary substitute for purchasing or selling securities

  * In limited situations, to attempt to profit from anticipated market developments

Financial Highlights                                    Special Growth Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     The financial highlights for the three fiscal years ended October 31, 1998, and the six months ended October 31, 1995 were audited by Pricewaterhouse Coopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the fiscal year ended April 30, 1995 and the period from January 11, 1994 to April 30, 1994 were audited by other auditors. The Special Growth Fund will assume the performance and accounting history of Gradison Opportunity Value Fund after the anticipated reorganization.


                                                                                                  Jan. 11,
                                        Year      Year       Year      Six Months     Year        1994
                                        Ended     Ended      Ended     Ended          Ended       through
                                        Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,       Apr. 30,    Apr. 30,
                                        1998<F7>  1997       1996      1995<F4>       1995        1994<F1>
Net Asset Value,
  Beginning of Period                   $ 16.29   $  14.14   $ 11.81   $ 10.54        $  9.82     $ 10.00

Investment Activities
  Net investment income (loss)            (0.13)     (0.13)    (0.07)       --           0.02       (0.01)
  Net realized and unrealized
    gains (losses) on investments         (4.83)      2.93      2.40      1.27           0.72       (0.17)

      Total from
        Investment Activities             (4.96)      2.80      2.33      1.27           0.74       (0.18)

Distributions
  Net investment income                      --         --        --        --          (0.02)         --
  Net realized gains                      (1.75)     (0.65)       --        --             --          --
  In excess of net realized gains         (0.02)        --        --        --             --          --

Total Distributions                       (1.77)     (0.65)       --        --          (0.02)         --

Net Asset Value, End of Period          $  9.56   $  16.29   $ 14.14   $ 11.81        $ 10.54     $  9.82

Total Return (excludes sales charges)    (33.19)%    20.62%    19.73%    12.05%<F2>      7.51%      (1.80)%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)         $81,599   $104,565   $87,837   $54,335        $20,796     $30,867
Ratio of expenses to
  average net assets                       1.39%      1.38%     1.47%     0.65%<F3>      1.04%       0.82%<F3>
Ratio of net investment income
  (loss) to average net assets            (1.00)%    (0.93)%   (0.62)%   (0.13)%<F3>     0.17%      (0.27)%<F3>
Ratio of expenses to
  average net assets(e)                    1.53%       <F6>     1.51%     1.40%<F3>      1.35%       1.47%<F3>
Ratio of net investment loss
  to average net assets(e)                (1.14)%      <F6>    (0.66)%   (0.88)%<F3>    (0.14)%     (0.92)%<F3>
Portfolio turnover                          254%       195%      152%       54%           102%         61%

<F1>Period from commencement of operations.
<F2>Not annualized.
<F3>Annualized.
<F4>Effective June 5, 1995, the Victory Aggressive Growth Portfolio merged into the Special Growth Fund.
    Financial highlights for the periods prior to June 5, 1995 represent the Aggressive Growth Portfolio.
<F5>During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6>There were no voluntary fee reductions during the period.
<F7>Effective March 16, 1998, the SBSF Capital Growth Fund merged into the Victory Special Growth Fund.
    Financial highlights for the periods prior to March 16, 1998 represent the Victory Special Growth Fund.


This page is intentionally left blank.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

Bulk Rate
U.S. Postage
PAID
Cleveland, OH
Permit No. 469

If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.

* Statement of Additional Information (SAI)

Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

* Annual and Semi-annual Reports

Describes the Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

* How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Fund at 800-539-FUND.
(800-539-3863)

(LOGO)(R)

Investment Company Act File Number. 811-4852

VF-SGF-PRO (3/99)

                       STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS


Balanced Fund                           International Growth Fund                   Ohio Municipal Money Market Fund
Convertible Securities Fund             Investment Quality Bond Fund                Ohio Regional Stock Fund
Diversified Stock Fund                  Lakefront Fund                              Prime Obligations Fund
Federal Money Market Fund               LifeChoice Conservative Investor Fund       Real Estate Investment Fund
Financial Reserves Fund                 LifeChoice Moderate Investor Fund           Special Growth Fund
Fund for Income                         LifeChoice Growth Investor Fund             Special Value Fund
Government Mortgage Fund                Limited Term Income Fund                    Stock Index Fund
Growth Fund                             National Municipal Bond Fund                Tax-Free Money Market Fund
Institutional Money Market Fund         New York Tax-Free Fund                      U.S. Government Obligations Fund
Intermediate Income Fund                Ohio Municipal Bond Fund                    Value Fund


                                March 1, 1999

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses dated March 1, 1999 for the Class A, Class B, Investor of The Victory Portfolios and the Prospectus dated January 26, 1999 for the Class G shares of the Diversified Stock Fund, Fund for Income, International Growth Fund, Ohio Municipal Bond Fund and Special Growth Fund (to be renamed "Small Company Opportunity Fund", as described herein (each listed below a "Prospectus," and collectively, the "Prospectuses"), as amended or supplemented from time to time.

This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing The Victory Portfolios at P.O Box 8527, Boston, MA 02266-8527, or by
calling  toll  free   800-539-FUND   (800-539-3863).


INVESTMENT ADVISER and SUB-ADMINISTRATOR    DIVIDEND DISBURSING AGENT
Key Asset Management Inc.                   and SERVICING AGENT
                                            Boston Financial Data Services, Inc.
ADMINISTRATOR and DISTRIBUTOR
BISYS Fund Services                         CUSTODIAN
                                            Key Trust Company of Ohio, N.A.
TRANSFER AGENT
State Street Bank and Trust Company         INDEPENDENT ACCOUNTANTS
                                            PricewaterhouseCoopers LLP

                                            COUNSEL
                                            Kramer Levin Naftalis & Frankel LLP

Table of Contents

INVESTMENT POLICIES AND LIMITATIONS..........................................  2

FUNDAMENTAL RESTRICTIONS OF THE FUNDS........................................  4
NON-FUNDAMENTAL RESTRICTIONS OF THE FUNDS.................................... 12
INSTRUMENTS IN WHICH THE FUNDS CAN INVEST.................................... 16
         Eligible Securities for Money Market Funds.......................... 23
         U.S. Corporate Debt Obligations..................................... 24
         Temporary Defensive Measures -- Short-Term Obligations.............. 24
         Short-Term Corporate Obligations.................................... 24
         Demand Features..................................................... 24
         Bankers' Acceptances................................................ 24
         Bank Deposit Instruments............................................ 25
         Eurodollar Certificates of Deposit.................................. 25
         Yankee Certificates of Deposit...................................... 25
         Eurodollar Time Deposits............................................ 25
         Canadian Time Deposits.............................................. 25
         Commercial Paper.................................................... 25
         International Bonds................................................. 25
         Foreign Debt Securities............................................. 25
         Repurchase Agreements............................................... 26
         Reverse Repurchase Agreements....................................... 26
         Short-Term Funding Agreements....................................... 26
         Variable Amount Master Demand Notes................................. 26
         Variable Rate Demand Notes.......................................... 27
         Variable and Floating Rate Notes.................................... 27
         Extendible Debt Securities.......................................... 28
         Receipts............................................................ 28
         Zero-Coupon Bonds................................................... 28
         High-Yield Debt Securities.......................................... 28
         Loans and Other Direct Debt Instruments............................. 29
         Securities of Other Investment Companies............................ 29
         U.S. Government Obligations......................................... 29
         Municipal Securities................................................ 29
         Risk Factors Associated with Certain Issuers of Municipal Securities 32
         Ohio Tax-Exempt Obligations......................................... 32
         Municipal Lease Obligations......................................... 33
         Lower-Rated Municipal Securities.................................... 34
         Federally Taxable Obligations....................................... 34
         Refunded Municipal Bonds............................................ 34
         When-Issued Securities.............................................. 34
         Delayed-Delivery Transactions....................................... 35
         Mortgage-Backed Securities.......................................... 35
                  In General................................................. 35
                  U.S. Government Mortgage-Backed Securities................. 35
                  GNMA Certificates.......................................... 36
                  FHLMC Securities........................................... 36
                  FNMA Securities............................................ 36
                  Collateralized Mortgage Obligations........................ 36
                  Non-Government Mortgage-Backed Securities.................. 36
         Asset-Backed Securities............................................. 37
         Futures and Options................................................. 37
                  Futures Contracts.......................................... 37
                  Restrictions on the Use of Futures Contracts............... 38

                  Risk Factors in Futures Transactions.....................   39
                  Options..................................................   40
                  Puts.....................................................   40
                  Illiquid Investments.....................................   41
                  Restricted Securities....................................   41
                  Securities Lending Transactions..........................   42
         Short Sales Against-the-Box.......................................   42
         Investment-Grade and High Quality Investments.....................   42
         Participation Interests...........................................   42
         Warrants..........................................................   42
         Convertible Securities............................................   42
         Synthetic Securities..............................................   43
         Refunding Contracts...............................................   43
         Standby Commitments...............................................   43
         Foreign Investments...............................................   43
         Miscellaneous Securities..........................................   44
         Additional Information Concerning Ohio Issuers....................   45
         Additional Information Concerning New York Issuers................   48

DETERMINING NET ASSET VALUE FOR THE MONEY MARKET FUNDS.....................   67

VALUATION OF PORTFOLIOS SECURITIES FOR THE MONEY MARKET FUNDS..............   68

VALUATION OF PORTFOLIO SECURITIES FOR THE TAXABLE BOND FUNDS AND THE
TAX-FREE BOND FUNDS........................................................   69

VALUATION OF PORTFOLIO SECURITIES FOR THE EQUITY FUNDS.....................   69

PERFORMANCE OF THE MONEY MARKET FUNDS......................................   69

PERFORMANCE OF THE NON-MONEY MARKET FUNDS..................................   72

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION..................   82

DIVIDENDS AND DISTRIBUTIONS................................................   87

TAXES......................................................................   88

TRUSTEES AND OFFICERS......................................................   95

ADVISORY AND OTHER CONTRACTS...............................................   99

ADDITIONAL INFORMATION.....................................................  117

APPENDIX...................................................................  A-1

                       STATEMENT OF ADDITIONAL INFORMATION

The Victory Portfolios (the "Trust") is an open-end management investment company. The Trust consists of 36 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). The outstanding shares represent interests in the 36 separate investment portfolios. The following Funds are non-diversified: the Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, New York Tax-Free Fund, National Municipal Bond Fund and Real Estate Investment Fund. All other Funds are diversified mutual funds.

This Statement of Additional Information (the "SAI") relates to the shares of 30 of the 36 Funds and their respective classes, and are listed below. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.

The Victory Portfolios:


------------------------------------- ---------------------------------------- ---------------------------------------

Balanced Fund                         International Growth Fund                Ohio Municipal Money Market Fund
     Class A Shares                        Class A Shares                           Class A Shares
     Class B Shares                        Class G Shares
                                                                               Ohio Regional Stock Fund
Convertible Securities Fund           Investment Quality Bond Fund                  Class A Shares
     Class A Shares                        Class A Shares                           Class B Shares

Diversified Stock Fund                Lakefront Fund                           Prime Obligations Fund
     Class A Shares                        Class A Shares                           Class A Shares
     Class B Shares
     Class G Shares                   LifeChoice Conservative Investor Fund    Real Estate Investment Fund
                                           Class A Shares                           Class A Shares
Federal Money Market Fund
     Select Shares                    LifeChoice Moderate Investor Fund        Small Company Opportunity Fund+
     Investor Shares                       Class A Shares                           Class A Shares
                                                                                    Class G Shares
Financial Reserves Fund               LifeChoice Growth Investor Fund
     Class A Shares                        Class A Shares                      Special Value Fund
                                                                                    Class A Shares
Fund for Income                       Limited Term Income Fund                      Class B Shares
     Class A Shares                        Class A Shares
     Class G Shares                                                            Stock Index Fund
                                      National Municipal Bond Fund                  Class A Shares
Government Mortgage Fund                   Class A Shares
     Class A Shares                        Class B Shares                      Tax-Free Money Market Fund
                                                                                    Class A Shares
Growth Fund                           New York Tax-Free Fund
     Class A Shares                        Class A Shares                      U.S. Government Obligations Fund
                                           Class B Shares                           Select Shares
Institutional Money Market Fund                                                     Investor Shares
     Select Shares                    Ohio Municipal Bond Fund
     Investor Shares                       Class A Shares                      Value Fund
                                           Class G Shares                           Class A Shares
Intermediate Income Fund
     Class A Shares
------------------------------------- ---------------------------------------- ---------------------------------------


------------------------------------
+ This Fund is currently known as the "Special Growth" Fund. After the reorganization described in this SAI at "Purchasing Shares -- Class G Shares -- The Gradison Fund Reorganization," the Special Growth Fund will change its name to the "Small Company Opportunity" Fund.

INVESTMENT POLICIES AND LIMITATIONS

Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

The LifeChoice Funds.

The LifeChoice Conservative Investor Fund, LifeChoice Moderate Investor Fund and LifeChoice Growth Investor Fund (the "LifeChoice Funds") are separately managed, diversified mutual funds, each with its own investment objective and policies. Each LifeChoice Fund has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among funds of the Trust (the "Proprietary Portfolios"). The LifeChoice Funds also may invest a portion of their assets in shares of investment companies that are not part of the same group of investment companies as the Trust (the "Other Portfolios"). (Proprietary Portfolios and Other Portfolios are sometimes referred to herein as "Underlying Portfolios.") From time to time, Key Asset Management Inc., each Fund's investment adviser ("KAM" or the "adviser"), may select other mutual funds that are not listed in the LifeChoice Prospectus.


The Investment Company Act of 1940, as amended (the "1940 Act"), permits the LifeChoice Funds to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940
Act) as the Trust, provided that certain limitations are observed. Generally, these limitations require that a fund of funds (a) limit its investments to shares of other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act) as the fund of funds, government securities, and short-term paper; (b) observe certain limitations on the amount of sales loads and distribution-related fees that are borne by shareholders of the fund of funds; and (c) do not invest in other funds of funds. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC"), the LifeChoice Funds may invest in investment portfolios of the Proprietary Portfolios and in shares of the Other Portfolios that are not part of the same group of investment companies as the LifeChoice Funds. A LifeChoice Fund and its affiliates, collectively, may acquire no more than 3% of the total outstanding stock of any Other Portfolio.

Because of their investment objectives and policies, the LifeChoice Funds will concentrate (i.e., invest 25% or more of their total assets) in the mutual fund industry. In addition, a LifeChoice Fund may invest in a Proprietary Portfolio or Other Portfolio that concentrates 25% or more of its total assets in any one industry. Investments by a LifeChoice Fund in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or in repurchase agreements collateralized by the foregoing equalling 25% or more of the Fund's total assets will not be considered "concentration" by such Fund in the industry of the issuer(s) of such securities.

The LifeChoice Funds' Prospectus more fully addresses the subject of each Fund's and each Proprietary Portfolio's investment objectives, as well as the investment policies that the Funds apply in seeking to meet those objectives. "Additional Information Regarding Fund Investments," below, will supplement that information more specifically by detailing the types of securities and other instruments in which the Proprietary Portfolios may invest, the strategies behind, and the risks associated with, such investing. Note that there can be no assurance given that the respective investment objectives of the LifeChoice Funds or the Proprietary Portfolios will be achieved.

The LifeChoice Funds may invest in the following Proprietary Portfolios, each of which is described in this SAI: the Convertible Securities Fund, Diversified Stock Fund, Financial Reserves Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Limited Term Income Fund, Real Estate Investment Fund, Special Growth Fund (to be renamed the Small Company Opportunity Fund), Special Value Fund and Value Fund.

Other Portfolios. The LifeChoice Funds do not pay any front end sales loads or contingent deferred sales charges in connection with the purchase or redemption of shares of the Other Portfolios. In addition, to the extent required by the 1940 Act or the terms of any exemptive order received by the Funds from the SEC, the sales charges, distribution related fees and service fees related to shares of the Funds will not exceed the limits set forth in the Conduct Rules of the National Association of Securities Dealers, Inc. when aggregated with any sales charges, distribution related fees and service fees that the Funds pay relating to Other Portfolio shares.

The LifeChoice Funds may invest in the following Other Portfolios: the PBHG Growth Fund, the Neuberger&Berman Genesis Fund and the Loomis Sayles Bond Fund.

Other Investments -- Short-Term Obligations. Normally, each of the LifeChoice Funds will be predominantly invested in shares of other mutual funds. Under certain circumstances, however, a LifeChoice Fund may invest in short-term obligations. To the extent that a LifeChoice Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high-quality liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days, and debt obligations backed by the full faith and credit of the U.S. Government. These instruments are described below in the following section of this SAI describing the permissible investments of the Proprietary Portfolios.

Additional Information Regarding Fund Investments.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. The Funds' investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectuses and this SAI.

Unless otherwise noted in the prospectus or this SAI, a Fund may invest no more than 5% of its total assets in any of the securities or financial instruments described below (unless the context requires otherwise).

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus.

The following sections list each Fund's investment policies, limitations, and restrictions. The securities in which the Funds can invest and the risks associated with these securities are discussed in the section "Instruments in Which the Funds Can Invest."

Defined Terms. All capitalized terms listed in a Fund's Investment Policies and Limitations section referring to permissible investments are described in the section "Instruments in Which the Funds Can Invest."

The following terms are used throughout the Investment Policies and Limitations sections.
         S&P:  Standard & Poor's
         Moody's:  Moody's Investors Service, Inc.
         NRSRO:  Nationally recognized statistical ratings organization

FUNDAMENTAL RESTRICTIONS OF THE FUNDS
-------------------------------------

1.  Senior Securities

No Fund (except the  Convertible  Securities  Fund and the Federal  Money Market
Fund) may:

Issue any senior security (as defined in the 1940 Act), except that (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

2.  Underwriting

The Funds may not:

Underwrite securities issued by others, except to the extent that a Fund (or, with respect to the LifeChoice Funds, an Underlying Portfolio) may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

3.  Borrowing

The Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may not:

Borrow money, except that (a) each Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3 % of the Fund's total assets; and (b) each Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

The Financial Reserves Fund, Institutional Money Market Fund and the LifeChoice Funds may not:

Borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

This fundamental limitation is construed in conformity with the 1940 Act, and if at any time Fund borrowings exceed an amount equal to 33 1/3 of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund for Income may not:

Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of its total assets at the time of the borrowing.

The National Municipal Bond Fund may not:

Borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Ohio Municipal Money Market Fund may:

(a) Borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed, and (b) purchase securities on a when-issued or delayed delivery basis. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

4.  Real Estate

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Funds in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

The National Municipal Bond Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Financial Reserves Fund may not:

Buy or sell real estate, commodities, or commodities (futures) contracts.

The Institutional Money Market Fund may not:

Buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

The Intermediate Income Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Ohio Municipal Money Market Fund will not:

Purchase or sell real estate, although it may invest in Ohio Municipal Securities secured by real estate or interests in real estate.

The U.S. Government Obligations Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.

The Real Estate Investment Fund may not:

Purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Purchase or hold any real estate, including real estate limited partnerships, except that the Funds may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein.

5.  Lending

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may not:

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Financial Reserves Fund and Institutional Money Market Fund may not:

Make loans to other persons, except (a) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, each Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the Fund.

The Fund for Income may not:

Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

The New York Tax-Free Fund may not:

Make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

The Ohio Municipal Money Market Fund will not:

Lend any of its assets, except through the purchase of a position of publicly distributed debt instruments or repurchase agreements and through the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements, except as outlined under "Additional Information on Fund Investments" and the sub-section, "Securities Lending." The Funds will not lend any other assets except as a special investment method. See "Investment Objectives and Policies" herein and "Investment Objectives" in the Prospectus.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of the total assets of any of the Funds would be subject to such loans.

The LifeChoice Funds may not:

Lend any security or make any other loan if, as a result, more than 33-1/3% of a Fund's total assets would be lent to other parties, except that a Fund may invest in Underlying Portfolios that lend portfolio securities consistent with their investment objectives and policies, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6.  Commodities

The Diversified Stock Fund, Government Mortgage Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Stock Index Fund and Tax-Free Money Market Fund may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The New York Tax-Free Fund and Ohio Municipal Money Market Fund may not:

Purchase or sell commodities or commodity contracts.

The Balanced Fund, Growth Fund, Special Value Fund, U.S. Government Obligations Fund and Value Fund may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

The Fund for Income may not:

Purchase or sell commodities or commodity contracts, oil, gas or other mineral exploration or development programs.

The National Municipal Bond Fund may not:

Purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities).

The Convertible Securities Fund and the Federal Money Market Fund may not:

Deal in commodities or commodity contracts.

7.  Joint Trading Accounts

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund may not:

Participate on a joint or joint and several basis in any securities trading account.

8.  Diversification

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, Ohio Regional Stock Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, U.S. Government Obligations Fund and Value Fund may not:

With respect to 75% of a Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Prime Obligations Fund may not:

With respect to 75% of a Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Note: In accordance with Rule 2a-7 under the 1940 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three days.)

The New York Tax-Free Fund may not:

Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities, and the State of New York and its municipalities) if as a result more than 25% of its total assets are invested in the securities of a single issuer, and with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency, of which such state is a member, is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

The National Municipal Bond Fund:

To meet federal tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and
(b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government Securities" as defined for federal tax purposes. (For such purposes, municipal obligations are not treated as "Government Securities," and consequently they are subject to limitations (a) and (b).)

The Ohio Municipal Money Market Fund will limit:

With respect to 75% of the Fund's total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of the Fund's total assets could be invested in a single issuer if the Adviser believes such a strategy to be prudent. Under Rule 2a-7 under the 1940 Act, the Fund also is subject to certain diversification requirements.

The Tax-Free Money Market Fund may not:

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Tax-Free Money Market Fund's total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental issuer, a security is considered to be issued by such non-governmental issuer.

The Fund for Income may not:

Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities), with regard to 75% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

The Convertible Securities Fund and the Federal Money Market Fund may not:

As to 75% of their respective total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. Government, its agencies or its instrumentalities.

9.  Concentration

The Balanced Fund, Diversified Stock Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, Ohio Regional Stock Fund, Special Value Fund, Stock Index Fund and Value Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Prime Obligations Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Tax-Free Money Market Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Ohio Municipal Bond Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The National Municipal Bond Fund may not:

Purchase securities (other than those issued or guaranteed by the U.S. government or any securities of its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of the foregoing) if, as a result, more than 25% of the Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; for the purpose of this restriction, utility companies will be divided according to their services, for example, gas, gas transmission, electric and gas and telephone will each be considered a separate industry. Industrial development revenue bonds which are issued by non-governmental entities within the same industry shall be subject to this industry limitation.

The Ohio Municipal Money Market Fund will not:

Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities) if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry. The Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds.

The Financial Reserves Fund and Institutional Money Market Fund may not:

Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

The Real Estate Investment Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries. Notwithstanding the foregoing, the Fund will concentrate its investments in securities in the real estate industry.

The New York Tax-Free Fund may not:

With respect to non-municipal investments, purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 15% of its net assets would be subject to repurchase agreements maturing in more than seven days.

The Small Company Opportunity Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Fund for Income and New York Tax-Free Fund may not:

Invest more than 25% of the Fund's total assets in securities whose interest payments are derived from revenue from similar projects.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Purchase securities if such purchase would cause more than 25% of any of the Funds' total assets to be invested in the securities of issuers in any one industry, provided however that the Federal Money Market Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities or U.S. bank obligations. The Federal Money Market Fund, however, will not exercise its right to concentrate in U.S. bank obligations.

10.  Miscellaneous

         a.  Tax-exempt income

The Ohio Municipal Money Market Fund may not:

Invest its assets so that less than 80% of its annual interest income is exempt from the federal income tax and Ohio taxes.

         b.  Use of assets as security

The Fund for Income may not:

Pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by its fundamental restriction on borrowing, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of its total assets.

         c. Investing to influence management or to exercise control.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Funds from voting proxies in their discretion.

The LifeChoice Funds may not:

Make investments for the purpose of exercising control or management (but this shall not prevent a Fund from purchasing a controlling interest in one or more Underlying Portfolios consistent with its investment objectives and policies).

         d. Margin purchases and short selling.

The Convertible Securities Fund and the Federal Money Market Fund may not purchase securities on margin or sell securities short.

         e. Securities of other investment companies.

The Convertible Securities Fund and the Federal Money Market Fund may not purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

         f.  Restricted Securities.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Invest more than 15% of any of the Convertibles Securities Funds' net assets or more than 10% of the Federal Money Market Fund's net assets in (i) securities restricted as to disposition under the Federal securities laws, (ii) securities as to which there are no readily available market quotations, or (iii) repurchase agreements with a maturity in excess of 7 days.

NON-FUNDAMENTAL RESTRICTIONS OF THE FUNDS

1.  Illiquid Securities

The Balanced Fund, Diversified Stock Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund and Value Fund may not:

Invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. The adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

The Financial Reserves Fund, Institutional Money Market Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Tax-Free Money Market Fund and U.S. Government Obligations Fund may not:

Invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Restricted Securities shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.  Short Sales and Purchases on Margin

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, the LifeChoice Funds, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Small Company
Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may not:

Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund, and, with respect to the International Growth Fund, provided that this restriction shall not limit that Fund's ability to make margin payments in connection with transactions in currency future options.

The Financial Reserves Fund and Institutional Money Market Fund may not:

1. Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

2. Make short sales of securities.

The Fund for Income and New York Tax-Free Fund may not:

Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The National Municipal Bond Fund may not:

1. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

The Ohio Municipal Money Market Fund may not:

Sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

The LifeChoice Funds and the Small Company Opportunity Fund:

Do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

3.  Other Investment Companies

The Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Financial Reserves Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Institutional Money Market Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may:

Invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, the Funds may invest in the other money market funds of the Trust. Each Fund will waive the portion of its fee attributable to the assets of each Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Funds are registered for sale.

The Funds (except for the LifeChoice Funds) may not:

Purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

The National Municipal Bond Fund may not:

Purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

The Ohio Municipal Money Market Fund will not:

Invest any of its assets in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

4.  Miscellaneous

         a.  Investment grade obligations

The National Municipal Bond Fund, New York Tax-Free Fund and Ohio Municipal Bond Fund may not:

Hold more than 5% of its total assets in securities that have been downgraded below investment grade.

         b.  Concentration

The Fund for Income may not:

With respect to non-municipal bond investments, purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry.

         c.  Diversification.

The Convertible Securities Fund and the Federal Money Market Fund may not:
With respect to 75% of a Fund's total assets, purchase the securities of any one issuer (except in securities of the United States Government, its agencies or its instrumentalities) if as a result (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Rule 2a-7 of the 1940 Act permits the Federal Money Market Fund to invest up to 25% of its total assets in securities of a single issuer for a period of up to three days.

         d. Foreign issuers.

The Convertible Securities Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

The Federal Money Market Fund may not invest in foreign securities.

         e. Unseasoned issuers.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

The LifeChoice Funds may not:

Invest more than 5% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation (except for the Proprietary Portfolios, but a LifeChoice Fund may invest in Underlying Portfolios that do so invest).

         f. Pledge of assets.

The Convertible Securities Fund and the Federal Money Market Fund may not:

Pledge or hypothecate any of the Fund's assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

         g.  Federal Money Market Fund.

The Federal Money Market Fund may not (a) lend portfolio securities, (b) borrow money, or (c) invest in shares of other investment companies.

         h.  The LifeChoice Funds

The LifeChoice Funds may not participate on a joint or joint and several basis in any securities trading account.

Investment Restrictions of Certain Underlying Portfolios of the LifeChoice Funds

Notwithstanding the foregoing restrictions, the Other Portfolios in which the Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions listed above. The investment restrictions of the Proprietary Portfolios are set forth in this SAI and the investment restrictions of the Other Portfolios are set forth in their respective statements of additional information.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST
-----------------------------------------

The following tables list some of the types of securities each of the Funds may choose to purchase under normal market conditions. Unless otherwise stated, the indicated percentage relates to a Fund's total assets that may be committed to the stated investment. Permissible investments for the three LifeChoice Funds will correspond to the Underlying Portfolios comprising the particular LifeChoice Fund, some of which, the Proprietary Portfolios, are described in this SAI. For information on the Underlying Portfolios, see the LifeChoice Funds' Prospectus.


                                       Investments common to all of the Funds
                                       (except the Federal Money Market Fund)
                 ----------------------------------------------- ----------------------------
                                           Borrowing from Banks  o        5%
                 ----------------------------------------------- ----------------------------
                                  Reverse Repurchase Agreements  o        33 1/3%
                 ----------------------------------------------- ----------------------------
                               When-Issued and Delayed Delivery  o        33 1/3%
                 ----------------------------------------------- ----------------------------

                                                       Money Market Funds(1)
----------------------------------------------------------------------------------------------------------------------
Commercial Paper   o    No limit:  Financial Reserves,        Short-Term         o    10% of net assets:
                        Institutional Money Market, Prime     Funding                 Financial Reserves,
                        Obligations, U.S. Government          Agreements              Institutional Money Market,
                        Obligations                                                   Prime Obligations

                   o    No limit/up to 20% taxable:
                        Ohio Municipal Money Market,
                        Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------


------------------------------------
1        The Federal Money Market Fund,  Financial Reserves Fund,  Institutional
         Money Market Fund, Ohio Municipal Money Market Fund, Prime  Obligations
         Fund, Tax-Free Money Market Fund and U.S. Government Obligations Fund.


                                       16

------------------ ------------------------------------------ ------------------ -------------------------------------
Repurchase         o    No limit:  Federal Money              U.S. Government    o    No limit:  Federal Money
Agreements              Market, Financial Reserves,           Securities              Market, Financial Reserves,
                        Institutional Money Market, Prime                             Institutional Money Market,
                        Obligations                                                   Prime Obligations

                   o    No limit, collateralized by                              o    Only direct U.S. Treasury
                        U.S. Treasurys:  U.S. Government                              Obligations:  U.S. Government
                        Obligations                                                   Obligations

                   o    20%:  Ohio Municipal Money                               o    20%:  Ohio Municipal Money
                        Market                                                        Market, Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------
Bank Deposit       o    No limit:  Financial Reserves,        Restricted         o    No limit:  Financial
Instruments             Institutional Money Market, Prime     Securities              Reserves, Institutional Money
                        Obligations                                                   Market, Prime Obligations

                   o    20%:  Ohio Municipal Money                               o    No limit/20% taxable:
                        Market, Tax-Free Money Market                                 Ohio Municipal Money Market,
                        Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------
Master Demand      o    No limit:    Financial                Time Deposits      o    No limit:  Financial
Notes                   Reserves, Institutional Money                                 Reserves, Institutional Money
                        Market, Prime Obligations                                     Market, Prime Obligations

                   o    20%:  Ohio Municipal Money                               o    20%:  Ohio Municipal Money
                        Market, Tax-Free Money Market                                 Market, Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------
Tax and Bond       o    No limit:  Ohio Municipal Money       Variable and       o    No limit:  All Money
Anticipation            Market, Tax-Free Money Market         Floating Rate           Market Funds
Notes                                                         Securities
------------------ ------------------------------------------ ------------------ -------------------------------------
Tax-Exempt         o    No limit:  Financial Reserves,        Eurodollar         o    25%:  Financial Reserves,
Commercial Paper        Ohio Municipal Money Market, Prime    Obligations             Institutional Money Market,
                        Obligations, Tax-Free Money Market,                           Prime Obligations
                        Institutional Money Market
                                                                                 o    20%:  Ohio Municipal Money
                                                                                      Market, Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------
Zero Coupon Bonds  o    No limit:  Financial Reserves,        Mortgage-Backed    o    No limit:  Financial
                        Institutional Money Market, Prime     Securities              Reserves, Institutional Money
                        Obligations                                                   Market, Prime Obligations

                   o    No limit/only U.S. Treasurys:                            o    No limit/only U.S.
                        U.S. Government Obligations                                   Treasurys:  U.S. Government
                                                                                      Obligations
                   o    No limit/tax-exempt:  Ohio
                        Municipal Money Market, Tax-Free                         o    No limit/tax-exempt:  Ohio
                        Money Market                                                  Municipal Money Market,
                                                                                      Tax-Free Money Market
------------------ ------------------------------------------ ------------------ -------------------------------------



                                       17

------------------ ------------------------------------------ ------------------ -------------------------------------
Illiquid           o    10% of net assets:  Financial         Securities of      o    With respect to 75%, no
Securities              Reserves, Institutional Money         Any One Issuer          more than 5%:  Ohio Municipal
                        Market, Ohio Municipal Money                                  Money Market
                        Market, Prime Obligations, Tax-Free
                        Money Market                                             o    5%:  Financial Reserves,
                                                                                      Institutional Money Market
                                                                                      Prime Obligations, Tax-Free
                                                                                      Money Market, U.S. Government
                                                                                      Obligations
------------------ ------------------------------------------ ------------------ -------------------------------------
Securities         o    33 1/3%: Financial Reserves,          Investment         o    5% in any one mutual fund
Lending                 Institutional Money Market, Prime     Company
                        Obligations, U.S. Government          Securities         o    3% of the assets of any
                        Obligations                                                   one mutual fund

                   o    None: Federal Money Market,                              o    10% in combined mutual
                        Ohio Municipal Money Market, even                             fund holdings
                        though Fundamental Restriction
                        No. 7 permits the Fund                                   All Money Market Funds except the
                        to lend portfolio securities.                            Federal Money Market Fund.

------------------ ------------------------------------------ ------------------ -------------------------------------


                                  Investments common to all of the Municipal Bond Funds(2)

------------------------------ ---------------------------- ---------------------------- -----------------------------
Revenue Bonds      o   No      Resource        o    No      Illiquid     o 15%           General           o    No
                       limit   Recovery Bonds       limit   Securities     of net        Obligation Bonds       limit
                                                                           assets
------------------------------ ---------------------------- ---------------------------- -----------------------------
Zero Coupon Bonds  o   No      Refunding       o    No      Municipal       o    30%     Tax-Exempt        o    No
                       limit   Contracts            limit   Lease                        Commercial Paper       limit
                                                            Obligations
------------------------------ ---------------------------- ---------------------------- -----------------------------
Tax, Revenue and   o           Lower-Rated     o    5%      U.S.            o    20%     Variable and      o    No
Bond                    No     Municipal                    Government                   Floating Rate          limit
Anticipation            limit  Securities                   Securities                   Securities
Notes
------------------------------ ---------------------------- ---------------------------- -----------------------------
Asset-Backed       o    35%    Taxable         o    20%     Tax             o    20%     Repurchase        o    20%
Securities                     Obligations                  Preference                   Agreements
                                                            Items
------------------------------ ---------------------------- ---------------------------- -----------------------------
Demand Features    o    No     Mortgage-Backed o    35%     Restricted      o    No      Certificates of   o    20%
or "Puts"               limit  Securities,                  Securities           limit   Participation
                               Tax-Exempt
------------------------------ ---------------------------- ---------------------------- -----------------------------
Futures Contracts and Options on Futures Contracts          o        5% in margins and premiums; 33-1/3% subject to
                                                                 futures or options on futures
----------------------------------------------------------------------------------------------------------------------


-----------------------------
2        The  National  Municipal  Bond  Fund,  New  York  Tax-Free  Fund,  Ohio
         Municipal Bond Fund.


                                       18

----------------------------------------------------------- ----------------------------------------------------------
Collateralized Mortgage        o    25%                     Industrial Development Bonds    o    25%
Obligations, Tax-Exempt                                     and Private Activity Bonds
----------------------------------------------------------- ----------------------------------------------------------
Dollar Weighted Effective      o    5 to 11 years:          Marturity at the                o    20 to 30 years
Average Maturity                    National Municipal      Time of Purchse                      New York Tax Free
                                    Bond

                               o    5 to 15 years:
                                    Ohio Municipal Bond



----------------------------------------------------------- ----------------------------------------------------------
Investment Company Securities  o    5% in any one            When-Issued and delayed         o    33 1/3%
                                    mutual fund              Delivery Securities


                               o    3% of the assets
                                    of any one mutual fund

                               o    10% in combined
                                    mutual fund holdings
----------------------------------------------------------- ----------------------------------------------------------
                                           Investments common to all of the Taxable Bond Funds(3)

           --------------------------------------------------------------------------------------------------
           Illiquid Securities     o    15% of net                  Securities Lending      o   33 1/3%
                                        assets
           --------------------------------------------------------------------------------------------------


                                                                   Taxable Bond Funds

--------------------------------------------------------------- ------------------------------------------------------
U.S. Government     o    No limit:  Fund for Income,            Corporate          o    No limit:  Intermediate
Securities               Intermediate Income, Investment        Debt                    Income, Investment Quality
                         Quality Bond, Limited Term Income      Obligations             Bond, Limited Term Income

                    o    20%:  Government Mortgage                                 o    20%:  Government Mortgage
--------------------------------------------------------------- ------------------------------------------------------
Convertible or      o    No limit:  Intermediate Income         Preferred          o    20%:  Intermediate
Exchangeable             Fund, Investment Quality Bond,         and Convertible         Income Fund, Investment
Corporate Debt           Limited Term Income                    Preferred Stock         Quality Bond, Limited Term
Obligations                                                     of U.S.                 Income
                    o    20%:  Government Mortgage              Corporations
--------------------------------------------------------------- ------------------------------------------------------
Mortgage-Backed     o    No limit:  Intermediate Income         Short-Term         o    No limit:  Limited Term
Securities and           Fund, Investment Quality Bond,         Debt Obligations        Income
Collateralized           Limited Term Income
Mortgage                                                                           o    35%:  Intermediate
Obligations         o    80 to 100% (U.S. Gov't):                                       Income Fund, Investment
                         Government Mortgage Fund                                       Quality Bond

                    o    65 to 100%:  Fund for Income                              o    20% Government Mortgage
--------------------------------------------------------------- ------------------------------------------------------


------------------------------
3        The Fund for Income,  Government  Mortgage  Fund,  Intermediate  Income
         Fund, Investment Quality Bond Fund and Limited Term Income Fund.




                                       19

--------------------------------------------------------------- ------------------------------------------------------
Zero Coupon Bonds   o    20%:  Intermediate Income,             Variable and       o    No limit:  Intermediate
                         Investment Quality Bond, Limited       Floating Rate           Income, Investment Quality
                         Term Income                            Securities              Bond, Limited Term Income

                    o    20% (U.S. Gov't): Fund for                                o    35% (U.S. Gov't):  Fund
                         Income, Government Mortgage                                    for Income

                                                                                   o    20% (U.S. Gov't):
                                                                                        Government Mortgage
--------------------------------------------------------------- ------------------------------------------------------
Yankee Securities   o    20%:  Intermediate Income Fund,        Foreign            o    20%:  Intermediate
                         Investment Quality Bond, Limited       Securities              Income, Investment Quality
                         Term Income                                                    Bond, Limited Term Income
--------------------------------------------------------------- ------------------------------------------------------
Receipts            o    20%:  Intermediate Income,             Repurchase         o    35%:  Fund for Income,
                         Investment Quality Bond, Limited       Agreements              Intermediate Income,
                         Term Income                                                    Investment Quality Bond,
                                                                                        Limited Term Income


                    o    20% (U.S. Gov't):  Fund for
                         Income                                                    o    20%:  Government Mortgage Fund
--------------------------------------------------------------- ------------------------------------------------------
Tax, Revenue and    o    No limit:  Intermediate Income,        Restricted         o    No limit:  Intermediate
Bond Anticipation        Investment Quality Bond, Limited       Securities              Income, Investment Quality
Notes                    Term Income                                                    Bond, Limited Term Income

                    o    20%:  Government Mortgage                                 o    20%:  Government Mortgage
--------------------------------------------------------------- ------------------------------------------------------
Futures Contracts   o    5% in margins and premiums;            Asset-Backed       o    35%: Fund for
and Options on           33-1/3% subject to futures or          Securities              Income, Intermediate Income,
Futures Contracts        options on futures:  Fund for                                  Investment Quality Bond
                         Income, Intermediate Income,                                   Limited Term Income
                         Investment Quality Bond, Limited                               20%: Government Mortgage
                         Term Income

--------------------------------------------------------------- ------------------------------------------------------
Dollar Weighted                                                                    o    2 to 30 years: Fund for Income
Effective Average
Maturity
                                                                                   o    5 to 15 years: Investment Quality
                                                                                        Bond

                                                                                   o    3 to 10 years: Intermediate Income

                                                                                   o    1 to 5 years:  Limited
                                                                                        Term Income
--------------------------------------------------------------- ------------------------------------------------------
Options             o    25% to write covered calss, 5%
                         to purchase options to close out
                         open options transactions, Fund
                         for Income
--------------------------------------------------------------- ------------------------------------------------------



                                       20

                                    Investments common to all of the Equity Funds(4)
-------------------------------------------------------   ------------------------------------------------------------
Illiquid Securities.         o    15% of net assets       Securities Lending          o    33 1/3%
-------------------------------------------------------   ------------------------------------------------------------
Futures Contracts and        o    5% in margins and       Investment Company          o    5% in any one mutual
Options on Futures                premiums; 33-1/3%       Securities                       fund
Contracts                         subject to futures or
                                  options on futures                                  o    3% of the assets of
                                                                                           any one mutual fund

                                                                                      o    10% in combined
                                                                                           mutual fund holdings
-------------------------------------------------------   ------------------------------------------------------------
When-Issued and
Delayed-Delivery Securities                                                           o    33 1/3%
----------------------------------------------------------------------------------------------------------------------
Warrants.                    o        10%:  All Equity Funds (except Convertible Securities)

                             o        5%:  Convertible Securities
----------------------------------------------------------------------------------------------------------------------


                                                    Equity Funds
----------------------------------------------------------------------------------------------------------------------
U.S. Equity          o    80 to 100%: Diversified Stock,        Repurchase       o    35%:  Balanced,
Securities                Growth, Lakefront, Ohio Regional      Agreements            Convertible Securities,
                          Stock, Real Estate Investment,                              International Growth
                          Special Value, Stock Index, Value

                     o    80 to 100%:  Small Company
                          Opportunity                                            o    20%:  Diversified Stock,
                                                                                      Growth,  Lakefront, Ohio Regional
                     o    45 to 70%:  Balanced, Growth                                Stock, Real Estate Investment, Small
                                                                                      Opportunity, Special Value, Stock
                                                                                      Index, Value

                     o    35%:  Convertible Securities
--------------------------------------------------------------- ------------------------------------------------------
Foreign Equity       o    No limit:  International Growth       Foreign Debt     o    20%:  International Growth
Securities Traded                                               Securities
on a Foreign         o    10%:  Convertible Securities                           o    10%:  Balanced, Convertible
Exchange                                                                              Securities

----------------------------------------------------------------------------------------------------------------------


----------------------------
4        The Balanced Fund, Convertible Securities Fund, Diversified Stock Fund,
         Growth Fund,  International  Growth Fund, Lakefront Fund, Ohio Regional
         Stock Fund,  Real Estate  Investment  Fund,  Small Company  Opportunity
         Fund, Special Value Fund, Stock Index Fund and Value Fund.



                                       21

--------------------------------------------------------------- ------------------------------------------------------
Foreign Equity       o    No limit:  Stock Index                Options          o    25% in covered calls and
Securities Traded                                                                     puts:  Real Estate Investment
on U.S. Exchanges    o    65 to 100%:  International
                          Growth                                                 o    25% in covered calls and
                                                                                      5% in call or put options:
                     o    20%:  Real Estate Investment                                Small Company Opportunity

                     o    10%:  Balanced, Convertible                            o    25% in covered calls:
                          Securities, Diversified Stock,                              Balanced, Diversified Stock,
                          Growth, Lakefront,                                          Growth, International Growth,
                          Small Company Opportunity,                                  Lakefront, Ohio Regional Stock,
                          Special Value, Value                                        Special Value, Stock
                                                                                      Index, Value


                                                                                 o    5% in calls:  Convertible
                                                                                      Securities
--------------------------------------------------------------- ------------------------------------------------------
Preferred Stock.     o    80%: Ohio Regional Stock              Short-Term       o    35%:  Balanced,
                                                                Debt                  Convertible Securities,
                     o    35%:  Convertible Securities,         Obligations           International Growth
                                International Growth

                     o    25%:  Balanced                                         o    33 1/3%:  Stock Index

                     o    20%:  Diversified Stock,                               o    20%: Diversified Stock,
                          Growth, Real Estate Investment,                             Growth, Lakefront, Ohio
                          Lakefront, Small Company                                    Regional Stock, Real Estate
                          Opportunity, Special Value                                  Investment, Small Company
                                                                                      Opportunity, Special Value,
                                                                                      Value,
--------------------------------------------------------------- ------------------------------------------------------
U.S. Corporate       o    60%:  Balanced*                       Restricted       o    35%:  Balanced,
Debt Obligations                                                Securities            International Growth, Small
                     o    35%:  Convertible Securities,                               Company Opportunity
                          International Growth
                                                                                 o    20%:  Diversified Stock,
                     o    20%:  Diversified Stock,                                    Growth, Lakefront, Ohio
                          Growth, Lakefront, Small Company                            Regional Stock, Special Value,
                          Opportunity, Ohio Regional Stock,                           Stock Index, Value
                          Special Value, Value
                                                                                 o    15%:  Convertible Securities,
                                                                                      Real Estate Investment
--------------------------------------------------------------- ------------------------------------------------------
Real Estate          o    No limit:  Real Estate Investment     Receipts         o    20%:  Diversified Stock,
Investment Trusts                                                                     Growth, International Growth,
                                                                                      Lakefront, Ohio Regional Stock,
                                                                                      Real Estate Investment,
                     o    25%:  Balanced, Diversified                                 Small Company Opportunity,
                          Stock, Growth, International                                Special Value, Value
                          Growth, Ohio Regional Stock, Small
                          Company Opportunity, Special Value,                    o    10%:  Balanced
                          Stock Index, Value
--------------------------------------------------------------- ------------------------------------------------------

----------------------------
*        The  Balanced  Fund  may  invest  up to  20%  of its  total  assets  in asset-backed  securities,  including  securities  backed by  commercial mortgages,  automobile loan receivables,  credit card receivables,  and rate reduction bonds.




                                       22

--------------------------------------------------------------- ------------------------------------------------------
Convertible          o    65 to 100%:  Convertible Securities   U.S.             o    35%:  Convertible Securities
Securities                                                      Government
                     o    5%: Ohio Regional Stock Fund          Securities
--------------------------------------------------------------- ------------------------------------------------------
Variable and         o        35%:  Convertible Securities      Short-Term       o    No limit:  Convertible
Floating Rate                                                   Trading               Securities, Lakefront
Securities           o        20%:  Lakefront
--------------------------------------------------------------- ------------------------------------------------------
U.S. Government      o        60%:  Balanced
Securities
                     o        35%:  Convertible Securities, International Growth

                     o        20%:  Diversified Stock, Growth, Lakefront, Ohio Regional Stock, Real Estate
                              Investment, Small Company Opportunity, Special Value, Stock Index**, Value
----------------------------------------------------------------------------------------------------------------------


The instruments in which the Funds can invest, according to their investment policies and limitations are described below.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies, and limitations, including certain transactions the Funds may make and strategies they may adopt. The following also contains a brief description of the risk factors related to these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices which presently are not contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus and this SAI.

Eligible Securities for Money Market Funds. High-quality investments are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or
(iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above described securities which may be purchased by the money market Funds are hereinafter referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Funds maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.


-----------------------------------
**       Only  U.S.  Treasury  obligations.   The  Stock  Index  Fund  may  hold
         short-term debt obligations and may enter into Repurchase Agreements for liquidity.

The weighted average maturity of the U.S. Government Obligations Fund will usually be 60 days or less since rating agencies normally require shorter maturities. However, the permitted weighted average maturity for the U.S. Government Obligations Fund is 90 days.

The Appendix of this SAI identifies each NRSRO which may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

U.S. Corporate Debt Obligations. U.S. Corporate Debt Obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations. Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with a Fund's investment objective.

Short-Term Corporate Obligations. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

Demand Features. A Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances. Bankers' Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' Acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Bank Deposit Instruments. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of Deposit and demand and time deposits invested in by a Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

Eurodollar   Certificates  of  Deposit  ("ECDs")  are  U.S.   dollar-denominated
certificates of deposit issued by branches of foreign and domestic banks located outside the United States.

Yankee Certificates of Deposit ("Yankee CDs") are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Eurodollar Time Deposits ("ETDs") are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Canadian Time Deposits ("CTDs") are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

Commercial Paper. Commercial paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. In addition to corporate issuers, tax-exempt commercial paper also may be issued by borrowers that issue municipal securities. See "Municipal Securities" below.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this SAI.

International Bonds. International Bonds include Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). International Bonds also include Canadian and Supranational Agency Bonds (e.g., International Monetary
Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund's investments. A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.

Repurchase Agreements.

General. Securities held by a Fund may be subject to Repurchase Agreements. Under the terms of a Repurchase Agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Convertible Securites Fund and Federal Money Market Fund. With respect to repurchase agreement transactions entered into by the Convertible Securities
Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon, and bonds, notes, debentures or any other obligations or securities in which the Fund may invest.

The Funds will not enter into repurchase agreements with maturities of more than 7 days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 10% of their respective total assets would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

Reverse Repurchase Agreements. A Fund may borrow funds for temporary purposes by entering into reverse Repurchase Agreements. Reverse Repurchase Agreements are considered to be borrowings under the 1940 Act.

Pursuant to such agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a Reverse Repurchase Agreement, it will place in a segregated custodial account assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Short-Term Funding Agreements. A Fund may invest in Short-Term Funding Agreements (sometimes referred to as guaranteed interest contracts or "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The Short-Term Funding Agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a Short-Term Funding Agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed, for Money Market Funds, 10% of the Fund's net assets and for all other Funds, 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a Short-Term Funding Agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Variable Amount Master Demand Notes. Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a Variable Amount Master Demand Note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of Variable Amount Master Demand Notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a Variable Amount Master Demand Note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable Rate Demand Notes. Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation Variable Rate Demand Notes, which provide a Fund with an undivided interest in underlying Variable Rate Demand Notes held by major investment banking institutions. Any purchase of Variable Rate Demand Notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes. A Variable Rate Note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A Floating Rate Note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated Variable and Floating Rate Notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular Variable or Floating Rate Note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a Variable or Floating Rate Note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or Floating Rate Notes may be secured by bank letters of credit.

The maturities of Variable or Floating Rate Notes are determined as follows:

1. A Variable or Floating Rate Note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A Variable or Floating Rate Note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A Variable or Floating Rate Note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A Variable or Floating Rate Note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

Extendible Debt Securities. Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat Extendible Debt Securities as maturing on the next optional retirement date.

Receipts. Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

Zero-Coupon Bonds. Zero-Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero-Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero-Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently. This fluctuation increases in accordance with the length of the period to maturity.

High-Yield Debt Securities. High-Yield Debt Securities are lower-rated debt securities, commonly referred to as "junk bonds" (those rated Ba to C by Moody's or BB to C by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of High-Yield Debt Securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for High-Yield Debt Securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of High-Yield Debt Securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for High-Yield Debt Securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, High-Yield Debt Securities will be valued in accordance with procedures established by the Trust's Board of Trustees, including the use of outside pricing services.

Judgment plays a greater role in valuing High-Yield Debt Securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value High-Yield Debt Securities and a Fund's ability to sell these securities.

Since the risk of default is higher for High-Yield Debt Securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

The Convertible Securities Fund. The Convertible Securities Fund will purchase convertible securities that may or may not be rated by an NRSRO. When purchasing rated securities, the Convertible Securities Fund may make substantial investments in securities rated Baa, Ba B or Caa by Moody's and BB, BB, B or CCC by S&P.

The Convertible Securities Fund is not restricted from investing in the lower-rated categories of securities. However, the Fund will not invest in securities rated Ba or lower by Moody's or BB or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements, such as growing market share or improved cost structure or margins, that would enable a company to service its debt with a wider margin of comfort than anticipated by rating agencies.

Loans and Other Direct Debt Instruments. Loans and Other Direct Debt Instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct Debt Instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct Debt Instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand.

Securities of Other Investment Companies. A Fund (other than the LifeChoice Funds) may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, a Fund may invest in the money market funds of the Trust. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the Money Market Funds of the Trust, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies. The LifeChoice Funds may invest in the Proprietary Portfolios without limitation.
See "Investment Policies and Limitations -- The LifeChoice Funds" in this SAI.

U.S. Government Obligations. U.S. Government Obligations are obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Municipal Securities. Municipal Securities are obligations, typically bonds and notes, issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities, and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Two specific types of Municipal Securities are "Ohio Tax-Exempt Obligations" and "New York Tax-Exempt Obligations." Ohio Tax-Exempt Obligations are Municipal Securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and Ohio personal income tax. New York Tax-Exempt Obligations are Municipal Securities issued by the State of New York and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and New York personal income tax.

Generally, Municipal Securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Municipal Securities may include fixed, variable, or floating rate obligations. Municipal Securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts).

The two principal categories of Municipal Securities are "general obligation" issues and "revenue" issues. Other categories of Municipal Securities are "moral obligation" issues, private activity bonds, and industrial development bonds.

The prices and yields on Municipal Securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the Municipal Security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation, and the rating(s) of the issue. There are variations in the quality of Municipal Securities, both within a particular category of Municipal Securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term Municipal Securities, as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term Municipal Securities also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Additionally, the term Municipal Securities includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of Municipal Securities. If such proposals were enacted, the availability of Municipal Securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. "Moral obligation" issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

Private activity bonds, as discussed above, may constitute Municipal Securities depending on their tax treatment. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Municipal Securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Municipal Securities if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. Funds that invest in private activity bonds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are noncancellable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient Municipal Securities will be available to satisfy investment objective and policies of each Fund that invests in Municipal Securities ("Municipal Funds"). In meeting its investment policies, a Municipal Fund may invest part of its total assets in Municipal Securities which are private activity bonds. Moreover, although no Municipal Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.

Risk Factors Associated with Certain Issuers of Municipal Securities. A number of factors could impair a municipal issuer's ability to service its debt.

         General Obligation. The following may negatively affect a general obligation issuer's debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

         Hospital and Health Care Facilities. The following may negatively affect hospital and health care facilities that issue Municipal Securities: changes in federal and state statutes, regulations, and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; large malpractice lawsuits.

         Housing. The following may diminish these issuers' ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers; higher than expected default rates on the underlying mortgages; losses from receiving less interest from escrowed new project funds than is payable to bondholders.

         Utilities The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

         Mass Transportation. The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; changes in environmental, Federal Aviation Administration and other regulations. The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; changes in federal policies on trade, currency and agriculture. The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages, and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees, and penalties and fines.

Higher Education. The following could diminish a higher education issuer's debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.

Ohio Tax-Exempt Obligations. As used in the Prospectuses and this SAI, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and Ohio personal income tax. A Fund which invests in Ohio Tax-Exempt Obligations may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends, Distributions, and Taxes" in the Prospectuses.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A recent decision of the U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. A Fund also may invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Municipal Lease Obligations. A Fund may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, Funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

Lower-Rated Municipal Securities. No Municipal Fund currently intends to invest in lower-rated municipal securities. However, each Municipal Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of lower-rated securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board of Trustees believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

A Municipal Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Federally Taxable Obligations. No Municipal Fund intends to invest in securities whose interest is federally taxable; however, from time to time, a Municipal Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, a Municipal Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities.

Should a Municipal Fund invest in federally taxable obligations, it would purchase securities which in the Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The Municipal Funds' standards for high quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of A-1 and A-2. In making high quality determinations a Municipal Fund also may consider the comparable ratings of other NRSROs.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Municipal Funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Municipal Funds' holdings would be affected and the Trustees would reevaluate the Funds' investment objective and policies.

The Municipal Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, a Municipal Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Municipal Fund may be required to sell securities at a loss.

Refunded Municipal Bonds. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government obligations for purposes of the diversification requirements to which the Funds is subject under the 1940 Act. As a result, more than 5% of a Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. Government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade.

Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Mortgage-Backed Securities--In General. Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, Mortgage-Backed Securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase Mortgage-Backed Securities at a premium or at a discount. Among the U.S. Government securities in which a Fund may invest are Government Mortgage-Backed Securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the Mortgage-Backed Securities themselves or of the Fund's shares.

U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. Government are Mortgage-Backed Securities. Some such obligations, such as those issued by GNMA are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of Mortgage-Backed Securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or

VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government.

GNMA Certificates. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates, and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

Collateralized Mortgage Obligations. Mortgage-Backed Securities in which a Fund may invest also may include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.

Non-Governmental Mortgage-Backed Securities. A Fund may invest in mortgage-related securities issued by non-governmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a Non-Governmental Mortgage-Backed Security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy Non-Governmental Mortgage-Backed Related Securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Asset-Backed Securities. Asset-backed securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Futures and Options

Futures Contracts. A Fund may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

A Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending the purchase or sale of that security.

A Fund's ability to use futures trading effectively depends on several factors. First, it is possible that there will not be a perfect price correlation between a futures contract and its underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

The Trust has undertaken to restrict their futures contract trading as follows: first, the Trust will not engage in transactions in futures contracts for speculative purposes; second, the Trust will not market its Funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Trust will disclose to all prospective shareholders the purpose of and limitations on its Funds' commodity futures trading; fourth, the Trust will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

Options. Each Equity Fund may sell (write) call options that are traded on national securities exchanges with respect to common stock in its portfolio. The Fund for Income also may write covered call options on securities in its portfolio. A Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised, except that the Small Company Opportunity Fund may write uncovered calls, that is, call options on securities that it does not own. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund also may enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Convertible Securities Fund. The Convertible Securities Fund may purchase and write (i.e., sell) call options that are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. The Convertible Securities Fund may write call options only if they are covered, and the options must remain covered so long as the Fund is obligated as a writer.

Puts. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of its portfolio assets. Puts also may be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.

A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

The Special Value Fund may write put options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. The Small Company Opportunity Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Small Company Opportunity Fund has written, however, the Small Company Opportunity Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Small Company Opportunity Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Small Company Opportunity Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities.

Also, the Adviser may determine some securities to be illiquid.

However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity. Each of the Money Market Funds may invest up to 10% of its net assets in illiquid securities.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. The Convertible Securities Fund may invest up to 15% of its net assets in restricted securities.

Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

Securities Lending Transactions. The Funds (with the exception of the tax-exempt funds) may from time to time lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. Government Obligations. Key Trust Company of Ohio, N.A., an affiliate of the Adviser, serves as lending agent for the Funds, except the tax-exempt funds, pursuant to a Securities Lending Agency Agreement that was adopted by the Trustees of the Funds. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. Government Obligations. The Funds will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Trustees. The Funds will limit their securities lending to 33 1/3% of total assets.

Short Sales Against-the-Box. The Funds will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Investment Grade and High Quality Securities. The Funds may invest in "investment grade" obligations, which are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by S&P or "P-1" or "P-2" by Moody's) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board of Trustees.

Participation Interests. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Funds invest in these participation interests, in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants. Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. The Convertible Securities Fund will use only warrants that are attached to the underlying securities.

Convertible Securities. A convertible security is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible securities or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

Synthetic Securities. The Convertible Securities Fund also may invest in "synthetic convertibles". A synthetic convertible is create by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Refunding Contracts. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Foreign Investments. A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject a Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

On January 1, 1999, 11 European countries that are members of the European Economic and Monetary Union (EMU) introduced the Euro as a common currency. The introduction of the Euro may result in uncertainties for European securities and for each Fund that invests in them. Over a period of time, issuers will need to redenominate

European debt and equity securities, which may result in various accounting differences and tax treatments that otherwise would not likely occur. Some complications may arise due to the fact that some members of the EMU, such as the United Kingdom, have not implemented the Euro. The Adviser and Indocam International Investment Services, S.A. ("IIIS"), the sub-adviser of the International Growth Fund, are actively working to address issues related to the introduction of the Euro. At this time, no one can predict what impact the introduction of the Euro will have. To the extent that the Euro has a negative effect on a particular market, the value of some of the Funds' securities could be negatively affected.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The International Growth Fund currently invests in the securities of issuers based in a number of foreign countries. The Adviser and IIIS, the sub-adviser of the International Growth Fund, continuously evaluate issuers based in countries all over the world. Accordingly, the Fund may invest in the securities of issuers based in any country, subject to approval by the Trustees, when such securities meet the investment criteria of the Adviser and IIIS and are consistent with the investment objective and policies of the Fund.

Miscellaneous Securities. The Funds can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights.

Additional Information Concerning Ohio Issuers
----------------------------------------------

The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease - purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1996 is 11,173,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last seven years, the State rates were below the national rates (4.6% versus 4.9% in 1997). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund ("BSF," a cash and budgetary management fund) to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

The GRF appropriations act for the 1998-99 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Subsequent legislation increased the fiscal year 1999 GRF appropriate on level for elementary and secondary education, with the increase to be funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.

The BSF had a September 17, 1998 balance of over $906 million.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 14 constitutional amendments approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 17, 1998, $1.12 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($26.7 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1 billion outstanding or awaiting delivery) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($88.6 million outstanding, with no more than $50 million to be issued in any one year).

The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.2 billion of which were outstanding or awaiting delivery at September 17, 1998.

The State estimates that aggregate FY 1998 rental payments under various capital lease and lease purchase agreements were approximately $9.1 million. In recent years, State agencies have also participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of September 17, 1998) to be approximately $27.3 million (of which $23.6 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund " approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease -purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state - wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts (as of September 17, 1998) from voter -authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution , staying its order to permit time for responsive corrective actions. The parties await eventual trial court decision on the adequacy of steps taken to date by the State to enhance school funding consistent with the Supreme Court decision. A small number of the State's 612 local school districts have in any year required special assistance to avoid year -end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 25 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village and three cities are in preliminary "fiscal watch" status). As of September 17, 1998, the 1996 school district "fiscal emergency" provision was applied to six districts, and 10 were on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charmer provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

Additional Information Concerning New York Issuers
--------------------------------------------------

The New York Tax-Free Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the New York Tax-Free Fund will invest will change from time to time. The New York Tax-Free Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the New York Tax-Free Fund, and the New York Tax-Free Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The New York Tax-Free Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The New York Tax-Free Fund may invest in municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the City of New York (the "City") and political subdivisions thereof and/or their agencies.

New York State. The State's current fiscal year commenced on April 1, 1998, and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes. The State Financial Plan for the 1998-99 fiscal year was released on June 25, 1998 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The update to the State's financial projections based upon General Accepted Accounting Principles will be released on or before September 1, 1998.

1998-99 Fiscal Year State Financial Plan. The 1998-99 State Financial Plan is projected to be balanced on a cash basis, with an estimated reserve for future needs of $761 million. General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State's enacted budget includes several new multi-year tax reduction initiatives, in addition to significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund (DRRF) that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund
(TSRF), a balance of $158 million in the Community Projects Fund (CPF), and a balance of $100 million in the Contingency Reserve Fund. In the event of an unanticipated General Fund cash operating deficit, the Tax Stabilization Reserve Fund (TSRF) can be used. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this SAI and those projections may be changed materially and adversely from time to time.

The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board. This section discusses first the General Fund and then the other governmental funds.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1998-99 fiscal year, the General Fund is expected to account for approximately 47.6 percent of total Governmental Funds disbursements and 70.1 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. The following are the projected shares of General Fund receipts and disbursements: Receipts: Personal Income Tax
- 56.6%, User Taxes and Fees - 19%, Business Taxes - 13.2%, Other Taxes - 2.7%, Miscellaneous - 8.5%; Disbursements: Local Assistance - 68.4%; State Operations
- 18.2%,  Debt Service - 6.0%,  General  State Charges - 6.0%,  Capital/Other  -
1.4%.

State Fiscal Year 1998-99. The General Fund is projected to be balanced on a cash basis for the 1998-99 fiscal year. Total receipts and transfers from other funds are projected to be $37.56 billion, an increase of $3.01 billion from the 1997-98 fiscal year. This total includes $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds. Total General Fund disbursements and transfers to the other funds are projected to be $36.78 billion, an increase of $2.43 billion from the 1997-98 fiscal year.

Projected General Fund Receipts

The discussion below summarizes the State's projections of General Fund tax revenues and other revenues for the 1998-99 fiscal year.

The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. This tax continues to account for over half of the State's General Fund receipts base.

The projected yield of the tax for the 1998-99 fiscal year is $21.24 billion, an increase of nearly $3.5 billion from reported collections in the State's 1997-98 fiscal year. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1997 to 1998 will be unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year which affects reported collections by over $2.4 billion on a year-over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund to finance the initial year of the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.7 billion, an increase of over 9 percent. This growth is largely a function of over 8 percent growth in income tax liability projected for 1998 as well as the impact of the 1997 tax year settlement on 1998-99 net collections.

User taxes and fees are comprised of three-quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

Receipts in this category in the State's 1998-99 fiscal year are expected to total $7.14 billion, an increase of $107 million from reported results in the prior year. The sales tax component of this category account for all of the 1998-99 growth, as receipts from all other sources decline $100 million. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yield of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines are exacerbate in 1998-99 by revenue losses from scheduled and newly enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.

Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, the surcharge rate has been phased out and, for most taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter.

Total business tax collections in the State's 1998-99 fiscal year are projected at $4.96 billion, a decline of $91 million since the prior fiscal year. The category includes receipts from the largely income-based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business. The decline results from statutory changes over the past two years. These include the first year of utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and the scheduled additional diversion of General Fund petroleum business and utility tax receipts to their funds. In addition, profit growth also is expected to slow in 1998.

Other taxes include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate, a pari-mutuel tax and other minor levies. They are now projected to total $1.02 billion-$75 million below last year's amount. Two factors account for a significant part of the expected decline in collections from this category. First, the effects of the elimination of the real property gains tax collections; second, a decline in estate tax receipts, following the explosive growth recorded in 1997-98, when receipts expanded by over 16 percent.

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Receipts in this category in the State's 1998-99 fiscal year are expected to total $1.40 billion, down almost $200 million from the prior year, reflecting the loss of non-recurring receipts in 1997-98 and the growing effects of the phase-out of the medical provider assessments..

Transfer from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $51 million, while transfers from all other funds are expected to fall by $273 million, primarily reflecting the absence, in 1998-99, of a one-time transfer of nearly $200 million for retroactive reimbursement of certain social services claims from the federal government..

Projected General Fund Disbursements

General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid , mental hygiene, and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increases for State employees, as well as increased transfers for debt service.

Grants  to  Local   Governments   is  the  largest   category  of  General  Fund
disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. Disbursements from this category are projected to total $25.14 billion in the 1998-99 Financial Plan, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare programs, and community projects grants.

The 1998-99 budget provides $9.65 billion in support for public schools. The year-to-year increase of $769 million is comprised of partial funding for 1998-99 school year increase of $847 million as well as the remainder of the 1997-98 school year increase that occurs in State fiscal year 1998-99. Spending for other educational programs, which includes the State and City university systems, the Tuition Assistance Program, and handicapped programs, is estimated at $3.00 billion, an increase of $270 million over 1997-98 levels. General Fund payments for Medicaid are projected to be $5.60 billion, an increase of $144 million from the prior year. Medicaid spending is projected to increase $260 million or 4.9 percent. Other social service spending is forecast to total $3.63 billion, an increase of $131 million from 1997-98. This includes an increase in support for children and families and local public health programs, offset by a decline in welfare spending of $75 million that reflects continuing State and local efforts to reduce welfare fraud, declining caseloads, and the impact of State and federal welfare reform legislation.

Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing. Revenue sharing and other general purpose aid to local governments are projected at $837 million, an increase of approximately $37 million from 1997-98.

State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system ("SUNY"), the Legislature, and the court system. Personal service costs account for approximately 73 percent of spending in this category. Since January 1995, the State's work force has been reduced by about ten percent and is expected to remain at its current level of approximately 191,000 persons in 1998-99.

Disbursements for State operations are projected at $6.70 billion, an increase of $511 million or 8.3 percent from the prior year. This increase is primarily due to an additional payroll cycle in 1998-99, a 3.5 percent general salary increase


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

on October 1, 1998 for most State employees, the loss of federal receipts that would otherwise lower General Fund spending in mental hygiene programs, and a projected 15.6 percent increase in the Judiciary's budget.

General State charges primarily reflect the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes, and payments of judgments against the State or its public officers.

Disbursements in this category are projected to total $2.22 billion in the 1998-99 State Financial Plan, a decrease of $50 million from the 1997-98 levels. This annual decline reflects projected decreases in pension costs and Court of Claims payments, offset by modest projected increases for health insurance contributions, social security costs, and the loss of reimbursements due to a reduction in the fringe benefit rate charged to positions financed by non-General Fund sources.

Debt service paid from the General Fund reflects debt service on short-term obligations of the State, and includes only interest costs on the State's commercial paper program. The 1998-99 debt service estimate is $11 million, reflecting relative stability in short-term interest rates. The State's short-term TRAN borrowing program was eliminated in 1995.

Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds, where these costs are not funded from other sources. Transfers in support of debt service are projected to total $2.13 billion in 1998-99, an increase of $110 million from 1997-98. Transfers in support of capital projects are projected at $200 million, comparable to last year. Remaining transfers from the General Fund to other funds are estimated to decline $59 million in 1998-99 to $327 million.

Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Total disbursements for programs supported by Special Revenue Funds are projected at $29.97 billion, an increase of $2.32 billion or 8.4 percent from 1997-98. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds are estimated at $21.78 billion, an increase of $1.12 billion or 5.4 percent. The single largest program in this fund group is Medicaid, which is projected at $13.65 billion, an increase of $465 million or 3.5 percent above last year. Federal support for welfare programs is projected at $2.53 billion, similar to 1997-98. The remaining growth in federal funds is primarily due to the new Child Health Plus program, estimated at $197 million in 1998-99. State special revenue spending is projected to be $8.19 billion, an increase of $1.20 billion or 17.2 percent from last year's levels. Most of this projected increase in spending is due to the $704 million cost of the first phase of the STAR program, as well as $231 million in additional operating assistance for mass transportation, and $113 million for the State share of the new Child Health Plus program.

Capital Projects Funds account for the financial resources used in the acquisition, construction, or rehabilitation of major State capital facilities, and for capital assistance grants to certain local governments or public authorities. In the 1998-99 fiscal year, activity in these funds is expected to comprise 5.5 percent of total governmental receipts. Capital Projects Funds spending in fiscal year 1998-99 is projected at $4.14 billion, an increase of $575 million or 16.1 percent from last year. The major components of this expected growth are transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund. Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

Debt Service Funds are used to account for the payment of principal and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund type is expected to comprise 3.8 percent of total government fund receipts in the 1998-99 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund, Capital Projects Funds and Special Revenue Funds, pursuant to law.

In the 1998-99 fiscal year, total disbursements in this fund type are projected at $3.36 billion, an increase of $275 million or 8.9 percent from 1997-98 levels. Of the increase, $102 million is for transportation purposes and another


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

$45 million is for education purposes. The remainder is for a variety of programs in such areas as mental health and corrections, and for general obligation financings.

Special Considerations. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

The State Financial Plan is based upon forecasts and national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely form the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced


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

budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

Year 2000 Compliance. New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19." Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

In 1996, the State created the Office for Technology (OFT) to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least of $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. Mission-critical computer applications are those which impact the health, safety and welfare of the State and its citizens, and for which failure to be in the Y2K compliance could have a material and adverse impact upon State operations. High-property computer applications are those that are critical for a State agency to fulfill its mission and deliver services, but for which there are manual alternatives. Work has been completed on roughly 20 percent of these systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates. The enacted budget also continues funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as a part of the project.

OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

Cash Basis Results for Prior Fiscal Years. The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (GAAP), showing revenues and expenditures.

General Fund 1995-96 through 1997-98. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, however, the State has recorded balanced budget on a cash basis, with positive fund balances as described below.

The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by Division Of the Budget of approximately $2.04 billion. The cash surplus was derived primarily from higher-than anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

The General Fund closing fund balance was $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF) and the Community Projects Fund (CPF). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government
Assistance Corporation (LGAC) financing program and was required to be on deposit on March 31, 1998.

General Fund receipts and transfers from other funds for the 1997-98 fiscal year totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds totaled $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

The State ended its 1996-97 fiscal year with the General Fund in balance on a cash basis, with a cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower than expected spending for social services programs.

The General Fund closing balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million remained on deposit in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year. General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

The State ended its 1995-96 fiscal year with a General Fund cash surplus of $445 million. The cash surplus was derived from higher-than-expected receipts, savings generated through agency cost controls, and lower-than-expected welfare spending.

The General Fund closing balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. The General Fund closing balance did not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1996.

General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels.

Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

In the Special Revenue Funds, disbursements increased from $26.26 billion to $27.65 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

Disbursements in the Capital Projects Funds declined from $3.97 billion to $3.56 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased.

Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

GAAP-Basis   Results  for  Prior  Fiscal  Years.  The  Comptroller   prepares  a
comprehensive annual financial report on the basis of generally accepted accounting principles ("GAAP") for governments as promulgated by the Governmental Accounting Standards Board. The report, generally released in July each year, contains general purpose financial statements with a Combined Balance Sheet and its Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants.

The State completed its 1996-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

The State reported a General Fund operating surplus of $1.93 million for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year surplus reflects several major factors, including the cash-basis surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by a $244 million increase payable to local governments.

Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of 5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of legislative increases in receipts from the Medicaid Malpractice Insurance Association and from medical provider assessments.

Expenditures increased $830 million (2.6 percent) from the prior fiscal year with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent) primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent) due mainly to an increase in spending for support for public schools and physically handicapped children offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

Net other financing sources increased $475 million (62.6 percent) due primarily to bond proceeds provided by the Dormitory Authority of the State of New York (DASNY) to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

An operating surplus of $65 million was reported for Special Revenue Funds for the 1996-97 fiscal year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing uses decreased $275 million (8.0 percent) primarily because of declines in amounts transferred to other funds.

Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refunds.

An operating surplus of $98 million was reported in the Capital Projects Funds for the State's 1996-97 fiscal year and, as a result, the accumulated fund deficit decreased to $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted from the General Fund to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million, and in the Debt Service Funds of $185 million, offset in part by an operating deficit of $409 million in the Special Revenue Funds.

The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus was caused by several factors, including the cash-basis surplus and the benefit of $529 million in LGAC bond proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals.

Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Personal income taxes grew $715 million, an increase of 4.3 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1995. Business taxes declined $295 million or 5.8 percent, resulting primarily from changes in the tax law that modified the distribution of taxes between the General Fund and other fund types, and reduced business tax liability. Miscellaneous revenues increased primarily because of an increase in receipts from medical provider assessments.

Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease occurring in State aid for social services programs and State operations spending. Social services expenditures decreased $739 million (7.5 percent) due mainly to implementation of cost containment strategies by the State and local governments, and reduced caseloads. General purpose and health and environment expenditures grew $139 million (20.2 percent) and $121 million (33.3 percent), respectively. Health and environment spending increased as a result of increases enacted in 1995-96. In State operations, personal service costs and fringe benefits declined $241 million (3.8 percent) and $55 million (3.6 percent), respectively, due to staffing reductions. The decline in non-personal service costs of $170 million (8.6 percent) was caused by a decline in the litigation accrual. Pension contributions increased $103 million (66.4 percent) as a result of the return to the aggregate cost method used to determine employer contributions.

Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

Special Revenue, Debt Services and Capital Projects Fund Types

An operating deficit of $409 million was reported for Special Revenue Funds for the 1995-96 fiscal year which decreased the accumulated fund balance to $468 million. Revenues increased $1.45 billion over the prior fiscal year (5.8 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $1.21 billion (5.4 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds


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to school districts.  Other financing uses increased $693 million (25.1 percent)
primarily because of an increase in federal reimbursements transferred to other funds.

Debt Service Funds ended the 1995-96 fiscal year with an operation surplus of over $185 million and, as a result, the accumulated fund balance increased to $1.94 billion. Revenues increased $10 million (0.5 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $201 million (9.5 percent). Net other financing sources increased to $299 million, due primarily to increases in patient reimbursement revenues.

An operating surplus of $276 million was reported in the Capital Projects Funds for the State's 1995-96 fiscal year and, as a result, the accumulated deficit fund balance in this fund type decreased to $712 million. Revenues increased $260 million (14.9 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and by an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $194 million (5.7 percent) in State fiscal year 1995-96 because of increased expenditures for education and health an environmental projects. Net other financing sources increased by $577 million as a result of an increase in proceeds from financing arrangements.

Economics and Demographics. This section presents economic information about the State which may be relevant in evaluating the future prospects of the State. However, the demographic information and statistical data, which have been obtained from the sources indicated, do not present all factors which may have a bearing on the State's fiscal and economic affairs. Further, such information requires economic and demographic analysis in order to assess the import of the data presented. The data analysis may be interpreted differently, according to the economist or other expert consulted.

The State Financial Plan is based upon a February 1998 projection by DOB of national and State economic activity. The information in this section and in tables below summarize the economic outlook upon which projections of receipts and certain disbursements were made for the 1998-99 Financial Plan.

The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its seventh year, continues. Since early 1992, approximately 16 1/2 million jobs have been added nationally.
Although the State has added approximately 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

DOB forecasts that national economic growth will be quite strong in the first half of calendar 1998, but will moderate considerably as the year progresses. The overall growth rate of the national economy during calendar year 1998 is expected to be just slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product during 1998 is projected to be moderate at 2.8 percent, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to reach its lowest annual rate since the 1960's at about 1.6 percent due to improved productivity, foreign competition and low energy and commodity costs. Personal income and wages are projected to increase by 5.3 percent and 6.3 percent respectively.

The forecast of the State's economy shows continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors will post only small, if any, declines. On an average annual basis, employment growth in the State is expected to be up from the 1997 rate. Personal income is expected to record moderate gains in 1998. Wage growth in 1998 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

The forecast for continued growth, and any resultant impact on the State's 1998-99 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to a significant improvement in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may


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differ  significantly  from  expectations  due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the economic weakness in Asia. In addition, the State economic forecast could over-or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Services: The services sector which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York. and has a higher proportion of total jobs than does the rest of the nation.

Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all non-farm labor and proprietors' income.

Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

Economic and Demographic Trends. In the calendar years 1987 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average



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

since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the state has risen more slowly than the national average since 1988.

Total State nonagricultural employment has declined as a share of national nonagricultural employment.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

                       DEBT AND OTHER FINANCING ACTIVITIES

Legal Categories of State Debt and Other Financings

State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.

General Obligations and State-Guaranteed Financing

There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees.
State-guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

In February 1997, the Job Development Authority (JDA) issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA recently resumed its lending activities under a revised set of lending programs and underwriting


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guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1998-99 fiscal year.

Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

Lease-Purchases and Contractual-Obligation Financing

The State employs additional long-term financing mechanisms, lease-purchase and contractual obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments.

The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Moral Obligation and Other Financing

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation ("UDC") and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1998-99 fiscal year.

In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for the City of New York ("NYC MAC") was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments


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

otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds expected to be issued by Troy MAC do not include the moral obligation provisions.

The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State contracts to pay debt service, subject to annual appropriations, on bonds formerly issued by the New York State Medical Care Facilities Finance Agency ("MCFFA") and now issued by the Dormitory Authority of the State of New York ("DASNY") in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1998-99 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

1998-99 Borrowing Plan

The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1998-99 fiscal year. Information on the State's five year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refunds and other adjustments in 1998-99. Included therein are borrowings by (i) DASNY for SUNY, The City University of New York ("CUNY"), health facilities, mental health and educational facilities; and new



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facilities  for the Office of the State  Comptroller  and the New York State and
Local Retirement Systems; and for parking facilities; (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison, youth and sports facilities; (iv) the Housing Finance Agency ("HFA") for housing programs; and (v) the Environmental Facilities Corporation ("EFC") and the Energy Research and Development Authority (ERDA). This includes an estimated $225 million to be issued for the Community Enhancement Facilities Assistance Program for economic development purposes,
consisting  of  sports  facilities,   cultural   institutions,   transportation,
infrastructure,   and  other  community  facility  projects.  In  addition,  the
Legislature authorized four public authorities (Thruway Authority, DASNY, UDC and HFA) to issue bonds to finance a total of $425 million of projects under this program.

Outstanding Debt of the State and Certain Authorities

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated-tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral-obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

State-Supported Debt Outstanding

General Obligation Bond Programs

The first type of State-supported debt, general obligation debt, is currently authorized for three programmatic categories: transportation, environmental and housing. The amount of general obligation bonds and BANs issued in the 1995-96 through 1997-98 fiscal years (excluding bonds issued to redeem BANs) were $333 million, $439 million, and $486 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally- sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 1998, the total amount of outstanding general obligation debt was $5.03 billion, including $294 million in BANs.

Lease-Purchase and Contractual-Obligation Financing Programs

The    second    type    of    State-supported    debt,    lease-purchase    and
contractual-obligation financing arrangements with public authorities and municipalities, has been used primarily by the State to finance the State's highway and bridge program, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation, and various other State capital projects.

The State has utilized and expects to continue to utilize lease-purchase and contractual-obligation financing arrangements to finance its capital programs, in addition to authorized general obligation bonds. Some of the major capital programs financed by lease-purchase and contractual obligation agreements are highlighted below.

Transportation. The State Department of Transportation is primarily responsible for maintaining and rehabilitating the State's system of highways and bridges, which includes 40,000 State highway lane miles and 7,500 State bridges. The Department also oversees and funds programs from rail and aviation projects and programs that help defray local capital expenses associated with road and bridge projects.

Legislation enacted in 1991 established the Dedicated Highway and Bridge Trust Fund to provide for the dedication of a portion of the petroleum business tax and certain other transportation-related taxes and fees for transportation improvements. Legislation enacted in 1996 authorized a five-year, $12.7 billion plan for State and local highways and bridges through 1999-2000, to be financed by a combination of federal grants, pay-as-you-go capital and bond proceeds supported by the Dedicated Highway and Bridge Trust Fund, and a small amount of general obligation bonds remaining under previous authorizations. The 1998-99 enacted budget increased this plan to $13 billion.

The State has supported the capital plans of the MTA in part by entering into service contracts relating to certain bonds issued by the MTA. Legislation adopted in 1992 and 1993 also authorized payments, subject to appropriation, of a portion of the petroleum business tax from the State's Dedicated Mass Transportation Trust Fund to the MTA and authorized it to be used as a source of payment for bonds to be sold by the MTA to support its capital program.

Education. The State finances the physical infrastructure of SUNY and CUNY and their respective community colleges and the State Education Department through direct State capital spending and through financing arrangements with the DASNY, paying all capital costs of the senior colleges and sharing equally with local governments for the community colleges, except that SUNY dormitories are financed through dormitory fees.

Mental Hygiene/Health. The State provides care for its citizens with mental illness, mental retardation, and developmental disabilities, and for those with chemical dependencies, through the Office of Mental Health (OMH), the Office of Mental Retardation and Developmental Disabilities (OMRDD) and the Office of Alcoholism and Substance Abuse Services (OASAS). Historically, this care has been provided at large State institutions. Beginning in the 1980s the State adopted policies to provide institutional care to those most in need and to expand care in community residences. OMRDD has closed 12 of its 20 developmental centers. OMH has reduced its adult institutional population from 22,000 in 1982 to 5,825 at the end of 1997-98.

In 1997, OMH released a "Statewide Comprehensive Plan for Mental Health Services 1997-2001." The plan presents the programmatic and fiscal strategy of implementing an integrated community-based system of care, de-emphasizing State adult inpatient hospitalization. It estimates that the State-operated adult inpatient census will decline to a range of 3,700 to 4,700 by the end of the decade. As OMH approaches its long-term census targets and inpatient bed needs diminish, plans are underway to develop alternative uses for surplus facilities. Capital investments for these programs are primarily supported by patient revenues through financing arrangements with DASNY.

Various capital programs for Department of health facilities have also been financed by DASNY using contractual-obligation financing arrangements.

Corrections. During the 10-year period 1983-92, the State's prison system more than doubled in size due to the unprecedented increase in demand for prison space. Today, the system houses approximately 70,000 inmates in 70 facilities with 3,000 buildings. Although the Department of Correctional Services (DOCS) capital program was focused primarily on rehabilitation of existing facilities in the early 1990s, continued inmate population growth and projected future growth indicate the need for both expansion of existing facilities and new facilities. The 1997-98 budget authorized the addition of approximately 3,100 beds in response to this population growth. The 1998-99 enacted budget authorized an additional 1,500 beds.

Other Programs. The State also uses lease-purchase and contractual-obligation financing arrangements for the institutional facilities of the Office of Children and Family Services, and Youth Opportunity Centers; the State's housing programs; and various environmental, economic development, and State building programs. In addition, DASNY has issued taxable pension bonds to refinance the balance of a pre-existing State pension liability, for the purpose of achieving present value savings.

State Government Employment

The State has approximately 191,000 full-time equivalent employees funded from all funds, including part-time and temporary employees but excluding seasonal, legislative and judicial employees.

The current size of the State workforce reflects continuing efforts to streamline operations and improve efficiency. The workforce is now 17.2 percent smaller than it was eight years ago, when it peaked at 230,600 positions and the State began its workforce reduction efforts. During the past four fiscal years, concerted workforce initiatives have resulted in a reduction of about 20,000 positions (more than one half of the overall reduction since 1990), with levels stabilized in the last fiscal year.

Negotiating units for State employees are defined by the State Public Employment Relations Board. Collective bargaining negotiations are conducted by the Governor's Office of Employee Relations except with respect to employees of the Judiciary, public authorities and the Legislature. Such negotiations include terms and conditions of employment except grade classification policies and certain pension benefits. Approximately 93 percent of the state workforce is unionized. The remainder of the workforce (about 12,000) is designated as managerial or confidential and is excluded from collective bargaining. In practice, however, the results of collective bargaining negotiations are generally applied to all State employees within the executive agencies. The State is currently preparing for negotiations with various unions to establish new agreements since most of the existing contracts will expire on March 31, 1999.

Under the State's Taylor Law, the general statute governing public employee-employer relations in the State, employees are prohibited from striking. This form of job action against the State last occurred in 1979 by employees of the Department of Correctional Services.

State Retirement Systems

General

The New York State and Local Retirement Systems (the Systems) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 38 percent of the membership during the 1997-98 fiscal year. There were 2,802 other public employers participating in the Systems, including all cities (except New York
City), all counties, most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 1998, 582,689 persons were in membership and 284,515 pensioners and beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Contributions

Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, have been required to contribute 3 percent of their salaries.

By law, the State makes its annual payment to the Systems on or before March 1 for the then current fiscal year ending on March 31 based on an estimate of the required contribution prepared by the Systems. The Director of the Budget is authorized to revise and amend the estimate of the Systems' bill for purposes of preparing the State's budget for a fiscal year. Legislation also provides that any underpayments by the State (as finally determined by the Systems) must be paid with interest at the actuarially assumed interest earnings rate, in the second fiscal year following the year of the underpayment. Similarly, any overpayment for a fiscal year serves as a credit against the Systems' estimated bill for the second fiscal year following the fiscal year in which the overpayment is made.

During the 1997-98 fiscal year, the State paid the System's 1997-98 estimated bill of $288.2 million. The difference between the amounts paid on the estimated bill and the final bill with interest resulted in an underpayment of the final bill in the amount of $3.1 million and will be billed on March 1, 2000 ($2.9 million if paid on September 1, 1999).

Assets and Liabilities

Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The net assets available for benefits as of March 31,1998 were $106.3 billion (including $1.9 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 1998 was $84.8 billion. For current retirees and beneficiaries alone the amount was $27.6 billion. Under the funding method used by the Systems, the net assets plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

The foregoing information as to certain New York risk factors is given to investors in view of the Fund's policy of concentrating its investments in New York Issuers. Such information constitutes only a brief summary and does not purport to be a complete description. See the Appendix to this SAI for a description of municipal securities ratings.

DETERMINING NET ASSET VALUE FOR THE MONEY MARKET FUNDS

The Money Market Funds use the amortized cost method to determine their net asset value.

Use of the Amortized Cost Method. The Money Market Funds' use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share ("NAV"), as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds' investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a Money Market Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Trust's Trustees also have established procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the net asset value per share of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding shares without monetary consideration, or using a net asset value per share determined by using available market quotations.

Monitoring Procedures

The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening a Money Market Fund's average maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

Investment Restrictions

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Trustees, present minimal credit risks and are "Eligible Securities" as defined in Rule 2a-7. See "Investments in Which the Funds Can Invest." An Eligible Security generally must be rated by at least one NRSRO. Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, which generally (except in the case of the Ohio Municipal Money Market Fund) limits to 5% of total assets the amount which may be invested in the securities of any one issuer. Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security. This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund. Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount which it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities. However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts. Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution. With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities. Where a put is a Second-Tier Security, no more than 5% of the money market fund's total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

VALUATION OF PORTFOLIOS SECURITIES FOR THE MONEY MARKET FUNDS


The net asset value of the Money Market Funds is determined and the shares of each Money Market Fund are priced as of the valuation time(s) indicated in the Prospectuses on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") and the Federal Reserve Bank of Cleveland are open and any other day (other than a day on which no shares of a Money Market Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Money Market Fund's net assets value per share might be materially affected. The NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

VALUATION OF PORTFOLIO SECURITIES FOR THE TAXABLE BOND FUNDS AND THE TAX-FREE BOND FUNDS

Investment securities held by the Fund For Income, the Government Mortgage Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, and the Limited Term Income Fund (the "Taxable Bond Funds") and the National Municipal Bond
Fund, the New York Tax-Free Fund, and the Ohio Municipal Bond Fund (the "Tax-Free Bond Funds") are valued on the basis of security valuations provided by an independent pricing service, approved by the Trustees, which determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

VALUATION OF PORTFOLIO SECURITIES FOR THE EQUITY FUNDS.

Each equity security held by a Fund is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid quotation on that day. Exchange listed convertible debt securities are valued at the bid obtained from broker-dealers or a comparable alternative, such as Bloomberg or Reuters, based upon pricing procedures approved by the Board of Trustees. Each security traded in the over-the-counter market (but not including securities reported on the Nasdaq National Market System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National Market System is valued at the sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of The Victory Portfolios' officers in a manner specially authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

PERFORMANCE OF THE MONEY MARKET FUNDS

Performance for a class of shares of a Money Market Fund depends upon such variables as:

       o      portfolio quality;
       o      average portfolio maturity;
       o      type of instruments in which the portfolio is invested;
       o      changes in interest rates on money market instruments;
       o      changes in Fund (class) expenses; and
       o      the relative amount of Fund (class) cash flow.

From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services, and financial publications.

Yield. The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

       o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

       o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

       o      multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees. The seven-day yields of the Money Market Funds for the seven-day period ending October 31, 1998 are listed in the following table.

--------------------------------------------------------------------------------
Federal Money Market Fund: Investor Shares                            4.89%
--------------------------------------------------------------------------------
Federal Money Market Funds: Select Shares                             4.65%
--------------------------------------------------------------------------------
Financial Reserves Fund                                               4.73%
--------------------------------------------------------------------------------
Institutional Money Market Fund:  Investor Shares                     5.14%
--------------------------------------------------------------------------------
Institutional Money Market Fund:  Select Shares                       4.83%
--------------------------------------------------------------------------------
Ohio Municipal Money Market                                           2.59%
--------------------------------------------------------------------------------
Prime Obligations Fund                                                4.68%
--------------------------------------------------------------------------------
Tax-Free Money Market                                                 2.61%
--------------------------------------------------------------------------------
U.S. Government Obligations:  Investor Shares                         4.61%
--------------------------------------------------------------------------------
U.S. Government Obligations:  Select Shares                           4.37%
--------------------------------------------------------------------------------

Effective Yield. The Money Market Funds' effective yields are computed by compounding the unannualized base period return by:

         o        adding 1 to the base period return;
         o        raising the sum to the 365/7th power; and
         o        subtracting 1 from the result.

The effective yields of Money Market Funds for the seven-day period ending October 31, 1998 are listed below.

--------------------------------------------------------------------------------
Federal Money Market Fund:  Investor Shares                            5.01%
--------------------------------------------------------------------------------
Federal Money Market Fund:  Select Shares                              4.65%
--------------------------------------------------------------------------------
Financial Reserves Fund                                                4.84%
--------------------------------------------------------------------------------
Institutional Money Market Fund:  Investor Shares                      5.27%
--------------------------------------------------------------------------------
Institutional Money Market Fund:  Select Shares                        4.94%
--------------------------------------------------------------------------------
Ohio Municipal Money Market                                            2.62%
--------------------------------------------------------------------------------
Prime Obligations Fund                                                 4.79%
--------------------------------------------------------------------------------
Tax-Free Money Market                                                  2.65%
--------------------------------------------------------------------------------
U.S. Government Obligations:  Investor Shares                          4.72%
--------------------------------------------------------------------------------
U.S. Government Obligations:  Select Shares                            4.47%
--------------------------------------------------------------------------------


Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the net asset value per share of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The total returns of the Money Market Funds for the one year, five year, and ten year periods ending October 31, 1998 and the period since inception of each Money Market Fund are as follows:


--------------------------------------------------------------------------------------------------------------------
                                                                                                         Since
                                                               One-Year     Five-Year    Ten-Year      Inception
--------------------------------------------------------------------------------------------------------------------
Federal Money Market Fund:  Investor Shares                         4.91%        4.66%        5.26%           5.35%
--------------------------------------------------------------------------------------------------------------------
Federal Money Market Fund:  Select Shares                           3.14%         N/A          N/A            3.14%
--------------------------------------------------------------------------------------------------------------------
Financial Reserves Fund                                             5.10%        4.84%        5.33%           6.12%
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Investor Shares                   5.53%        5.17%        5.64%           6.51%
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Select Shares                     5.22%          N/A          N/A           4.93%
--------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market                                         2.94%        2.94%        3.49%           3.69%
--------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund                                              4.98%        4.70%        5.36%           5.56%
--------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market                                               2.91%        2.92%        3.53%           3.57%
--------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Investor Shares                         N/A          N/A          N/A           5.17%
--------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Select Shares                         4.86%        4.65%        5.18%           5.34%
--------------------------------------------------------------------------------------------------------------------

In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns of the Money Market Funds for the five year and ten year periods ending October 31, 1998 and the period since inception are as follows:

-----------------------------------------------------------------------------------------------------------
                                                            Five-Year        Ten-Year     Since Inception
-----------------------------------------------------------------------------------------------------------
Federal Money Market Fund:  Investor Shares                       25.60%          66.92%            73.74%
-----------------------------------------------------------------------------------------------------------
Federal Money Market Fund:  Select Shares                            N/A             N/A             3.14%
-----------------------------------------------------------------------------------------------------------
Financial Reserves Fund                                           26.68%          68.02%           152.34%
-----------------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Investor Shares                 28.64%          73.08%           171.01%
-----------------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Select Shares                      N/A             N/A            17.80%
-----------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                                  15.58%          40.98%            61.99%
-----------------------------------------------------------------------------------------------------------
Prime Obligations Fund                                            25.80%          68.51%            90.97%
-----------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund                                        15.50%          41.50%            42.93%
-----------------------------------------------------------------------------------------------------------
U.S. Government Obligations Fund:  Investor Shares                   N/A             N/A             9.55%
-----------------------------------------------------------------------------------------------------------
U.S. Government Obligations Fund:  Select Shares                  25.54%          65.76%            86.25%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE OF THE NON-MONEY MARKET FUNDS

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Non-Money Market Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Non-Money Market Fund's performance. A Non-Money Market Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Non-Money Market Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the type of investments the Non-Money Market Fund holds, and operating expenses.

Performance -- Class B Shares. Class B shares of the Funds were initially offered on the dates listed below. The performance figures for Class B shares for periods prior to such dates represent the performance for Class A shares of the Funds, which have been restated to reflect the applicable contingent deferred sales charge ("CDSC") payable at redemption within 6 years from purchase. Class B Shares are subject to an asset based sales charge of 0.75% of average daily net assets per year and other class-specific expenses. Had these fees and expenses been reflected, performances quoted would have been lower.

Class B shares of the National Municipal Bond Fund and New York Tax Free Fund were initially offered on September 26, 1994. Class B shares of the Balanced Fund, Diversified Stock Fund, International Growth Fund, Ohio Regional Stock Fund and Special Value Fund were initially offered on March 1, 1996.

Performance -- Class G Shares. Five of the Funds discussed in this SAI (the Diversified Stock Fund, the Fund for Income, the International Growth Fund, the Ohio Municipal Bond Fund, and the Small Company Opportunity Fund) offer Class G shares. This Class was established in October 1998 to facilitate the reorganization of the Gradison Funds, a family of mutual funds advised by the Gradison Division of McDonald & Company Securities, Inc. See "Purchasing Shares -- Class G Shares -- The Gradison Fund Reorganization" in this SAI. The following table lists each Gradison Fund and its corresponding Victory Fund.

      Gradison Fund:                        Victory Fund (Class G):
      U.S. Government Reserves       ->     Gradison Government Reserves Fund*
      Government Income Fund         ->     Fund for Income
      Ohio Tax- Free Income Fund     ->     Ohio Municipal Bond Fund
      Established Value Fund         ->     Established Value Fund*
      Growth & Income Fund           ->     Diversified Stock Fund
      Opportunity Value Fund         ->     Small Company Opportunity Fund
      International Fund             ->     International Growth Fund

------------------
*        Described in a separate statement of additional information.


No performance information for the corresponding Class G shares has been provided in this SAI. Because financial information relating to the Gradison Government Income Fund and the Gradison Opportunity Value Fund will survive the planned reorganization, performance information relating to the Victory Fund for Income and the Victory Small Company Opportunity Fund will be updated after the reorganization is completed to reflect the historical performance of the Gradison Government Income Fund and the Gradison Opportunity Value Fund.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                           ---
                                           cd

         The symbols above represent the following factors:

          a =  dividends and interest earned during the 30-day period.

          b =  expenses   accrued   for  the   period   (net   of  any   expense
               reimbursements).

          c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

          d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ. The yields on the Funds for the 30-day period ended October 31, 1998 were as follows.

--------------------------------------------------------------------------------
Balanced Fund:  Class A                                       1.95%
--------------------------------------------------------------------------------
Balanced Fund:  Class B                                       0.86%
--------------------------------------------------------------------------------
Convertible Securities Fund                                   4.18%
--------------------------------------------------------------------------------
Diversified Stock Fund:  Class A                              0.77%
--------------------------------------------------------------------------------
Diversified Stock Fund:  Class B                             (0.31)%
--------------------------------------------------------------------------------
Fund for Income                                               5.39%
--------------------------------------------------------------------------------
Government Mortgage Fund                                      4.65%
--------------------------------------------------------------------------------
Growth Fund                                                  (0.03)%
--------------------------------------------------------------------------------
Intermediate Income Fund                                      4.11%
--------------------------------------------------------------------------------
International Growth Fund:  Class A                            N/A
--------------------------------------------------------------------------------
International Growth Fund:  Class B                            N/A
--------------------------------------------------------------------------------
Investment Quality Bond Fund                                  4.29%
--------------------------------------------------------------------------------
Lakefront Fund                                                1.20%
--------------------------------------------------------------------------------
LifeChoice Conservative Investor Fund                         3.56%
--------------------------------------------------------------------------------
LifeChoice Growth Investor Fund                               1.32%
--------------------------------------------------------------------------------
LifeChoice Moderate Investor Fund                             2.29%
--------------------------------------------------------------------------------
Limited Term Income Fund                                      4.34%
--------------------------------------------------------------------------------
National Municipal Bond Fund:  Class A                        3.21%
--------------------------------------------------------------------------------
National Municipal Bond Fund:  Class B                        2.24%
--------------------------------------------------------------------------------
New York Tax-Free Fund:  Class A                              3.25%
--------------------------------------------------------------------------------
New York Tax-Free Fund:  Class B                              2.18%
--------------------------------------------------------------------------------
Ohio Municipal Bond Fund                                      3.38%
--------------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class A                            0.82%
--------------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class B                           (0.24)%
--------------------------------------------------------------------------------
Real Estate Investment Fund                                   4.91%
--------------------------------------------------------------------------------
Small Company Opportunity Fund                               (0.71)%
--------------------------------------------------------------------------------
Special Value Fund:  Class A                                  0.78%
--------------------------------------------------------------------------------
Special Value Fund:  Class B                                 (0.31)%
--------------------------------------------------------------------------------
Stock Index Fund                                              1.67%
--------------------------------------------------------------------------------
Value Fund A                                                  0.38%
--------------------------------------------------------------------------------

Dividend Yield and Distribution Returns. From time to time a Non-Money Market Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The "dividend yield" is calculated as follows:

Dividend Yield of the Class  =   Dividends of the Class for a Period of One-Year
                                 -----------------------------------------------
                                 Max. Offering Price of the Class (last day of period


For Class A shares, the maximum offering price includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of the CDSC.

From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value, and distribution returns on Class A shares at maximum offering price and net asset value for the one year period ended October 31, 1998 were as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                 Distribution
                                              Dividend Yield                     Return at
                                              at Maximum       Dividend Yield    Maximum         Distribution
                                              Offering Price   at Net Asset      Offering Price  Return at Net
                                                               Value                             Asset Value
--------------------------------------------------------------------------------------------------------------------
Balanced Fund                                      2.36%            2.50%            7.14%             7.57%
--------------------------------------------------------------------------------------------------------------------
Convertible Securities Fund                        4.16%            4.42%            12.38%            13.14%
--------------------------------------------------------------------------------------------------------------------
Diversified Stock Fund                             0.56%            0.59%            10.47%            11.11%
--------------------------------------------------------------------------------------------------------------------
Fund for Income                                    6.05%            6.17%            6.05%             6.17%
--------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                           5.37%            5.69%            5.37%             5.69%
--------------------------------------------------------------------------------------------------------------------
Growth Fund                                        0.02%            0.02%            5.44%             5.77%
--------------------------------------------------------------------------------------------------------------------
Intermediate Income Fund                           5.11%            5.42%            5.11%             5.42%
--------------------------------------------------------------------------------------------------------------------
International Growth Fund                          0.40%            0.42%            5.98%             6.34%
--------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund                       5.15%            5.46%            5.15%             5.46%
--------------------------------------------------------------------------------------------------------------------
Lakefront Fund                                     1.18%            1.25%            2.72%             2.88%
--------------------------------------------------------------------------------------------------------------------
LifeChoice Conservative Investor Fund              N/A              3.68%             N/A              3.92%
--------------------------------------------------------------------------------------------------------------------
LifeChoice Growth Investor Fund                    N/A              1.24%             N/A              3.75%
--------------------------------------------------------------------------------------------------------------------
LifeChoice Moderate Investor  Fund                 N/A              2.40%             N/A              3.18%
--------------------------------------------------------------------------------------------------------------------
Limited Term Income Fund                           5.28%            5.38%            5.28%             5.38%
--------------------------------------------------------------------------------------------------------------------


                                       75


--------------------------------------------------------------------------------------------------------------------
                                                                                 Distribution
                                              Dividend Yield                     Return at
                                              at Maximum       Dividend Yield    Maximum         Distribution
                                              Offering Price   at Net Asset      Offering Price  Return at Net
                                                               Value                             Asset Value
--------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund                       3.71%            3.94%            3.71%             3.94%
--------------------------------------------------------------------------------------------------------------------
New York Tax-Free Fund                             4.50%            4.78%            4.68%             4.96%
--------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                           4.01%            4.25%            4.79%             5.09%
--------------------------------------------------------------------------------------------------------------------
Ohio Regional Stock Fund                           0.76%            0.81%            10.32%            10.95%
--------------------------------------------------------------------------------------------------------------------
Real Estate Investment Fund                        4.10%            4.35%            4.46%             4.73%
--------------------------------------------------------------------------------------------------------------------
Small Company Opportunity Fund                     0.00%            0.00%            17.49%            18.56%
--------------------------------------------------------------------------------------------------------------------
Special Value Fund                                 0.60%            0.63%            9.21%             9.77%
--------------------------------------------------------------------------------------------------------------------
Stock Index Fund                                   1.60%            1.70%            6.52%             6.92%
--------------------------------------------------------------------------------------------------------------------
Value Fund                                         0.52%            0.56%            7.58%             8.04%
--------------------------------------------------------------------------------------------------------------------

The dividend yield on Class B shares with and without the CDSC, and distribution returns on Class B shares with and without the CDSC for the one year period ended October 31, 1998 were as follows.

--------------------------------------------------------------------------------------------------------------------
                                            Dividend Yield    Dividend Yield   Distribution      Distribution
                                            with CDSC         without CDSC     Returns with      Returns without
                                                                               CDSC              CDSC
--------------------------------------------------------------------------------------------------------------------
Balanced Fund                                          1.34%            1.41%             6.15%               6.48%
--------------------------------------------------------------------------------------------------------------------
Diversified Stock Fund                                 0.00%            0.00%            10.13%              10.66%
--------------------------------------------------------------------------------------------------------------------
International Growth Fund                              0.00%            0.00%             5.79%               6.09%
--------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund                           2.72%            2.87%             2.72%               2.87%
--------------------------------------------------------------------------------------------------------------------
New York Tax-Free Fund                                 3.57%            3.76%             3.75%               3.75%
--------------------------------------------------------------------------------------------------------------------
Ohio Regional Stock Fund                               0.00%            0.00%             9.81%              10.33%
--------------------------------------------------------------------------------------------------------------------
Special Value Fund                                     0.00%            0.00%             8.85%               9.32%
--------------------------------------------------------------------------------------------------------------------

Total Returns. The "average annual total return" of a Fund, or of each class of a Fund, is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV)^1n - 1 = Average Annual Total Return
                  -----
                   (P)

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return
                  -------
                     P

In calculating total returns for Class A shares of the Funds, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable CDSC (5.0% for the first year, 4.0% for second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% for the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

The average annual total return and cumulative total return on Class A and Class B shares, for the period from the commencement of operations to October 31, 1998 (life of fund) at maximum offering price is shown on the table that follows. The average annual total return for the one and five year periods (when applicable) ended October 31, 1998 also are shown on the table that follows.

--------------------------------------------------------------------------------------------------------------------
                                      Average Annual
                                      Total Return                                                Five-Year
                                      for the Life of   Cumulative Total      One-Year Average    Average Annual
                                      the Fund at       Return for the Life   Annual Total        Total Return at
                       Maximum        Maximum           of the Fund at        Return at Maximum   Maximum Offering
                       Sales Charge   Offering Price*   Maximum Offering      Offering Price*     Price*
                                                        Price*
--------------------------------------------------------------------------------------------------------------------
Balanced Fund: Class A     5.75%           12.40%              77.12%               7.94%                N/A
--------------------------------------------------------------------------------------------------------------------
Balanced Fund: Class B     5.00%           12.84%              80.50%               9.27%                N/A
--------------------------------------------------------------------------------------------------------------------
Convertible                5.75%           10.41%             184.20%              (9.22%)              7.67%
Securities Fund
--------------------------------------------------------------------------------------------------------------------
Diversified Stock          5.75%           15.72%             273.71%               12.74%             19.45%
Fund:  Class A
--------------------------------------------------------------------------------------------------------------------
Diversified Stock          5.00%           16.16%             286.73%               14.34%             20.17%
Fund:  Class B
--------------------------------------------------------------------------------------------------------------------
Fund for Income            2.00%           8.00%              142.09%               4.47%               5.91%
--------------------------------------------------------------------------------------------------------------------
Government Mortgage        5.75%           7.43%               83.35%               1.04%               4.92%
Fund
--------------------------------------------------------------------------------------------------------------------
Growth Fund                5.75%           19.98%             144.60%               21.19%               N/A
--------------------------------------------------------------------------------------------------------------------
Intermediate Income        5.75%           4.47%               23.87%               2.03%                N/A
Fund
--------------------------------------------------------------------------------------------------------------------
International Growth       5.75%           5.42%               56.26%              (0.28%)              3.98%
Fund:  Class A
--------------------------------------------------------------------------------------------------------------------

----------
*    For Class  B Shares the calculations reflect the imposition of the CDSC.


                                       77


--------------------------------------------------------------------------------------------------------------------
                                      Average Annual
                                      Total Return                                                Five-Year
                                      for the Life of   Cumulative Total      One-Year Average    Average Annual
                                      the Fund at       Return for the Life   Annual Total        Total Return at
                       Maximum        Maximum           of the Fund at        Return at Maximum   Maximum Offering
                       Sales Charge   Offering Price*   Maximum Offering      Offering Price*     Price*
                                                        Price*
--------------------------------------------------------------------------------------------------------------------
International Growth       5.00%           5.75%               60.42%               0.51%               4.37%
Fund:  Class B
--------------------------------------------------------------------------------------------------------------------
Investment Quality         5.75%           4.90%               26.36%               1.81%                N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
Lakefront Fund             5.75%           7.48%               12.75%              (1.00%)               N/A
--------------------------------------------------------------------------------------------------------------------
LifeChoice                 5.75%           7.50%               14.18%               2.66%                N/A
Conservative
Investor Fund
--------------------------------------------------------------------------------------------------------------------
LifeChoice Growth          5.75%           8.47%               16.08%               0.96%                N/A
Investor Fund
--------------------------------------------------------------------------------------------------------------------
LifeChoice Moderate        5.75%           7.73%               14.62%               1.21%                N/A
Investor Fund
--------------------------------------------------------------------------------------------------------------------
Limited Term Income        2.00%           6.21%               72.36%               4.75%               4.63%
Fund
--------------------------------------------------------------------------------------------------------------------
National Municipal         5.75%           5.14%               26.81%               1.95%                N/A
Bond Fund:  Class A
--------------------------------------------------------------------------------------------------------------------
National Municipal         5.00%           5.18%               27.02%               2.88%                N/A
Bond Fund:  Class B
--------------------------------------------------------------------------------------------------------------------
New York Tax-Free          5.75%           5.99%               56.64%               0.04%               3.42%
Fund:  Class A
--------------------------------------------------------------------------------------------------------------------
New York Tax-Free          5.00%           6.30%               60.25%               0.96%               3.74%
Fund:  Class B
--------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond        5.75%           7.10%               78.63%               1.92%               5.04%
Fund:  Class A
--------------------------------------------------------------------------------------------------------------------
Ohio Regional Stock        5.75%           12.20%             182.78%              (8.71%)             11.97%
Fund:  Class A
--------------------------------------------------------------------------------------------------------------------


                                       78


--------------------------------------------------------------------------------------------------------------------
                                      Average Annual
                                      Total Return                                                Five-Year
                                      for the Life of   Cumulative Total      One-Year Average    Average Annual
                                      the Fund at       Return for the Life   Annual Total        Total Return at
                       Maximum        Maximum           of the Fund at        Return at Maximum   Maximum Offering
                       Sales Charge   Offering Price*   Maximum Offering      Offering Price*     Price*
                                                        Price*
--------------------------------------------------------------------------------------------------------------------
Ohio Regional Stock        5.00%           12.51%             190.02%              (7.81%)             12.42%
Fund:  Class B
--------------------------------------------------------------------------------------------------------------------
Real Estate                5.75%           1.09%               1.64%               (17.00%)              N/A
Investment Fund
--------------------------------------------------------------------------------------------------------------------
Small Company              5.75%           1.53%               7.58%               (37.01%)              N/A
Opportunity Fund
--------------------------------------------------------------------------------------------------------------------
Special Value Fund:        5.75%           10.09%              60.30%              (16.33%)              N/A
Class A
--------------------------------------------------------------------------------------------------------------------
Special Value Fund:        5.00%           10.42%              62.68%              (15.57%)              N/A
Class B
--------------------------------------------------------------------------------------------------------------------
Stock Index Fund           5.75%           19.57%             140.52%               14.06%               N/A
--------------------------------------------------------------------------------------------------------------------
Value Fund                 5.75%           18.21%             127.38%               13.54%               N/A
--------------------------------------------------------------------------------------------------------------------

From time to time the Non-Money Market Funds also may quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A and Class B shares of the Funds, at net asset value for the period from the commencement of operations to October 31, 1998 (life of fund) are shown in the table that follows.

--------------------------------------------------------------------------------
                                           Average Annual     Cumulative Total
                                           Total Return at   Return at Net Asset
                                           Net Asset Value          Value
--------------------------------------------------------------------------------
Balanced Fund:  Class A                        13.77%              87.93%
--------------------------------------------------------------------------------
Balanced Fund:  Class B                        12.84%              80.50%
--------------------------------------------------------------------------------
Convertible Securities Fund                    10.41%             184.20%
--------------------------------------------------------------------------------
Diversified Stock Fund: Class A                16.48%             296.50%
--------------------------------------------------------------------------------
Diversified Stock Fund:  Class B               16.16%             286.73%
--------------------------------------------------------------------------------
Fund for Income                                 8.19%             146.93%
--------------------------------------------------------------------------------
Government Mortgage Fund                        8.19%              94.53%
--------------------------------------------------------------------------------
Growth Fund                                    21.44%             159.53%
--------------------------------------------------------------------------------
Intermediate Income Fund                        5.75%              31.43%
--------------------------------------------------------------------------------


                                       79


--------------------------------------------------------------------------------
                                           Average Annual     Cumulative Total
                                           Total Return at   Return at Net Asset
                                           Net Asset Value          Value
--------------------------------------------------------------------------------
International Growth Fund:  Class A             6.16%              65.79%
--------------------------------------------------------------------------------
International Growth Fund:  Class B             5.75%              60.42%
--------------------------------------------------------------------------------
Investment Quality Bond Fund                    6.18%              34.06%
--------------------------------------------------------------------------------
Lakefront Fund                                  7.48%              12.75%
--------------------------------------------------------------------------------
LifeChoice Conservative Investor Fund           7.50%              14.18%
--------------------------------------------------------------------------------
LifeChoice Growth Investor Fund                 8.47%              16.08%
--------------------------------------------------------------------------------
LifeChoice Moderate Investor Fund               7.73%              14.62%
--------------------------------------------------------------------------------
Limited Term Income Fund                        6.45%              75.80%
--------------------------------------------------------------------------------
National Municipal Bond Fund:  Class A          6.46%              34.55%
--------------------------------------------------------------------------------
National Municipal Bond Fund:  Class B          5.18%              27.02%
--------------------------------------------------------------------------------
New York Tax-Free Fund:  Class A                6.80%              66.15%
--------------------------------------------------------------------------------
New York Tax-Free Fund:  Class B                6.30%              60.25%
--------------------------------------------------------------------------------
Ohio Municipal Bond Fund:  Class A              7.85%              89.52%
--------------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class A             12.51%             190.02%
--------------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class B             12.94%             200.03%
--------------------------------------------------------------------------------
Real Estate Investment Fund:  Class A           1.09%               1.64%
--------------------------------------------------------------------------------
Small Company Opportunity Fund:  Class A        2.79%              14.14%
--------------------------------------------------------------------------------
Special Value Fund: Class A                    11.42%              70.08%
--------------------------------------------------------------------------------
Special Value Fund:  Class B                   10.42%              62.68%
--------------------------------------------------------------------------------
Stock Index Fund                               21.02%             155.19%
--------------------------------------------------------------------------------
Value Fund                                     19.65%             141.26%
--------------------------------------------------------------------------------

Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of its Class A, Class B or Class G shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Non-Money Market Funds, and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.


From time to time a Fund may publish the ranking of its performance or performance of its Class A, Class B or Class G shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Non-Money Market Funds, in broad investment categories (domestic equity, international equity taxable bond, municipal bond or other) monthly, based upon each fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.


The total return on an investment made in a Fund or in Class A, Class B or Class G shares of a Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the
Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman GNMA Index the J.P. Morgan Government Bond Index and the Morgan Stanley All Country World Index. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The Russell 2000 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stock of small- to mid-sized companies. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed-rate mortgage bonds. The Lehman Brothers Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The Morgan Stanley All Country World Index is a widely recognized, unmanaged index of common stock prices with country weightings of international companies. On October 31, 1998, the International Growth Fund formally changed its benchmark from the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) to the All Country World Index effective because the Adviser believes that this index more closely represents the foreign countries in which the International Growth Fund invests. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Funds or Class A, Class B or Class G shares of a Non-Money Market Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.) A Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling Gradison McDonald at 513-579-5700 or 800-869-5999 or the Funds at 800-539-FUND.

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of Class A, Class B or Class G shares of a Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, and U.S.A. Today. In addition to yield information, general information about a Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under "Valuation of Portfolio Securities for the Money Market Funds" is subject to change.

When the NYSE or the Federal Reserve Board of Cleveland is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Federal Money Market Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, the LifeChoice Funds, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Small Company Opportunity Fund, Real Estate Investment Fund, Special Value Fund, Stock Index Fund and Value Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Purchasing Shares.

Alternative Sales Arrangements - Class A and Class B Shares. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing only Class A and Class B shares, investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. The Trust's distributor pays sales commissions of 4.00% of the purchase price of Class B Shares to dealers at the time of purchase. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). Over time, generally it will be more advantageous for that investor to purchase Class A shares of a Fund instead. However, some of the Funds will also offer Class G shares, which are described in "Class G Shares -- The Gradison Fund Reorganization" below. Investors also should evaluate the benefits of investing in Class G shares.

Each of the three classes of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class G shares and the dividends payable on these shares will be reduced by incremental expenses borne solely by Class B and Class G shares, respectively, including the asset-based sales charge to which these shares are subject.

Class B Conversion Feature. Ninety-six months (eight years) after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class G shares recognizes two types of expenses. General expenses that do not pertain specifically to a Class are allocated to the shares of each Class, based upon the percentage that the net assets of such Class bears to a Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a Class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Class G Shares -- The Gradison Fund Reorganization. KeyCorp, the parent of Key Asset Management Inc. ("KAM" or the "Adviser"), recently completed the acquisition of McDonald & Company Investments, Inc., the corporate parent of McDonald & Company Securities Inc., a major regional broker-dealer. In October 1998, McDonald & Company Securities Inc. changed its name to McDonald Investments Inc. ("McDonald"). It is anticipated that in early 1999, KAM will acquire certain investment advisory operations of McDonald. To achieve economies of scale, the Trust's Board of Trustees, on December 11, 1998, approved Agreements and Plans of Reorganization by which the Trust, on behalf of certain of its series, will acquire the portfolio securities of seven funds previously managed by McDonald in a tax-free exchange for Class G shares of these series (the "Gradison Fund Reorganization"), subject to various conditions, such as approval by the shareholders of the Gradison Funds. The Gradison Fund Reorganization is scheduled to take place on or about March 26, 1999.

As outlined in the table under "Performance -- Class G Shares" in this SAI, each of five of the seven Gradison funds will transfer all of its assets to its corresponding Victory Fund in exchange for newly established Class G shares of such corresponding Fund and the assumption of its liabilities by such corresponding Fund, followed by the constructive distribution pro rata to its shareholders of the corresponding Fund's Class G shares received in the reorganization. The two remaining Gradison Funds, Gradison U.S. Government Reserves and Gradison Established Value Fund, will participate in a separate reorganization which is described in a separate statement of additional information.

No sales charge is imposed on the purchase of Class G shares. The Gradison Division of McDonald Investments Inc. ("Gradison McDonald") compensates its own employees, and may compensate its affiliates, for Class G share sales, some of which compensation may be recouped in the event of share redemptions made during the first nine months after sale. See "How to Sell Shares" in the Prospectuses.

In addition, Class G shares of the Fund for Income and the Ohio Municipal Bond Fund are subject to an annual Rule 12b-1 fee of up to 0.25% of average daily net assets and Class G shares of the Diversified Stock Fund, International Growth Fund and Small Company Opportunity Fund are subject to an Rule 12b-1 fee of up to 0.50% of average daily net assets. There is no conversion feature applicable to Class G shares. Distributions paid to holders of a Fund's Class G shares may be reinvested in additional Class G shares of that Fund or Class G shares of a different Fund.

Dealer Reallowances. The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of Class A Shares of the Balanced Fund, Convertible Securities Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, Investment Quality Bond Fund, International Growth Fund, Lakefront Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Real Estate Investment Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund and Value Fund.

                           Initial Sales Charge:        Concession to Dealers:
    Amount of Purchase      % of Offering Price           % of Offering Price
    ------------------      -------------------           -------------------
Up to $50,000                      5.75%                         5.00%
$50,000 to $100,000                4.50%                         4.00%
$100,000 to $250,000               3.50%                         3.00%
$250,000 to $500,000               2.50%                         2.00%
$500,000 to $1,000,000             2.00%                         1.75%
$1,000,000 and above               0.00%                           *

The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of the Class A Shares of the Fund for Income and Limited Term Income Fund

                             Initial Sales Charge:        Concession to Dealers:
 Amount of Purchase           % of Offering Price           % of Offering Price
 ------------------           -------------------           -------------------

 Up to $50,000                      2.00%                         1.50%
 $50,000 to $100,000                1.75%                         1.25%
 $100,000 to $250,000               1.50%                         1.00%
 $250,000 to $500,000               1.25%                         0.75%
 $500,000 to $1,000,000             1.00%                         0.50%
 $1,000,000 and above               0.00%                           *

* There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% will be imposed on shares redeemed within the first year after purchase, or a .50% CDSC will be charged on shares redeemed within two years of purchase. This charge will be based on the lower of the cost of the shares or net asset value at the time of redemption. No CDSC is imposed on reinvested distributions. Investment professionals may be paid at a rate of up to 1.00% of the purchase price.

The following Funds do not impose sales charges on their shares: the Federal Money Market Fund, Financial Reserves Fund, Institutional Money Market Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Tax-Free Money Market Fund and U.S. Government Obligations Fund.

The Trust's distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under the federal securities laws.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of Class A shares of the Trust's in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

Combined Purchases. When you invest in Class A shares of the Trust for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Code.

Rights of Accumulation. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Trust's Class A shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

Letter of Intent. If you anticipate purchasing $50,000 or more of shares of a Fund alone or in combination with Class A shares of certain other Funds within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the Transfer Agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

Exchanging Shares.

Shares of any Victory Money Market Fund may be exchanged for shares of any of the Funds, including Class A and Class B (but not Class G) shares of the Funds. Exchanges for Class A shares of the Funds may be subject to payment of a sales charge.

Shares of a Fund may be exchanged for the same class of shares of any other Fund of the Trust. For example, an investor can exchange Class B shares of a Fund only for Class B shares of another Fund. At present, not all Funds of the Trust offer multiple classes of shares. If a Fund has only one class of shares that does not have a class designation, that class is "Class A" for exchange purposes. When Class B shares are redeemed to effect an exchange, the priorities described in the Prospectuses for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares. If you do not make a selection, your exchange will be made in Class A shares.

Class G shares of any Fund may be exchanged for Class G shares, Select shares, or any single class money market shares of a Fund offered by the Trust. Shareholders who owned Class G shares on the closing date of the Gradison Fund reorganization, can exchange into Class A shares of any Fund that does not offer Class G Shares without paying a sales charge.

Redeeming Shares.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (1) Class A shares, or (2) Class B shares that were subject to the Class B CDSC when redeemed, in Class A shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable as described above, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

                           DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for Class A, Class B and Class G shares, from their net investment income as follows. Each Fund declares and pays capital gains annually.

-------------------------------------------------------------------------------------------------------------------
Income Dividends Declared and     Balanced Fund, Fund for Income, Government Mortgage Fund, Intermediate Income
Paid Monthly                      Fund, Investment Quality Bond Fund, Limited Term Income Fund, National
                                  Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund
-------------------------------------------------------------------------------------------------------------------
Income Dividends Declared and     Convertible Securities Fund, Diversified Stock Fund, Growth Fund, International
Paid Quarterly                    Growth Fund, Lakefront Fund, the LifeChoice Funds, Ohio Regional Stock Fund,
                                  Real Estate Investment Fund, Small Company Opportunity Fund, Special Value
                                  Fund, Stock Index Fund, Value Fund
-------------------------------------------------------------------------------------------------------------------
Declared Daily and Paid Monthly   Money Market Funds
-------------------------------------------------------------------------------------------------------------------

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by a Fund or borne separately by a class, as described in "Alternative Sales Arrangements - Class A and Class B" and "Class G Shares -- The Gradison Fund Reorganization" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class G shares are expected to be lower as a result of applicable asset-based sales charges, and Class B and Class G dividends will also differ in amount as a consequence of any differences in net asset value among the three share Classes.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

                                      TAXES

Information set forth in the Prospectuses and this SAI that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders, and the discussions here and in each Fund's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used of offset capital gains in such future years. As of October 31, 1998, the Financial Reserves Money Market Fund had capital loss carryforwards of approximately $5,000 which expire in 2001; the Tax-Free Money Market Fund had capital loss carryforwards of approximately $4,000 which expire in 2006; Limited Term Income Fund had capital loss carryforwards of approximately $1,335,000, $553,000 and $906,000 which expire in 2002, 2003, and 2004, respectively; the Fund for Income had capital loss carryforwards of approximately $585,000, $588,000, and $328,000 which expire 2001, 2002, and 2003, respectively; Government Mortgage Fund had capital loss carryforwards of approximately $698,000 and $109,000 which expire 2002 and 2005, respectively; the Investment Quality Bond Fund had capital loss carryforwards of approximately $3,961,000 which expire 2002; the Real Estate Investment Fund had capital loss carryforwards of approximately $497,000 which expire 2006; and the Special Growth Fund had capital loss carryforwards of approximately $9,811,000 which expire 2006. The Investment Quality Bond Fund has additional capital loss carryforwards as the successor of a merger with the Government Bond Fund; however, as explained below, such carryforwards are subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for December, 1998 is 4.80%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Distributions" below.

Pursuant to a planned reorganization (described in this SAI at "Additional Purchase, Exchange, and Redemption Information: Class G Shares -- The Gradison Fund Reorganization"), but only upon the consummation of the reorganization and its qualification, as demonstrated by the written opinion of counsel, as a tax-free exchange, certain of the Funds will acquire additional capital loss carryforwards by virtue of acquiring a Gradison Fund in the reorganization. Such capital loss carryforwards may be subject to the limitations of Sections 382 and 383 described above. As of June 30, 1998, the Gradison Ohio Tax Free Income Fund had capital loss carryforwards of approximately $527, which expire in 2003; as of March 31, 1998, the Gradison International Fund had capital loss carryforwards of approximately $368,000, which expire in 2006; and as of December 31, 1997, the Gradison Government Income Fund had capital loss carryforwards of approximately $5,349,618 and $536,544, which expire in 2003 and 2004, respectively. The capital loss carryforwards of each of these funds will be taken into account by the Victory fund which acquires such fund's assets in the reorganizations. Specifically, the aforementioned funds' capital loss carryforwards will be taken into account by the Victory Ohio Municipal Bond Fund, the Victory International Growth Fund and the Victory Fund For Income, respectively.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap, under an alternative method contained in the proposed regulations and, in the case of a cap or floor, under an alternative method which the IRS may provide in a revenue procedure).

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association, are treated as U.S. Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Funds will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction. In general, the Balanced Fund, Diversified Stock Fund, International Growth Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Regional Stock Fund and Special Value Fund dividends paid on Class A and Class B shares are calculated at the same time and in the same manner. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses charged by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). With respect to the International Growth Fund, only an insignificant portion of the Fund will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The New York Tax-Free Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, and Tax-Free Money Market Fund (the "Tax Exempt Funds") intend to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Funds' taxable year at least 50% of each Fund's total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate dividends- received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining their adjusted current earnings.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a
Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Investment income that may be received by the International Growth Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known: If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

The Money Market Funds seek to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. In such a case, and for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder in the International Growth Fund may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                              TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently seven Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. There are also two Advisory Trustees who attend meetings and serve on committees but do not vote.

The Trustees and the Advisory Trustees of the Trust, their ages, addresses, and their principal occupations during the past five years are as follows. Each of the following individuals, except Theodore H. Emmerich and Donald E. Weston, holds the same position with The Victory Variable Insurance Funds, a registered investment company in the same fund complex as the Trust. Whereas Messrs. Emmerich and Weston serve as Advisory Trustees of the Trust, each of them serves as a Trustee of The Victory Variable Insurance Funds.


                                  POSITION(S)
                                  HELD WITH
NAME, AGE AND ADDRESS             THE TRUST       PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------             ---------       ----------------------------------------
Roger Noall,* 63                  Chairman and    Since 1996,  Executive of KeyCorp;  from
c/o Brighton Apt. 1603            Trustee         1995  to  1996,   General   Counsel  and
8231 Bay Colony Drive                             Secretary of KeyCorp; from 1994 to 1996,
Naples, FL 34108                                  Senior   Executive  Vice  President  and
                                                  Chief Administrative Officer of KeyCorp;
                                                  from 1985 to 1994,  Vice Chairman of the
                                                  Board and Chief  Administrative  Officer
                                                  of  Society  Corporation  (now  known as
                                                  KeyCorp).


Leigh A. Wilson,** 54             President and   Since 1989, Chairman and Chief Executive
New Century Care, Inc.            Trustee         Officer,    New   Century   Care,   Inc.
53 Sylvan Road North                              (merchant bank);  since 1995,  Principal
Westport, CT  06880                               of New Century Living, Inc.; since 1989,
                                                  Director of Chimney  Rock  Vineyard  and
                                                  Chimney Rock Winery.

Dr. Harry Gazelle, 71             Trustee         Retired   radiologist,   Drs.  Hill  and
17822 Lake Road                                   Thomas Corporation.
Lakewood, OH  44107


Eugene J. McDonald, 66            Trustee         Since 1990, Executive Vice President and
Duke Management Company                           Chief   Investment   Officer  for  Asset
2200 West Main Street                             Management   of  Duke   University   and
Suite 1000                                        President  and  CEO of  Duke  Management
Durham, NC  27705                                 Company;   Director  of  CCB   Financial
                                                  Corporation, Flag Group of Mutual Funds,
                                                  DP  Mann  Holdings,   Greater   Triangle
                                                  Community   Foundation,   and   NC   Bar
                                                  Association Investment Committee.

Dr. Thomas F. Morrissey, 65       Trustee         Since   1970,   Professor,   Weatherhead
Weatherhead School of Management                  School  of   Management,   Case  Western
Case Western Reserve University                   Reserve  University;  from 1989 to 1995,
10900 Euclid Avenue                               Associate Dean of Weatherhead  School of
Cleveland, OH  44106-7235                         Management;  from 1987 to December 1994,
                                                  Member of the  Supervisory  Committee of
                                                  Society's     Collective      Investment
                                                  Retirement Fund; from May 1991 to August
                                                  1994,  Trustee,  Financial Reserves Fund
                                                  and  from  May  1993  to  August   1994,
                                                  Trustee,  Ohio  Municipal  Money  Market


H. Patrick Swygert, 55            Trustee         Since    1995,     President,     Howard
Howard University                                 University;  since May  1996,  Director,
2400 6th Street, N.W.                             Hartford Financial Services Group; since
Suite 402                                         May  1997,   Director,   Hartford   Life
Washington, DC  20059                             Insurance  Company;  from  1990 to 1995,
                                                  President,  State University of New York
                                                  at Albany.









--------
*      Mr. Noall is an  "interested  person" and an  "affiliated  person" of the
       Trust.
**     Mr. Wilson is deemed to be an "interested  person" of the Trust under the
       1940 Act solely by reason of his position as President.


                                       96


Frank A. Weil, 67                 Trustee         Since 1984, Chairman and Chief Executive
Abacus & Associates                               Officer  of  Abacus &  Associates,  Inc.
147 E. 47th Street                                (private investment firm);  Director and
New York, NY  10017                               President  of the  Norman  and  Hickrill
                                                  Foundations;       Director,      Trojan
                                                  Industries;  from  1977 to 1979,  United
                                                  States  Assistant  Secretary of Commerce
                                                  for Industry and Trade.


ADVISORY TRUSTEES

Theodore H. Emmerich, 72          Advisory        Retired;  until 1986,  managing  partner
1201 Edgecliff Place              Trustee         (Cincinnati  office)  Ernst & Young LLP;
Cincinnati, Ohio  45206                           Director   of   Carillon   Fund,    Inc.
                                                  (investment company), American Financial
                                                  Group   (insurance),    and   Cincinnati
                                                  Milacron     Commercial      Corporation
                                                  (financing  arm of  Cincinnati  Milacron
                                                  Corporation,      a     machine     tool
                                                  manufacturer);    Trustee    of   Summit
                                                  Investment Trust and Carillon Investment
                                                  Trust.



Donald E. Weston, 63*             Advisory        Since October 1998, Chairman of Gradison
McDonald Investments Inc.         Trustee         McDonald  Investments,   a  division  of
580 Walnut Street                                 McDonald Investments Inc.; until October
Cincinnati, Ohio  45202                           1998,  Chairman of the Gradison Division
                                                  of McDonald & Company  Securities,  Inc.
                                                  and a  Director  of  McDonald  & Company
                                                  Investments Inc.; Director of Cincinnati
                                                  Milacron Commercial Corporation.


The Board currently has an Investment Committee, a Business, Legal, and Audit Committee, and a Board Process and Nominating Committee. The members of the Investment Committee are Messrs. Wilson (Chairman), Morrissey, Swygert, Weston and Weil, who will serve until August 1999. The function of the Investment Committee is to review the existing investment policies of the Trust, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Trust's shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. McDonald (Chairman), Emmerich, and Gazelle who will serve until August 1999. The function of the Business, Legal, and Audit Committee is to recommend independent auditors and monitor accounting and financial matters and to review compliance and contract matters. Mr. Swygert is the Chairman of the Board Process and Nominating Committee (consisting of all the Trustees and Advisory Trustees), which nominates persons to serve as Independent Trustees and Trustees to serve on committees of the Board. This Committee also reviews Trustee performance and compensation issues.

Remuneration of Trustees and Certain Executive Officers.

Each Trustee (other than Mr. Wilson) receives an annual fee of $31,500 for serving as Trustee of all the Funds of the Trust, and an additional per meeting fee ($3,500 in person and $1,500 per telephonic meeting). Mr. Wilson receives an annual fee of $37,500 for serving as President and Trustee for all of the Funds of the Trust, and an additional per meeting fee ($4,100 in person and $1,800 per telephonic meeting). The Adviser pays the expenses of Messrs. Noall and Weston.

--------
* Mr. Weston is an "interested person" and an "affiliated person" of the Trust.

The following table indicates the estimated compensation received by each Trustee from the Victory "Fund Complex"(1) for the fiscal year ended October 31, 1998.

                                                                                                             Aggregate
                                    Pension or Retirement      Estimated Annual         Aggregate        Compensation from
                                     Benefits Accrued as        Benefits Upon       Compensation from      Victory "Fund
                                     Portfolio Expenses           Retirement       Victory Portfolios         Complex"
                                     ------------------           ----------       ------------------         --------

Leigh A. Wilson.................             -0-                     -0-                   $45,000             $53,250
Robert G. Brown*................             -0-                     -0-                   $18,300             $18,300
Edward P. Campbell**............             -0-                     -0-                   $36,600             $43,500
Theordore H. Emmerich#                       -0-                     -0-                      None                None
Harry Gazelle...................             -0-                     -0-                   $36,600             $39,000
Eugene J. McDonald+.............             -0-                     -0-                   $25,050             $43,050
Thomas F. Morrissey.............             -0-                     -0-                   $36,600             $39,000
H. Patrick Swygert..............             -0-                     -0-                   $36,600             $39,000
Frank A. Weil+..................             -0-                     -0-                   $25,050             $44,250

(1) There are currently 41 mutual funds in the Victory "Fund Complex" for which the above-named Trustees are compensated, but not all of these Trustees serve on the board of each fund of the "Fund Complex."

*      Mr. Brown resigned as of April 4, 1998.

**     Mr. Campbell resigned as of December 31, 1998.

#      Mr. Emmerich commenced service on the Board as of January 1, 1999.

+      Mr. McDonald and Mr. Weil commenced service on the Board as of January 1,
       1998.


Officers.

The officers of the Trust, their ages, and principal occupations during the past five years, are as follows:

                             Position(s)
                               with the
       Name and Age             Trust                     Principal Occupation During Past 5 Years
       ------------             -----                     ----------------------------------------

Leigh A. Wilson, 54          President     See biographical information under "Board
                             and Trustee   of Trustees" above.

William B. Blundin, 60       Vice          Senior  Vice  President  of  BISYS  Fund
                             President     Services  Inc.  ("BISYS");   officer  of
                                           other investment companies  administered
                                           by BISYS.



J. David Huber, 52           Vice          President of BISYS; officer of BISYS since June 1987.
                             President

Robert  D.  Hingston,46      Secretary     Since November  1998,  Vice President of
                                           BISYS;  from  January  1995  to  October
                                           1998,   founder  and  principal  of  RDH
                                           Associates   (mutual   fund   management
                                           consulting  firm);  from  June  1980  to
                                           January   1995,    Vice   President   of
                                           Investors Bank & Trust Company.





                                       98


Joel B. Engle, 33            Treasurer     Since  September 1998, Vice President of
                                           BISYS;  from  March  1995  to  September
                                           1998,  Vice  President,  Northern  Trust
                                           Company;  from  July  1994  to  February
                                           1995, General  Accountant,  Wanger Asset
                                           Management;  from September 1988 to June
                                           1994,  Audit  Manager with Ernst & Young
                                           LLP.


The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


The officers of the Trust (other than Mr. Wilson) receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.


As of December 31, 1998, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.


The LifeChoice Funds -- Conflicts of Interest. The Trustees and officers of the Trust are subject to conflicts of interest in managing both the LifeChoice Funds described here and some of the underlying Proprietary Portfolios. This conflict is most evident in the Board's supervision of KAM. KAM and certain of its affiliates may provide services to, and receive fees from, not just the Funds, but also some of the Proprietary and Other Portfolios. Their selection of investments and allocation of Fund assets will be continuously and closely scrutinized by the Board in order to avoid even the appearance of improper practices. It is possible, however, that a situation might arise where one course of action for a LifeChoice Fund would be detrimental to a Proprietary Portfolio, or vice versa. In that unlikely event, the Trustees and officers of the Trust will exercise good business judgment in upholding their fiduciary duties to each set of Funds, thus minimizing such conflicts, if any should arise.


ADVISORY AND OTHER CONTRACTS

Investment Adviser and Sub-Advisers.

One of the Fund's most important contracts is with its investment adviser, KAM, a New York corporation registered as an investment adviser with the SEC. KAM, a wholly owned subsidiary of KeyCorp. On October 23, 1998, the corporate parent of McDonald & Company Securities, Inc. merged with KeyCorp as a result of which KAM is expected to acquire certain of the investment advisory operations of McDonald & Company Securities, Inc., including its Gradison Division. Affiliates of the Adviser manage approximately $68 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1998, KeyCorp had an asset base of $78 billion, with banking offices in 13 states from Maine to Alaska, and trust and investment offices in 14 states. KeyCorp's McDonald Investments Inc., a registered broker dealer, is located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.

The following schedule lists the advisory fees for each mutual fund that is advised by the Adviser.

        0.20 of 1% of average daily net assets
                  LifeChoice Conservative Investor Fund
                  LifeChoice Growth Investor Fund
                  LifeChoice Moderate Investor Fund

        0.25 of 1% of average daily net assets
                  Federal Money Market Fund
                  Institutional Money Market Fund

        0.35 of 1% of average daily net assets
                  Prime Obligations Fund
                  Tax-Free Money Market Fund
                  U.S. Government Obligations Fund

        0.50 of 1% of average daily net assets
                  Financial Reserves Fund
                  Fund for Income
                  Government Mortgage Fund
                  Limited Term Income Fund
                  Ohio Municipal Money Market Fund

        0.55 of 1% of average daily net assets
                  National Municipal Bond Fund
                  New York Tax-Free Fund

        0.60 of 1% of average daily net assets
                  Ohio Municipal Bond Fund
                  Stock Index Fund

        0.65 of 1% of average daily net assets
                  Diversified Stock Fund

        0.75 of 1% of average daily net assets
                  Convertible Securities Fund
                  Intermediate Income Fund
                  Investment Quality Bond Fund
                  Ohio Regional Stock Fund

        1.00% of average daily net assets
                  Balanced Fund
                  Growth Fund
                  Lakefront Fund
                  Real Estate Investment Fund
                  Small Company Opportunity Fund*
                  Special Value Fund
                  Value Fund

         1.10% of average daily net assets
                  International Growth Fund

Investment Advisory Services to the LifeChoice Funds

KAM continuously monitors the allocation of each Fund's investment in Underlying
Portfolios  in  three  distinct  investment   categories  according  to  certain
percentage ranges predetermined by the Trustees as follows:


                                      Conservative                  Growth                  Moderate
                                      Investor Fund              Investor Fund            Investor Fund
                                      -------------              -------------            -------------

Equity Funds                              30-50%                    70-90%                   50-70%
Bond/Fixed Income Funds                   50-70%                    10-30%                   30-50%

-------------------------
*        Upon the closing of the Gradison Fund Reorganization, the Small Company
         Opportunity  Fund will pay an advisory  fee based on its average  daily net  assets at an annual  rate of 0.65% of the first  $100  million  of assets,  0.55% of the next  $100  million,  and 0.45% in excess of $200 million.



                                      100


Money Market Funds/Cash                   0-15%                      0-15%                    0-15%

KAM  rebalances  or  reallocates  the  LifeChoice  Funds'   investments   across
Underlying Portfolios as market conditions warrant. All reallocations are expected to occur within the above-described ranges.

The selection of the Proprietary Portfolios in which the LifeChoice Funds will invest, as well as the percentage of assets which can be invested in each type of underlying mutual fund, are not fundamental investment policies and can be changed without the approval of a majority of the respective Fund's shareholders. Any changes to the percentage ranges shown above for allocation across types of Underlying Portfolios or for allocation in Proprietary Portfolios and Other Portfolios requires the approval of the Trust's Board of Trustees. Investors desiring more information on a Proprietary Portfolio listed above may call the Trust at 800-539-FUND to request a prospectus, which is available without charge. The selection of the Other Portfolios also is within the Adviser's discretion.

The Portfolio Managers of the Proprietary Portfolios

As a shareholder in the Proprietary Portfolios, the LifeChoice Funds will bear their proportionate share of the investment advisory fees paid by the Portfolios. Set forth in "The Investment Advisory and Investment Sub-Advisory Agreements" below is a description of the investment advisory agreements for each Proprietary Portfolio.

The  persons  primarily   responsible  for  the  investment  management  of  the
Proprietary Portfolios are as follows (unless otherwise noted, a portfolio manager has managed the Portfolio since commencement of the Fund's operations):


Victory Fund        Portfolio Manager           Experience
------------        -----------------           ----------

Convertible         Richard A. Janus            Senior Managing Director of KAM, and has been in the investment
Securities          (since April, 1996)         advisory business since 1977.

                    James K. Kaesberg           Portfolio Manager and Managing Director of Convertible Securities
                    (since April, 1996)         Investments for KAM, and has been in the investment advisory business since 1985.

Diversified Stock   Lawrence G. Babin           Senior Portfolio Manager and Managing Director of KAM, and has been in the investment business since 1982.

Fund for Income     Thomas M. Seay              Mr. Seay served as Portfolio Manager of the Gradison Government
                    (since April 1998)          Income Fund since April 1998, prior to which he served as vice president and fixed income portfolio manager of Lexington
                                                Management Corporation.

                    Trenton Fletcher            Mr. Fletcher is a Portfolio Manager and Director of KAM, and has
                    (since January, 1998)       been associated with KAM or its affiliates since 1989.

Government          Robert H. Fernald           Senior Portfolio Manager and Director of KAM, and has been working
Mortgage            (since May, 1996)           in the fixed income markets for over 20 years.

Growth              William F. Ruple            Senior Portfolio Manager and Director of  KAM, and has been in the
                    (since June, 1995)          investment advisory business since 1970.

Intermediate        Eric Rasmussen              Portfolio Manager and Managing Director, Taxable Fixed Income
Income              (since December, 1998)      Investments, KAM; Managing Director, Applied Technology
                                                Investments,  the  passive investment  division of KAM; and
                                                has been  associated with KAM or an affiliate since 1988.

International       Conrad Metz                 Senior Portfolio Manager and Managing Director of KAM since October
Growth              (since October, 1995)       1995; from 1993 to 1995 he was Senior Vice President, International
                                                Equities, at Bailard Biehl & Kaiser.  He has been in the investment business since 1978.



                                      101

                    Leslie Globits              Portfolio Manager and Managing Director of KAM.  He has been
                    (since June, 1998)          employed by KAM or an affiliate since 1987.

                    Ayaz Ebrahim                Director and Portfolio Manager of IIIS, Hong Kong, and has been
                    (since December, 1997)      employed by IIIS or an affiliate since 1991.

                    Didier LeConte              Senior Portfolio Manager - European Equities at IIIS, and has been
                    (since December, 1997)      employed by IIIS or an affiliate since 1996.

                    Jean-Claude Kaltenbach      Head of Equity Management at IIIS, and has been employed by IIIS or
                    (since December, 1997)      an affiliates since 1994.

Investment          Richard T. Heine            Vice President and Portfolio Manager with KAM, and has been in the
Quality Bond                                    investment advisory business since 1977

Limited Term        Deborah Svoboda             Ms. Svoboda has been a Portfolio Manager and Managing Director of
Income              (since September, 1998)     KAM since September 1998, prior to which she was a Senior Vice President responsible for asset-backed securities syndication and
                                                marketing for McDonald & Company Investments Inc.

Small Company       William J. Leugers, Jr.     Mr. Leugers is a Portfolio Manager and Managing Director of
Opportunity         (since November 1998)       Gradison McDonald and has been associated with Gradison McDonald since 1975.

                    Daniel R. Shick             Mr. Shick is a Portfolio Manager and Managing Director of
                    (since November 1998)       Gradison McDonald and has been associated with McDonald since 1972.

                    Gary H. Miller              Mr. Miller is a Vice-President and Portfolio Manager of Gradison
                    (since November 1998)       McDonald and been associated with Gradison McDonald since 1987.

Real Estate         Patrice  Derrington         Managing Director and Portfolio Manager of KAM, and has been in the
Investment                                      real estate,  investment,  and finance  business since 1991.

                    Richard E.  Salomon         Director  of, and a Senior  Managing  Director  with KAM, and has
                                                been  in  the investment   advisory   business since 1982.

Special Value       Anthony Aveni               Senior  Managing  Director with KAM, and has been in the investment
                    (since December,  1993)     business since  1981.

                    Barbara  Myers              Senior  Portfolio  Manager and Director  with KAM, and has been in the
                    (since  June,  1985)        investment business since 1987.

                    Paul Danes                  Portfolio Manager and  Director  of KAM, and has been in the
                    (since  October, 1995)      investment business since 1987.

Value               Judith A. Jones             Senior Portfolio Manager and Managing Director of KAM, and has been in the investment business since 1967.

                    Neil A. Kilbane             Portfolio  Manager and Managing Director of KAM, and has been in the
                    (since  April,  1998)       investment business since 1986.


Sub-Advisers

The Lakefront Fund. Lakefront Capital Investors, Inc. ("Lakefront") serves as sub-adviser to the Lakefront Fund. Pursuant to an agreement with the Adviser dated as of March 1, 1997, the Adviser pays Lakefront a monthly fee of 0.50% of the Lakefront Fund's average daily net assets from its advisory fee.

Lakefront is a registered investment adviser with the SEC. As of October 29, 1998, Lakefront managed approximately $14 million for its clients.

The International Growth Fund -- Manager of Managers. As the "Manager of Managers" of the International Growth Fund, KAM may select one or more sub-advisers to manage the Fund's assets. KAM evaluates each sub-adviser's skills, investment styles and strategies in light of KAM's analysis of the international securities markets. Under its Advisory Agreement with the Trust, KAM oversees the investment advisory services that a sub-adviser provides to the International Growth Fund. If KAM engages more than one sub-adviser, KAM may reallocate assets among sub-advisers when it believes it is appropriate. KAM provides investment advice with respect to short-term debt securities. KAM has the ultimate responsibility for the International Growth Fund's investment performance because it is responsible for overseeing all sub-advisers and recommending to the Trust's Board of Trustees that it hire, terminate or replace a particular sub-adviser.

The Trust and KAM have obtained an order from the SEC that allows KAM to serve as a Manager of Managers. The order lets KAM, subject to certain conditions, select new sub-advisers with the approval of the Board, without obtaining shareholder approval. The order also allows KAM to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that a sub-advisory agreement terminate. The Trust will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If KAM hires more than one sub-adviser, the order also allows the International Growth Fund to disclose only the aggregate amount of fees paid to all sub-advisers.

IIIS (collectively with Lakefront, the "Sub-Advisers") serves as sub-adviser to the International Growth Fund. Pursuant to an agreement with the Adviser dated as of June 1, 1998, the Adviser pays IIIS a monthly fee of 0.55% of the International Growth Fund's average daily net assets from its advisory fee.

IIIS is a registered investment adviser with the SEC. As of September 30, 1998, IIIS and its affiliates managed approximately $147 billion for their clients. IIIS also serves as investment adviser to the France Growth Fund and sub-adviser to the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund.

The Investment Advisory and Investment Sub-Advisory Agreements.

Unless sooner terminated, the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the "Investment Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, by vote of the Board of Trustees of the Victory Portfolios, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

For the fiscal years ended October 31, 1998, 1997 and 1996 (except where noted), KAM earned the following advisory fees with respect to each Fund, the amount of fees paid to the Adviser is net of the amount of fee reduction* :


                                             1998                       1997                       1996


                                      Fees Paid  Fee Reduction  Fees Paid  Fee Reduction  Fees Paid   Fee Reduction
                                      ---------  -------------  ---------  -------------  ---------   -------------
Balanced Fund                        $3,019,535      $943,992  $2,810,294      $353,372   $2,006,013       $376,178
Convertible Securities Fund           794,188**             0    595,753+                 $566,242++
Diversified Stock Fund                5,039,529     1,022,826   4,560,843             0    3,147,950         55,678
Federal Money Market Fund             589,340**       732,604          0+       277,326          0++         64,632
Financial Reserves Fund               3,761,563       123,455   3,786,668       301,812    3,402,511        582,762
Fund for Income                          16,446       103,873       5,722        92,630       22,779         87,637
Government Mortgage Fund                380,810       134,385     565,656             0      646,159          3,389
Growth Fund                           1,936,780       304,983   1,709,722             0    1,181,723         70,660
Institutional Money Market Fund       2,051,053     1,279,243   1,638,661       855,791    1,003,395        932,844
Intermediate Income Fund              1,159,701       681,558   1,622,286       340,846    1,218,106        357,865
International Growth Fund             1,082,604       123,169   1,317,383             0    1,224,364         30,428
Investment Quality Bond Fund            880,262       436,244     993,289       208,773      836,655        185,307
Lakefront Fund                            6,293         6,293       2,144         5,022          N/A            N/A
LifeChoice Conservative Investor          9,198         4,473     4,311+++          139          N/A            N/A
LifeChoice Growth Investor               11,797         5,708     6,130+++          128          N/A            N/A
LifeChoice Moderate Investor             15,484         9,367     6,565+++        1,024          N/A            N/A
Limited Term Income Fund                271,020       123,743     418,588        15,636      671,988         46,818
National Municipal Bond Fund                  0       295,779           0       239,815            0        206,174
New York Tax-Free Bond                   54,279        60,020      23,901        73,540        7,542         83,068
Ohio Municipal Bond Fund                301,873       174,387     376,962        79,594      298,093        103,079
Ohio Municipal Money  Market          2,513,242     1,026,186   2,281,185       833,236    1,129,662      1,706,115
Ohio Regional Stock Fund                334,000        61,447     375,231             0      318,859          4,181
Prime Obligations Fund                3,673,976             0   1,870,850             0    1,628,427              0
Real Estate Investment Fund              14,049       111,672           0        15,464          N/A            N/A


-----------------------------------
*        Does not include investment advisory fees paid by Class G shares of the
         Diversified  Stock Fund,  Fund for Income,  International  Growth Fund,
         Ohio  Municipal  Bond Fund and  Opportunity  Value Fund (the  "Gradison
         Funds").

**       For the period from December 1, 1997 to October 31, 1998.

+        For the fiscal year ended November 30, 1997.

++       For the fiscal year ended November 30, 1996.

+++      For the period from December 31, 1996 to November 30, 1997.




                                      104

Small Company Opportunity Fund          920,157       147,949     920,562             0      711,543         33,521
Special Value Fund                    3,814,898       443,848   3,525,053             0    2,304,543         71,047
Stock Index Fund                      2,681,381       798,447   1,715,703       574,290      936,282        382,702
Tax-Free Money Market Fund            1,829,130        29,470   1,283,064        37,520    1,092,669         31,987
U.S. Government Obligations           6,864,953             0   5,387,642             0    4,208,590              0
Value Fund                            4,505,880       613,276   4,396,880             0    3,378,303         62,495


Sub-Advisory Agreements. Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Each Sub-Adviser's Agreement with KAM is terminable at any time, without penalty, by the Board of Trustees, by the Adviser or by vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Adviser. Unless sooner terminated, each Sub-Advisory Agreement shall continue in effect from year to year if approved at least annually by a majority vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Adviser or the respective Sub-Adviser, cast in person at a meeting called for the purpose of voting on the relevant Sub-Advisory Agreement.

Glass-Steagall Act.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of Key Trust Company of Ohio, N.A. and the Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A. and the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A. and the Adviser.

Portfolio Transactions.

The Money Market Funds. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Money Market Funds, the Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Money Market Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Money Market Funds, and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by the Money Market Funds are usually principal transactions, the Money Market Funds incur little or no brokerage commissions. For the three fiscal years ended October 31, 1998, 1997 and 1996, the Money Market Funds paid no brokerage commissions. Securities of the Money Market Funds are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Money Market Funds also may purchase securities from underwriters at prices which include the spread retained by the underwriter from the proceeds of the offering to the issuer.

The Money Market Funds do not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of the Money Market Funds require that investments mature in 90 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Money Market Funds.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

Income and Equity Funds. Pursuant to the Investment Advisory Agreement (and for the Lakefront Fund and the International Growth Fund, the Sub-Advisory Agreements), the Adviser* determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute its portfolio transactions.
Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds.


-------------------------------
* For purposes of the following discussion, the term "Adviser" refers to the Adviser and any sub-advisers.

All Funds. The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, Key Trust Company of Ohio, N.A. ("Key Trust") or their affiliates, or BISYS or its affiliates, and will not give preference to Key Trust's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds of the Trust or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Brokerage commissions paid by each of the Funds listed below were as follows for the fiscal years ended October 31, 1998, 1997 and 1996* .


                                                      1998                         1997                    1996
--------------------------------------------------------------------------------------------------------------------

Balanced Fund                                  $  197,179.88                     $212,666.31            $190,526.34
--------------------------------------------------------------------------------------------------------------------
Convertible Securities Fund**                      73,375.17                          46,738                 50,000
--------------------------------------------------------------------------------------------------------------------
Diversified Stock Fund                          1,533,314.33                      906,124.85             881,427.50
--------------------------------------------------------------------------------------------------------------------
Financial Reserves Fund                                   --                              --                     --
--------------------------------------------------------------------------------------------------------------------
Fund for Income                                           --                              --               1,250.00
--------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                                  --                              --                 542.84
--------------------------------------------------------------------------------------------------------------------
Growth Fund                                       150,360.66                       68,970.96              97,820.00
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                           --                              --                     --
--------------------------------------------------------------------------------------------------------------------
Intermediate Income Fund                            1,271.88                        3,242.20              61,811.73
--------------------------------------------------------------------------------------------------------------------
International Growth Fund                         619,297.58                    1,103,488.08                     --
--------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund                          773.44                        1,734.39              12,889.90
--------------------------------------------------------------------------------------------------------------------
Lakefront Fund                                      1,927.90                        2,513.90                     --
--------------------------------------------------------------------------------------------------------------------
Limited Term Income Fund                                  --                          468.75               8,580.94
--------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund                              --                              --                     --
--------------------------------------------------------------------------------------------------------------------
New York Tax-Free Fund                                    --                              --                      0
--------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                                  --                              --                      0



-------------------------------
*        Does not include commissions paid by the Gradison Funds.

** Brokerage commission information for the Convertible Securities Fund reflects brokerage commissions paid for the fiscal years ended November
         30, 1996 and November 30, 1997 and the period from  December 1, 1997 to
         October 31, 1998.


                                      107

--------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                          --                              --                     --
--------------------------------------------------------------------------------------------------------------------
Ohio Regional Stock Fund                           23,932.34                       21,805.75               6,597.60
--------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund                                    --                              --                     --
--------------------------------------------------------------------------------------------------------------------
Real Estate Investment Fund                        46,584.80                              --                     --
--------------------------------------------------------------------------------------------------------------------
Small Company Opportunity Fund                    272,970.50                      238,533.30             176,980.29
--------------------------------------------------------------------------------------------------------------------
Special Value Fund                                581,672.43                      428,514.23             431,541.97
--------------------------------------------------------------------------------------------------------------------
Stock Index Fund                                  107,718.60                       43,190.22              27,553.63
--------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund                                --                              --                     --
--------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations Fund                          --                              --                     --
--------------------------------------------------------------------------------------------------------------------
Value Fund                                        391,275.21                      218,946.60             225,799.21


Portfolio Turnover.

The portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. As indicated below, the Fund for Income experienced higher than usual portfolio turnover for the fiscal year ended October 31, 1998 due to extraordinarily volatile market conditions. The portfolio turnover rates for each of the Funds listed below were as follows for the fiscal years ended October 31, 1998 and 1997 (except where noted)*.


                                                                 1998                  1997
                                                                 ----                  ----

Balanced Fund                                                    231%                  109%
Convertible Securities Fund**                                     77%                   77%
Diversified Stock Fund                                            84%                   63%
Fund for Income                                                  118%                   26%
Government Mortgage Fund                                         296%                  115%
Growth Fund                                                       29%                   21%
Intermediate Income Fund                                         318%                  195%
International Growth Fund                                         86%                  116%
Investment Quality Bond Fund                                     492%                  249%
Lakefront Fund                                                    36%                   36%
LifeChoice Conservative Investor Fund                             78%++                 19%+
LifeChoice Growth Investor Fund                                   30%++                106%+
LifeChoice Moderate Investor Fund                                 42%++                 50%+
Limited Term Income Fund                                         177%                  139%
National Municipal Bond Fund                                     152%                  154%


------------------------------------
*        Does not include turnover related to the Gradison Funds.

** Portfolio turnover information for the Convertible Securities Fund and the Federal Money Market Fund reflects portfolio turnover for the fiscal year ended November 30, 1997 and the period from December 1, 1997 to October 31, 1998.

++       From December 1, 1997 to October 31, 1998.

+        From December 31, 1996 to November 30, 1997.



                                      108

                                                                 1998                  1997
                                                                 ----                  ----

New York Tax-Free Fund                                            38%                   11%
Ohio Municipal Bond Fund                                          95%                   74%
Ohio Regional Stock Fund                                           6%                    8%
Real Estate Investment Fund                                       53%                   21%
Small Company Opportunity Fund                                   254%                  195%
Special Value Fund                                                44%                   39%
Stock Index Fund                                                   8%                   11%
Value Fund                                                        40%                   26%


Administrator.

BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator to the Funds pursuant to an administration agreement dated October 1, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser or the Sub-Advisers under the Investment Advisory Agreement and Sub-Advisory Agreements), subject to the supervision of the Board of Trustees.

For the services rendered to the Funds and related expenses borne by the Administrator, each Fund (except the LifeChoice Funds) pays the Administrator an annual fee, computed daily and paid monthly, at the following annual rates based on each Fund's average daily net assets:

         .15% for portfolio assets of $300 million and less, .12% for the next $300 million through $600 million of portfolio assets, and
         .10% for portfolio assets greater than $600 million.

For the services rendered to the LifeChoice Funds and related expenses borne by the Administrator, each of these Funds pays the Administrator an annual fee, computed daily and paid monthly, equal to the greater of 0.01% of the Fund's average daily net assets or $12,000.

The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office
facilities   necessary   to  carry  out  the
duties thereunder. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The following chart reflects the aggregate administration fees earned after fee reductions by the Administrator in connection with the sale of shares of each Fund for the fiscal years ended October 31, 1998, 1997 and 1996* .


                                                 1998                        1997                      1996
                                                       Fee                         Fee                        Fee
                                           Fees    Reductions          Fees     Reductions         Fees   Reductions
                                           ----    ----------          ----     ----------         ----   ----------

Balanced.........................      $565,625            $0      $472,961             $0     $357,125           $0
Convertible Securities** ........       174,181             0       169,130              0     163,169+            0
Diversified Stock................     1,142,672             0     1,034,997              0      678,848       60,602
Federal Money Market **                 429,784             0       213,167              0      64,632+            0
Financial Reserves...............       987,007             0     1,209,552              0    1,196,089            0
Fund for Income..................        14,438        21,658        11,799         17,707       13,292       19,833
Government Mortgage..............       154,559             0       169,697              0      195,013            0
Growth...........................       336,265             0       256,459              0      187,857            0
Institutional Money Market.......       799,361       742,945       340,471      1,156,193      464,863      696,881
Intermediate Income..............       368,253             0       392,489              0      314,921            0
International Growth.............       164,424             0       179,643              0      171,154            0
Investment Quality Bond..........       263,302             0       240,312              0      205,210            0
Lakefront........................         1,888             0         1,045              0          N/A          N/A
LifeChoice Conservative Investor         11,015             0           N/A            N/A          N/A          N/A
LifeChoice Growth Investor.......        11,015             0           N/A            N/A          N/A          N/A
LifeChoice Moderate Investor.....        11,015             0           N/A            N/A          N/A          N/A
Limited Term Income..............       118,429             0       130,222              0      216,263            0
National Municipal Bond..........        80,667             0        65,363              0       20,352       35,877
New York Tax-Free................        12,437        18,656        10,626         15,949        9,888       14,823
Ohio Municipal Bond..............       119,065             0       114,083              0      100,340            0


----------------------------------
*        Does not include administration fees paid by the Gradison Funds.

** Administration fee information for the Convertible Securities Fund and the Federal Money Market Fund reflects payments made for the fiscal years ended November 30, 1996 and November 30, 1997 and the period from December 1, 1997 to October 31, 1998.


+        From  December  1,  1995  through  March  31,  1996,   SBSF  served  as
         administrator  to the  Convertible  Securities  Fund and Federal  Money
         Market Fund and  received  fees of $53,761 and  $22,722,  respectively.
         From April 1, 1996 through July 11, 1996,  Concord Holding  Corporation served as administrator to these Funds and received fees of $41,268 and
         $15,349,  respectively.  From July 11, 1996 through  November 30, 1996,
         BISYS  served as  administrator  to these  Funds and  received  fees of
         $68,140 and $26,561, respectively.



                                      110

                                                 1998                        1997                      1996
                                                       Fee                         Fee                        Fee
                                           Fees    Reductions          Fees     Reductions         Fees   Reductions
                                           ----    ----------          ----     ----------         ----   ----------

Ohio Municipal Money Market......       917,889             0       548,673        375,708      851,457            0
Ohio Regional Stock..............        79,090             0        75,046              0       64,609            0
Prime Obligations................     1,259,710             0       790,839              0      697,897            0
Real Estate Investment                   11,216         7,642             0          2,320          N/A          N/A
Small Company Opportunity........       160,216             0       138,080              0      112,578            0
Special Value....................       601,051             0       525,357              0      356,371            0
Stock Index......................             0       782,953             0        567,979            0      329,746
Tax-Free Money Market............       726,665             0       562,890              0      446,706       35,290
U.S. Government Obligations......     2,171,416             0     2,258,117              0    1,803,685            0
Value............................       704,301             0       654,663              0      516,120            0


Sub-Administrator.

KAM serves as sub-administrator to the Trust pursuant to a sub-administration agreement dated October 1, 1997 (the "Sub-Administration Agreement"). As sub-administrator, KAM assists the Administrator in all aspects of the operations of the Trust, except those performed by KAM under its Investment Advisory Agreement.

For services provided under the Sub-Administration Agreement, the Administrator pays KAM a fee, with respect to each Fund, calculated at the annual rate of up to five one-hundredths of one percent (.05%) of such Fund's average daily net assets. Except as otherwise provided in the Administration Agreement, KAM shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, unless written notice not to renew is given by the non-renewing party.

Under the Sub-Administration Agreement, KAM's duties include maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assist in mailing and filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings, and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

Distributor.

BISYS serves as distributor (the "Distributor") for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years, and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

The following chart reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the fiscal years ended October 31, 1998, 1997 and 1996* .


                                               1998                                     1997                          1996
                                 Underwriting            Amount            Underwriting         Amount   Underwriting         Amount
                                 Commissions            Retained             Commission       Retained    Commissions       Retained
                                 -----------            --------             ----------       --------    -----------       --------

 Balanced...................    $   148,456            $  5,744                 $96,700         $4,600        $63,000        $60,000
 Convertible Securities**            48,035               6,080
 Diversified Stock..........      1,362,247              83,232               1,412,000        448,000        452,000        430,000
 Federal Money Market**                   0                   0
 Financial Reserves.........              0                   0                       0              0             --             --
 Fund for Income............         11,928               3,160                  13,800          3,600         18,000         17,000
 Government Mortgage........          9,293               1,145                  17,200          2,000          2,000          2,000
 Growth.....................         45,898               5,927                  15,300          2,200          1,000          1,000
 Institutional Money Mkt....              0                   0                       0              0             --             --
 Intermediate Income........            665                  89                   2,600            300          2,000          2,000
 International Growth.......         19,553               1,565                  11,600          1,300         17,000         17,000
 Investment Quality Bond....          3,437                 448                  15,700          2,200          6,000          6,000
 Lakefront..................          2,620                 380                   3,000            500             --             --
 LifeChoice Conservative....              0                   0
 LifeChoice Growth..........              0                   0
 LifeChoice Moderate........              0                   0
 Limited Term Income........            406                 100                     400            100          3,000          3,000
 National Municipal Bond....         37,577               2,273                  30,200          1,300         31,000         31,000
 New York Tax-Free..........         19,708               1,281                  51,300          3,900         43,000         39,000
 Ohio Municipal Bond........         29,884               3,834                  26,000          3,500         20,000         20,000
 Ohio Muni Money Market.....              0                   0                       0              0             --             --
 Ohio Regional Stock........         15,644               1,031                  19,800          1,500         21,000         21,000
 Prime Obligations..........              0                   0                       0              0             --             --
 Real Estate Investment.....         12,709               1,631                  16,600          2,300             --             --
 Small Co Opportunity.......         14,615               2,156                  18,200          2,800          2,000          2,000
 Special Value..............         58,381               3,770                  76,000          4,600         22,000         11,000



----------------------------------
*        Does not include distribution fees paid by the Gradison Funds.

** Underwriting commission information for the Convertible Securities Fund and the Federal Money Market Fund reflects commissions generated during the fiscal years ended November 30, 1996 and November 30, 1997 and the period from December 1, 1997 to October 31, 1998.



                                       112

 Stock Index................        123,439              17,022                 91,700         12,800          9,000          9,000
 Tax-Free Money Market......              0                   0                      0              0             --             --
 U.S. Gov't Obligations.....              0                   0                      0              0             --             --
 Value......................         18,412               2,472                 12,800          2,000          1,000          1,000


Transfer Agent.

State Street Bank and Trust Company ("State Street") serves as transfer agent for the Funds. Boston Financial Data Services, Inc. serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Transfer Agency and Service Agreement. Under its agreement with the Trust, State Street has agreed (1) to issue and redeem shares of the Funds; (2) to address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Trust's operations.

Shareholder Servicing Plan.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and each Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

Distribution and Service Plan.

The Trust, on behalf of the Financial Reserves Fund, Fund for Income, Institutional Money Market Fund (Investor Class and Select Class), Lakefront Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Money Market Fund, Real Estate Investment Fund, and U.S. Obligations Fund (Investor Shares) has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Board of Trustees has adopted the Plan to allow the Adviser, any Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to the Plan. Under the Plan, if a payment to the Advisers or a Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that the Adviser, any Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser, a Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

The Plan has been approved by the Board of Trustees. As required by Rule 12-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser, a Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds' shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

Class B and Class G Shares Distribution Plans.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares of the Balanced Fund, Diversified Stock Fund, International Growth Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Regional Stock Fund and Special Value Fund under the Rule. In addition, the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for Class G shares of the Diversified Stock Fund, the Fund for Income, the International Growth Fund, the Ohio Municipal Bond Fund and the Small Company Opportunity Fund. (Collectively, the Class B Distribution Plan and the Class G Distribution and Service Plan will be referred to as the "Rule 12b-1 Plans.")

The Class B Distribution Plan adopted by the Trustees provides that each Fund, as applicable, will pay the Distributor a distribution fee under the Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. Under the Class G Distribution and Service Plan, Class G shares of each of the Fund for Income, Ohio Municipal Bond Fund, Diversified Stock Fund, International Growth Fund and Small Company Opportunity Fund pays the Distributor a service fee of up to 0.25% and Class G shares of each of the Diversified Stock Fund, International Growth Fund and Small Company Opportunity Fund pays the Distributor a distribution fee of up to 0.25%.

The Rule 12b-1 fees may be used by the Distributor for: (a) costs of printing and distributing each Fund's prospectus, statement of additional information and reports to prospective investors in the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each Fund's Class B or Class G shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class B or Class G shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the Rule 12b-1 fees payable by any Fund under a Rule 12b-1 Plan is not related directly to expenses incurred by the Distributor and neither Rule 12b-1 Plan obligates the Funds to reimburse the Distributor for such expenses. The fees set forth in each Rule 12b-1 Plan will be paid by each Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Funds.

The Rule 12b-1 Plans for the Class B and Class G shares each specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the

Funds. In addition, each Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' Class B or Class G shares, as the case may be, or to third parties, including banks, that render shareholder support services.

Each Rule 12b-1 Plan was approved by the Trustees, including the independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of each Distribution Plan prior to its approval, and have determined that there is a reasonable likelihood that each Distribution Plan will benefit the Funds and their Class B or Class G shareholders, as the case may be. To the extent that a Rule 12b-1 Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class B or Class G shares of the Funds, additional sales of the Funds' Class B or Class G shares may result. Additionally, certain Class B and/or Class G shareholder support services may be provided more effectively under the relevant Distribution Plan by local entities with whom shareholders have other relationships.

Fund Accountant.

BISYS Fund Services Ohio, Inc. ("BISYS, Inc.") serves as fund accountant for the all of the Funds, except the Real Estate Investment Fund, pursuant to a fund accounting agreement with the Trust dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Trust, BISYS, Inc. calculates each Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. Under the Fund Accounting Agreement, BISYS, Inc. is entitled to receive annual fees of
 .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, $2,917 per tax-free fund and $3,333 per international fund and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.

For the fiscal years ended October 31, 1998, 1997, and 1996, the Fund accountant earned the following fund accounting fees:*


                                                           1998                 1997                  1996
                                                                                                      ----

Balanced Fund                                          $134,087               $89,610               $93,776
Convertible Securities Fund**                            38,972
Diversified Stock Fund                                  148,523               119,767               159,249
Federal Money Market Fund**                              65,217
Financial Reserves Fund                                  94,228                88,998                78,188
Fund for Income                                          56,497                48,449                57,144
Government Mortgage Fund                                 50,535                38,396                50,487
Growth Fund                                              63,019                51,705                35,364
Institutional Money Market Fund                         107,693               102,437                86,455
Intermediate Income Fund                                 77,887                67,260                61,867
International Growth Fund                                66,653                70,707                90,570


------------------------------
*        Does not include fund accounting fees paid by the Gradison Funds.

** Fund accounting fee information for the Convertible Securities Fund and the Federal Money Market Fund reflects fund accounting fees paid during the fiscal years ended November 30, 1996 and November 30, 1997 and the period from December 1, 1997 to October 31, 1998.



                                      115

Investment Quality Bond Fund                             73,539                57,053                52,699
Lakefront Fund                                           35,620                24,280                   N/A
LifeChoice Conservative Investor Fund                    36,056                   N/A                   N/A
LifeChoice Growth Investor Fund                          33,290                   N/A                   N/A
LifeChoice Moderate Investor Fund                        36,454                   N/A                   N/A
Limited Term Income Fund                                 41,478                33,524                39,040
National Municipal Bond Fund                             62,558                57,061                65,000
New York Tax-Free Fund                                   52,402                49,575                51,388
Ohio Municipal Bond Fund                                 51,323                46,445                51,845
Ohio Municipal Money Market Fund                         96,726                99,579                65,058
Ohio Regional Stock Fund                                 48,723                45,783                51,094
Prime Obligations Fund                                   97,944                92,710                85,261
Real Estate Investment Fund                              34,750                15,520                   N/A
Small Company Opportunity Fund                           41,005                39,041                57,804
Special Value Fund                                       97,582                87,704                79,170
Stock Index Fund                                        153,032               120,844                87,027
Tax-Free Money Market Fund                               93,791                79,661               107,911
U.S. Government Obligations Fund                        106,407                97,657                85,062
Value Fund                                               92,444                83,739                71,046


Custodian.

Cash and securities owned by each of the Funds are held by Key Trust as custodian pursuant to a Custodian Agreement dated August 1, 1996. Cash and securities owned by the Funds are also held by Morgan Stanley Trust Company ("Morgan Stanley") as sub-custodian, and certain foreign sub-custodians, pursuant to a Sub-Custody Agreement. Under these Agreements, Key Trust and Morgan Stanley each (1) maintains a separate account or accounts in the name of each respective fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Trust's operations. Key Trust may, with the approval of a fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a fund, provided that Key Trust shall remain liable for the performance of all of its duties under the Custodian Agreement.

Independent Accountants.

PricewaterhouseCoopers     LLP     serves    as    the     Trust's     auditors.
PricewaterhouseCoopers LLP's address is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operation.

ADDITIONAL INFORMATION

Description of Shares.

The Trust is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust currently has 38 series of shares, which represent interests in the Funds and their respective classes listed below (described in separate Statements of Additional Information) in addition to those listed on the first page of this SAI.


Established Value Fund                                       Maine Municipal Bond Fund (Short-Intermediate)
     Class G Shares                                               Class A Shares
Equity Income Fund                                           Michigan Municipal Bond Fund
     Class A Shares                                               Class A Shares
Gradison Government Reserves Fund                            National Municipal Bond Fund (Long)
     Class G Shares                                               Class A Shares
Maine Municipal Bond Fund (Intermediate)                     National Municipal Bond Fund (Short-Intermediate)
     Class A Shares                                               Class A Shares


The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Funds' equity securities as of January 31, 1999, and the percentage of the outstanding shares held by such holders are set forth in the table below. In addition, as of January 31, 1999, David M. Schneider, 2767 Belgrade Road, Pepper Pike, OH 44124-4601, is the beneficial owner of 9.8% of the shares of the Gradison Ohio Tax-Free Income Fund, which is expected to merge with the Victory Ohio Municipal Bond Fund, as described in "Performance of the Non-Money Market Funds -- Performance -- Class G Shares" in this SAI.


--------------------------- ---------------------------------------------- ------------------- -------------------
                                                                            Percent Owned of     Percent Owned
       Victory Fund                   Name and Address of Owner                  Record           Beneficially
--------------------------- ---------------------------------------------- ------------------- -------------------
Balanced Fund - Class A     SNBOC and Company                                    97.23%               --
                            4900 Tiedeman Road
                            Cleveland, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Convertible Securities      Charles Schwab & Co.                                 23.86%               --
Fund - Class A              Special Custody Account #2
                            FBO Customers Attn:  Mutual Funds Department
                            101 Montgomery Street
                            San Francisco, CA  94104-4122
--------------------------- ---------------------------------------------- ------------------- -------------------


                                      117

--------------------------- ---------------------------------------------- ------------------- -------------------
                            Key Trust                                            24.59%               --
                            Attn: Jim Osborne, OH-01-49-0330
                            PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Mac & Co a/c 506-318                                 5.37%                --
                            Mellon Bank N.A.
                            PO box 320
                            Pittsburgh, PA  15230-0320
--------------------------- ---------------------------------------------- ------------------- -------------------
Diversified Stock Fund -    SNBOC and Company                                    75.38%               --
Class A                     Attn: Jim Osborne, OH-01-49-0330
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Federal Money Market Fund   KeyCorp Investment Products                          80.57%               --
- Investor Class            Attn:  Jennifer Ryan
                            127 Public Square
                            Cleveland, OH  44114-1216
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Key Trust                                            6.02%                 --
                            Attn: Jim Osborne
                            PO Box 93971
                            4900 Tiedeman Road
                            Cleveland, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Summit County Treasurer                              5.39%
                            Attn: John Donofrio
                            175 South Main Street
                            Akron, OH  44308-1306
--------------------------- ---------------------------------------------- ------------------- -------------------
Federal Money Market Fund - KeyCorp Investment Products                          97.05%               --
Select Class                Attn: Jennifer Ryan
                            127 Public Square
                            Cleveland, OH  44114-1216
--------------------------- ---------------------------------------------- ------------------- -------------------
Financial Reserves Fund     SNBOC and Company                                    91.92%               --
                            Attn: Jim Osborne, OH-01-49-0330
                            4900 Tiedeman Road
                            Cleveland, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Fund for Income             Key Trust Cleveland                                  45.82%               --
                            PO Box 93971
                            4900 Tiedeman Road
                            Cleveland, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Government Mortgage Fund    SNBOC and Company                                    95.29%               --
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Growth Fund                 SNBOC and Company                                    91.35%               --
                            PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Institutional Money         KeyCorp Investment Products                          10.22%                --
Market Fund -               Attn: Jennifer Ryan
Investor Shares             127 Public Square
                            Cleveland, OH  44114-1216
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Liefke & Co.                                         67.19%                --
                            c/o KeyCorp Trust Services
                            PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Key Clearing Corp./Reinvest. Acct.                   20.64%               --
                            KCC Accts Corp Execution Services
                            4900 Tiedeman Road
                            Cleveland, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------



                                      118

--------------------------- ---------------------------------------------- ------------------- -------------------
Institutional Money         KeyCorp Investment Products                          5.47%                --
Market Fund -               Attn: Jennifer Ryan
Select Shares               127 Public Square
                            Cleveland, OH  44114-1216
--------------------------- ---------------------------------------------- ------------------- -------------------
                            BISYS Fund Services Ohio Inc.                        94.33%                --
                            The Benefit of our Customers
                            Attn: Victory Cash Control Dept.
                            3435 Stelzer Road
                            Columbus, OH  43219-6004
--------------------------- ---------------------------------------------- ------------------- -------------------
Intermediate Income Fund    SNBOC and Company                                    98.19%               --
                            PO Box 93971
                            4900 Tiedeman Road
                            Cleveland, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
International Growth Fund   SNBOC and Company                                    79.43%               --
- Class A                   PO Box 93971
                            4900 Tiedeman Road
                            Cleveland, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
International Growth Fund   IRA of Jerry L. Ufford                               7.64%               7.64%
- Class B                   3303 Linden Rd., Apt. 308
                            Rocky River, OH  44116
--------------------------- ---------------------------------------------- ------------------- -------------------
                            P/S Keogh of Subhash C. Mahajan MD                   21.70%              21.70%
                            7215 Old Oak Blvd, Suite 3104
                            Middleburg Hts., OH 44130
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Keybank C/F                                          6.28%               6.28%
                            IRA of Barbara D'Alesandro
                            5997 Glenwood Avenue
                            Boardman, OH  44512
--------------------------- ---------------------------------------------- ------------------- -------------------
Investment Quality Bond     SNBOC and Company                                    78.52%               --
Fund                        PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Lakefront Fund              SNBOC and Company                                    53.42%               --
                            PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
                            BISYS Fund Services                                  33.80%               --
                            Attn: Fund Administration & Reg. Serv.
                            3435 Stelzer Road
                            Columbus, OH  43219-6004
--------------------------- ---------------------------------------------- ------------------- -------------------
LifeChoice - Conservative   SNBOC and Company                                    97.42%               --
Investor                    4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
LifeChoice -                SNBOC and Company                                    93.22%               --
Growth Investor             4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
                            CoreLink Financial Inc.                              5.03%
                            P.O. Box 4054
                            Concord, CA  94524-4054
--------------------------- ---------------------------------------------- ------------------- -------------------
LifeChoice -                SNBOC and Company                                    95.24%               --
Moderate Investor           4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Limited Term                SNBOC and Company                                    97.70%               --
Income Fund                 PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------



                                      119

--------------------------- ---------------------------------------------- ------------------- -------------------
National Muni Bond Fund -   Key Trust Cleveland                                  24.66%
Class A                     PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
National Muni Bond Fund -   El Matador Inc.                                      7.99%               7.99%
Class B                     2564 Ogden Ave.
                            Ogden, UT  84401
--------------------------- ---------------------------------------------- ------------------- -------------------
                            KeyBank of Maine Escrow Agent                        11.19%              11.19%
                            for Robert, Geraldine & Janet Sylvester and
                            GFS ND Manufacturing Co.
                            115 Cocheco St.
                            Dover, NH  03820
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Marden Spencer                                       5.17%               5.17%
                            958 E. Olympus Park Dr. #A102
                            Salt Lake City, UT 84117
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Anne C. Quinn                                        10.02%              10.02%
                            42 Juniper Court
                            St Marys Place
                            London W8 5UF England
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Ethel F. Robinson                                    8.08%               8.08%
                            2716 100th SE
                            Everett, WA  98208
--------------------------- ---------------------------------------------- ------------------- -------------------
New York Tax-Free           Key Trust Cleveland                                  14.21%               --
Fund - Class A              PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Sally E. Darling Trustee                             6.67%               6.67%
                            Darling Revocable Trust
                            660 Indian Ridge
                            Waynesville, NC  28786-5295
--------------------------- ---------------------------------------------- ------------------- -------------------
New York Tax-Free           Anna Maria Desocio                                   7.35%               7.35%
Fund - Class B              Colomba Desocio JTWROS
                            1624 Caleb Ave.
                            Syracuse, NY  13206
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Richard A. Dudley                                    16.44%              16.44%
                            Margaret H. Dudley JTWROS
                            68 Center St.
                            Geneseo, NY  14454
--------------------------- ---------------------------------------------- ------------------- -------------------
Ohio Muni Bond Fund         SNBOC and Company                                    84.67%               --
                            PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Ohio Municipal              SNBOC and Company                                    22.49%               --
MMKT Fund                   PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------


                                      120

--------------------------- ---------------------------------------------- ------------------- -------------------
                            Private Banking                                      43.04%               --
                            c/o Society National Bank
                            Attn: Joe Caroscio
                            2025 Ontario Street
                            Cleveland, OH  44115-1022
--------------------------- ---------------------------------------------- ------------------- -------------------
                            McDonald & Co. Securities                            24.23%
                            The Exclusive Benefit of Customers
                            Attn: Jeff Carter
                            c/o Gradison Division
                            580 Walnut Street
                            Cincinnati, OH  45202
--------------------------- ---------------------------------------------- ------------------- -------------------
Ohio Regional Stock Fund    SNBOC and Company                                    84.34%               --
- Class A                   PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Ohio Regional Stock Fund    IRA of Jerry L. Ufford                               5.82%               5.82%
- Class B                   3303 Linden Rd., Apt. 308
                            Rocky River, OH  44116
--------------------------- ---------------------------------------------- ------------------- -------------------
Prime Obligations Fund      Private Banking                                      41.45%               --
                            c/o Society National Bank
                            Attn: Joe Caroscio
                            2025 Ontario Street
                            Cleveland, OH  44115-1022
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Key Clearing Corp/Reinvest Acct                      16.72%               --
                            KCC Accts Corp Execution Svcs
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
                            KeyCorp Investment Products                          33.86%               --
                            Attn: Jennifer Ryan
                            127 Public Square
                            Cleveland, OH  44114-1216
--------------------------- ---------------------------------------------- ------------------- -------------------
Real Estate Investment      SNBOC and Company                                    82.63%               --
Fund                        PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Special Growth Fund         SNBOC and Company                                    96.05%               --
                            PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Special Value Fund -        SNBOC and Company                                    90.69%               --
Class A                     PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Stock Index Fund            SNBOC and Company                                    95.44%               --
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
Tax-Free MMKT Fund          SNBOC and Company                                    26.74%               --
                            PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Private Banking                                      34.82%               --
                            c/o Society National Bank
                            Attn:  Joe Caroscio
                            2025 Ontario Street
                            Cleveland, OH  44115-1022
--------------------------- ---------------------------------------------- ------------------- -------------------



                                      121


---------------------------- --------------------------------------------- -------------------
                             McDonald & Co. Securities                           29.46%
                             The Exclusive Benefit of Customers
                             Attn: Jeff Carter
                             c/o Gradison Division
                             580 Walnut Street
                             Cincinnati, OH  45202
---------------------------- --------------------------------------------- -------------------
US Gov't Obligations Fund    SNBOC and Company                                   98.30%
- Investor                   PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH 44144-2338
---------------------------- --------------------------------------------- -------------------
US Gov't Obligations Fund    Chase Manhattan Bank                                5.16%
- Select                     FBO Global Trust
                             450 W 33rd Street, 15th Floor
                             New York, NY 10001-2603
---------------------------- --------------------------------------------- -------------------
                             SNBOC and Company                                   15.30%
                             PO Box 93971
                             4900 Tiedeman Road
                             Brooklyn, OH 44144-2338
---------------------------- --------------------------------------------- -------------------
                             Private Banking                                     33.82%
                             c/o Society National Bank
                             Attn: Joe Caroscio
                             2025 Ontario Street
                             Cleveland, OH 44115-1022
--------------------------- ---------------------------------------------- ------------------- -------------------
                            Key Clearing Corp/Reinvest Acct                      8.81%                 --
                            KCC Accts Corp Execution Svcs
                            OH-01-49-0230
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------
                            KeyCorp Investment Products                          33.38%                --
                            Attn: Jennifer Ryan
                            127 Public Square
                            Cleveland, OH  44114-1216
--------------------------- ---------------------------------------------- ------------------- -------------------
Value Fund                  SNBOC and Company                                    98.61%               --
                            PO Box 93971
                            4900 Tiedeman Road
                            Brooklyn, OH  44144-2338
--------------------------- ---------------------------------------------- ------------------- -------------------

Shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Trust, with respect to all the Funds (other than Class G shares), for the fiscal year ended October 31, 1998 are incorporated by reference herein. The financial statements for the fiscal year October 31, 1998 for all share Classes of each Fund of the Trust (other than Class G shares), have been audited by PricewaterhouseCoopers LLP as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

The audited financial statements of Gradison Government Income Fund and the Gradison Opportunity Value Fund for the fiscal years ended December 31, 1997 March 31, 1998, respectively, are incorporated by reference herein. These financial statements have been audited by Arthur Andersen L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Arthur Andersen LLP's address is 425 Walnut Street, Cincinnati, Ohio 45202. The unaudited financial statements of Gradison Government Income Fund and Gradison Opportunity Value Fund, dated June 30, 1998 and September 30, 1998, respectively, are also incorporated herein by reference.

Miscellaneous.

As used in the Prospectuses and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Trust will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the net asset values of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular fund will be determined by the
Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectuses and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

APPENDIX
Description of Security Ratings.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser or the Sub-Advisers with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA") and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser or a Sub-Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

A+.  Obligations supported by the highest capacity for timely repayment.

A1. Obligations supported by a very strong capacity for timely repayment.

A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                             Registration Statement
                                       of
                             THE VICTORY PORTFOLIOS
                             ----------------------
                                       on
                                    Form N-1A

PART C.    OTHER INFORMATION

Item 23.

              Exhibits:

(a)(1)        Certificate of Trust (1)

(a)(2)        Delaware Trust Instrument dated December 6, 1995, as amended. (2)

(b)           Bylaws, Amended and Restated as of August 28, 1998.(3)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1) Investment Advisory Agreement dated as of March 1, 1997 between Registrant and Key Asset Management Inc. ("KAM"), with Schedule A amended as of March 1, 1997, March 2, 1998 and May 29, 1998. (4)

(d)(2)        Investment   Advisory   Agreement  dated  March  1,  1997  between
              Registrant and KAM regarding Lakefront Fund and Real Estate Investment Fund. (5)

(d)(3) Form of Schedule A to the Investment Advisory Agreement between Registrant and KAM amended as of April 1, 1999, including the Gradison Government Reserves Fund and Established Value Fund. (6)

(d)(4) Investment Sub-Advisory Agreement dated March 1, 1997 between KAM and Lakefront Capital Investors, Inc. regarding the Lakefront Fund. (5)

---------------------------------------

              1 Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.


              2 Filed as an Exhibit to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A filed electronically on February 26, 1998, accession number 0000922423-98-000264.


              3 Filed as an Exhibit to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A filed electronically on November 19, 1998, accession number 0000922423-98-001323.

              4 Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.


              5 Filed as an Exhibit to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed electronically on December 12, 1997, accession number 0000922423-97-001015.


              6 Filed as an Exhibit to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A filed electronically on February 9, 1999, accession number 0000922423-99-000095.

(d)(5)        Investment   Advisory   Agreement   dated  June  1,  1998  between
              Registrant and KAM regarding the International Growth Fund. (4)

(d)(6)        Portfolio   Management   Agreement  dated  June  1,  1998  between
              Registrant, KAM and Indocam International Investment Services, S.A. regarding the International Growth Fund. (7)

(e) Distribution Agreement dated June 1, 1996 between Registrant and BISYS Fund Services Limited Partnership, with Schedule I amended as of March 2, 1998 and May 29, 1998. (4)

(f)           None.

(g)(1) Amended and Restated Mutual Fund Custody Agreement dated August 1, 1996 between Registrant and Key Trust of Ohio, Inc., with Schedule A revised as of March 1998 and May 29, 1998 and Attachment B revised as of March 2, 1998. (4)

(g)(2) Custody Agreement dated May 31, 1996 between Morgan Stanley Trust Company and Key Trust Company of Ohio. (8)

(h)(1)        Form of Broker-Dealer Agreement. (9)

(h)(2) Administration Agreement dated October 1, 1997 between Registrant and BISYS Fund Services Limited Partnership ("BISYS"), with
              Schedule  I  amended  as of  March 2,  1998  and May 29,  1998 and
              Schedule II-B amended as of March 2, 1998. (4)

(h)(3) Sub-Administration Agreement dated October 1, 1997 between BISYS and KAM, with Schedule A amended as of March 2, 1998 and May 29, 1998. (4)

(h)(4) Transfer Agency and Service Agreement dated July 12, 1996 between Registrant and State Street Bank and Trust Company, with Schedule A revised as of August 1, 1996, March 2, 1998 and May 29, 1998.
              (4)

(h)(5) Fund Accounting Agreement dated May 31, 1995 between Registrant and BISYS Fund Services Ohio, Inc., with Amended Schedule A as of February 19, 1997 and March 2, 1998 and May 29, 1998, and Schedule B as of March 2, 1998. (4)

(h)(6)        Purchase Agreement is incorporated  herein by reference to Exhibit
              13(c)  to   Post-Effective   Amendment   No.  7  to   Registrant's
              Registration Statement on Form N-1A filed on December 1, 1989.

(i)(1) Opinion of Morris, Nichols, Arsht & Tunnell, Delaware Counsel to Registrant. (3)

---------------------------------------

              7 Filed as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed electronically on June 12, 1998, accession number 0000922423-98-000602.


              8 Filed as an Exhibit to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed electronically on July 30, 1996, accession number 0000922423-96-000344.


              9 Filed as an Exhibit to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed electronically on January 31, 1996, accession number 0000922423-96-000047.

(i)(2) Opinion of Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") as to the legality of the securities being registered. (3)

(i)(3)        Consent of Kramer Levin.

(j)(1)        Consent of PricewaterhouseCoopers LLP.

(j)(2)        Consent of Arthur Andersen LLP.

(k)           Not applicable.

(l)(1) Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio is incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on November 13, 1986.

(l)(2) Purchase Agreement dated October 15, 1989 is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(m)(1) Distribution and Service Plan dated June 5, 1995 for the Class A Shares of Registrant with Schedule I amended as of February 19, 1997, March 2, 1998 and May 29, 1998. (4)

(m)(2) Distribution Plan dated June 5, 1995 for Class B Shares of Registrant with Schedule I amended as of February 1, 1996. (7)

(m)(3) Distribution and Service Plan dated December 11, 1998 for Class G Shares of Registrant. (10)

(m)(4) Shareholder Servicing Plan dated June 5, 1995 with Schedule I amended as of March 1, 1997, March 2, 1998 and May 29, 1998. (4)

(m)(5)        Form of Shareholder Servicing Agreement. (1)

(n)           Financial Data Schedules.

(o)           Amended and Restated  Rule 18f-3  Multi-Class  Plan as of December
              11, 1998. (9)

              Powers of Attorney of Roger Noall and Frank A. Weil. (11 )

              Powers of Attorney of Leigh A. Wilson, Harry Gazelle, Thomas F. Morrissey, H. Patrick Swygert and Eugene J. McDonald. (2)

Item 24. Persons Controlled by or Under Common Control with Registrant.
         -------------------------------------------------------------

                  None.

----------------------------

              10 Filed as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed electronically on January 26, 1999, accession number 0000922423-99-000059.

              11 Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-14 filed electronically on February 3, 1998, accession number 0000922423-98-000095.

Item 25. Indemnification
         ---------------

Article X, Section 10.02 of Registrant's Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2) hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)      Subject to the  exceptions  and  limitations  contained  in  Subsection
         10.02(b):

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)      No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii)  in  the  event  of a  settlement,  unless  there  has  been  a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Indemnification of the Fund's principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto,
Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser
         --------------------------------------------------------

KAM is the investment adviser to each Fund of The Victory Portfolios. KAM is a wholly-owned indirect subsidiary of KeyCorp, a bank holding company which had total assets of approximately $76 billion as of June 30, 1998. KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, mortgage and leasing companies. KAM and its affiliates have over $64 billion in assets under management, and provides a full range of investment management services to personal and corporate clients.

Lakefront Capital Investors, Inc. ("Lakefront"), sub-adviser of the Lakefront Fund, 127 Public Square, 15th Floor, Cleveland, Ohio 44114, was incorporated in 1991.

Indocam International Investment Services, S.A. ("IIIS") serves as the sub-adviser to the International Growth Fund. IIIS and its advisory affiliates ("Indocam") are the global asset management component of the Credit Agricole banking and financial services group. IIIS is a registered investment adviser with the SEC and also serves as the investment adviser to the France Growth Fund and as subadviser for the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund. Indocam has affiliates which are engaged in the brokerage business. The principal office of IIIS is 9, rue Louis Murat, Paris, France 75008.

To the knowledge of Registrant, none of the directors or officers of KAM, Lakefront, or IIIS, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of KAM also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of KAM are as follows:
---------------------------------------------------------------------


Directors:

William G. Spears            o        Senior Managing Director and Chairman.

Richard J. Buoncore          o        Senior Managing Director, President and Chief Executive Officer.

Bradley E. Turner            o        Senior Managing Director and Chief Operating Officer.

Anthony Aveni                o        Senior Managing Director and Chief Investment Officer of Society Asset
                                      Management Division.

Vincent DeP. Farrell         o        Senior Managing Director and Chief Investment Officer of Spears, Benzak,
                                      Salomon & Farrell Division.

Richard E. Salomon           o        Senior Managing Director.

Gary R. Martzolf             o        Senior Managing Director.

Other Officers:

Charles G. Crane             o        Senior Managing Director and Chief Market Strategist.

James D. Kacic               o        Chief Financial Officer, Chief Administrative Officer, and Senior Managing
                                      Director.

William R. Allen             o        Managing Director.

Michael Foisel               o        Assistant Treasurer.

Michael Stearns              o        Chief Compliance Officer.

William J. Blake             o        Secretary.

Steven N. Bulloch            o        Assistant Secretary.  Also, Senior Vice President and Senior Counsel of
                                      KeyCorp Management Company.

Kathleen A. Dennis           o        Senior Managing Director.

The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

The principal executive officer and director of Lakefront is:
-------------------------------------------------------------

Nathaniel E. Carter          o        President and Chief Investment Officer.

The business address of the foregoing individual is 127 Public Square, Cleveland, Ohio 44114.



                                      C-6

The principal executive officers and directors of IIIS are as follows:
----------------------------------------------------------------------

Jean-Claude Kaltenbach                   o        Chairman and CEO.

Ian Gerald McEvatt                       o        Director.      Claude Doumic              o        Director.

Didier Guyot de la Pommeraye             o        Director.      Charles Vergnot            o        Director.

Eric Jostrom                             o        Director.      Gerard Sutterlin           o        Secretary General.

The business address of each of the foregoing individuals is 90 Blvd. Pasteur, 75730 Paris, CEDEX 15 -- France.

Item 27.          Principal Underwriter
                  ---------------------

(a)  BISYS  Fund  Services,   Registrant's  administrator,   also  acts  as  the
     distributor for the following investment companies as of December 22, 1998.

Alpine Equity Trust                                          The Kent Funds
American Performance Funds                                   Magna Funds
AmSouth Mutual Funds                                         Meyers Investment Trust
The ARCH Fund, Inc.                                          MMA Praxis Mutual Funds
The BB&T Mutual Funds Group                                  M.S.D. & T. Funds
The Coventry Group                                           Pacific Capital Funds
ESC Strategic Funds, Inc.                                    The Parkstone Advantage Fund
The Eureka Funds                                             Pegasus Funds
Gradison-McDonald Cash Reserves Trust                        Puget Sound Alternative Investment Series Trust
Gradison-McDonald Municipal Custodian Trust                  Republic Advisor Funds Trust
Gradison Custodian Trust                                     Republic Funds Trust
Gradison Growth Trust                                        The Riverfront Funds, Inc.
Fifth Third Funds                                            Sefton Funds
Hirtle Callaghan Trust                                       SSgA Liquidity Fund
HSBC Funds Trust                                             The Sessions Group
HSBC Mutual Funds Trust                                      Summit Investment Trust
The Infinity Mutual Funds, Inc.                              Variable Insurance Funds
INTRUST Funds Trust                                          The Victory Variable Insurance Funds
                                                             Vintage Mutual Funds, Inc.
(b)  Directors,  officers and partners of BISYS Fund Services, Inc., the General
     Partner of BISYS Fund Services, as of June 15, 1998 were as follows:

Lynn J. Mangum           o        Chairman and CEO.              William Tomko          o        Senior Vice
                                                                                                 President.

Dennis Sheehan           o        Director, Executive Vice       Michael D. Burns       o        Vice President.
                                  President and Treasurer.

J. David Huber           o        President.                     David Blackmore        o        Vice President.

Kevin J. Dell            o        Vice President and Secretary.  Steve Ludwig           o        Compliance Officer.

Mark Rybarczyk           o        Senior Vice President.         Robert Tuch            o        Assistant Secretary.


The business address of each of the foregoing individuals is BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43215.

Item 28. Location of Accounts and Records
         --------------------------------

(1)    Key Asset Management Inc., 127 Public Square,  Cleveland, Ohio 44114-1306
       (records   relating  to  its   functions   as   investment   adviser  and
       sub-administrator).

(2) Lakefront Capital Investors, Inc., 127 Public Square, Cleveland, Ohio 44114 (records relating to its function as investment sub-adviser for the Lakefront Fund only).

(3) Indocam International Investment Services, S.A., 9, rue Louis Murat, Paris, France 75008 (records relating to its function as investment sub-adviser for the International Growth Fund only).

(4)    KeyBank  National  Association,   127  Public  Square,   Cleveland,  Ohio
       44114-1306 (records relating to its function as shareholder servicing agent).

(5) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator and fund accountant).

(6) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its function as distributor).

(7) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-3875 (records relating to its function as transfer agent).

(8)    Boston  Financial  Data  Services,   Inc.  Two  Heritage  Drive,  Quincy,
       Massachusetts 02171 (records relating to its functions as dividend disbursing agent and shareholder servicing agent).

(9) Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as custodian and securities lending agent).

(10) Morgan Stanley Trust Company, 1585 Broadway, New York, New York 10036 (records relating to its function as sub-custodian of the Balanced Fund, Convertible Securities Fund, International Growth Fund, Lakefront Fund, and Real Estate Investment Fund).

Item 29. Management Services
         -------------------

                  None.

Item 30. Undertakings
         ------------

                  None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant's Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act and the Investment Company Act, Registrant certifies that it meets all of the requirements of effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on this 26th day of February, 1999.

                             THE VICTORY PORTFOLIOS

                             By: /s/ Leigh A. Wilson
                                 -------------------
                                 Leigh A. Wilson, President and Trustee

                  Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated:


                 Signature                                 Title                               Date
                 ---------                                 -----                               ----


/s/ Roger Noall                             Chairman of the Board and Trustee     February 26, 1999
---------------
     Roger Noall


/s/ Leigh A. Wilson                         Trustee                               February 26, 1999
-------------------
     Leigh A. Wilson


/s/ Joel B. Engle                           Treasurer                             February 26, 1999
-----------------
     Joel B. Engle


/s/ Harry Gazelle*                          Trustee                               February 26, 1999
------------------
     Harry Gazelle


/s/ Thomas F. Morissey*                     Trustee                               February 26, 1999
-----------------------
     Thomas F. Morrissey


/s/ H. Patrick Swygert*                     Trustee                               February 26, 1999
-----------------------
     H. Patrick Swygert


/s/ Frank A. Weil*                          Trustee                               February 26, 1999
------------------
     Frank A. Weil


/s/ Eugene J. McDonald*                     Trustee                               February 26, 1999
-----------------------
     Eugene J. McDonald



--------------------------------
*
         By:      /s/ Carl Frischling
                  -------------------
                  Carl Frischling
                  Attorney-in-fact

                             THE VICTORY PORTFOLIOS

                                INDEX TO EXHIBITS

Item 23.

Exhibit Number
--------------

EX-99.B10                   Consent of Kramer Levin Naftalis & Frankel LLP.
EX-99.B11.1                 Consent of PricewaterhouseCoopers LLP.
EX-99.B11.2                 Consent of Arthur Andersen LLP.
EX.99.B27.1-42              Financial Data Schedules.